UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2008

                  Date of reporting period: October 31, 2008


ITEM 1. REPORT TO STOCKHOLDERS.

                         GUIDANCE | VISION | EXPERIENCE

                        (AMERICAN BEACON FUNDS(SM) LOGO)

                                 Annual Report

                                    (GRAPHIC)

OCTOBER 31, 2008

EQUITY FUNDS
BALANCED FUND
LARGE CAP GROWTH FUND
MID - CAP VALUE FUND
SMALL CAP VALUE OPPORTUNITY FUND
EMERGING MARKETS FUND

BOND FUNDS
HIGH YIELD BOND FUND
ENHANCED INCOME FUND
INTERMEDIATE BOND FUND
SHORT - TERM BOND FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
American Beacon Funds' Performance.................................            2
Market and Performance Overviews...................................         3-23
American Beacon Schedules of Investments
   Balanced Fund...................................................           26
   Large Cap Growth Fund...........................................           35
   Mid-Cap Value Fund..............................................           40
   Small Cap Value Opportunity Fund................................           43
   Emerging Markets Fund...........................................           48
   High Yield Bond Fund............................................           53
   Enhanced Income Fund............................................           61
   Intermediate Bond Fund..........................................           67
   Short-Term Bond Fund............................................           76
   Additional Information..........................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

(PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

     Enclosed is the American Beacon Funds Annual Report for the twelve months ended October 31, 2008 for our Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond, Enhanced Income, Intermediate Bond, and Short-Term Bond Funds.

     During the past twelve months, we experienced unprecedented market turmoil in all asset classes. Initially, the sub-prime mortgage crisis and rising oil and food prices contributed to an economic slowdown that culminated in a market-wide credit crisis and squeeze on liquidity. The situation reached once-in-a-lifetime crisis proportions in mid-September with the bankruptcy of Lehman Brothers, the resulting losses incurred by investors in money market funds, and the unprecedented government intervention in the financial system. From September 15th to October 31st, the Dow Jones Industrial Average declined almost 20% on the threat of a global recession.

     During these times, it is important to remember that the American Beacon Funds' investment strategy is based on long-term investing. Short-term pain can lead to long-term gains as we saw when the positive performance by our value-oriented Funds followed the burst of the technology bubble earlier this decade. We believe the Funds' fundamental value investment philosophies and lower than average expense ratios will continue to serve the Funds well over the longer term.

     Please review the enclosed market overview, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued.

                                        Sincerely,


                                        /s/ William F. Quinn

                                        William F. Quinn
                                        President
                                        American Beacon Funds

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets. Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of mid- and small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2008 (UNAUDITED)

     The financial crisis that began in August 2007 accelerated into uncharted territory in 2008, punctuated by the sharp decline in equity prices in October. Earlier concerns about rising prices for oil, food and commodities were brushed aside as the credit crisis evolved into a full-blown liquidity crisis. In early 2008, monetary policymakers were very aggressive, ultimately cutting the Fed Funds rate to 1% as deflation concerns began to displace talk of inflation. The Federal Reserve ("Fed") was innovative in contending with the financial crisis by developing (or resurrecting) policy initiatives and lending facilities in attempts to target liquidity without further pressuring the dollar or adding to worries regarding inflation. Nevertheless, in the spring of 2008, market interest rates had once again begun to move against the Fed, this time upward, as global investors anticipated a pause in, if not a completion of, the Fed's easing campaign.

     Market volatility prevailed in the second and third calendar quarters of 2008. Only a few months back, investors were worried about rising inflation and the potential for higher interest rates; however, events during the past few months changed those discussions. The government takeovers of Fannie Mae and Freddie Mac, the Lehman Brothers bankruptcy, the near demise of insurance giant American International Group (AIG), government-arranged bank mergers and bank failures turned the conversations to de-leveraging, deflation and declining rates. Signs of a recession accelerated as third quarter 2008 Gross Domestic Product contracted despite the massive policy response. Oil prices fell rapidly from a high of approximately $145 per barrel during the twelve-month period to close below $70 per barrel on October 31, 2008, while housing prices saw no signs of a bottom. Worries of global recession were also pervasive throughout commodities markets as major indices sold off considerably while the dollar gained against most currencies. All of this occurred in the midst of a presidential election with its attendant uncertainties. Investors took note, driving prices substantially lower in every major equity market over the past twelve months.

     In spite of these events, there are many long-term positives in the U.S. economy. The biggest one is the flexibility of our system and its ability to adapt: both policymakers and market participants reacted quickly (and sometimes overreacted) to changing circumstances. Other factors such as the existence of insurance safety nets, a still relatively low (though rising) unemployment rate, technology-driven productivity gains, solid balance sheets for non-financial companies and improving global competitiveness all factor into a potentially positive long-term outlook. Consequently, while households and financial firms have limited borrowing capacity and have received most of the media attention, non-financial companies are not overburdened by debt and are in a better position than in past cycles to manage their businesses in a slowing economy. While the actions taken should help to stem the current crisis, obstacles remain. However, with the full attention of world central banks, governments and regulators, fundamentals have the opportunity to prevail as financial markets make their way through the current uncertainty.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Balanced Fund's Institutional Class returned -28.23% for the twelve months ended October 31, 2008, lagging the 60% Russell 1000(R) Value/40% Lehman Brothers Aggregate Index benchmark return of -23.47%, but outperforming the Lipper Mixed-Asset Target Allocation Growth Funds Index return of -29.95%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/98 THROUGH 10/31/08

                               (PERFORMANCE GRAPH)

                                           ANNUALIZED TOTAL RETURNS     VALUE OF
                                            PERIODS ENDED 10/31/08       $10,000
                                          ---------------------------   10/31/98-
                                          1 YEAR   5 YEARS   10 YEARS   10/31/08
                                          ------   -------   --------   ---------
Institutional Class(1, 5) .............   -28.23%   2.14%      3.34%     $13,896
PlanAhead Class(1, 5) .................   -28.39%   1.84%      3.07%      13,535
Service Class(1, 2, 5) ................   -28.58%   1.62%      2.96%      13,390
AMR Class(1, 5) .......................   -28.08%   2.37%      3.62%      14,265
Balanced Composite Index(3) ...........   -23.47%   2.74%      3.95%      14,736
Russell 1000 Value Index (4) ..........   -36.80%   1.90%      2.79%      13,165
Lehman Bros. Aggregate Index(4) .......     0.31%   3.48%      5.00%      16,290
Lipper Mixed-Asset Target
   Allocation Growth Funds Index (4) ..   -29.95%   1.36%      2.63%      12,958

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 10/31/98 up to 5/31/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. Therefore, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/98. A portion of the fees charged to the Service Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.

(3.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Lehman Brothers Aggregate Index have been combined in a 60%/40% proportion.

(4.) The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trade mark of Frank Russell Company. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.58%, 0.84%, 1.08% and 0.32%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     During the twelve-month period, the Fund's assets on average were invested 60% in equities (including equitized cash) and 40% in fixed-income securities, ending the period with 61% in equities/equitized cash and 39% in fixed-income securities.

     The equity portion of the Fund (excluding equitized cash) returned -41.9%, underperforming the Russell 1000(R) Value Index (the "Index") return of -36.8%. The Fund's equities underperformed the Index due to both stock selection and sector allocation. Poor stock selection in the Financials, Consumer Discretionary, and Health Care sectors detracted the most value relative to the Index. In the Financials sector, Washington Mutual (down 99.8% for the period the Fund owned the security), Wachovia (down 85.2%), and Bear Stearns (down 90.7% for the period the Fund owned the security) hurt performance the most. The Fund's holdings in the Consumer Discretionary sector that had the largest negative impact for the period the Fund owned the securities were R.H. Donnelley (down 98.5%), Idearc (down 93.5%), and Wyndham Worldwide (down 74.9%). Cigna (down 68.9% for the period the Fund owned the security) and Wellpoint (down 50.9%) were the largest detractors in the Health Care sector. The aforementioned underperformance was slightly offset by good stock selection in the Information Technology sector where IBM (down 18.7% for the period the Fund

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

owned the security) and EDS (up 16.7%) were the largest contributors.

     During the twelve-month period, an underweight in Energy, one of the better performing sectors in the Index, and a more than double overweight in Information Technology, the second-worst performing sector in the Index, detracted value from the Fund's relative returns through sector allocation. The negative sector allocation performance was somewhat offset by an underweight in Financials, the worst performing sector in the Index.

     The fixed-income portion of the Fund returned -2.47% for the period, underperforming the Lehman Brothers Aggregate Index ("Lehman Index") return of 0.31%. Most of the Fund's poor performance was due to an overweight in Corporates, the worst performing sector in the Lehman Index.

     The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

TOP TEN EQUITY HOLDINGS

                                            % OF
                                           EQUITIES
                                           --------
Bank of America Corp. ..................     1.8%
AT&T, Inc. .............................     1.5%
ConocoPhillips .........................     1.5%
International Business Machines Corp. ..     1.4%
JPMorgan Chase & Co. ...................     1.3%
Philip Morris International, Inc. ......     1.3%
Pfizer, Inc. ...........................     1.3%
Hewlett-Packard Co. ....................     1.2%
Citigroup, Inc. ........................     1.1%
Verizon Communications, Inc. ...........     1.1%

EQUITY SECTOR ALLOCATION

                                             % OF
                                           EQUITIES
                                           --------
Financials .............................     19.0%
Industrials ............................     14.4%
Health Care ............................     12.6%
Energy .................................     11.2%
Information Technology .................     11.0%
Consumer Staples .......................      9.2%
Consumer Discretionary .................      7.8%
Utilities ..............................      5.7%
Telecommunication Services .............      5.2%
Materials ..............................      3.9%

FIXED-INCOME SECTOR ALLOCATION

                                               % OF
                                           FIXED INCOME
                                           ------------
Corporate Bonds ........................       34.2%
Mortgage-Backed ........................       33.9%
Agency .................................       22.0%
U.S. Treasury ..........................        8.2%
Asset-Backed ...........................        1.7%

     Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Large Cap Growth Fund returned -39.48% for the twelve months ended October 31, 2008, compared to the Russell 1000(R) Growth Index (the "Index") return of -36.95% and the Lipper Large-Cap Growth Funds Index return of -39.10%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/08

                               (PERFORMANCE GRAPH)

*    Inception of Fund


                        ANNUALIZED TOTAL RETURNS
                         PERIODS ENDED 10/31/08
                     ------------------------------    VALUE OF
                                            SINCE       $10,000
                                            INCEP.     7/31/00-
                     1 YEAR    5 YEARS    (7/31/00)    10/31/08
                     ------    -------    ---------    --------
Institutional
   Class(1, 3)....   -39.48%    -2.83%      -8.61%      $4,759
AMR Class(1, 3)...   -39.17%    -2.55%      -8.40%       4,847
Russell 1000
   Growth
   Index(2).......   -36.95%    -1.29%      -7.66%       5,184
Lipper Large-Cap
   Growth Funds
   Index(2).......   -39.10%    -1.73%      -8.02%       5,018

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2004. Performance prior to waiving the fees was lower than actual returns shown for periods since 2004.

(2.) The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Large-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and AMR Class shares was 1.06% and 0.61%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index in eight of the ten sectors entirely due to stock selection, as sector allocation added modest value to the Fund's performance. The Fund's poor security selection in the Information Technology, Industrials, Energy, Consumer Staples, and Materials sectors resulted in most of the poor performance. In the Information Technology sector, NVIDIA (down 64.3% for the period the Fund owned the security), Dell (down 60.3%), and Cisco Systems (down 46.2%) detracted the most relative value. The Fund's holdings in the Industrials sector that had the largest negative impact for the period the Fund owned the securities were Terex (down 58.9%), Flowserve (down 45.2%), and Cummins Engine (down 60.9%). Positions in Nabors Industries (down 59.6% for the period the Fund owned the security), Global Industries (down 51.5% for the period the Fund owned the security), and National Oilwell Varco (down 59.2%) detracted most from the Energy sector performance, while Avon (down 34.1% for the period the Fund owned the security) and Bunge Limited (down 65.2%) hurt performance most in the Consumer Staples sector. In the Materials sector, Freeport-McMoRan Copper & Gold (down 74.6% for the period the Fund owned the security) and Southern Copper (down 41.2% for the period the Fund owned the security) were the largest detractors. The aforementioned underperformance was slightly offset by good security selection in the Consumer Discretionary sector where McDonald's (up 1.5%) was the largest contributor.

     The Fund added relative value through underweighting Financials, the worst performing sector in the Index. Underweightings in the Health Care, Materials, and Utilities sectors also added value, while an underweighting in Consumer Staples detracted from relative performance.

     Looking forward, the Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above-average growth potential.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                               % OF
                            NET ASSETS
                            ----------
McDonald's Corp. ........       2.4%
Gilead Sciences, Inc. ...       2.2%
Microsoft Corp. .........       2.0%
Cisco Systems, Inc. .....       1.7%
Accenture Ltd. ..........       1.6%
Monsanto Co. ............       1.6%
Hewlett-Packard Co. .....       1.5%
Emerson Electric Co. ....       1.5%
General Dynamics Corp. ..       1.4%
Wal-Mart Stores, Inc. ...       1.3%

SECTOR ALLOCATION

                               % OF
                             EQUITIES
                             --------
Information Technology ...     22.1%
Industrials ..............     17.8%
Health Care ..............     17.8%
Consumer Discretionary ...     14.1%
Energy ...................     10.5%
Consumer Staples .........      9.1%
Materials ................      4.2%
Financials ...............      3.5%
Utilities ................      0.5%
Telecommunication
   Services ..............      0.3%
Communications ...........      0.1%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Mid-Cap Value Fund returned -40.96% for the twelve months ended October 31, 2008. The Fund trailed the Russell Midcap(R) Value Index (the "Index") return of -38.83% and the Lipper Mid-Cap Value Funds Index return of -39.81%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04* THROUGH 10/31/08

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                         ANNUALIZED TOTAL RETURNS
                          PERIODS ENDED 10/31/08
                       -----------------------------  VALUE OF
                                             SINCE    $10,000
                                             INCEP.   6/30/04-
                       1 YEAR    3 YEARS   (6/30/04)  10/31/08
                       ------    -------   --------   --------
Institutional
   Class(1, 3, 6)...   -40.96%    -9.69%    -3.24%     $ 8,670
PlanAhead Class
   (1, 2, 6)........   -41.14%    -9.90%    -3.39%       8,611
Service Class
   (1, 4, 6)........   -41.24%    -9.98%    -3.45%       8,589
AMR Class (1, 6)....   -40.87%    -9.50%    -3.10%       8,725
Russell Midcap
   Value Index(5)...   -38.83%    -6.82%     0.14%      10,062
Lipper Mid-Cap
   Value Funds
   Index(5).........   -39.81%    -6.98%    -1.89%       9,209

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2006. Performance prior to waiving fees was lower than the actual returns shown.

(2.) Fund performance for the three-year and since inception periods represents the total returns achieved by the AMR Class from 6/30/04 up to 3/1/06, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 6/30/04. A portion of the fees charged to the PlanAhead Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than actual returns shown since 2006.

(3.) Fund performance represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than actual returns shown since 2007.

(4.) Performance shown prior to the 6/29/07 inception of the Service Class is that of the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the PlanAhead Class from 3/1/06 to 6/30/07. The returns have not been adjusted for any difference between the fees and the expenses of the Service Class and the historical fees and expenses of the AMR, Institutional, and PlanAhead Classes. Because the AMR, Institutional, and PlanAhead Clasess had lower expenses, their performance was better than the Service Class would have realized during the same period. A portion of the fees charged to the Service Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.

(5.) The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(6.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service, and AMR Class shares was 1.10%, 1.27%, 1.81%, and 0.76%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index primarily through sector allocation, as stock selection detracted minimal value.

     A large overweight in the Consumer Discretionary sector, the worst performing sector in the Index, detracted value through sector allocation. An absence from Materials, the second best performing sector of the Index, and underweights in the Utilities and Energy sectors, also detracted value relative to the Index. An overweight in the Health Care sector contributed to performance, only partially offsetting the impact of the aforementioned sector exposures.

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     Holdings in the Financials and Health Care sectors detracted the most value relative to the Index through stock selection. In the Financials sector, Freddie Mac (down 97.0%), Protective Life (down 80.1%), and Conseco (down 88.2%) were the largest detractors. Coventry Health Care (down 78.1%) and Cigna (down 59.8% for the period the Fund held the security) hurt performance most in the Health Care sector.

     Good security selection in the Consumer Discretionary, Industrials, Utilities, and Consumer Staples sectors added value, but this excess performance was not enough to offset the negative impact of the sectors mentioned previously. In the Consumer Discretionary sector, Family Dollar Stores (up 8.6% for the period the Fund held the security) was the largest contributor. L-3 Communications (down 25.2%) added the most value in the Industrials sector. Wisconsin Energy (down 7.1%) contributed the most in the Utilities sector, while UST (up 32.3%) helped performance most in the Consumer Staples sector.

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

TOP TEN HOLDINGS

                                          % OF
                                       NET ASSETS
                                       ----------
L-3 Communications Holdings, Inc. ..      2.4%
Omnicare, Inc. .....................      2.0%
CA, Inc. ...........................      1.9%
People's United Financial, Inc. ....      1.8%
Alcatel-Lucent......................      1.8%
Lorillard, Inc. ....................      1.7%
Reynolds American, Inc. ............      1.7%
Black & Decker Corp. ...............      1.5%
Annaly Capital Management Inc. .....      1.4%
Torchmark Corp. ....................      1.4%

SECTOR ALLOCATION

                                      % OF
                                    EQUITIES
                                    --------
Financials.......................     24.6%
Consumer Discretionary...........     24.3%
Industrials......................     11.5%
Health Care......................     10.0%
Information Technology...........      9.9%
Utilities........................      8.5%
Consumer Staples.................      8.1%
Energy...........................      3.1%

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Small Cap Value Opportunity Fund returned -34.49% for the twelve months ended October 31, 2008. The Fund underperformed the Russell 2000(R) Value Index (the "Index") return of -30.54% and the Lipper Small-Cap Value Funds Index return of -34.03% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 3/31/06* THROUGH 10/31/08

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                                   ANNUALIZED TOTAL
                                    RETURNS PERIODS
                                    ENDED 10/31/08       VALUE OF
                                ----------------------   $10,000
                                          SINCE INCEP.   3/31/06-
                                1 YEAR     (3/31/06)     10/31/08
                                ------    ------------   --------
Institutional Class(1, 3)...    -34.49%      -13.88%      $6,795
PlanAhead Class(1, 3).......    -34.60%      -13.98%       6,774
Russell 2000 Value
   Index (2)................    -30.54%      -10.85%       7,433
Lipper Small-Cap Value
   Funds Index (2)..........    -34.03%      -12.16%       7,154

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional and PlanAhead Classes of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(2.) The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio, gross of fee waivers, set forth in the most recent Fund prospectus for the Institutional and PlanAhead Class shares was 1.28% and 1.71%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index primarily due to sector allocation and to a lesser extent through stock selection.

     The Fund's holdings in the Industrials sector detracted the most value relative to the Index, followed by the Materials and Financials sectors. In the Industrials sector, the companies that had the largest impact during the period the Fund owned each security were GrafTech International (down 69.8%), Deluxe (down 57.3%), Thermadyne Holdings (down 60.0%) and Barnes Group (down 32.9%). The largest detractors in the Materials sector were Buckeye Technologies (down 67.1%) and OM Group (down 35.3% during the period the Fund owned the security). In the Financials sector, most of the negative impact came from Sunstone Hotel Investors (down 74.4%), DiamondRock Hospitality (down 70.7%), Boston Private Financial (down 68.7%) and FirstFed Financial (down 64.3% during the period the Fund owned the security). Good stock selection in the Consumer Discretionary sector, mostly from Warnaco and Tupperware (up 26.7% and 0.8%, respectively, during the period the Fund owned the securities), added significant value, but not enough to offset the impact of the aforementioned sectors.

     The Fund's underweight in the Utilities sector, the best performing sector of the Index detracted from performance, as did an underweight in the Energy sector.

     The sub-advisor's disciplined approach of investing in a diversified portfolio of small cap value companies should allow the Fund to generate competitive performance over longer periods of time.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                        % OF
                                     NET ASSETS
                                     ----------
Navigators Group, Inc. ...........      1.6%
National Penn Bancshares, Inc. ...      1.4%
Digi International, Inc. .........      1.3%
Ruddick Corp. ....................      1.3%
Community Bank System, Inc. ......      1.2%
El Paso Electric Co. .............      1.2%
Senior Housing Properties Trust...      1.1%
Stifel Financial Corp. ...........      1.1%
Res-Care, Inc. ...................      1.0%
Amerisafe, Inc. ..................      1.0%

SECTOR ALLOCATION

                                  % OF
                                EQUITIES
                                --------
Financials...................     40.3%
Industrials..................     13.4%
Consumer Discretionary.......     13.0%
Information Technology.......     11.7%
Materials....................      4.2%
Health Care..................      5.9%
Utilities....................      3.9%
Consumer Staples.............      3.5%
Energy.......................      2.7%
Telecommunication Services...      1.4%

     Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

EMERGING MARKETS OVERVIEW
OCTOBER 31, 2008 (UNAUDITED)

     The MSCI Emerging Markets Index reached dizzying heights in October 2007, ending the month with a five-year annualized return of 39.86% in U.S. dollars before slumping 56.35% for the twelve-month period ending October 31, 2008. The bull market traced its roots to a solid and sustained period of earnings growth and profit-margin improvement. Valuations eventually expanded, with China and India trading above 20x P/E, and the Index as a whole, priced at a premium to U.S. and developed market equities. The tail-end of that bull market was distinguished by strong price momentum and complex financial engineering that was bolstered by unsustainably high levels of cheap credit.

     But on March 17th, the Federal Reserve startled the global equity markets with an announced bailout of Bear Stearns, the fifth largest investment bank in the U.S. to avert a bankruptcy. For the balance of the year, market participants witnessed a series of truly historic events: the U.S. government takeover of Fannie Mae and Freddie Mac, the non-takeover and subsequent bankruptcy of Lehman Brothers, the shotgun merger of Merrill Lynch with Bank of America, the bailout of the insurance giant AIG, and the end of the independent investment bank business model as Goldman Sachs and Morgan Stanley decided to reorganize as bank holding companies.

     Emerging markets followed the U.S. into a freefall, as the profound magnitude of the credit crisis became a painful reality. Iceland essentially went bankrupt, margin-calls hit Russian oligarchs, and the International Monetary Fund stepped in to support Hungary and other Central and Eastern Europe countries. Global growth forecasts were slashed and concern mounted that this will be the worst recession in 30 years. Markets once viewed as comparatively resistant to developed market problems, such as China and Brazil, could not withstand the fear of a prolonged economic contraction. By the end of October 2008, the MSCI EM Index was in line with the worst of the 1997-98 "Asian Crisis," which was marked by Russian and Asian economic crises and a series of currency devaluations and sovereign debt defaults. The theory of decoupling has been silenced for the time being as emerging markets equities continue to react to the devastating global financial crisis that began in the U.S. in the summer of 2007.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Emerging Markets Fund returned -55.59% for the twelve months ended October 31, 2008. The Fund outperformed the MSCI Emerging Markets Index (the "Index") return of -56.35% and the Lipper Emerging Market Funds Index return of -56.42% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/08

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                                          ANNUALIZED TOTAL
                                           RETURNS PERIODS
                                           ENDED 10/31/08
                                    ----------------------------   VALUE OF
                                                         SINCE      $10,000
                                                         INCEP.    7/31/00-
                                    1 YEAR   5 YEARS   (7/31/00)   10/31/08
                                    ------   -------   ---------   --------
Institutional Class(1, 4) .......   -55.59%   8.38%      6.04%      $16,230
PlanAhead Class(1, 2, 4) ........   -55.77%   8.07%      5.80%       15,930
AMR Class(1, 4) .................   -55.48%   8.66%      6.31%       16,570
MSCI Emg Mkts Index(3) ..........   -56.35%   9.51%      6.19%       16,408
Lipper Emg Mkt Funds Index(3) ...   -56.42%   8.74%      5.78%       15,897

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00. A portion of the fees charged to the PlanAhead Class of the Fund was waived in 2004 and 2005 and recouped in 2006. Performance prior to fee waivers and fee recoupment is different than the actual returns shown.

(3.) The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Market Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Market Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead and AMR Class shares was 1.41%, 1.77% and 1.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund outperformed the Index by 0.77% over the twelve-month period due to stock selection, while country allocation detracted value.

     Stock selection had a significantly postive impact overall, specifically in South Korea, India, and South Africa. In South Korea, the Fund benefited from investment in Samsung Electronics (down 31.2%), and in India, from investment in energy companies Bharat Petroleum (down 32.9%) and Hindustan Petroleum (down 35.8% for the period the Fund owned the security). South African companies Arcelormittal (down 8.7% for the period the Fund owned the security) and MTN Group (down 42.1%) also aided performance. Stock selection in Mexico detracted from performance, mainly because of positions in Controladora Comercial Mexicana (down 90.7%) and Gruma (down 81.3%).

     Country allocation detracted from relative performance, primarily due to underweighting Israel (down 25.0%), the third-best performing market in the Index over the twelve-month period. The Fund also lost value through underweighting Taiwan (down 49.9%), but benefited from underweighting China (down 64.8% and the worst performing market in the Index for the period).

     The Fund's basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
OCTOBER 31, 2008(UNAUDITED)

TOP TEN HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Samsung Electronics Company Ltd. ..................................      3.0%
Petroleo Brasileiro S.A. ..........................................      2.6%
Gazprom OAO .......................................................      2.3%
China Mobile Ltd. .................................................      2.1%
PetroChina Co. Ltd. ...............................................      1.8%
LUKOIL Oil Co. ....................................................      1.6%
Companhia Vale do Rio Doce ........................................      1.5%
America Movil, S.A.B. de C.V. .....................................      1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. .......................      1.2%
SK Telecom Co. Ltd. ...............................................      1.0%

SECTOR ALLOCATION

                                                                          % OF
                                                                        EQUITIES
                                                                        --------
Financials ..........................................................     22.4%
Telecommunication Services ..........................................     15.7%
Energy ..............................................................     14.7%
Information Technology ..............................................     11.9%
Materials ...........................................................     10.9%
Consumer Discretionary ..............................................      8.4%
Industrials .........................................................      5.5%
Utilities ...........................................................      4.9%
Consumer Staples ....................................................      4.5%
Health Care .........................................................      1.1%

COUNTRY ALLOCATION*

                                   (PIE CHART)

*    Shown as a percentage of equities.

                                                                          % OF
                                                                        EQUITIES
                                                                        --------
China/Hong Kong .....................................................     17.6%
South Korea .........................................................     13.7%
Brazil ..............................................................     12.6%
Taiwan ..............................................................      9.5%
India ...............................................................      9.0%
Other Europe, Middle East, Africa ...................................      8.7%
Other Asia ..........................................................      8.4%
South Africa ........................................................      7.8%
Russia ..............................................................      7.1%
Mexico ..............................................................      5.2%
Other Latin America .................................................      0.4%

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

DOMESTIC BOND MARKET OVERVIEW
OCTOBER 31, 2008 (UNAUDITED)

          Volatility rose substantially during the period as the year-old crisis emanating from subprime mortgages infected the entire market. Investors staged the most dramatic flight to quality since the early 1930's causing government sector returns to substantially outperform all other asset classes.

          The Finance sector witnessed unprecedented underperformance as it was the focal point for the subprime meltdown. For most financial institutions, liquidity was scarce and capital was not available. The casualty list of highly-rated, industry leaders was startling. While the Agency sector provided a safe haven from Corporate bonds, investors there could not exactly sleep well either. Freddie Mac and Fannie Mae had to be nationalized to survive. The losses on their mortgage portfolios were rising, but it was the unprecedented leverage on their balance sheets that ultimately did them in.

          The fact that the housing market cooled and the economy softened was not surprising. Housing prices had a long run up and were destined to decline. What struck the markets was the abrupt freeze in liquidity from the collapse of the short-term funding markets (asset-backed commercial paper, securitized investment vehicles, and auction rate securities). These sectors relied on the purchasing power of money market funds and other short-term investors to distribute liquidity throughout the entire economy. However, since these short-term investors are also the most sensitive to credit issues, they were the first to flee when the clouds darkened. The Finance sector is highly dependent on short-term funding, and even temporary disruptions in liquidity can have devastating ramifications. Even worse, as volatility increased and uncertainty prevailed, fear begot fear, and rumors became reality.

          The Federal Reserve (the "Fed") cut interest rates aggressively during the period in support of the struggling credit markets. In the summer of 2007, the Fed Funds target rate was 5.25%. At October 31, 2008, only 14 months later, the rate was 1.00%. The myriad of government stimulus programs also added enormous amounts of liquidity to the system and caused short-term Treasury yields to decline rapidly. In fact, the shortest maturity Treasuries even spent several weeks in negative territory.

          Lingering fears of inflation helped the longer end of the yield curve remain fairly stable, but by period end, the sources of inflationary pressure had demonstrably reversed. Commodity prices were cratering, unemployment was rising, and pricing power was non-existent. Talk of deflation even began to appear in economic analysis.

HIGH YIELD BOND MARKET OVERVIEW
OCTOBER 31, 2008 (UNAUDITED)

     The year ending October 31, 2008 was characterized by a general worsening of conditions in the high yield market, punctuated by a sharp deterioration in the final two months as the JPMorgan Global High Yield Index fell 25.77% for the twelve-month period. High yield bonds were battered by both fundamental and technical pressures during the period. Fundamentally, the credit crisis that began in mid-2007 steadily worsened and began to impact the real economy as well as credit markets. High yield spreads began the period having widened significantly from the all-time tight level achieved in June 2007, but were still below the long-term average level. This changed quickly, as spreads reacted to further weakness in house prices, employment, and economic growth and widened to above longer-term averages by the end of November 2007. Technical pressures also weighed on the high yield market, as forced selling of leveraged bank loans by hedge funds and CLOs (collateralized loan obligations), both of which employed significant amounts of leverage, altered the risk/reward relationship between the asset classes and caused the high yield sector to move lower.

     The high yield market was generally range-bound at weaker levels until mid-September when the unexpected bankruptcy of Lehman, followed by the government bailouts of AIG, Fannie Mae and Freddie Mac, resulted in a near standstill of both the investment grade and non-investment grade credit markets. With the economic outlook extremely troubled and credit markets still largely closed for all but the highest quality issuers, the expectation is for default levels to continue to rise going into 2009. This default expectation was getting priced into the high yield market, as spreads over Treasuries spiked to record high levels of 15% toward the end of October as defaults began to increase and as market risk aversion remained elevated.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the High Yield Bond Fund returned -27.03% for the twelve months ended October 31, 2008. The Fund underperformed the JP Morgan Global High-Yield Index (the "Index") return of -25.77% and the Lipper High Current Yield Funds Index, which fell 26.36% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/08

                              (PERFORMANCE GRAPH)

*    Inception of Fund

                                                       ANNUALIZED TOTAL
                                                        RETURNS PERIODS
                                                        ENDED 10/31/08
                                                ------------------------------    VALUE OF
                                                                      SINCE       $10,000
                                                                      INCEP.     12/29/00-
                                                1 YEAR    5 YEARS   (12/29/00)    10/31/08
                                                ------   --------   ----------   ---------
Institutional Class(1, 5) ...................   -27.03%   -0.76%       3.35%      $12,944
PlanAhead Class(1, 2, 5) ....................   -27.24%   -1.01%       3.10%       12,703
AMR Class (1, 3, 5) .........................   -26.84%   -0.69%       3.39%       12,986
JPMorgan Global High-Yield Index (4) ........   -25.77%    0.68%       4.07%       13,671
Lipper High Current Yield Funds Index (4) ...   -26.36%   -0.07%       2.06%       11,730

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

(3.) Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/29/00 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/29/00.

(4.) The JPMorgan Global High-Yield Index ("JPMorgan Index") is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead and AMR Class shares was 0.82%, 1.04% and 0.62%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index over the twelve-month period mainly due to issue selection and sector allocation to a lesser extent.

     Added value from issue selections in the Telecom and Other Corporate sectors was not significant enough to offset selections in the Manufacturing, Service, and Finance sectors, which contributed to the relative underperformance.

     From a sector allocation perspective, the Fund underperformed the Index primarily due to overweighting the Cable/Media sector (down 36.9%), which was the worst-performing sector in the Index for the period. Underweighting the Utility and Transportation sectors (down 19.4% and 15.9%, respectively) also contributed to the underperformance. The Fund benefited from overweighting the second best performing sector in the Index, Other Corporate (down 16.8%).

     Each sub-advisor's "bottom-up", research intensive investment process, which focuses on a company's cash flow and fundamental credit strengths, remains in place.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
HCA, Inc., 9.125%, Due 11/15/2014 .................................      1.5%
Texas Competitive Electric Holdings Co. LLC, 10.250%, Due
   11/1/2015 ......................................................      1.4%
Ford Motor Credit co. LLC, 9.875%, Due 8/10/2011 ..................      1.3%
General Motors Acceptance Corp., 6.875%, Due 9/15/2011 ............      1.2%
AES Corp., 8.000%, Due 10/15/2017 .................................      1.0%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, Due 4/1/2017 ........      1.0%
E*Trade Financial Corp., 12.500%, Due 11/30/2017 ..................      0.9%
Quebecor media, Inc., 7.750%, Due 3/15/2016 .......................      0.9%
NRG Energy, Inc., 7.375%, Due 2/1/2016 ............................      0.9%
Freescale Semiconductor, Inc., 8.875%, Due 12/15/2014 .............      0.8%

SECTOR ALLOCATION

                                                                        % OF
                                                                    FIXED INCOME
                                                                    ------------
Corporate .......................................................      100.0%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The PlanAhead Class of the Enhanced Income Fund returned -10.02% for the twelve months ended October 31, 2008. Its benchmark, a blend of 75% Lehman Brothers Aggregate Index ("Lehman Index") and 25% Merrill Lynch All U.S. Convertibles Index ("ML Index"), returned -10.72%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned -6.67% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/1/03* THROUGH 10/31/08

                               (PERFORMANCE GRAPH)

*    Inception of Fund

                                                                    ANNUALIZED TOTAL
                                                                    RETURNS PERIODS
                                                                     ENDED 10/31/08
                                                              ---------------------------   VALUE OF
                                                                                   SINCE     $10,000
                                                                                  INCEP.     7/1/03-
                                                              1 YEAR   5 YEARS   (7/1/03)   10/31/08
                                                              ------   -------   --------   --------
PlanAhead Class (1, 4) ....................................   -10.02%    1.62%     1.58%     $10,872
Enhanced Income Composite Index (3) .......................   -10.72%    1.75%     1.81%      11,003
Linked Lehman Bros Aggregrate Index (2) ...................     0.31%    2.96%     2.59%      11,462
Merrill Lynch All U.S. Convertibles Index (2) .............   -38.50%   -2.39%    -1.09%       9,433
Lipper Intermediate Investment Grade Index (2) ............    -6.67%    1.83%     1.57%      10,867

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Linked Lehman Brothers Aggregate Index represents returns of the Lehman
     Bros. Gov./Credit Intermediate Index ("Intermediate Index") up to October 31, 2006 and the Lehman Bros. Aggregate Index ("Aggregate Index") thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Linked Lehman Brothers Aggregate Index and the Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the PlanAhead Class shares was 0.95%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor which invests in convertible bonds, convertible preferreds, high yield bonds, and equities in order to enhance the potential return of the Fund.

     During the twelve-month period, the investment grade bond portion of the Fund returned -0.6% before expenses, compared to a 0.3% return for the Lehman Index. This portion of the Fund underperformed largely due to an overweight position in Corporates, the worst performing sector in the Lehman Index.

     The remaining portion of the Fund, managed by the Fund's sub-advisor, returned -30.2% before expenses. These results outperformed the -38.5% return of the ML Index. This portion of the Fund was helped overall by security selection, along with sector allocation decisions. Issue selection within the Consumer Discretionary and Industrials sectors contributed to performance, while individual selection detracted from returns within the Health Care sector. This portion of the Fund benefited from underweight positions in Financials and Materials, as these were two of the worst performing sectors within the ML Index for the period.

     The Manager and the Fund's sub-advisor remain focused on the Fund's investment objectives of generating income and capital appreciation.

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
U.S. Treasury Note, 4.250%, Due 11/15/2017 ........................      3.7%
Federal Home Loan Bank, 4.500%, Due 9/16/2013 .....................      2.4%
Federal Home Loan Mortgage Corporation, Pool#G08079,
   5.000%, Due 9/1/2035 ...........................................      2.2%
Federal National Mortgage Association, Pool #257043,
   6.000%, Due 1/1/2038 ...........................................      2.0%
Federal Home Loan Mortgage Corporation, Pool #G08273,
   5.500%, Due 6/1/2038 ...........................................      1.9%
Federal National Mortgage Association, Pool #889572,
   5.500%, Due 6/1/2038 ...........................................      1.9%
Federal National Mortgage Association, Pool #889260,
   5.000%, Due 4/1/2038 ...........................................      1.8%
U.S. Treasury Note, 7.875%, Due 2/15/2021 .........................      1.8%
Federal Home Loan Mortgage Corporation, Pool #G08269,
   5.500%, Due 5/1/2038 ...........................................      1.6%
Federal Home Loan Mortgage Corporation, Pool #G08255,
   5.000%, Due 3/1/2038 ...........................................      1.6%

FIXED-INCOME SECTOR ALLOCATION

                                                                        % OF
                                                                    FIXED INCOME
                                                                    ------------
Mortgage-Backed .................................................       39.2%
Corporate Bonds .................................................       29.4%
Convertible Bonds ...............................................       12.2%
U.S. Treasury ...................................................        9.9%
U.S. Agency .....................................................        5.1%
Asset-Backed ....................................................        4.2%

EQUITY SECTOR ALLOCATION

                                                                          % OF
                                                                        EQUITIES
                                                                        --------
Financials ..........................................................     38.5%
Information Technology ..............................................     20.2%
Health Care .........................................................     13.0%
Consumer Staples ....................................................      8.0%
Industrials .........................................................      7.5%
Consumer Discretionary ..............................................      5.7%
Energy ..............................................................      5.2%
Materials ...........................................................      1.9%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Intermediate Bond Fund returned -0.26% for the twelve months ended October 31, 2008, trailing the Lehman Brothers Aggregate Index (the "Index") return of 0.31% but ahead of the Lipper Intermediate Investment Grade Index return of -6.67% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/98 THROUGH 10/31/08

                              (PERFORMANCE GRAPH)

                                                            ANNUALIZED TOTAL
                                                            RETURNS PERIODS
                                                             ENDED 10/31/08
                                                      ---------------------------    VALUE OF
                                                                                     $10,000
                                                                                    10/31/98-
                                                      1 YEAR   5 YEARS   10 YEARS    10/31/08
                                                      ------   -------   --------   ---------
Institutional Class (1, 3) ........................   -0.26%    3.40%      4.59%     $15,665
Lehman Bros. Agg. Index (2) .......................    0.31%    3.48%      5.00%      16,290
Lipper Intermediate Inv. Grade Index (2) ..........   -6.67%    1.83%      3.97%      14,756

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional Class shares was 0.35%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

     Prior to the deduction of expenses, the Fund was only slightly behind the Index. However, the Fund did not generate enough excess performance to offset its expenses. The Fund underperformed the Index mostly due to its sector allocation, as individual security selection contributed positively towards performance. The Fund's large overweight in Corporates, the worst performing sector of the Index, accounted for most of the underperformance relative to the Index. The Fund enjoyed good security selection among its Corporate securities, in part due to class action settlement proceeds that the Fund received in March 2008 related to investment activity in 2002. Good selection also was attained in the Commercial Mortgage Backed Securities (CMBS) sector, but not enough to offset the impact of the large position in Corporates.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

TOP TEN HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
Federal Home Loan Mortgage Corp., 5.125%, Due 4/18/2011 ...........      3.1%
U.S. Treasury Note, 4.000%, Due 8/15/2018 .........................      2.6%
Federal Home Loan Bank, 4.500%, Due 9/16/2013 .....................      2.3%
U.S. Treasury Note, 4.125%, Due 5/15/2015 .........................      2.1%
U.S. Treasury Note, 4.750%, Due 5/15/2014 .........................      1.7%
U.S. Treasury Note, 4.250%, Due 11/15/2017 ........................      1.7%
U.S. Treasury Note, 3.125%, Due 8/31/2013 .........................      1.6%
U.S. Treasury Note, 4.375%, Due 2/15/2038 .........................      1.6%
Federal Home Loan Mortgage Corp., Pool #A73703, 5.000%,
   Due 3/01/2038 ..................................................      1.4%
Federal National Mortgage Association, 5.375%, Due 6/12/2017 ......      1.4%

SECTOR ALLOCATION

                                                                        % OF
                                                                    FIXED INCOME
                                                                    ------------
Mortgage-Backed .................................................       43.5%
Corporates ......................................................       25.7%
U.S. Treasury ...................................................       16.0%
U.S. Agency .....................................................       12.7%
Asset-Backed ....................................................        2.1%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Short-Term Bond Fund returned 2.21% for the twelve months ended October 31, 2008, which underperformed the Merrill Lynch 1-3 Year Gov/Corp Index (the "Index") return of 3.97% but substantially outperformed the Lipper Short Investment Grade Bond Funds Index return of -3.58%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/98 THROUGH 10/31/08

                              (PERFORMANCE GRAPH)

                                                                   ANNUALIZED TOTAL
                                                                   RETURNS PERIODS
                                                                    ENDED 10/31/08
                                                             ---------------------------    VALUE OF
                                                                                            $10,000
                                                                                           10/31/98-
                                                             1 YEAR   5 YEARS   10 YEARS    10/31/08
                                                             ------   -------   --------   ---------
Institutional Class(1, 3)................................     2.21%    3.14%      4.30%     $15,238
PlanAhead Class(1, 3)....................................     1.54%    2.57%      3.78%      14,488
Merrill Lynch 1-3 Yr. Gov./Corp .Index(2)................     3.97%    3.37%      4.52%      15,565
Lipper Short Inv. Grade Index (2)........................    -3.58%    1.66%      3.31%      13,849

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the PlanAhead Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(2.) The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional and PlanAhead Class shares was 0.38% and 0.99%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund's return during the period reflects its overweight position in the Corporate and Asset-Backed sectors relative to the Index. Both of these sectors underperformed Treasuries and Agencies as credit spreads widened in response to the continuing credit crisis. The Fund generally maintains an overweight position in these sectors to generate incremental yield-to-maturity compared to the Index. However, during periods of significant market disruptions, the holdings in these sectors can underperform. To protect against these events, the Fund's holdings are diversified among investment-grade issuers that we believe are likely to weather such volatility.

     Duration did not play a significant role during the period. The Fund began and ended the period with a neutral duration, relative to the Index, and made only minor changes throughout. The primary attribute of the Fund's performance was its sector allocation.

     This period was one of the most challenging in recent history, but we remain confident in the long-term success of the Fund's investment strategy. Market volatility is likely to remain high for several more months, and we will remain conservative in our approach to credit risk as we look to take advantage of opportunities to generate attractive long-term results.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
U.S. Treasury Note, 4.875%, Due 4/30/2011 .........................      8.2%
U.S. Treasury Note, 4.500%, Due 2/28/2011 .........................      8.2%
U.S. Treasury Note, 4.375%, Due 12/15/2010 ........................      8.1%
U.S. Treasury Note, 4.250%, Due 10/15/2010 ........................      8.1%
U.S. Treasury Note, 4.125%, Due 8/15/2010 .........................      8.0%
U.S. Treasury Note, 2.875%, Due 6/30/2010 .........................      7.8%
U.S. Treasury Note, 2.175%, Due 4/30/2010 .........................      7.7%
U.S. Treasury Note, 2.000%, Due 2/28/2010 .........................      7.7%
U.S. Treasury Note, 3.125%, Due 11/30/2009 ........................      4.0%
U.S. Treasury Note, 5.125%, Due 6/30/2011 .........................      3.7%

SECTOR ALLOCATION

                                                                        % OF
                                                                    FIXED INCOME
                                                                    ------------
Treasury ........................................................       72.9%
Corporate .......................................................       17.0%
Asset-Backed ....................................................        5.8%
Agency ..........................................................        2.8%
Mortgage-Backed .................................................        1.5%

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

FUND EXPENSES -- ACTUAL
OCTOBER 31, 2008 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2008 through October 31, 2008.

ACTUAL EXPENSES

     The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the "Expenses Paid During Period" for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                                                      SMALL CAP
                                               LARGE CAP                VALUE     EMERGING
                                     BALANCED    GROWTH     MID-CAP  OPPORTUNITY   MARKETS   HIGH YIELD INTERMEDIATE SHORT-TERM
INSTITUTIONAL CLASS                    FUND       FUND    VALUE FUND    FUND        FUND      BOND FUND   BOND FUND   BOND FUND
-------------------                 ---------  ---------  ---------- ----------- ----------  ---------- ------------ ----------
Beginning Account Value 5/1/08 .... $1,000.00  $1,000.00   $1,000.00  $1,000.00   $1,000.00  $1,000.00   $1,000.00   $1,000.00
Ending Account Value 10/31/08 ..... $  763.65  $  677.76   $  661.83  $  761.69   $  501.67  $  734.71   $  956.52   $  996.50
Expenses Paid During Period 5/1/08-
   10/31/08*....................... $    2.48  $    3.75   $    4.93  $    4.65   $    4.91  $    3.49   $    1.43   $    1.46
Annualized Expense Ratio ..........      0.56%      0.89%       1.18%      1.05%       1.30%      0.80%       0.29%       0.29%

                                                                SMALL CAP
                                                                  VALUE       EMERGING                 ENHANCED
                                       BALANCED     MID-CAP    OPPORTUNITY    MARKETS    HIGH YIELD     INCOME    SHORT-TERM
PLANAHEAD CLASS                          FUND     VALUE FUND      FUND          FUND      BOND FUND      FUND      BOND FUND
---------------                       ---------   ----------   -----------   ---------   ----------   ---------   ----------
Beginning Account Value 5/1/08 ....   $1,000.00   $1,000.00    $1,000.00     $1,000.00   $1,000.00    $1,000.00   $1,000.00
Ending Account Value 10/31/08 .....   $  762.89   $  661.07    $  761.74     $  500.57   $  732.78    $  887.37   $  992.77
Expenses Paid During Period 5/1/08-
   10/31/08* ......................   $    3.59   $    5.14    $    5.80     $    6.64   $    4.75    $    4.32   $    4.16
Annualized Expense Ratio ..........        0.81%       1.23%        1.31%         1.76%       1.09%        0.91%       0.83%

                                                    BALANCED     MID-CAP
SERVICE CLASS                                         FUND     VALUE FUND
-------------                                      ---------   ----------
Beginning Account Value 5/1/08 .................   $1,000.00   $1,000.00
Ending Account Value 10/31/08 ..................   $  762.27   $  660.67
Expenses Paid During Period 5/1/08-10/31/08* ...   $    4.78   $    6.22
Annualized Expense Ratio .......................        1.08%       1.49%

                                                    BALANCED    LARGE CAP      MID-CAP      EMERGING     HIGH YIELD
AMR CLASS                                             FUND     GROWTH FUND   VALUE FUND   MARKETS FUND    BOND FUND
---------                                          ---------   -----------   ----------   ------------   ----------
Beginning Account Value 5/1/08 .................   $1,000.00    $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/2008 ................   $  764.44    $  679.70    $  662.60     $  502.22     $  734.98
Expenses Paid During Period 5/1/08-10/31/08* ...   $    1.37    $    2.45    $    3.59     $    4.04     $    2.31
Annualized Expense Ratio .......................        0.31%        0.58%        0.86%         1.07%         0.53%

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

                             See accompanying notes

FUND EXPENSES -- HYPOTHETICAL
OCTOBER 31, 2008 (UNAUDITED)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                                       SMALL CAP
                                               LARGE CAP                 VALUE     EMERGING
                                     BALANCED    GROWTH     MID-CAP   OPPORTUNITY   MARKETS   HIGH YIELD INTERMEDIATE SHORT-TERM
INSTITUTIONAL CLASS                    FUND       FUND    VALUE FUND      FUND       FUND      BOND FUND   BOND FUND   BOND FUND
-------------------                 ---------  ---------  ----------  ----------- ----------  ---------- ------------ ----------
Beginning Account Value 5/1/08 .... $1,000.00  $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00   $1,000.00   $1,000.00
Ending Account Value 10/31/08 ..... $1,022.32  $1,020.66   $1,019.20   $1,019.86   $1,018.60  $1,021.11   $1,023.68   $1,023.68
Expenses Paid During Period 5/1/08-
   10/31/08* ...................... $    2.85  $    4.52   $    5.99   $    5.33   $    6.60  $    4.06   $    1.48   $    1.48
Annualized Expense Ratio ..........      0.56%      0.89%       1.18%       1.05%       1.30%      0.80%       0.29%       0.29%

                                                                SMALL CAP
                                                                  VALUE       EMERGING                 ENHANCED
                                       BALANCED     MID-CAP    OPPORTUNITY    MARKETS    HIGH YIELD     INCOME    SHORT-TERM
PLANAHEAD CLASS                          FUND     VALUE FUND      FUND          FUND      BOND FUND      FUND      BOND FUND
---------------                       ---------   ----------   -----------   ---------   ----------   ---------   ----------
Beginning Account Value 5/1/08 ....   $1,000.00   $1,000.00     $1,000.00    $1,000.00   $1,000.00    $1,000.00   $1,000.00
Ending Account Value 10/31/08 .....   $1,021.06   $1,018.95     $1,018.55    $1,016.29   $1,019.66    $1,020.56   $1,020.96
Expenses Paid During Period 5/1/08-
   10/31/08* ......................   $    4.12   $    6.24     $    6.65    $    8.92   $    5.53    $    4.62   $    4.22
Annualized Expense Ratio ..........        0.81%       1.23%         1.31%        1.76%       1.09%        0.91%       0.83%

                                                    BALANCED     MID-CAP
SERVICE CLASS                                         FUND     VALUE FUND
-------------                                      ---------   ----------
Beginning Account Value 5/1/08 .................   $1,000.00   $1,000.00
Ending Account Value 10/31/08 ..................   $1,019.71   $1,017.65
Expenses Paid During Period 5/1/08-10/31/08* ...   $    5.48   $    7.56
Annualized Expense Ratio .......................        0.81%       1.23%

                                                    BALANCED    LARGE CAP      MID-CAP      EMERGING     HIGH YIELD
AMR CLASS                                             FUND     GROWTH FUND   VALUE FUND   MARKETS FUND    BOND FUND
---------                                          ---------   -----------   ----------   ------------   ----------
Beginning Account Value 5/1/08 .................   $1,000.00    $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/08 ..................   $1,023.58    $1,022.22    $1,020.81     $1,019.76     $1,022.47
Expenses Paid During Period 5/1/08-10/31/08* ...   $    1.58    $    2.95    $    4.37     $    5.43     $    2.69
Annualized Expense Ratio .......................        0.31%        0.58%        0.86%         1.07%         0.53%

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

                             See accompanying notes

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds (comprised of American Beacon Balanced Fund, American Beacon Emerging Markets Fund, American Beacon Enhanced Income Fund, American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, and American Beacon Short-Term Bond Fund) (collectively the "Funds"), including the schedules of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                       /s/ Ernst & Young LLP

Dallas, Texas
December 23, 2008

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
COMMON STOCKS - 50.42%
CONSUMER DISCRETIONARY - 3.96%
HOTELS, RESTAURANTS & LEISURE - 0.66%
   Carnival Corp. + .....................................       155,300   $   3,944
   Wyndham Worldwide Corp. ..............................       127,200       1,042
                                                                          ---------
                                                                              4,986
                                                                          ---------
HOUSEHOLD DURABLES - 0.48%
   Fortune Brands, Inc. + ...............................        67,600       2,578
   Newell Rubbermaid, Inc. ..............................        75,100       1,033
                                                                          ---------
                                                                              3,611
                                                                          ---------
INTERNET & CATALOG RETAIL - 0.18%
   eBay, Inc. ## ........................................        88,700       1,354
                                                                          ---------
MEDIA - 0.78%
   CBS Corp. + ..........................................       196,100       1,904
   Interpublic Group of Cos., Inc. ## + .................       256,100       1,329
   Walt Disney Co. Ltd. .................................       103,000       2,668
                                                                          ---------
                                                                              5,901
                                                                          ---------
MULTILINE RETAIL - 0.78%
   J.C. Penney Company, Inc. ............................        57,800       1,383
   Macy's, Inc. + .......................................        50,854         625
   Target Corp. .........................................        61,200       2,455
   Wal-Mart Stores, Inc. ................................        26,000       1,451
                                                                          ---------
                                                                              5,914
                                                                          ---------
SPECIALTY RETAIL - 1.08%
   Gap, Inc. ............................................        61,700         798
   The Home Depot, Inc. + ...............................       291,250       6,871
   Limited Brands, Inc. + ...............................        36,100         433
                                                                          ---------
                                                                              8,102
                                                                          ---------
TOTAL CONSUMER DISCRETIONARY                                                 29,868
                                                                          ---------
CONSUMER STAPLES - 4.62%
BEVERAGES - 0.77%
   Coca-Cola Co. ........................................        35,700       1,573
   Diageo plc, ADR ......................................        68,200       4,241
                                                                          ---------
                                                                              5,814
                                                                          ---------
FOOD & DRUG RETAILING - 0.25%
   Safeway, Inc. ........................................        87,600       1,863
                                                                          ---------
FOOD PRODUCTS - 0.53%
   Kraft Foods, Inc. ....................................       120,645       3,516
   Unilever plc, ADR ## + ...............................        21,700         489
                                                                          ---------
                                                                              4,005
                                                                          ---------
TOBACCO - 3.07%
   Altria Group, Inc. ...................................       166,800       3,201

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Imperial Tobacco Group plc, ADR + ....................       121,900   $   6,497
   Philip Morris International, Inc. ....................       223,500       9,716
   UST, Inc. ............................................        54,900       3,711
                                                                          ---------
                                                                             23,125
                                                                          ---------
TOTAL CONSUMER STAPLES                                                       34,807
                                                                          ---------
ENERGY - 5.66%
OIL & GAS - 5.66%
   Chevron Corp. ........................................       101,428       7,566
   ConocoPhillips .......................................       216,276      11,251
   Devon Energy Corp. ...................................        87,900       7,108
   Duke Energy Corp. ....................................       178,000       2,916
   Exxon Mobil Corp. ....................................        17,000       1,260
   Occidental Petroleum Corp. ...........................       115,900       6,437
   Royal Dutch Shell plc, ADR + .........................        97,800       5,407
   Sunoco, Inc. + .......................................        23,200         708
                                                                          ---------
TOTAL ENERGY                                                                 42,653
                                                                          ---------
FINANCIALS - 9.59%
BANKS - 3.43%
   Bank of America Corp. ................................       575,196      13,902
   Comerica, Inc. + .....................................        17,100         472
   KeyCorp + ............................................       111,157       1,359
   National City Corp. + ................................     1,175,400       3,174
   U.S. Bancorp .........................................        56,260       1,677
   Wachovia Corp. + .....................................       404,300       2,592
   Washington Mutual, Inc. ..............................       468,800          29
   Wells Fargo & Co. + ..................................        78,300       2,666
                                                                          ---------
                                                                             25,871
                                                                          ---------
DIVERSIFIED FINANCIALS - 3.76%
   American Express Co. .................................       152,900       4,205
   Capital One Financial Corp. + ........................        69,700       2,727
   Citigroup, Inc. + ....................................       619,142       8,451
   JP Morgan Chase & Co. ................................       240,834       9,934
   Merrill Lynch & Co., Inc. ............................        66,300       1,232
   SLM Corp. ## + .......................................       165,200       1,763
                                                                          ---------
                                                                             28,312
                                                                          ---------
INSURANCE - 2.40%
   ACE Ltd. .............................................        92,000       5,277
   American International Group, Inc. + .................        88,000         168
   Conseco, Inc. ## + ...................................        95,500         178
   Genworth Financial, Inc. .............................       177,400         859
   Hartford Financial Services Group, Inc. ..............        29,800         308
   Lincoln National Corp. ## ............................        15,900         274
   MetLife, Inc. ........................................       118,888       3,949
   Prudential Financial, Inc. ...........................         9,500         285

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Travelers Cos., Inc. .................................        95,100   $   4,046
   UnumProvident Corp. ..................................         8,100         128
   XL Capital Ltd. + ....................................       273,300       2,651
                                                                          ---------
                                                                             18,123
                                                                          ---------
TOTAL FINANCIALS                                                             72,306
                                                                          ---------
HEALTH CARE - 6.34%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.53%
   Baxter International, Inc. ...........................        66,100       3,999
                                                                          ---------
HEALTH CARE PROVIDERS & SERVICES - 0.79%
   Cigna Corp. ..........................................       119,500       1,948
   UnitedHealth Group, Inc. .............................        58,800       1,395
   WellPoint, Inc. ## ...................................        68,300       2,655
                                                                          ---------
                                                                              5,998
                                                                          ---------
PHARMACEUTICALS - 5.02%
   Amgen, Inc. ## .......................................        13,000         779
   Bristol-Myers Squibb Co. .............................       373,100       7,667
   Eli Lilly & Co. ......................................        97,900       3,311
   Johnson & Johnson ....................................        45,000       2,760
   Merck & Co., Inc. ....................................       114,300       3,538
   Pfizer, Inc. .........................................       534,700       9,469
   Schering-Plough Corp. ................................       228,300       3,308
   Wyeth Corp. ..........................................       217,800       7,009
                                                                          ---------
                                                                             37,841
                                                                          ---------
TOTAL HEALTH CARE                                                            47,838
                                                                          ---------
INDUSTRIALS - 7.24%
AEROSPACE & DEFENSE - 1.88%
   Boeing Co. ...........................................        72,600       3,795
   Northrop Grumman Corp. ...............................        46,700       2,190
   Raytheon Co. .........................................        90,600       4,631
   United Technologies Corp. ............................        64,400       3,539
                                                                          ---------
                                                                             14,155
                                                                          ---------
AIR FREIGHT & COURIERS - 0.24%
   FedEx Corp. ..........................................        28,200       1,843
                                                                          ---------
INDUSTRIAL CONGLOMERATES - 2.49%
   3M Co. ...............................................        63,200       4,064
   General Electric Co. .................................       196,200       3,828
   Honeywell International, Inc. ........................       237,400       7,229
   Textron, Inc. + ......................................        82,900       1,467
   Tyco International Ltd. ..............................        85,725       2,167
                                                                          ---------
                                                                             18,755
                                                                          ---------
MACHINERY - 1.88%
   Caterpillar, Inc. ....................................        76,100       2,905

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Eaton Corp. + ........................................        36,400   $   1,623
   Illinois Tool Works, Inc. ............................       143,900       4,805
   ITT Industries, Inc. .................................        77,000       3,427
   PACCAR, Inc. + .......................................        49,600       1,450
                                                                          ---------
                                                                             14,210
                                                                          ---------
TRANSPORTATION INFRASTRUCTURE - 0.75%
   Burlington Northern Santa Fe Corp. ...................        63,500       5,655
                                                                          ---------
TOTAL INDUSTRIALS .......................................                    54,618
                                                                          ---------
INFORMATION TECHNOLOGY - 5.54%
COMMUNICATIONS EQUIPMENT - 0.36%
   Alcatel-Lucent, ADR ..................................       402,000       1,033
   Nokia Corp., ADR + ...................................       107,700       1,635
                                                                          ---------
                                                                              2,668
                                                                          ---------
COMPUTERS & PERIPHERALS - 2.67%
   Hewlett-Packard Co. ..................................       240,700       9,214
   International Business Machines Corp. ................       117,200      10,896
                                                                          ---------
                                                                             20,110
                                                                          ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.83%
   Intel Corp. ..........................................       272,000       4,352
   Tyco Electronics Ltd. ................................        97,825       1,902
                                                                          ---------
                                                                              6,254
                                                                          ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.14%
   Texas Instruments, Inc. ..............................        55,400       1,084
                                                                          ---------
SOFTWARE - 1.54%
   CA, Inc. .............................................       285,674       5,085
   Microsoft Corp. ......................................       179,500       4,008
   Oracle Corp. ## ......................................       139,000       2,542
                                                                          ---------
                                                                             11,635
                                                                          ---------
TOTAL INFORMATION TECHNOLOGY                                                 41,751
                                                                          ---------
MATERIALS - 1.96%
CHEMICALS - 1.91%
   Air Products & Chemicals, Inc. .......................        35,800       2,081
   Dow Chemical Co. .....................................       172,600       4,603
   E. I. du Pont de Nemours & Co. .......................       116,800       3,738
   Eastman Chemical Co. + ...............................        47,300       1,911
   PPG Industries, Inc. .................................        42,100       2,087
                                                                          ---------
                                                                             14,420
                                                                          ---------
METALS & MINING - 0.05%
   Alcoa, Inc. ## .......................................        28,000         322
                                                                          ---------
TOTAL MATERIALS                                                              14,742
                                                                          ---------

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 2.64%
DIVERSIFIED TELECOMMUNICATION - 2.64%
   AT&T, Inc. ...........................................       429,477   $  11,497
   Fairpoint Communications, Inc. + .....................         3,428          14
   Verizon Communications, Inc. .........................       282,628       8,385
                                                                          ---------
TOTAL TELECOMMUNICATION SERVICES                                             19,896
                                                                          ---------
UTILITIES - 2.87%
ELECTRIC UTILITIES - 2.26%
   CenterPoint Energy, Inc. .............................       143,000       1,647
   Constellation Energy Group, Inc. + ...................        24,000         581
   Dominion Resources, Inc. .............................       105,300       3,820
   Entergy Corp. ........................................        58,200       4,543
   Exelon Corp. .........................................        67,000       3,634
   FPL Group, Inc. ......................................        35,400       1,672
   Public Service Enterprise Group, Inc. + ..............        41,200       1,160
                                                                          ---------
                                                                             17,057
                                                                          ---------
GAS UTILITIES - 0.61%
   Spectra Energy Corp. .................................       236,100       4,564
                                                                          ---------
TOTAL UTILITIES                                                              21,621
                                                                          ---------
TOTAL COMMON STOCKS                                                         380,100
                                                                          ---------

                                                                PAR
                                                               AMOUNT
                                                            -----------
CORPORATE OBLIGATIONS - 13.15%
AEROSPACE & DEFENSE - 0.07%
   Raytheon Co.,
      5.375%, Due 4/1/2013 ..............................   $       550         519
                                                                          ---------
BANKS - 1.75%
   Bank of America Corp.,
      7.80%, Due 9/15/2016 ..............................           900         844
      6.00%, Due 9/1/2017 ...............................           400         350
      5.75%, Due 12/1/2017 ..............................           875         754
   Bank of New York Mellon Corp.,
      4.95%, Due 11/1/2012 ..............................           355         343
      5.125%, Due 8/27/2013 .............................           400         381
   Bank One Corp.,
      5.90%, Due 11/15/2011 .............................         1,225       1,200
      4.90%, Due 4/30/2015 + ............................           550         481
   Citigroup, Inc.,
      5.125%, Due 2/14/2011 + ...........................         2,175       2,061
      6.125%, Due 11/21/2017 ............................         1,055         907
   Fifth Third Bancorp,
      8.25%, Due 3/1/2038 ...............................         1,500       1,065
   ING Bank, NV,
      5.125%, Due 5/1/2015 ++ ...........................           450         434

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
    JP Morgan Chase & Co.,
       6.75%, Due 2/1/2011 ..............................   $     1,075   $   1,067
       6.00%, Due 1/15/2018 .............................         1,090         978
    Wachovia Corp.,
       5.70%, Due 8/1/2013 ..............................           180         162
       5.75%, Due 6/15/2017 .............................           275         237
    Washington Mutual Finance Corp.,
       6.875%, Due 5/15/2011 ............................           660         628
    Wells Fargo & Co.,
       5.25%, Due 10/23/2012 ............................           840         804
       5.625%, Due 12/11/2017 ...........................           525         463
                                                                          ---------
                                                                             13,159
                                                                          ---------
BASIC MATERIALS - 0.10%
   International Paper Co.,
      7.40%, Due 6/15/2014 ..............................           515         433
   Weyerhaeuser Co.,
      5.95%, Due 11/1/2008 ..............................           340         340
                                                                          ---------
                                                                                773
                                                                          ---------
COMMUNICATIONS - 1.17%
   Comcast Cable Communications Holdings, Inc.,
      8.375%, Due 3/15/2013 .............................         1,050       1,019
   Comcast Corp.,
      5.30%, Due 1/15/2014 ..............................           415         359
      5.875%, Due 2/15/2018 .............................           305         255
      6.45%, Due 3/15/2037 ..............................         2,630       2,020
   Rogers Communications, Inc.,
      6.80%, Due 8/15/2018 ..............................           425         372
   Time Warner Cable, Inc.,
      5.85%, Due 5/1/2017 ...............................         1,055         864
      7.30%, Due 7/1/2038 ...............................         1,920       1,606
   Verizon Communications, Inc.,
      6.90%, Due 4/15/2038 ..............................           425         356
   Viacom, Inc.,
      6.875%, Due 4/30/2036 .............................         2,880       2,010
                                                                          ---------
                                                                              8,861
                                                                          ---------
CONSUMER DISCRETIONARY - 0.38%
   Best Buy Co., Inc.,
      6.75%, Due 7/15/2013 ++ ...........................           415         391
   Target Corp.,
      6.50%, Due 10/15/2037 .............................           445         320
   Wal-Mart Stores, Inc.,
      7.55%, Due 2/15/2030 ..............................           425         413
      6.50%, Due 8/15/2037 ..............................         1,340       1,203
      6.20%, Due 4/15/2038 ..............................           656         566
                                                                          ---------
                                                                              2,893
                                                                          ---------

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 0.45%
   Archer-Daniels-Midland Co.,
      6.45%, Due 1/15/2038 ..............................   $       350   $     280
   Coca-Cola Enterprises, Inc.,
      7.375%, Due 3/3/2014 ..............................           175         178
   Diageo Capital plc,
      5.75%, Due 10/23/2017 .............................           240         206
   Dr Pepper Snapple Group, Inc.,
      6.82%, Due 5/1/2018 ++ ............................           250         219
   Kellogg Co.,
      4.25%, Due 3/6/2013 ...............................           500         462
   Kraft Foods, Inc.,
      6.50%, Due 8/11/2017 ..............................           655         576
      7.00%, Due 8/11/2037 ..............................         1,580       1,275
   PepsiCo, Inc.,
      7.90%, Due 11/1/2018 ..............................           225         237
                                                                          ---------
                                                                              3,433
                                                                          ---------
ENERGY - 0.85%
   Cameron International Corp.,
      6.375%, Due 7/15/2018 .............................           215         178
   Canadian Natural Resources Ltd.,
      6.70%, Due 7/15/2011 ..............................           410         398
      6.25%, Due 3/15/2038 ..............................           425         296
   ConocoPhillips,
      5.20%, Due 5/15/2018 ..............................           425         356
   Consolidated Natural Gas Co.,
      6.00%, Due 10/15/2010 .............................           495         495
   EOG Resources, Inc.,
      4.75%, Due 3/15/2014 ++ ...........................           550         578
   Marathon Oil Corp.,
      6.00%, Due 10/1/2017 ..............................           545         434
   Suncor Energy, Inc.,
      6.10%, Due 6/1/2018 ...............................           545         432
   Transocean, Inc.,
      6.00%, Due 3/15/2018 ..............................           500         428
      6.80%, Due 3/15/2038 ..............................         3,170       2,462
   Weatherford International, Inc.,
      5.95%, Due 6/15/2012 ..............................           385         347
                                                                          ---------
                                                                              6,404
                                                                          ---------
FINANCE - 1.39%
   American Express Co.,
      8.15%, Due 3/19/2038 ..............................           325         255
   American Express Credit Corp.,
      5.875%, Due 5/2/2013 ..............................           475         397
   American General Finance Corp.,
      4.875%, Due 5/15/2010 .............................           500         239
      4.00%, Due 3/15/2011 ..............................         1,245         482

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Ameriprise Financial, Inc.,
      5.35%, Due 11/15/2010 .............................   $       975   $     897
   Bear Stearns Cos., Inc.,
      7.25%, Due 2/1/2018 ...............................           340         320
   Capital One Financial Corp.,
      5.70%, Due 9/15/2011 ..............................           490         431
   CIT Group, Inc.,
      4.75%, Due 12/15/2010 + ...........................           270         165
   CME Group, Inc.,
      5.40%, Due 8/1/2013 ...............................           475         448
   Countrywide Home Loans, Inc.,
      4.00%, Due 3/22/2011 ..............................           140         129
   General Electric Capital Corp.,
      4.375%, Due 3/3/2012 ..............................           700         639
      5.65%, Due 6/9/2014 ...............................         1,050         934
      5.625%, Due 5/1/2018 + ............................           500         412
   Goldman Sachs Group, Inc.,
      4.75%, Due 7/15/2013 ..............................           450         380
      6.25%, Due 9/1/2017 ...............................           550         460
      5.95%, Due 1/18/2018 ..............................           280         228
      6.75%, Due 10/1/2037 ..............................         1,402         913
   HSBC Finance Corp.,
      5.25%, Due 1/14/2011 ..............................         1,700       1,564
   International Lease Finance Corp.,
      5.75%, Due 6/15/2011 ..............................           475         326
   Merrill Lynch & Co., Inc.,
      5.45%, Due 2/5/2013 ...............................           340         307
      6.875%, Due 4/25/2018 .............................           330         293
      6.11%, Due 1/29/2037 ..............................           425         281
                                                                          ---------
                                                                             10,500
                                                                          ---------
HEALTH CARE - 0.43%
   Covidien International Finance SA,
      5.45%, Due 10/15/2012 .............................           360         347
      6.55%, Due 10/15/2037 .............................         1,000         791
   UnitedHealth Group, Inc.,
      5.25%, Due 3/15/2011 ..............................           735         710
      6.625%, Due 11/15/2037 ............................         2,000       1,381
                                                                          ---------
                                                                              3,229
                                                                          ---------
INDUSTRIALS - 1.96%
   American Honda Finance Corp.,
      4.625%, Due 4/2/2013 ++ ...........................           425         386
   Amgen, Inc.,
      6.90%, Due 6/1/2038 ...............................         1,480       1,266
   ArcelorMittal South Africa Ltd.,
      6.125%, Due 6/1/2018 ++ ...........................           595         410
   Burlington Northern Santa Fe Corp.,
      5.75%, Due 3/15/2018 ..............................           425         372

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Canadian National Railway Co.,
      5.55%, Due 5/15/2018 ..............................   $       500   $     435
   Caterpillar Financial Services Corp.,
      4.85%, Due 12/7/2012 ..............................           505         469
      4.25%, Due 2/8/2013 ...............................           500         454
   Con-way, Inc.,
      8.875%, Due 5/1/2010 ..............................         1,850       1,859
   CRH America, Inc.,
      6.00%, Due 9/30/2016 ..............................           985         711
   Daimler Finance NA LLC,
      7.75%, Due 1/18/2011 ..............................         1,000         838
      5.875%, Due 3/15/2011 .............................           450         367
      5.75%, Due 9/8/2011 ...............................           550         440
   Eaton Corp.,
      5.60%, Due 5/15/2018 ..............................           340         297
   Honeywell International, Inc.,
      4.25%, Due 3/1/2013 ...............................           500         460
   Koninklijke Philips Electronics NV,
      5.75%, Due 3/11/2018 ..............................           335         277
   Masco Corp.,
      6.125%, Due 10/3/2016 .............................           430         304
   Nissan Motor Acceptance Corp.,
      5.625%, Due 3/14/2011 ++ ..........................           500         511
   Norfolk Southern Corp.,
      5.75%, Due 4/1/2018 ++ ............................           425         366
   Tyco Electronics Group SA,
      6.55%, Due 10/1/2017 ..............................         1,455       1,211
      7.125%, Due 10/1/2037 .............................           750         544
   Unilever Capital Corp.,
      7.125%, Due 11/1/2010 .............................         2,000       2,067
   Union Pacific Corp.,
      6.50%, Due 4/15/2012 ..............................           550         535
   United Technologies Corp.,
      6.125%, Due 7/15/2038 .............................           210         181
                                                                          ---------
                                                                             14,760
                                                                          ---------
INSURANCE - 1.08%
   Aegon Funding Corp.,
      5.75%, Due 12/15/2020 .............................           450         334
   American International Group, Inc.,
      5.85%, Due 1/16/2018 ..............................           550         200
      6.25%, Due 5/1/2036 ...............................           425         145
   Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 .............................           975         826
      5.375%, Due 3/15/2017 .............................           685         479
   John Hancock Global Funding II,
      7.90%, Due 7/2/2010 ++ ............................         1,125       1,147
   Liberty Mutual Insurance Co.,
      7.875%, Due 10/15/2026 ++ .........................         1,500       1,248

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Lincoln National Corp.,
      4.75%, Due 2/15/2014 ..............................   $       275   $     245
   MetLife, Inc.,
      5.375%, Due 12/15/2012 ............................           660         597
      6.817%, Due 8/15/2018 .............................           625         538
      6.375%, Due 6/15/2034 .............................           450         330
   Metropolitan Life Global Funding I,
      4.625%, Due 8/19/2010 ++ ..........................           900         848
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 ..............................           550         452
      5.10%, Due 9/20/2014 ..............................           690         522
   Willis North America, Inc.,
      6.20%, Due 3/28/2017 ..............................           360         262
                                                                          ---------
                                                                              8,173
                                                                          ---------
PHARMACEUTICALS - 0.94%
   Abbott Laboratories,
      6.15%, Due 11/30/2037 .............................           447         384
   AstraZeneca plc,
      6.45%, Due 9/15/2037 ..............................         1,880       1,610
   Biogen Idec, Inc.,
      6.875%, Due 3/1/2018 ..............................         1,500       1,440
   Bristol-Myers Squibb Co.,
      5.45%, Due 5/1/2018 ...............................           250         218
      6.125%, Due 5/1/2038 ..............................           875         727
   GlaxoSmithKline Capital, Inc.,
      5.65%, Due 5/15/2018 ..............................           250         222
      6.375%, Due 5/15/2038 .............................         1,370       1,158
   Hospira, Inc.,
      6.05%, Due 3/30/2017 ..............................           360         302
   Schering-Plough Corp.,
      6.75%, Due 12/1/2033 ..............................           600         497
   Wyeth Corp.,
      5.50%, Due 2/1/2014 ...............................           535         501
                                                                          ---------
                                                                              7,059
                                                                          ---------
REAL ESTATE - 0.25%
   Equity Residential,
      5.125%, Due 3/15/2016 .............................           895         609
   ProLogis Trust,
      5.50%, Due 4/1/2012 ...............................           450         292
      5.625%, Due 11/15/2016 ............................           550         300
   Simon Property Group LP,
      5.30%, Due 5/30/2013 ..............................           425         351
      5.75%, Due 12/1/2015 ..............................           460         342
                                                                          ---------
                                                                              1,894
                                                                          ---------
TECHNOLOGY - 0.49%
   Cisco Systems, Inc.,
      5.25%, Due 2/22/2011 ..............................           550         551

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Computer Sciences Corp.,
      5.50%, Due 3/15/2013 + ++ .........................   $       140   $     121
      6.50%, Due 3/15/2018 ++ ...........................           495         384
   Hewlett-Packard Co.,
      4.50%, Due 3/1/2013 + .............................           885         823
   International Business Machines Corp.,
      7.625%, Due 10/15/2018 ............................           770         797
   Oracle Corp.,
      6.50%, Due 4/15/2038 ..............................           970         807
   Xerox Corp.,
      5.65%, Due 5/15/2013 ..............................           250         197
                                                                          ---------
                                                                              3,680
                                                                          ---------
TELEPHONE - 0.89%
   America Movil, S.A.B. de C.V.,
      6.375%, Due 3/1/2035 ..............................           425         296
   AT&T, Inc.,
      5.10%, Due 9/15/2014 ..............................         1,085         948
      5.625%, Due 6/15/2016 .............................           550         483
      5.50%, Due 2/1/2018 ...............................           300         255
      6.80%, Due 5/15/2036 ..............................           250         212
      6.40%, Due 5/15/2038 ..............................         1,840       1,473
   Cingular Wireless Services, Inc.,
      7.875%, Due 3/1/2011 ..............................           550         549
      8.75%, Due 3/1/2031 ...............................           445         414
   Deutsche Telekom AG,
      8.00%, Due 6/15/2010 ..............................           380         374
   Telecom Italia S.p.A.,
      4.00%, Due 11/15/2008 .............................           580         579
   Telefonica Emisiones SAU,
      5.984%, Due 6/20/2011 .............................           380         363
   Verizon Communications, Inc.,
      5.50%, Due 4/1/2017 ...............................           500         426
   Vodafone Group plc,
      6.15%, Due 2/27/2037 ..............................           425         318
                                                                          ---------
                                                                              6,690
                                                                          ---------
UTILITIES - 0.95%
   American Water Capital Corp.,
      6.593%, Due 10/15/2037 ............................         1,492         988
   Columbus Southern Power Co.,
      5.50%, Due 3/1/2013 ...............................           880         808
   Dominion Resources, Inc.,
      Series A, 5.60%, Due 11/15/2016 ...................           500         412
   Duke Energy Carolinas LLC,
      5.10%, Due 4/15/2018 ..............................           500         436
   Duke Energy Indiana, Inc.,
      6.05%, Due 6/15/2016 ..............................           520         430

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   MidAmerican Energy Holdings Co.,
      5.875%, Due 10/1/2012 .............................   $     1,070   $   1,013
      6.125%, Due 4/1/2036 ..............................           425         313
   Public Service Enterprise Group, Inc.,
      6.95%, Due 6/1/2012 ...............................           675         638
   Southern Power Co.,
      6.25%, Due 7/15/2012 ..............................           755         747
   Union Electric Co.,
      6.70%, Due 2/1/2019 ...............................           265         220
   Virginia Electric and Power Co.,
      5.40%, Due 4/30/2018 ..............................           500         409
   Xcel Energy, Inc.,
      5.613%, Due 4/1/2017 ..............................           869         733
                                                                          ---------
                                                                              7,147
                                                                          ---------
TOTAL CORPORATE OBLIGATIONS                                                  99,174
                                                                          ---------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.42%
COMMERCIAL MORTGAGE-BACKED SECURITY - 1.32%
   Banc of America Commercial Mortgage, Inc.,
      2005-6 A1, 5.001%, Due 9/10/2047 ..................           593         570
      2007-2 A2, 5.634%, Due 4/10/2049 ..................         1,100         958
   Bear Stearns Commercial Mortgage
      Securities, Inc.,
      2006-T22 A2, 5.464%, Due 4/12/2038 ................           905         842
      2004-PWR5 A4, 4.831%, Due 7/11/2042 ...............         2,010       1,747
      2005-T20 A2, 5.127%, Due 10/12/2042 ...............           875         827
   Citigroup Commercial Mortgage Trust,
      2004-C2 A3, 4.38%, Due 10/15/2041 .................           995         913
   General Electric Capital Commercial
      Mortgage Corp.,
      2003-C2 A2, 4.17%, Due 7/10/2037 ..................           146         140
   JP Morgan Chase Commercial Mortgage
      Securities Corp.,
      2004-CBX A4, 4.529%, Due 1/12/2037 ................           555         507
      2005-LDP3 A1, 4.655%, Due 8/15/2042 ...............           186         180
      2005-LDP1 A2, 4.625%, Due 3/15/2046 ...............         1,035         995
      2007-CB19 A4, 5.747%, Due 2/12/2049 ...............           800         600
      2007-CB20 A2, 5.629%, Due 2/12/2051 ...............           850         747
   LB-UBS Commercial Mortgage Trust,
      2004-C1 A4, 5.424%, Due 2/15/2040 .................           650         482
   Wachovia Bank Commercial Mortgage Trust,
      2007-C32 A2, 5.736%, Due 6/15/2049 ................           530         462
                                                                          ---------
                                                                              9,970
                                                                          ---------
WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS - 1.10%
   Banc of America Mortgage Securities, Inc.,
      2004-8 3A1, 5.25%, Due 10/25/2019 .................           940         889

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Chase Mortgage Finance Corp.,
      2006-A1 A1, 6.04%, Due 9/25/2036 # ................   $     1,371   $   1,113
   Citicorp Mortgage Securities, Inc.,
      2006-3 2A1, 5.50%, Due 6/25/2021 ..................         1,224       1,024
   Countrywide Home Loan Mortgage Pass Through Trust,
      2007-18 A1, 6.00%, Due 9/25/2037 ..................         1,493       1,164
   JP Morgan Mortgage Trust,
      7.00%, Due 8/25/2037 ..............................           804         654
   Prime Mortgage Trust,
      2005-2, 5.25%, Due 7/25/2020 ......................         1,676       1,596
   Wells Fargo Mortgage Backed Securities Trust,
      2006-11 A8, 6.00%, Due 9/25/2036 ..................           860         645
      2007-7 A1, 6.00%, Due 6/25/2037 ...................         1,477       1,151
                                                                          ---------
                                                                              8,236
                                                                          ---------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                                 18,206
                                                                          ---------
ASSET-BACKED SECURITIES - 0.63%
   American Express Credit Account Master Trust,
      2006-2 A, 5.35%, Due 1/15/2014 ....................         1,700       1,592
   Capital Auto Receivables Asset Trust,
      2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ............         1,500       1,491
   Capital One Multi-Asset Execution Trust,
      2006-A10 A10, 5.15%, Due 6/15/2014 ................         1,250       1,149
   Volkswagen Auto Loan Enhanced Trust,
      2005-1 A4, 4.86%, Due 4/20/2012 ...................           547         545
                                                                          ---------
TOTAL ASSET-BACKED SECURITIES                                                 4,777
                                                                          ---------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.64%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.25%
      5.50%, Due 8/1/2017 ...............................            59          59
      5.50%, Due 9/1/2017 ...............................           260         260
      5.50%, Due 6/1/2018 ...............................           120         120
      5.50%, Due 10/1/2018 ..............................         1,066       1,068
      4.50%, Due 3/1/2019 ...............................           795         761
      5.00%, Due 10/1/2020 ..............................         1,093       1,069
      5.50%, Due 5/1/2021 ...............................           633         631
      5.50%, Due 9/1/2021 ...............................           297         295
      5.00%, Due 11/1/2021 ..............................           565         552
      5.50%, Due 4/1/2022 ...............................           334         333
      5.00%, Due 5/1/2022 ...............................           524         512
      5.00%, Due 4/1/2023 ...............................         1,588       1,551
      6.50%, Due 5/1/2029 ...............................            54          55
      6.50%, Due 6/1/2029 ...............................             9          10
      6.50%, Due 7/1/2029 ...............................           166         170

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      6.00%, Due 8/1/2029 ...............................   $        93   $      94
      5.00%, Due 8/1/2033 ...............................         1,571       1,490
      5.50%, Due 2/1/2034 ...............................         1,522       1,487
      5.00%, Due 3/1/2034 ...............................         1,228       1,164
      6.00%, Due 6/1/2034 ...............................           906         907
      6.00%, Due 8/1/2034 ...............................           811         812
      5.00%, Due 8/1/2035 ...............................         1,109       1,051
      5.00%, Due 9/1/2035 ...............................         1,418       1,343
      5.00%, Due 9/1/2035 ...............................         1,575       1,492
      6.00%, Due 8/1/2036 ...............................         1,631       1,629
      5.50%, Due 11/1/2036 ..............................         1,497       1,461
      5.50%, Due 4/1/2037 ...............................         1,691       1,650
      5.50%, Due 5/1/2037 ...............................         1,013         989
      5.50%, Due 6/1/2037 ...............................         1,404       1,345
      6.00%, Due 7/1/2037 ...............................         1,526       1,524
      6.50%, Due 8/1/2037 ...............................           489         495
      6.00%, Due 9/1/2037 ...............................           555         554
      5.00%, Due 3/1/2038 ...............................         1,615       1,529
      6.00%, Due 3/1/2038 ...............................         2,232       2,230
      6.50%, Due 5/1/2038 ...............................         1,317       1,336
                                                                          ---------
                                                                             32,028
                                                                          ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.70%
      5.50%, Due 2/1/2014 ...............................           343         345
      6.00%, Due 4/1/2016 ...............................           285         288
      5.00%, Due 12/1/2017 ..............................           774         763
      5.00%, Due 6/1/2018 ...............................         1,671       1,647
      4.50%, Due 9/1/2018 ...............................         1,285       1,235
      5.50%, Due 12/1/2018 ..............................            80          80
      4.00%, Due 8/1/2020 ...............................           958         889
      5.50%, Due 4/1/2021 ...............................         1,022       1,021
      6.00%, Due 1/1/2029 ...............................           499         502
      5.50%, Due 11/1/2033 ..............................         2,050       2,008
      5.00%, Due 3/1/2034 ...............................         1,621       1,540
      4.50%, Due 9/1/2034 ...............................           728         662
      6.50%, Due 3/1/2035 ...............................           263         267
      5.50%, Due 12/1/2035 ..............................         1,286       1,258
      5.50%, Due 12/1/2035 ..............................           403         394
      5.50%, Due 1/1/2036 ...............................         1,340       1,310
      5.50%, Due 2/1/2036 ...............................           923         903
      5.00%, Due 2/1/2036 ...............................           801         760
      5.00%, Due 3/1/2036 ...............................         1,458       1,383
      5.50%, Due 3/1/2036 ...............................           329         322
      5.50%, Due 4/1/2036 ...............................         2,287       2,237
      6.00%, Due 8/1/2036 ...............................           558         558
      6.00%, Due 9/1/2036 ...............................         1,027       1,027
      6.50%, Due 9/1/2036 ...............................         2,096       2,126
      6.00%, Due 9/1/2036 ...............................           185         185
      6.00%, Due 10/1/2036 ..............................         1,192       1,192

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      5.50%, Due 12/1/2036 ..............................   $     1,743   $   1,704
      6.50%, Due 12/1/2036 ..............................         1,802       1,828
      5.50%, Due 2/1/2037 ...............................         1,679       1,641
      6.00%, Due 8/1/2037 ...............................         1,343       1,343
      6.50%, Due 8/1/2037 ...............................           818         830
      6.50%, Due 9/1/2037 ...............................           523         531
      6.00%, Due 11/1/2037 ..............................           706         706
      6.50%, Due 11/1/2037 ..............................           912         925
      5.00%, Due 3/1/2038 ...............................         7,026       6,658
      5.00%, Due 6/1/2038 ...............................         2,021       1,915
                                                                          ---------
                                                                             42,983
                                                                          ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.69%
      7.00%, Due 12/15/2025 .............................           298         308
      4.201%, Due 8/16/2026 .............................           755         751
      6.50%, Due 8/15/2027 ..............................           344         349
      6.50%, Due 11/15/2027 .............................           352         358
      7.50%, Due 12/15/2028 .............................           260         275
      5.50%, Due 7/15/2033 ..............................           938         923
      6.00%, Due 12/15/2033 .............................           989         993
      5.50%, Due 2/20/2034 ..............................         1,264       1,242
                                                                          ---------
                                                                              5,199
                                                                          ---------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                80,210
                                                                          ---------
U.S. AGENCY OBLIGATIONS - 8.48%
FEDERAL HOME LOAN BANK - 0.18%
      5.25%, Due 11/3/2009 + ............................         1,360       1,360
                                                                          ---------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.35%
      5.25%, Due 2/24/2011 ..............................         2,360       2,378
      4.50%, Due 1/15/2015 + ............................        34,290      34,153
      6.00%, Due 12/15/2031 .............................         2,195       2,210
      6.25%, Due 7/15/2032 + ............................         1,500       1,628
                                                                          ---------
                                                                             40,369
                                                                          ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.95%
      5.125%, Due 1/2/2014 ..............................           645         630
      4.625%, Due 10/15/2014 + ..........................         1,000       1,008
      5.375%, Due 6/12/2017 + ...........................         2,650       2,679
      6.25%, Due 5/15/2029 + ............................        12,200      13,097
      6.00%, Due 4/18/2036 + ............................         5,065       4,802
                                                                          ---------
                                                                             22,216
                                                                          ---------
TOTAL U.S. AGENCY OBLIGATIONS                                                63,945
                                                                          ---------
U.S. TREASURY OBLIGATIONS - 2.44%
      3.125%, Due 8/31/2013 + ...........................         3,200       3,256
      4.00%, Due 8/15/2018 + ............................         5,260       5,267
      7.875%, Due 2/15/2021 + ...........................         1,200       1,536

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      6.25%, Due 8/15/2023 + ............................   $     1,400   $   1,603
      6.875%, Due 8/15/2025 + ...........................         1,580       1,968
      5.25%, Due 11/15/2028 + ...........................           750         798
      4.75%, Due 2/15/2037 + ............................           800         848
      4.375%, Due 2/15/2038 + ...........................         3,110       3,119
                                                                          ---------
TOTAL U.S. TREASURY OBLIGATIONS                                              18,395
                                                                          ---------

                                                               SHARES
                                                            -----------
SHORT TERM INVESTMENTS - 11.47%
   American Beacon Money Market Select Fund * ...........    34,005,921      34,006
   State Street Institutional Treasury Plus Fund ........    47,057,064      47,057

                                                                PAR
                                                               AMOUNT
                                                            -----------
   U.S. Treasury,
      0.41%, Due 12/11/2008 [ ] .........................   $     5,400       5,393
                                                                          ---------
TOTAL SHORT TERM INVESTMENTS                                                 86,456
                                                                          ---------

                                                               SHARES
                                                            -----------
SECURITIES LENDING COLLATERAL - 13.12%
   American Beacon Money Market Select Fund * ...........    14,519,607      14,520
   Securities Liquidating AB Trust ......................    49,651,323      48,982
   State Street Navigator Securities Lending Prime
      Portfolio .........................................    35,421,833      35,422
                                                                          ---------
TOTAL SECURITIES LENDING COLLATERAL                                          98,924
                                                                          ---------
TOTAL INVESTMENTS 112.77% - (COST $974,580)                                 850,187
LIABILITIES, NET OF OTHER ASSETS - (12.77%)                                 (96,274)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $ 753,913
                                                                          =========

                             See accompanying notes

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,534 or 1.13% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

*    The Fund is affiliated by having the same investment advisor.

[ ] At October 31, 2008, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                UNREALIZED
                           NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                           CONTRACTS      DATE       VALUE    (DEPRECIATION)
                           ---------   ----------   -------   --------------
Emini S&P 500 Index ....      762       Dec 2008    $36,854      $(9,763)
                                                    =======      =======

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
COMMON STOCKS - 81.81%
COMMUNICATIONS - 0.06%
MEDIA - 0.06%
   Brocade Communications Systems, Inc. ## ..............         9,940   $      37
                                                                          ---------
CONSUMER DISCRETIONARY - 11.51%
HOTELS, RESTAURANTS & LEISURE - 3.48%
   McDonald's Corp. .....................................        23,683       1,372
   Panera Bread Co. ## + ................................         1,232          56
   Yum! Brands, Inc. + ..................................        19,286         559
                                                                          ---------
                                                                              1,987
                                                                          ---------
HOUSEHOLD DURABLES - 0.07%
   The Toro Co. + .......................................         1,182          40
                                                                          ---------
INTERNET & CATALOG RETAIL - 0.26%
   eBay, Inc. ## ........................................         9,672         148
                                                                          ---------
MEDIA - 1.08%
   The DIRECTV Group, Inc. ## + .........................        13,923         305
   DISH Network Corp. ## ................................           700          11
   NetFlix, Inc. ## + ...................................         2,848          71
   Time Warner, Inc. ....................................        20,739         209
   Virgin Media, Inc. ...................................         3,469          20
                                                                          ---------
                                                                                616
                                                                          ---------
MULTILINE RETAIL - 2.67%
   BJ's Wholesale Club, Inc. ## + .......................         8,664         305
   Costco Wholesale Corp. + .............................         8,442         481
   Wal-Mart Stores, Inc. + ..............................        13,245         739
                                                                          ---------
                                                                              1,525
                                                                          ---------
SPECIALTY RETAIL - 3.20%
   Aeropostale, Inc. ## + ...............................        12,775         309
   AutoZone, Inc. ## ....................................         3,784         482
   Best Buy Company, Inc. + .............................        14,953         401
   Dollar Tree, Inc. ## + ...............................         3,262         124
   Nike, Inc. ...........................................         7,568         436
   Ross Stores, Inc. + ..................................         1,854          60
   Urban Outfitters, Inc. ## + ..........................           447          10
                                                                          ---------
                                                                              1,822
                                                                          ---------
TEXTILES & APPAREL - 0.75%
   Coach, Inc. ## .......................................        20,766         428
                                                                          ---------
TOTAL CONSUMER DISCRETIONARY                                                  6,566
                                                                          ---------
CONSUMER STAPLES - 7.46%
BEVERAGES - 0.68%
   Anheuser-Busch Companies, Inc. + .....................         1,370          85

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Hansen Natural Corp. ## + ............................         2,061   $      52
   PepsiCo, Inc. ........................................         4,405         251
                                                                          ---------
                                                                                388
                                                                          ---------
FOOD & DRUG RETAILING - 1.11%
   The Kroger Co. + .....................................        23,172         636
                                                                          ---------
FOOD PRODUCTS - 1.71%
   Bunge Ltd. + .........................................         5,154         198
   Corn Products International, Inc. ....................         1,066          26
   H.J. Heinz Co. + .....................................        11,221         492
   Herbalife Ltd. + .....................................         5,728         140
   Hormel Foods Corp. + .................................           600          17
   Tyson Foods, Inc. ....................................        11,678         102
                                                                          ---------
                                                                                975
                                                                          ---------
HOUSEHOLD PRODUCTS - 1.21%
   Colgate-Palmolive Co. ................................        10,313         648
   The Procter & Gamble Co. .............................           700          45
                                                                          ---------
                                                                                693
                                                                          ---------
PERSONAL PRODUCTS - 0.91%
   Avon Products, Inc. ..................................        20,860         518
                                                                          ---------
TOBACCO - 1.84%
   Altria Group, Inc. ...................................        11,542         222
   Lorillard, Inc. ......................................         5,412         356
   Philip Morris International, Inc. ....................        10,815         470
                                                                          ---------
                                                                              1,048
                                                                          ---------
TOTAL CONSUMER STAPLES                                                        4,258
                                                                          ---------
ENERGY - 8.55%
ENERGY EQUIPMENT & SERVICES - 2.92%
   Baker Hughes, Inc. ...................................         2,470          86
   Cameron International Corp. ## + .....................        14,159         343
   FMC Technologies, Inc. ## + ..........................         3,732         131
   Halliburton Co. ......................................        31,082         615
   National Oilwell Varco, Inc. ## ......................         8,588         257
   Schlumberger Ltd. ....................................         3,583         185
   SEACOR Holdings, Inc. ## + ...........................           699          47
                                                                          ---------
                                                                              1,664
                                                                          ---------
OIL & GAS - 5.63%
   Apache Corp. .........................................         7,338         604
   Chevron Corp. ........................................           131          10
   Devon Energy Corp. ...................................         1,361         110
   Exxon Mobil Corp. ....................................         1,582         117
   Hess Corp. ...........................................         2,859         172
   Murphy Oil Corp. .....................................        11,793         597
   Occidental Petroleum Corp. ...........................         5,126         285

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   St. Mary Land & Exploration Co. ......................           425   $      11
   Sunoco, Inc. + .......................................           816          25
   Tesoro Corp. ## + ....................................         9,179          89
   Transocean, Inc. + ...................................         5,497         452
   Ultra Petroleum Corp. ## + ...........................         1,132          53
   Valero Energy Corp. ..................................        10,498         216
   W&T Offshore, Inc. + .................................         2,243          43
   XTO Energy, Inc. .....................................        12,003         431
                                                                          ---------
                                                                              3,215
                                                                          ---------
TOTAL ENERGY                                                                  4,879
                                                                          ---------
FINANCIALS - 2.83%
BANKS - 0.15%
   Bank of New York Mellon Corp. ........................         1,882          61
   Hudson City Bancorp, Inc. + ..........................         1,302          25
                                                                          ---------
                                                                                 86
                                                                          ---------
DIVERSIFIED FINANCIALS - 1.88%
   American Express Co. .................................           879          24
   BlackRock, Inc. + ....................................           481          63
   Broadridge Financial Solutions, Inc. .................         5,227          63
   CME Group, Inc. + ....................................           368         104
   Eaton Vance Corp. + ..................................         5,136         113
   Moody's Corp. + ......................................         3,500          90
   Morgan Stanley Dean Witter & Co. + ...................         1,663          29
   SEI Investments Co. + ................................         1,407          25
   State Street Corp. ...................................         8,825         383
   T Rowe Price Group, Inc. + ...........................         2,254          89
   The Western Union Co. ................................         6,047          92
                                                                          ---------
                                                                              1,075
                                                                          ---------
INSURANCE - 0.14%
   Fidelity National Financial, Inc. + ..................         2,296          21
   First American Corp. .................................         1,570          32
   Reinsurance Group of America, Inc. + .................           643          24
                                                                          ---------
                                                                                 77
                                                                          ---------
REAL ESTATE - 0.66%
   AvalonBay Communities, Inc. + ........................           298          21
   Jones Lang LaSalle, Inc. + ...........................           924          30
   Kilroy Realty Corp. + ................................           480          15
   Macerich Co. .........................................           627          19
   Nationwide Health Properties, Inc. + .................         5,065         151
   Simon Property Group, Inc. + .........................         2,096         141
                                                                          ---------
                                                                                377
                                                                          ---------
TOTAL FINANCIALS                                                              1,615
                                                                          ---------

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
HEALTH CARE - 14.59%
BIOTECHNOLOGY - 3.14%
   Biogen Idec, Inc. ## + ...............................         5,229   $     223
   Celgene Corp. ## + ...................................         2,261         145
   Genentech, Inc. ## ...................................         1,561         130
   Gilead Sciences, Inc. ## + ...........................        26,650       1,222
   Idexx Laboratories, Inc. ## + ........................         1,006          35
   PDL BioPharma, Inc. + ................................         3,625          35
                                                                          ---------
                                                                              1,790
                                                                          ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.59%
   Baxter International, Inc. ...........................         8,176         495
   Becton, Dickinson & Co. ..............................         8,887         617
   Boston Scientific Corp. ## ...........................         8,754          79
   C.R. Bard, Inc. + ....................................           222          20
   Covidien Ltd. ........................................         2,289         101
   Dentsply International, Inc. .........................         2,569          78
   Medtronic, Inc. ......................................         3,607         145
   St. Jude Medical, Inc. ## ............................        13,967         531
   Varian Medical Systems, Inc. ## + ....................        12,164         554
                                                                          ---------
                                                                              2,620
                                                                          ---------
HEALTH CARE PROVIDERS & SERVICES - 1.00%
   Cardinal Health, Inc. ## .............................           315          12
   Express Scripts, Inc. ## + ...........................         8,728         529
   McKesson Corp. .......................................           746          27
                                                                          ---------
                                                                                568
                                                                          ---------
PHARMACEUTICALS - 5.86%
   Abbott Laboratories ..................................         9,065         500
   Amgen, Inc. ## .......................................         6,767         405
   Bristol-Myers Squibb Co. .............................         7,600         156
   Eli Lilly & Co. + ....................................        21,282         720
   Johnson & Johnson ....................................         7,392         453
   King Pharmaceuticals, Inc. ## + ......................         3,102          27
   Medco Health Solutions, Inc. ## ......................         7,032         267
   Merck & Co., Inc. + ..................................         9,267         287
   Pfizer, Inc. .........................................        22,313         395
   Schering-Plough Corp. + ..............................         3,840          56
   Wyeth Corp. ..........................................         2,446          79
                                                                          ---------
                                                                              3,345
                                                                          ---------
TOTAL HEALTH CARE                                                             8,323
                                                                          ---------
INDUSTRIALS - 14.57%
AEROSPACE & DEFENSE - 5.25%
   Boeing Co. + .........................................         9,655         505
   General Dynamics Corp. ...............................        13,630         822
   Goodrich Corp. .......................................        11,208         410
   Lockheed Martin Corp. ................................         8,390         713

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   United Technologies Corp. ............................         9,881   $     543
                                                                          ---------
                                                                              2,993
                                                                          ---------
AIR FREIGHT & COURIERS - 0.89%
   Expeditors International of Washington, Inc. + .......         3,455         113
   FedEx Corp. + ........................................         6,040         395
                                                                          ---------
                                                                                508
                                                                          ---------
BUILDING PRODUCTS - 0.05%
   Armstrong World Industries, Inc. + ...................         1,605          32
                                                                          ---------
COMMERCIAL SERVICES & SUPPLIES - 1.31%
   Apollo Group, Inc. ## + ..............................         8,997         625
   CH Robinson Worldwide, Inc. ## .......................           679          35
   Genpact Ltd. ## ......................................         1,728          14
   Global Payments, Inc. + ..............................           226           9
   Manpower, Inc. .......................................         1,331          41
   Total System Services, Inc. ..........................         1,503          21
                                                                          ---------
                                                                                745
                                                                          ---------
CONSTRUCTION & ENGINEERING - 0.06%
   Fluor Corp. + ........................................           800          32
                                                                          ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.44%
   Emerson Electric Co. .................................        25,182         824
                                                                          ---------
INDUSTRIAL CONGLOMERATES - 1.69%
   3M Co. + .............................................         8,668         557
   Honeywell International, Inc. ........................        12,496         381
   Tyco International Ltd. ..............................         1,064          27
                                                                          ---------
                                                                                965
                                                                          ---------
MACHINERY - 1.70%
   AGCO Corp. ## + ......................................         4,976         157
   Caterpillar, Inc. + ..................................         2,500          95
   Cummins, Inc. + ......................................         9,852         254
   Deere & Co. ..........................................           956          37
   Flowserve Corp. ......................................         5,777         329
   Graco, Inc. + ........................................         1,096          27
   Joy Global, Inc. + ...................................         2,511          73
                                                                          ---------
                                                                                972
                                                                          ---------
ROAD & RAIL - 2.18%
   JB Hunt Transport Services, Inc. + ...................        12,435         354
   Landstar System, Inc. + ..............................         2,129          82
   Norfolk Southern Corp. ...............................         7,930         475
   Union Pacific Corp. ..................................         1,693         113

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Werner Enterprises, Inc. + ...........................        11,312   $     222
                                                                          ---------
                                                                              1,246
                                                                          ---------
TOTAL INDUSTRIALS                                                             8,317
                                                                          ---------
INFORMATION TECHNOLOGY - 18.10%
COMMUNICATIONS EQUIPMENT - 2.16%
   Cisco Systems, Inc. ## ...............................        54,400         966
   Qualcomm, Inc. .......................................         6,920         265
                                                                          ---------
                                                                              1,231
                                                                          ---------
COMPUTERS & PERIPHERALS - 5.70%
   Apple Computer, Inc. ## ++ ...........................         4,929         530
   Dell, Inc. ## + ......................................        36,834         448
   EMC Corp. ## + .......................................        14,565         172
   Hewlett-Packard Co. ..................................        22,375         856
   Ingram Micro, Inc. ## ................................         4,790          64
   International Business Machines Corp. + ..............         7,377         686
   NetApp, Inc. ## + ....................................         6,388          86
   Seagate Technology ...................................        39,267         266
   Teradata Corp. ## ....................................         5,422          83
   Western Digital Corp. ## .............................         3,609          60
                                                                          ---------
                                                                              3,251
                                                                          ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.95%
   Broadcom Corp. ## ....................................         6,506         111
   Intel Corp. ..........................................        26,981         432
                                                                          ---------
                                                                                543
                                                                          ---------
INTERNET SOFTWARE & SERVICES - 1.17%
   Google, Inc. ## ......................................         1,372         493
   Sohu.com, Inc. ## ....................................           892          49
   VeriSign, Inc. ## + ..................................         3,610          77
   Yahoo! Inc. ## .......................................         3,975          51
                                                                          ---------
                                                                                670
                                                                          ---------
IT CONSULTING & SERVICES - 2.49%
   Accenture Ltd. + .....................................        27,887         922
   Affiliated Computer Services, Inc. ## ................        10,057         412
   MPS Group, Inc. ## + .................................         1,100           9
   SRA International, Inc. ## + .........................           851          16
   Sun Microsystems, Inc. ## + ..........................         3,782          17
   Tech Data Corp. ## + .................................         2,061          44
                                                                          ---------
                                                                              1,420
                                                                          ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.56%
   LSI Corp. ## .........................................        11,111          43
   QLogic Corp. ## + ....................................         1,586          19
   Texas Instruments, Inc. + ............................        13,152         257
                                                                          ---------
                                                                                319
                                                                          ---------

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
SOFTWARE - 5.07%
   Activision Blizzard, Inc. ## + .......................        40,406   $     503
   Adobe Systems, Inc. ## ...............................        12,322         328
   Advent Software, Inc. ## + ...........................           936          17
   Autodesk, Inc. ## + ..................................         2,847          61
   Cadence Design Systems, Inc. ## + ....................         6,965          28
   Cerner Corp. ## ......................................           691          26
   Mentor Graphics Corp. ## + ...........................         1,054           8
   Microsoft Corp. ......................................        49,987       1,116
   Oracle Corp. ## ......................................        39,618         725
   Salesforce.com, Inc. ## + ............................         1,670          52
   VMware, Inc. ## ......................................           897          28
                                                                          ---------
                                                                              2,892
                                                                          ---------
TOTAL INFORMATION TECHNOLOGY                                                 10,326
                                                                          ---------
MATERIALS - 3.47%
CHEMICALS - 2.49%
   Airgas, Inc. .........................................           284          11
   CF Industries Holdings, Inc. .........................           142           9
   FMC Corp. ............................................           500          22
   Monsanto Co. + .......................................         9,943         885
   Praxair, Inc. ........................................         7,601         495
                                                                          ---------
                                                                              1,422
                                                                          ---------
METALS & MINING - 0.98%
   Alpha Natural Resources, Inc. ## + ...................         4,061         145
   Nucor Corp. + ........................................        10,215         414
                                                                          ---------
                                                                                559
                                                                          ---------
TOTAL MATERIALS                                                               1,981
                                                                          ---------
TELECOMMUNICATION SERVICES - 0.27%
DIVERSIFIED TELECOMMUNICATION - 0.27%
   AT&T, Inc. ++ ........................................         3,346          89
   Sprint Nextel Corp. + ................................        20,439          64
                                                                          ---------
TOTAL TELECOMMUNICATION SERVICES                                                153
                                                                          ---------
UTILITIES - 0.40%
ELECTRIC UTILITIES - 0.40%
   Exelon Corp. .........................................         3,855         209
   PPL Corp. ............................................           559          18
                                                                          ---------
TOTAL UTILITIES                                                                 227
                                                                          ---------
TOTAL COMMON STOCKS                                                          46,682
                                                                          ---------
SHORT TERM INVESTMENTS - 18.00%
   American Beacon Money Market Select Fund # ...........     3,451,349       3,451
   State Street Institutional Treasury Plus Fund ........     6,191,411       6,191

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   U.S. Treasury,
      0.28%, Due 12/11/2008 .............................   $       629   $     629
                                                                          ---------
TOTAL SHORT TERM INVESTMENTS                                                 10,271
                                                                          ---------

                                                               SHARES
                                                            -----------
SECURITIES LENDING
COLLATERAL - 23.45%
   American Beacon Money Market Select Fund # ...........     1,963,639       1,964
   Securities Liquidating AB Trust ......................     6,714,871       6,624
   State Street Navigator Securities Lending
      Prime Portfolio ...................................     4,790,468       4,791
                                                                          ---------
TOTAL SECURITIES LENDING COLLATERAL .....................                    13,379
                                                                          ---------
TOTAL INVESTMENTS 123.26% - (COST $82,377)                                   70,332
LIABILITIES, NET OF OTHER ASSETS - (23.26%)                                 (13,273)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $  57,059
                                                                          =========

                             See accompanying notes

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++ At October 31, 2008, security pledged as collateral for open futures contracts.

#    The Fund is affiliated by having the same investment advisor.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                 UNREALIZED
                             NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                             CONTRACTS      DATE       VALUE   (DEPRECIATION)
                             ---------   ----------   ------   --------------
Emini S&P 500 Index ......       87       Dec 2008    $4,208        $(774)
                                                      ======        =====

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
COMMON STOCKS - 74.18%
CONSUMER DISCRETIONARY - 17.99%
AUDIO/VIDEO PRODUCTS - 0.72%
   Harman International Industries, Inc. + ..............        20,750   $     381
                                                                          ---------
AUTO COMPONENTS - 2.20%
   Advance Auto Parts, Inc. .............................        17,200         537
   Lear Corp. ## + ......................................        59,200         119
   Magna International, Inc. ............................        15,175         513
                                                                          ---------
                                                                              1,169
                                                                          ---------
HOTELS, RESTAURANTS & LEISURE - 2.03%
   International Game Technology + ......................        49,700         696
   Royal Caribbean Cruises Ltd. + .......................        28,300         384
                                                                          ---------
                                                                              1,080
                                                                          ---------
HOUSEHOLD DURABLES - 3.57%
   Black & Decker Corp. + ...............................        15,800         800
   Stanley Works ........................................        20,200         662
   Whirlpool Corp. + ....................................         9,225         430
                                                                          ---------
                                                                              1,892
                                                                          ---------
MEDIA - 0.38%
   Omnicom Group, Inc. ..................................         6,775         200
                                                                          ---------
MULTILINE RETAIL - 2.12%
   J.C. Penney Company, Inc. + ..........................        23,300         557
   Kohl's Corp. ## + ....................................        16,200         569
                                                                          ---------
                                                                              1,126
                                                                          ---------
SPECIALTY RETAIL - 6.48%
   Family Dollar Stores, Inc. + .........................        26,400         710
   GameStop Corp. ## ....................................        23,300         638
   Hanesbrands, Inc. ## + ...............................        26,700         467
   Regis Corp. ..........................................        39,625         490
   Rent-A-Center, Inc. ## ...............................        46,300         676
   Sherwin-Williams Co. + ...............................         8,000         455
                                                                          ---------
                                                                              3,436
                                                                          ---------
TEXTILES & APPAREL - 0.49%
   Sealy Corp. + ........................................        80,525         260
                                                                          ---------
TOTAL CONSUMER DISCRETIONARY                                                  9,544
                                                                          ---------
CONSUMER STAPLES - 6.02%
FOOD PRODUCTS - 1.93%
   Del Monte Foods Co. ..................................       102,950         650
   Sara Lee Corp. .......................................        33,675         376
                                                                          ---------
                                                                              1,026
                                                                          ---------
TOBACCO - 4.09%
   Lorillard, Inc. ......................................        13,700         902

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Reynolds American, Inc. + ............................        18,400   $     901
   UST, Inc. ............................................         5,400         365
                                                                          ---------
                                                                              2,168
                                                                          ---------
TOTAL CONSUMER STAPLES                                                        3,194
                                                                          ---------
ENERGY - 2.30%
OIL & GAS - 2.30%
   El Paso Corp. + ......................................        62,100         602
   Murphy Oil Corp. + ...................................        12,200         618
                                                                          ---------
TOTAL ENERGY                                                                  1,220
                                                                          ---------
FINANCIALS - 18.28%
BANKS - 5.30%
   Comerica, Inc. + .....................................        16,900         466
   National City Corp. ..................................       199,078         538
   New York Community Bancorp, Inc. + ...................        20,300         318
   People's United Financial, Inc. ......................        55,654         974
   Popular, Inc. + ......................................        68,025         517
                                                                          ---------
                                                                              2,813
                                                                          ---------
DIVERSIFIED FINANCIALS - 2.18%
   CIT Group, Inc. + ....................................        48,600         201
   Federal Home Loan Mortgage Corp. + ...................       109,625         113
   Moody's Corp. + ......................................        11,275         289
   SLM Corp. ## + .......................................        52,100         556
                                                                          ---------
                                                                              1,159
                                                                          ---------
INSURANCE - 9.38%
   Axis Capital Holdings Ltd. ...........................        18,700         533
   Conseco, Inc. ## + ...................................        92,050         171
   Delphi Financial Group, Inc. .........................        39,900         628
   First American Corp. + ...............................        16,975         346
   IPC Holdings Ltd. + ..................................        15,125         418
   Old Republic International Corp. + ...................        46,462         428
   Protective Life Corp. + ..............................        39,450         329
   RenaissanceRe Holdings Ltd. ..........................        14,975         687
   Torchmark Corp. + ....................................        17,975         751
   Willis Group Holdings Ltd. + .........................        25,100         659
   XL Capital Ltd. + ....................................         2,600          25
                                                                          ---------
                                                                              4,975
                                                                          ---------
REAL ESTATE - 1.42%
   Annaly Capital Management, Inc. ......................        54,100         752
                                                                          ---------
TOTAL FINANCIALS                                                              9,699
                                                                          ---------
HEALTH CARE - 7.40%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.95%
   Hill-Rom Holdings, Inc. + ............................        17,775         405

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   IMS Health, Inc. + ...................................        43,950   $     630
                                                                          ---------
                                                                              1,035
                                                                          ---------
HEALTH CARE PROVIDERS & SERVICES - 5.45%
   AmerisourceBergen Corp. + ............................        20,950         655
   Cigna Corp. + ........................................        15,200         248
   Coventry Health Care, Inc. ## ........................        21,500         284
   Omnicare, Inc. + .....................................        38,700       1,067
   Quest Diagnostics, Inc. ..............................        13,700         641
                                                                          ---------
                                                                              2,895
                                                                          ---------
TOTAL HEALTH CARE .......................................                     3,930
                                                                          ---------
INDUSTRIALS - 8.52%
AEROSPACE & DEFENSE - 3.16%
   Goodrich Corp. .......................................        11,200         410
   L-3 Communications Holdings, Inc. ....................        15,600       1,266
                                                                          ---------
                                                                              1,676
                                                                          ---------
COMMERCIAL SERVICES & SUPPLIES - 1.77%
   Avery Dennison Corp. + ...............................        20,800         729
   Pitney Bowes, Inc. ...................................         8,600         213
                                                                          ---------
                                                                                942
                                                                          ---------
FREIGHT TRANSPORTATION - 0.92%
   Ryder System, Inc. ...................................        12,300         487
                                                                          ---------
MACHINERY - 2.67%
   Brady Corp. ..........................................        13,525         419
   Eaton Corp. + ........................................        11,200         500
   ITT Industries, Inc. .................................        11,200         498
                                                                          ---------
                                                                              1,417
                                                                          ---------
TOTAL INDUSTRIALS                                                             4,522
                                                                          ---------
INFORMATION TECHNOLOGY - 7.35%
COMMUNICATIONS EQUIPMENT - 2.58%
   Alcatel-Lucent, ADR ..................................       377,698         970
   Motorola, Inc. .......................................        74,250         399
                                                                          ---------
                                                                              1,369
                                                                          ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.48%
   Avnet, Inc. ## .......................................         7,250         121
   Tyco Electronics Ltd. ................................         6,975         136
                                                                          ---------
                                                                                257
                                                                          ---------
IT CONSULTING & SERVICES - 2.44%
   Affiliated Computer Services, Inc. ## ................        10,025         411
   Computer Sciences Corp. ## ...........................        19,500         588
   Tech Data Corp. ## ...................................        13,650         293
                                                                          ---------
                                                                              1,292
                                                                          ---------

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
SOFTWARE - 1.85%
   CA, Inc. .............................................        55,150   $     982
                                                                          ---------
TOTAL INFORMATION TECHNOLOGY ............................                     3,900
                                                                          ---------
UTILITIES - 6.32%
ELECTRIC UTILITIES - 4.11%
   CenterPoint Energy, Inc. .............................        43,400         500
   Pinnacle West Capital Corp. ..........................        19,000         601
   Wisconsin Energy Corp. + .............................         8,550         372
   Xcel Energy, Inc. + ..................................        40,600         707
                                                                          ---------
                                                                              2,180
                                                                          ---------
GAS UTILITIES - 2.21%
   MDU Resources Group, Inc. ............................        23,650         431
   Sempra Energy ........................................        17,450         743
                                                                          ---------
                                                                              1,174
                                                                          ---------
TOTAL UTILITIES .........................................                     3,354
                                                                          ---------
TOTAL COMMON STOCKS ....................................                     39,363
                                                                          ---------
SHORT TERM INVESTMENTS - 24.90%
   American Beacon Money Market Select Fund ++ ..........     4,196,401       4,196
   State Street Institutional Treasury Plus Fund ........     8,575,322       8,575

                                                                PAR
                                                               AMOUNT
                                                            -----------
   U.S. Treasury,
      0.34%, Due 12/11/2008 # ...........................   $       439         439
                                                                          ---------
TOTAL SHORT TERM INVESTMENTS                                                 13,210
                                                                          ---------

                                                               SHARES
                                                            -----------
SECURITIES LENDING COLLATERAL - 16.14%
   American Beacon Money Market Select Fund ++ ..........     1,256,883       1,257
   Securities Liquidating AB Trust ......................     4,298,044       4,240
   State Street Navigator Securities Lending Prime
      Portfolio .........................................     3,066,275       3,066
                                                                          ---------
TOTAL SECURITIES LENDING COLLATERAL                                           8,563
                                                                          ---------
TOTAL INVESTMENTS 115.22% - (COST $88,777)                                   61,136
LIABILITIES, NET OF OTHER ASSETS - (15.22%)                                  (8,076)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $  53,060
                                                                          =========

                             See accompanying notes

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++   The Fund is affiliated by having the same investment advisor.

# At October 31, 2008, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              UNREALIZED
                          NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                          CONTRACTS      DATE       VALUE   (DEPRECIATION)
                          ---------   ----------   ------   --------------
Emini S&P 400 Index ...       77       Dec 2008    $4,377       $(1,389)
                                                   ======       =======

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
COMMON STOCKS - 91.44%
CONSUMER DISCRETIONARY - 11.93%
AUTO COMPONENTS - 0.47%
   ATC Technology Corp. ## ..............................           941   $      21
                                                                          ---------
HOTELS, RESTAURANTS & LEISURE - 1.70%
   Einstein Noah Restaurant Group, Inc. ## + ............         1,790          14
   Jack in the Box, Inc. ## + ...........................         1,902          38
   Papa John's International, Inc. ## ...................           957          22
                                                                          ---------
                                                                                 74
                                                                          ---------
INTERNET & CATALOG RETAIL - 0.90%
   Insight Enterprises, Inc. ## + .......................         2,809          27
   PC Mall, Inc. ## + ...................................         2,684          12
                                                                          ---------
                                                                                 39
                                                                          ---------
LEISURE EQUIPMENT & PRODUCTS - 1.07%
   Callaway Golf Co. ....................................         2,157          23
   Polaris Industries, Inc. + ...........................           720          24
                                                                          ---------
                                                                                 47
                                                                          ---------
MULTILINE RETAIL - 0.93%
   Fred's, Inc. + .......................................         3,310          41
                                                                          ---------
SPECIALTY RETAIL - 5.25%
   American Greetings Corp. .............................         1,035          12
   Cache, Inc. ## + .....................................         2,529           9
   Cato Corp. ...........................................         1,750          27
   Charlotte Russe Holding, Inc. ## + ...................         1,453          12
   Gymboree Corp. ## ....................................         1,028          27
   HOT Topic, Inc. ## ...................................         5,735          37
   Jo-Ann Stores, Inc. ## + .............................         1,801          35
   Pacific Sunwear of California ## + ...................         2,316           8
   PC Connection, Inc. ## ...............................         5,525          33
   Rex Stores Corp. ## + ................................           413           4
   Rush Enterprises, Inc. ## ............................           413           4
   Wet Seal, Inc. ## + ..................................         7,454          22
                                                                          ---------
                                                                                230
                                                                          ---------
TEXTILES & APPAREL - 1.61%
   Movado Group, Inc. + .................................         1,207          18
   New York & Co., Inc. ## + ............................         2,830           8
   Perry Ellis International, Inc. ## + .................         1,616          16
   Wolverine World Wide, Inc. + .........................         1,206          28
                                                                          ---------
                                                                                 70
                                                                          ---------
TOTAL CONSUMER DISCRETIONARY                                                    522
                                                                          ---------

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 3.20%
FOOD & DRUG RETAILING - 2.42%
   Casey's General Stores, Inc. + .......................           819   $      25
   Flowers Foods, Inc. + ................................           864          25
   Ruddick Corp. + ......................................         1,947          56
                                                                          ---------
                                                                                106
                                                                          ---------
FOOD PRODUCTS - 0.47%
   Fresh Del Monte Produce, Inc. ## .....................           717          15
   Omega Protein Corp. ## ...............................           718           5
                                                                          ---------
                                                                                 20
                                                                          ---------
TOBACCO - 0.31%
   Alliance One International, Inc. ## + ................         4,064          14
                                                                          ---------
TOTAL CONSUMER STAPLES                                                          140
                                                                          ---------
ENERGY - 2.48%
ENERGY EQUIPMENT & SERVICES - 0.70%
   Oil States International, Inc. ## ....................         1,133          26
   Union Drilling, Inc. ## + ............................           762           4
                                                                          ---------
                                                                                 30
                                                                          ---------
OIL & GAS - 1.78%
   Comstock Resources, Inc. ## ..........................           285          14
   Petroquest Energy, Inc. ## + .........................         1,158          12
   Rosetta Resources, Inc. ## + .........................           534           6
   Stone Energy Corp. ## ................................           537          16
   Swift Energy Co. ## + ................................           668          21
   Vaalco Energy, Inc. ## ...............................         1,697           9
                                                                          ---------
                                                                                 78
                                                                          ---------
TOTAL ENERGY                                                                    108
                                                                          ---------
FINANCIALS - 36.88%
BANKS - 17.93%
   Abington Bancorp, Inc. + .............................           982          10
   Arrow Financial Corp. + ..............................           463          12
   Boston Private Financial Holdings, Inc. + ............         2,191          19
   Brookline Bancorp, Inc. + ............................         3,151          37
   Bryn Mawr Bank Corp. + ...............................           937          20
   Cardinal Financial Corp. .............................         4,575          28
   Columbia Banking System, Inc. ........................         1,298          21
   Community Bank System, Inc. ..........................         2,164          54
   CVB Financial Corp. + ................................         2,901          37
   Dime Community Bancshares, Inc. + ....................         1,675          28
   ESSA Bancorp, Inc. + .................................         2,351          32
   Financial Institutions, Inc. + .......................         2,049          33
   First Bancorp/Troy NC + ..............................         1,068          19
   First Niagara Financial Group, Inc. ..................         2,207          35
   Lakeland Bancorp, Inc. ...............................         1,956          21

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   National Penn Bancshares, Inc. + .....................         3,565   $      60
   NewAlliance Bancshares, Inc. + .......................         1,637          23
   Pennsylvania Commerce Bancorp, Inc. ## + .............           397          12
   SCBT Financial Corp. + ...............................         1,199          41
   Shore Bancshares, Inc. ...............................           905          22
   Simmons First National Corp. + .......................           687          21
   Smithtown Bancorp, Inc. + ............................           809          16
   Southwest Bancorp, Inc. ..............................           481           7
   Sterling Bancshares, Inc. ............................         3,331          26
   SVB Financial Group ## + .............................           597          31
   United Financial Bancorp, Inc. .......................         2,334          33
   Univest Corp. of Pennsylvania ........................           587          18
   Washington Trust Bancorp, Inc. + .....................           664          14
   Westfield Financial, Inc. + ..........................         1,713          18
   Wilshire Bancorp, Inc. + .............................         3,237          36
                                                                          ---------
                                                                                784
                                                                          ---------
DIVERSIFIED FINANCIALS - 2.98%
   Cash America International, Inc. .....................           900          32
   GAMCO Investors, Inc. + ..............................           656          25
   Knight Capital Group, Inc. ## + ......................         1,424          20
   Ocwen Financial Corp. ## + ...........................           812           5
   Stifel Financial Corp. ## + ..........................         1,092          48
                                                                          ---------
                                                                                130
                                                                          ---------
INSURANCE - 6.08%
   American Physicians Capital, Inc. ....................           623          25
   Amerisafe, Inc. ## ...................................         2,494          43
   AmTrust Financial Services, Inc. + ...................         1,298          13
   Aspen Insurance Holdings Ltd. ........................         1,190          27
   Delphi Financial Group, Inc. .........................           380           6
   Max Capital Group Ltd. + .............................           419           7
   Navigators Group, Inc. ## + ..........................         1,351          68
   Platinum Underwriters Holdings Ltd. ..................           607          19
   SeaBright Insurance Holdings, Inc. ## ................         3,313          35
   Universal American Corp. ## + ........................         1,659          15
   Validus Holdings Ltd. ................................           438           8
                                                                          ---------
                                                                                266
                                                                          ---------
REAL ESTATE - 9.89%
   Agree Realty Corp. ...................................           391           8
   Associated Estates Realty Corp. + ....................         2,582          21
   DiamondRock Hospitality Co. ..........................         2,718          14
   EastGroup Properties, Inc. ...........................         1,144          38
   Entertainment Properties Trust + .....................           671          25
   Getty Realty Corp. ...................................           260           5
   Home Properties, Inc. + ..............................           965          39
   LTC Properties, Inc. + ...............................         1,477          36
   Meruelo Maddux Properties, Inc. ## ...................         4,125           4

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Mid-America Apartment Communities, Inc. ..............           982   $      35
   National Retail Properties, Inc. .....................         2,410          43
   Nationwide Health Properties, Inc. + .................           768          23
   PS Business Parks, Inc. + ............................           696          32
   Saul Centers, Inc. ...................................           821          30
   Senior Housing Properties Trust ......................         2,577          49
   Sunstone Hotel Investors, Inc. .......................         2,320          15
   Urstadt Biddle Properties, Inc. ......................           954          16
                                                                          ---------
                                                                                433
                                                                          ---------
TOTAL FINANCIALS                                                              1,613
                                                                          ---------
HEALTH CARE - 5.41%
BIOTECHNOLOGY - 0.43%
   Albany Molecular Research, Inc. ## + .................         1,481          19
                                                                          ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.10%
   Caliper Life Sciences, Inc. ## + .....................         1,747           2
   Cardiac Science Corp. ## .............................         2,178          20
   STERIS Corp. .........................................           748          26
                                                                          ---------
                                                                                 48
                                                                          ---------
HEALTH CARE PROVIDERS & SERVICES - 3.55%
   AMN Healthcare Services, Inc. ## .....................           695           6
   Assisted Living Concepts, Inc. ## + ..................         2,277          12
   Cantel Medical Corp. ## + ............................         2,923          28
   Centene Corp. ## .....................................         1,820          34
   Cross Country Healthcare, Inc. ## + ..................         1,351          15
   RehabCare Group, Inc. ## + ...........................           870          15
   Res-Care, Inc. ## ....................................         2,931          45
                                                                          ---------
                                                                                155
                                                                          ---------
PHARMACEUTICALS - 0.33%
   Obagi Medical Products, Inc. ## ......................         1,743          15
                                                                          ---------
TOTAL HEALTH CARE                                                               237
                                                                          ---------
INDUSTRIALS - 12.21%
AEROSPACE & DEFENSE - 0.99%
   Cubic Corp. ..........................................         1,071          24
   Ducommun, Inc. .......................................           973          19
                                                                          ---------
                                                                                 43
                                                                          ---------
BUILDING PRODUCTS - 1.02%
   Apogee Enterprises, Inc. + ...........................           943          10
   Lennox International, Inc. ...........................         1,180          35
                                                                          ---------
                                                                                 45
                                                                          ---------
COMMERCIAL SERVICES & SUPPLIES - 2.51%
   Administaff, Inc. ....................................           705          14
   Bowne & Co., Inc. + ..................................         1,903          15

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   CSG Systems International, Inc. ## + .................           638   $      11
   Global Cash Access Holdings, Inc. ## + ...............         4,861          14
   Kenexa Corp. ## + ....................................         1,239          11
   Kforce, Inc. ## ......................................           318           2
   Korn/Ferry International ## + ........................         2,178          30
   On Assignment, Inc. ## ...............................         1,956          13
                                                                          ---------
                                                                                110
                                                                          ---------
CONSTRUCTION & ENGINEERING - 1.25%
   Comfort Systems USA, Inc. ............................         2,519          24
   EMCOR Group, Inc. ## .................................         1,755          31
                                                                          ---------
                                                                                 55
                                                                          ---------
DIVERSIFIED MANUFACTURING - 1.16%
   Acuity Brands, Inc. + ................................           727          26
   Kennametal, Inc. .....................................         1,187          25
                                                                          ---------
                                                                                 51
                                                                          ---------
ELECTRICAL EQUIPMENT - 0.33%
   Woodward Governor Co. + ..............................           451          14
                                                                          ---------
INDUSTRIAL CONGLOMERATES - 0.50%
   Chemed Corp. .........................................           243          11
   Lydall, Inc. .........................................         1,676          11
                                                                          ---------
                                                                                 22
                                                                          ---------
MACHINERY - 4.19%
   Actuant Corp. + ......................................         1,754          31
   Applied Industrial Technologies, Inc. + ..............         1,325          27
   Cascade Corp. + ......................................           881          29
   CIRCOR International, Inc. ...........................           721          22
   Columbus McKinnon Corp. ## ...........................         1,484          21
   EnPro Industries, Inc. ## + ..........................         1,077          24
   Robbins & Myers, Inc. ................................           609          12
   Thermadyne Holdings Corp. ## + .......................         1,873          17
                                                                          ---------
                                                                                183
                                                                          ---------
ROAD & RAIL - 0.26%
   Saia, Inc. ## ........................................         1,055          11
                                                                          ---------
TOTAL INDUSTRIALS                                                               534
                                                                          ---------
INFORMATION TECHNOLOGY - 10.66%
COMMUNICATIONS EQUIPMENT - 2.75%
   Ceva, Inc. ## + ......................................         1,587          14
   Digi International, Inc. ## + ........................         5,636          58
   Emulex Corp. ## ......................................         2,034          19
   Extreme Networks ## ..................................         3,347           6
   Opnext, Inc. ## + ....................................         1,348           6
   Plantronics, Inc. ....................................         1,262          18
                                                                          ---------
                                                                                121
                                                                          ---------

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.53%
   Sanmina-SCI Corp. ## .................................        31,020   $      23
                                                                          ---------
INTERNET SOFTWARE & SERVICES - 1.58%
   Perficient, Inc. ## + ................................         3,366          19
   S1 Corp. ## ..........................................         4,985          31
   SonicWALL, Inc. ## + .................................         4,309          19
                                                                          ---------
                                                                                 69
                                                                          ---------
IT CONSULTING & SERVICES - 1.56%
   Ciber, Inc. ## + .....................................         6,176          33
   MPS Group, Inc. ## + .................................         4,462          35
                                                                          ---------
                                                                                 68
                                                                          ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.31%
   Skyworks Solutions, Inc. ## + ........................         4,085          29
   TriQuint Semiconductor, Inc. ## ......................         6,326          29
                                                                          ---------
                                                                                 58
                                                                          ---------
SOFTWARE - 2.93%
   American Software, Inc. ## + .........................         1,848           8
   JDA Software Group, Inc. ## ..........................         1,933          28
   Netscout Systems, Inc. ## ............................           732           7
   Quest Software, Inc. ## ..............................         2,670          35
   Sybase, Inc. ## ......................................           747          20
   TIBCO Software, Inc. ## + ............................         5,804          30
                                                                          ---------
                                                                                128
                                                                          ---------
TOTAL INFORMATION TECHNOLOGY                                                    467
                                                                          ---------
MATERIALS - 3.83%
CHEMICALS - 1.27%
   Ferro Corp. ## .......................................         1,315          20
   Innospec, Inc. + .....................................         1,892          16
   Quaker Chemical Corp. ................................           513          10
   Rockwood Holdings, Inc. ## + .........................           695           9
                                                                          ---------
                                                                                 55
                                                                          ---------
CONTAINERS & PACKAGING - 1.29%
   AptarGroup, Inc. .....................................         1,234          38
   Greif, Inc. ..........................................           473          19
                                                                          ---------
                                                                                 57
                                                                          ---------
METALS & MINING - 0.92%
   GrafTech Int'l Ltd. ## ...............................         2,610          21
   Worthington Industries, Inc. + .......................         1,582          19
                                                                          ---------
                                                                                 40
                                                                          ---------
PAPER & FOREST PRODUCTS - 0.35%
   Buckeye Technologies, Inc. ## + ......................         2,606          16
                                                                          ---------
TOTAL MATERIALS                                                                 168
                                                                          ---------

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 1.31%
DIVERSIFIED TELECOMMUNICATION - 1.10%
   Premiere Global Services, Inc. ## ....................         1,595   $      16
   Syniverse Holdings, Inc. ## + ........................         1,725          32
                                                                          ---------
                                                                                 48
                                                                          ---------
WIRELESS TELECOMMUNICATION SERVICES - 0.21%
   Centennial Communications Corp. ## + .................         2,523           9
                                                                          ---------
TOTAL TELECOMMUNICATION SERVICES                                                 57
                                                                          ---------
UTILITIES - 3.53%
ELECTRIC UTILITIES - 1.65%
   Black Hills Corp. ....................................           765          19
   El Paso Electric Co. ## ..............................         2,847          53
                                                                          ---------
                                                                                 72
                                                                          ---------
GAS UTILITIES - 1.88%
   Atmos Energy Corp. ...................................         1,077          26
   Nicor, Inc. + ........................................           658          30
   Southwest Gas Corp. ..................................           986          26
                                                                          ---------
                                                                                 82
                                                                          ---------
TOTAL UTILITIES                                                                 154
                                                                          ---------
TOTAL COMMON STOCKS                                                           4,000
                                                                          ---------
SHORT TERM INVESTMENTS - 9.36%
   American Beacon Money Market Select Fund ++ ..........        89,539          90
   iShares Russell 2000 Index Fund + ....................         1,436          77
   iShares Russell 2000 Value Index Fund + ..............         3,671         193
   State Street Institutional Treasury Plus Fund ........        49,413          49
                                                                          ---------
TOTAL SHORT TERM INVESTMENTS                                                    409
                                                                          ---------
SECURITIES LENDING
COLLATERAL - 23.78%
   American Beacon Money Market Select Fund ++ ..........       152,660         153
   Securities Liquidating AB Trust ......................       522,036         515
   State Street Navigator Securities Lending
      Prime Portfolio ...................................       372,427         372
                                                                          ---------
TOTAL SECURITIES LENDING COLLATERAL                                           1,040
                                                                          ---------
TOTAL INVESTMENTS 124.58% - (COST $6,865)                                     5,449
LIABILITIES, NET OF OTHER ASSETS - (24.58%)                                  (1,075)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $   4,374
                                                                          =========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

+    All or a portion of this security is on loan at October 31, 2008.

++   The Fund is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
AUSTRIA - 0.13%
COMMON STOCKS - 0.13%
   Raiffeisen International Bank-Holding AG + ...........         3,436   $     109
                                                                          ---------
BRAZIL - 9.54%
COMMON STOCKS - 7.00%
   Banco Bradesco S.A., ADR .............................         1,700          20
   Banco do Brasil S.A. .................................        33,297         227
   Banco Itau Holding Financeira S.A., ADR + ............        38,762         429
   Centrais Eletricas Brasileiras S.A. ..................        22,466         272
   Cia de Saneamento Basico do Estado de Sao Paulo ......         4,270          49
   Cia de Saneamento Basico do Estado de Sao Paulo,
      ADR + .............................................         1,730          40
   Cia de Saneamento de Minas Gerais-COPASA .............        21,600         135
   Cia Energetica de Minas Gerais, ADR + ................         1,964          30
   Cia Vale do Rio Doce, ADR + ..........................        50,100         657
   Cyrela Brazil Realty S.A. ............................        25,424         124
   Empresa Brasileira de Aeronautica S.A. (Embraer),
      ADR + .............................................         4,780         100
   Gafisa S.A. ..........................................        13,953          98
   Gafisa S.A., ADR + ...................................           895          13
   Grendene S.A. ........................................        39,700         207
   Medial Saude S.A. ....................................        22,100          68
   PDG Realty SA Empreendimentos e Participacoes ........        10,000          52
   Perdigao S.A. ........................................        16,005         233
   Petroleo Brasileiro S.A., ADR ........................         6,210         167
   Petroleo Brasileiro S.A., A Shares, ADR ..............        90,669       2,001
   Unibanco - Uniao de Bancos Brasileiros S.A. ..........        15,378          98
   Unibanco - Uniao de Bancos Brasileiros S.A., GDR .....         8,890         561
   Votorantim Celulose e Papel S.A., ADR + ..............        23,480         237
                                                                          ---------
TOTAL COMMON STOCKS                                                           5,818
                                                                          ---------
PREFERRED STOCKS - 2.54%
   Braskem S.A. .........................................        55,100         239
   Centrais Eletricas Brasileiras S.A. ..................         5,840          63
   Cia de Tecidos Norte de Minas ## .....................        48,662          79
   Cia Energetica de Minas Gerais .......................        19,200         293
   Cia Vale do Rio Doce, ADR + ..........................        39,486         462
   Cia Vale do Rio Doce, A Shares .......................         7,504          88
   Net Servicos de Comunicacao S.A. ## ..................        30,556         194
   Tele Norte Leste Participacoes S.A., ADR .............        39,420         535
   Telemig Celular Participacoes S.A. ...................         3,973          62
   Ultrapar Participacoes S.A. ..........................         5,500         101
                                                                          ---------
TOTAL PREFERRED STOCKS                                                        2,116
                                                                          ---------
TOTAL BRAZIL                                                                  7,934
                                                                          ---------

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
CHILE - 0.03%
COMMON STOCKS - 0.03%
   Banco Santander-Chile, ADR ...........................           790   $      28
                                                                          ---------
COLOMBIA - 0.27%
COMMON STOCKS - 0.27%
   Bancolombia S.A., ADR ................................        11,541         225
                                                                          ---------
CZECH REPUBLIC - 0.89%
COMMON STOCKS - 0.89%
   Central European Media Enterprises Ltd. ## + .........         1,276          34
   CEZ ..................................................         9,758         424
   Komercni Banka, a.s. .................................         1,064         159
   Telefonica O2 ........................................         5,682         121
                                                                          ---------
TOTAL CZECH REPUBLIC                                                            738
                                                                          ---------
EGYPT - 0.09%
COMMON STOCKS - 0.09%
   Telecom Egypt ........................................        29,430          71
                                                                          ---------
HONG KONG/CHINA - 13.29%
COMMON STOCKS - 13.29%
   Aluminum Corp of China Ltd. + ........................       189,300          71
   Anhui Conch Cement Co. Ltd. ## + .....................        76,000         245
   Anhui Expressway Co. Ltd. + ..........................       476,000         180
   Bank of China Ltd. + .................................     1,114,000         331
   Bosideng International Holdings Ltd. + ...............     1,456,000         150
   Brilliance China Automotive Holdings Ltd. ## + .......     1,634,000          68
   BYD Electronic International Co. Ltd. ................       152,000          46
   China Coal Energy Ltd. ...............................       442,000         260
   China Communications Services Corp. Ltd. + ...........       192,000         100
   China Construction Bank Corp. + ......................       866,000         421
   China Life Insurance Co. Ltd. + ......................       193,000         516
   China Mobile Ltd. ....................................       167,500       1,470
   China Mobile Ltd., ADR + .............................         6,720         295
   China Molybdenum Co. Ltd. + ..........................       214,000          66
   China Power International Development Ltd. + .........     1,903,800         347
   China Resources Power Holdings Co. Ltd. + ............        92,000         180
   China Telecom Corp. Ltd. .............................       387,100         136
   China Unicom Hong Kong Ltd. ..........................       338,744         488
   CNOOC Ltd. ...........................................        88,000          72
   CNOOC Ltd., ADR + ....................................         2,380         194
   COSCO Pacific Ltd. ...................................       370,000         267
   Datang International Power Generation Co. Ltd. .......       220,000          82
   Denway Motors Ltd. + .................................       642,700         157
   Dongfang Electric Corp. Ltd. + .......................        92,000         178
   Dongfeng Motor Group Co. Ltd. ........................       740,000         205

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Focus Media Holding Ltd., ADR ## + ...................        14,400   $     267
   Global Bio-chem Technology Group Co. Ltd. + ..........       667,800          91
   GOME Electrical Appliances Holdings Ltd. .............     1,857,000         363
   Hopson Development Holdings Ltd. + ...................       182,100          60
   Huaneng Power International, Inc. + ..................       585,900         290
   Industrial & Commercial Bank of China + ..............       784,000         365
   Maanshan Iron & Steel + ..............................       519,000          95
   Nine Dragons Paper Holdings Ltd. + ...................       375,000          66
   NWS Holdings Ltd. ....................................        59,421          62
   PetroChina Co. Ltd. ..................................     1,872,000       1,459
   Ping'an Insurance Co. Ltd. + .........................        55,500         240
   Shanghai Industrial Holdings Ltd. ....................       173,000         275
   Sinopec Shanghai Petrochemical Co. Ltd. + ............       732,000         136
   Sinotrans Ltd. .......................................       921,000         203
   Texwinca Holdings Ltd. ...............................       196,000          92
   TPV Technology Ltd. ..................................       768,000         151
   Weiqiao Textile Co. ..................................       583,600         119
   Yanzhou Coal Mining Co. Ltd. .........................       166,000         104
   Yanzhou Coal Mining Co. Ltd., ADR + ..................        15,200          94
                                                                          ---------
TOTAL HONG KONG/CHINA                                                        11,057
                                                                          ---------
HUNGARY - 0.56%
COMMON STOCKS - 0.56%
   Gedeon Richter Rt. ...................................         2,889         397
   Magyar Telekom Telecommunications plc ................        22,430          71
                                                                          ---------
TOTAL HUNGARY                                                                   468
                                                                          ---------
INDIA - 6.78%
COMMON STOCKS - 6.78%
   Andhra Bank ..........................................        78,060          69
   Bharat Heavy Electricals Ltd. ........................        11,655         316
   Bharat Petroleum Corp. Ltd. ..........................        26,943         157
   Bharti Airtel Ltd. ## ................................        18,880         258
   Deccan Chronicle Holdings Ltd. .......................        51,879          46
   Glenmark Pharmaceuticals Ltd. ........................        16,700          98
   HDFC Bank Ltd. .......................................        18,980         405
   Hindalco Industries Ltd. .............................        81,820         102
   Hindustan Petroleum Corp. Ltd. .......................        67,630         262
   Hindustan Unilever Ltd. ..............................        60,300         275
   Housing Development Finance Corp. ....................        10,240         378
   ICICI Bank Ltd., ADR + ...............................         8,930         153
   India Cements Ltd. ...................................       158,380         284
   Infosys Technologies Ltd. ............................        14,780         420
   Mahanagar Telephone Nigam Ltd. .......................       136,370         190
   Mahindra & Mahindra Ltd. .............................        27,755         215
   Maruti Suzuki India Ltd. .............................        17,173         200
   Oil & Natural Gas Corp. Ltd. .........................         9,271         129
   Reliance Communications Ltd. .........................        13,160          60
   Reliance Industries Ltd. .............................        19,440         543
   Satyam Computer Services Ltd. ........................        19,100         120

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   State Bank of India Ltd. .............................         8,800   $     203
   State Bank of India Ltd., GDR ++ .....................         7,920         364
   Steel Authority of India Ltd. ........................        34,496          62
   Sterlite Industries (India) Ltd. .....................         6,590          39
   Sterlite Industries (India) Ltd., ADR ................        14,020          87
   Tata Consultancy Services Ltd. .......................        12,730         140
   Tata Motors Ltd. # ...................................         6,086          21
   Television Eighteen India Ltd. .......................        22,300          39
                                                                          ---------
TOTAL INDIA                                                                   5,635
                                                                          ---------
INDONESIA - 1.57%
COMMON STOCKS - 1.57%
   PT Astra International Tbk ...........................       147,900         129
   PT Bank Central Asia Tbk .............................       634,500         160
   PT Bank Mandiri (Persero) Tbk ........................       414,000          61
   PT Bank Rakyat Indonesia Tbk .........................       293,000          95
   PT Bumi Resources Tbk # ..............................       551,500         110
   PT Gudang Garam Tbk ..................................       327,300         131
   PT Kalbe Farma Tbk ...................................     2,903,100          99
   PT Perusahaan Gas Negara Persero Tbk .................       261,500          34
   PT Telekomunikasi Indonesia Tbk ......................       969,800         488
                                                                          ---------
TOTAL INDONESIA                                                               1,307
                                                                          ---------
ISRAEL - 0.36%
COMMON STOCKS - 0.36%
   Bank Hapoalim B.M. ...................................        45,400         103
   Israel Discount Bank Ltd. ............................       199,355         197
                                                                          ---------
TOTAL ISRAEL                                                                    300
                                                                          ---------
LUXEMBOURG - 0.24%
COMMON STOCKS - 0.24%
   Millicom International Cellular S.A. + ...............         4,907         196
                                                                          ---------
MALAYSIA - 2.22%
COMMON STOCKS - 2.22%
   AMMB Holdings Bhd ....................................       134,850          82
   Digi.Com BHD .........................................         8,000          42
   Gamuda Bhd ...........................................       480,800         204
   Genting Bhd ..........................................        63,900          82
   Malayan Banking Bhd ..................................       364,000         553
   Resorts World Bhd ....................................       139,600          98
   Sime Darby Bhd .......................................       249,200         438
   Tenaga Nasional Bhd ..................................       206,700         349
                                                                          ---------
TOTAL MALAYSIA                                                                1,848
                                                                          ---------
MEXICO - 3.93%
COMMON STOCKS - 3.93%
   America Movil, S.A.B. de C.V., ADR ...................        38,147       1,180
   Consorcio ARA, S.A.B. de C.V. + ......................       285,700         118

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Controladora Commercial Mexicana, S.A.B. de C.V. + ...        93,000   $      26
   Corp GEO, S.A.B. de C.V. ## ..........................        38,799          53
   Embotelladoras Arca, S.A.B. de C.V....................        85,630         186
   Empresas ICA, S.A.B. de C.V. ## + ....................        43,057          60
   Fomento Economico Mexicano, S.A. de C.V., ADR ........        10,000         253
   Gruma, S.A.B. de C.V. ## + # .........................       110,790          72
   Grupo Continential, S.A.B. de C.V.....................       178,750         278
   Grupo Financiero Banorte, S.A.B. de C.V...............       115,789         222
   Grupo Modelo, S.A.B. de C.V. + .......................        46,600         141
   Grupo Televisa, S.A., ADR + ..........................        16,700         295
   Urbi Desarrollos Urbanos, S.A.B. de C.V. ## + ........        38,084          53
   Wal-Mart de Mexico, S.A.B. de C.V. + .................       122,913         328
                                                                          ---------
TOTAL MEXICO                                                                  3,265
                                                                          ---------
PHILIPPINES - 0.41%
COMMON STOCKS - 0.41%
   ABS-CBN Broadcasting Corp. ...........................       104,400          32
   Bank of the Philippine Islands .......................       169,927         140
   Manila Electric Co. ..................................        63,120          76
   Metropolitan Bank & Trust ............................        50,700          27
   Union Bank of the Philippines ........................       136,400          67
                                                                          ---------
TOTAL PHILIPPINES                                                               342
                                                                          ---------
POLAND - 1.94%
COMMON STOCKS - 1.94%
   Bank Pekao S.A .......................................        11,825         538
   Bank Zachodni WBK S.A.................................         3,236         142
   Budimex S.A. ## ......................................         1,810          41
   KGHM Polska Miedz S.A.................................         2,688          30
   PBG S.A. ## ..........................................         1,496         105
   Polimex Mostostal S.A.................................        33,411          37
   Polski Koncern Naftowy Orlen S.A......................        18,320         186
   Powszechna Kasa Oszczednosci Bank Polski SA ..........        33,027         373
   Telekomunikacja Polska S.A............................        21,742         164
                                                                          ---------
TOTAL POLAND                                                                  1,616
                                                                          ---------
QATAR - 0.04%
COMMON STOCKS - 0.04%
   Commercial Bank of Qatar, GDR ## .....................        11,580          35
                                                                          ---------
RUSSIA - 5.39%
COMMON STOCKS - 5.39%
   Gazprom OAO, ADR .....................................        30,350         612
   Gazprom OAO, ADR + ...................................        63,698       1,266
   LUKOIL Oil Co., ADR + ................................        34,192       1,306
   Mobile TeleSystems OJSC, ADR .........................         3,760         147
   OAO Severstal, GDR + ++ ..............................        10,460          36

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   OJSC MMC Norilsk Nickel, ADR + .......................        34,060   $     341
   OJSC Rosneft Oil Co. ## ..............................        67,056         308
   OJSC Surgutneftegaz, ADR + ...........................        13,050          84
   TMK OAO, GDR .........................................        10,717         115
   Vimpel-Communications, ADR ...........................        13,354         194
   VTB Bank OJSC, GDR ++ ................................        24,380          77
                                                                          ---------
TOTAL RUSSIA                                                                  4,486
                                                                          ---------
SOUTH AFRICA - 5.92%
COMMON STOCKS - 5.92%
   AngloGold Ashanti Ltd. ...............................         5,140          96
   AngloGold Ashanti Ltd., ADR + ........................        29,004         529
   FirstRand Ltd. .......................................       254,230         368
   Gold Fields Ltd., ADR + ..............................        24,710         164
   Harmony Gold Mining Co. Ltd. ## ......................         9,800          73
   Harmony Gold Mining Co. Ltd., ADR ## + ...............         3,100          23
   JD Group Ltd. ........................................        38,570         111
   Massmart Holdings Ltd. ...............................        26,614         238
   Mr Price Group Ltd. ..................................        60,200         149
   MTN Group Ltd. .......................................        51,685         583
   Murray & Roberts Holdings Ltd. .......................        11,437          78
   Nampak Ltd. ..........................................       177,760         243
   Naspers Ltd. .........................................        18,900         317
   Nedbank Group Ltd. ...................................        36,164         350
   Raubex Group Ltd. ....................................        34,350          90
   SABMiller plc ........................................         9,972         160
   Sanlam Ltd. ..........................................        72,300         119
   Sappi Ltd. ...........................................        33,310         204
   Sasol Ltd. ...........................................        13,735         411
   Standard Bank Group Ltd. .............................         4,876          39
   Steinhoff International Holdings Ltd. ................        87,509         129
   Telkom South Africa Ltd. .............................        22,780         247
   Tiger Brands Ltd. ....................................        14,100         206
                                                                          ---------
TOTAL SOUTH AFRICA                                                            4,927
                                                                          ---------
SOUTH KOREA - 10.41%
COMMON STOCKS - 10.21%
   Amorepacific Corp. ...................................           248         109
   Cheil Industries, Inc. ...............................         4,808         155
   Cheil Worldwide, Inc. ................................           871         112
   Hana Financial Group, Inc. ...........................         7,120         112
   Hanwha Chemical Corp. ................................        24,811         107
   Hyundai Development Co. ..............................         5,020         135
   Hyundai Motor Co. ....................................        13,468         619
   Kangwon Land, Inc. ...................................        13,580         134
   KB Financial Group, Inc. ## ..........................        22,627         561
   Korea Electric Power Corp. ...........................        21,495         430
   KT Corp. .............................................         3,640          92
   KT Corp., ADR ........................................        19,290         242
   Kumho Tire Co., Inc. .................................        29,460         105

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   LG Chemical Ltd. .....................................         4,032   $     243
   LG Electronics, Inc. .................................         3,102         229
   LG Telecom Ltd. ......................................         2,000          14
   Lotte Shopping Co. Ltd. ..............................         1,825         252
   NHN Corp. ## .........................................         2,297         243
   POSCO ................................................         1,759         478
   Samsung Electronics Co. Ltd. .........................         5,482       2,291
   Samsung Fire & Marine Insurance Co. Ltd. .............         1,438         191
   Shinhan Financial Group Co. Ltd. .....................        17,670         444
   SK Telecom Co. Ltd. ..................................           906         143
   SK Telecom Co. Ltd., ADR .............................        40,230         692
   SSCP Co. Ltd. ## .....................................         6,524          30
   STX Pan Ocean Co. Ltd. + .............................       104,000          56
   Woongjin Coway Co. Ltd. ..............................        13,056         270
                                                                          ---------
TOTAL COMMON STOCKS                                                           8,489
                                                                          ---------
PREFERRED STOCKS - 0.20%
   Samsung Electronics Co. Ltd. .........................           631         165
                                                                          ---------
TOTAL SOUTH KOREA                                                             8,654
                                                                          ---------
TAIWAN - 7.17%
COMMON STOCKS - 7.17%
   Acer, Inc. ...........................................       145,680         193
   Asustek Computer, Inc. ...............................       178,672         262
   Cathay Financial Holding Co. Ltd. ....................       151,400         164
   China Motor Corp. ....................................       261,245          89
   China Steel Corp. ....................................       116,880          86
   Chinatrust Financial Holding Co. Ltd. ................     1,135,795         329
   Chunghwa Telecom Co. Ltd. ............................        75,590         125
   Compal Electronics, Inc. .............................       729,379         525
   First Financial Holding Co. Ltd. .....................       402,873         192
   HON HAI Precision Industry Co. Ltd. ..................       233,750         566
   HTC Corp. ............................................        22,400         267
   Mega Financial Holding Co. Ltd. ......................       589,000         166
   Nan Ya Printed Circuit Board Corp. ...................        64,480         155
   Nien Hsing Textile Co. Ltd. ..........................       155,000          41
   Powerchip Semiconductor Corp. ## .....................       608,444          72
   Quanta Computer, Inc. ................................       387,875         411
   SinoPac Financial Holdings Co. Ltd. ..................     1,557,987         334
   Taiwan Cement Corp. ..................................        66,010          34
   Taiwan Fertilizer Co. Ltd. ...........................        40,000          50
   Taiwan Semiconductor Manufacturing Co. Ltd. ..........       690,503       1,022
   United Microelectronics Corp. ........................     1,808,226         511
   Yaego Corp. ..........................................       873,000         136
   Yang Ming Marine Transport Corp. .....................        47,700          13
   Yuanta Financial Holding Co. Ltd. ....................       561,000         223
                                                                          ---------
TOTAL TAIWAN                                                                  5,966
                                                                          ---------

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
THAILAND - 2.14%
COMMON STOCKS - 2.14%
   Advanced Info Service PCL ............................        35,000   $      70
   Bangkok Bank PCL .....................................        94,200         192
   Charoen Pokphand Foods PCL ...........................     2,873,800         249
   Kasikornbank PCL .....................................       296,500         432
   Krung Thai Bank PCL ..................................     1,840,000         206
   PTT Exploration & Production PCL .....................        26,700          65
   PTT PCL ..............................................        28,700         130
   Siam Cement PCL ......................................        72,700         221
   Siam Commercial Bank PCL .............................        53,900          81
   Thai Union Frozen Products PCL .......................       288,300         136
                                                                          ---------
TOTAL THAILAND                                                                1,782
                                                                          ---------
TURKEY - 2.28%
COMMON STOCKS - 2.28%
   Akbank TAS ...........................................        83,486         288
   Anadolu Efes Biracilik Ve Malt Sanayii A.S. ..........        18,336         156
   Haci Omer Sabanci Holding A.S. .......................        41,935         102
   Tekfen Holding A.S. ..................................        44,475         122
   Turkcell Iletisim Hizmetleri A.S. ....................        60,249         296
   Turkcell Iletisim Hizmetleri A.S., ADR + .............         5,550          68
   Turkiye Garanti Bankasi A.S. ## ......................       250,530         418
   Turkiye Halk Bankasi A.S .............................        27,000          75
   Turkiye Is Bankasi (Isbank) ..........................        67,159         189
   Turkiye Sise ve Cam Fabrikalari A.S. ## ..............       218,617         179
                                                                          ---------
TOTAL TURKEY                                                                  1,893
                                                                          ---------
UNITED KINGDOM - 0.09%
COMMON STOCKS - 0.09%
   JKX Oil & Gas plc ....................................        31,160          77
                                                                          ---------
SHORT TERM INVESTMENTS - 22.71%
   American Beacon Money Market Select Fund * ...........     5,303,912       5,304
   State Street Institutional Treasury Plus Fund ........    12,849,480      12,850

                                                                PAR
                                                               AMOUNT
                                                            -----------
   U.S. Treasury,
      0.33%, Due 12/11/2008 [ ]...........................  $       735         734
                                                                          ---------
TOTAL SHORT TERM INVESTMENTS                                                 18,888
                                                                          ---------

                                                               SHARES
                                                            -----------
SECURITIES LENDING
COLLATERAL - 13.24%
   American Beacon Money Market Select Fund * ...........     1,615,761       1,615
   Securities Liquidating AB Trust ......................     5,525,264       5,451

                             See accompanying notes

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   State Street Navigator Securities Lending
      Prime Portfolio ...................................   $ 3,941,788   $   3,942
                                                                          ---------
   TOTAL SECURITIES LENDING COLLATERAL                                       11,008
                                                                          ---------
TOTAL INVESTMENTS 111.64% - (COST $133,564)                                  92,855
LIABILITIES, NET OF OTHER ASSETS - (11.64%)                                  (9,678)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $  83,177
                                                                          =========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $477 or 0.57% of net assets. The Fund has no right to demand registration of these securities.

# Valued at fair value pursuant to procedures approved by the Board of Trustees.

*    The Fund is affiliated by having the same investment advisor.

[ ] At October 31, 2008, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                               UNREALIZED
                           NUMBER OF   EXPIRATION   MARKET    APPRECIATION/
                           CONTRACTS      DATE       VALUE   (DEPRECIATION)
                           ---------   ----------   ------   --------------
Emini S&P 500 Index ....      119       Dec 2008    $5,755       $(1,315)
                                                    ======       =======

SECTOR DIVERSIFICATION

                                       Percent of
                                       Net Assets
                                       ----------
Communications .....................       1.05%
Consumer Discretionary .............       6.37%
Consumer Staples ...................       3.40%
Energy .............................      11.12%
Financials .........................      16.98%
Health Care ........................       0.83%
Industrials ........................       4.14%
Information Technology .............       9.00%
Materials ..........................       8.28%
Telecommunication Services .........      10.86%
Utilities ..........................       3.67%
Short Term Investments .............      35.94%
Liabilities, Net of Other Assets ...     (11.64)%
                                         ------
                                         100.00%
                                         ======

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
PREFERRED STOCKS - 0.01%
PREFERRED STOCK - 0.01%
   Federal Home Loan Mortgage Corp. .....................        10,000   $      15
                                                                          ---------

                                                                PAR
                                                               AMOUNT
                                                            -----------
CORPORATE OBLIGATIONS - 90.32%
AUTO COMPONENTS - 1.12%
   Allison Transmission, 11.00%, Due 11/1/2015 ++ .......   $       800         500
   Cooper-Standard Automotive, Inc., 8.375%, Due
      12/15/2014 ........................................           920         386
   TRW Automotive, Inc., 7.25%, Due 3/15/2017 ++ ........           800         460
                                                                          ---------
                                                                              1,346
                                                                          ---------
AUTO LOAN - 3.34%
   Ford Motor Credit Co. LLC,
      9.75%, Due 9/15/2010 ..............................         1,200         816
      9.875%, Due 8/10/2011 .............................         2,480       1,563
   General Motors Acceptance Corp.,
      6.875%, Due 9/15/2011 .............................         2,400       1,405
      8.00%, Due 11/1/2031 ..............................           500         227
                                                                          ---------
                                                                              4,011
                                                                          ---------
AUTOMOBILES - 0.68%
   Ford Motor Co.,
      8.875%, Due 1/15/2022 .............................           200          62
      7.45%, Due 7/16/2031 ..............................         1,000         315
   General Motors Corp.,
      7.40%, Due 9/1/2025 ...............................           500         130
      8.375%, Due 7/15/2033 .............................           970         315
                                                                          ---------
                                                                                822
                                                                          ---------
CASINO/GAMING - 3.05%
   Fontainebleau Las Vegas Holdings LLC, 10.25%, Due
      6/15/2015 ++ ......................................         1,700         230
   Harrah's Operating Co., Inc., 10.75%, Due 2/1/2016 ...           975         317
   Las Vegas Sands Corp., 6.375%, Due 2/15/2015 .........           750         358
   Mandalay Resort Group, 9.375%, Due 2/15/2010 .........           820         541
   MGM Mirage, 6.625%, Due 7/15/2015 ....................         1,400         819
   Pinnacle Entertainment, Inc.,
      8.25%, Due 3/15/2012 ..............................           700         485
      8.75%, Due 10/1/2013 ..............................           100          76
   Pokagon Gaming Authority, 10.375%, Due 6/15/2014 ++ ..           295         268
   Station Casinos, Inc.,
      6.00%, Due 4/1/2012 ...............................         1,100         404
      6.875%, Due 3/1/2016 ..............................           700          63
      7.75%, Due 8/15/2016 ..............................           300         100
                                                                          ---------
                                                                              3,661
                                                                          ---------
COMMERCIAL SERVICES - 0.59%
   Iron Mountain, Inc., 8.75%, Due 7/15/2018 ............           200         171
   RSC Equipment Rental, Inc., 9.50%, Due 12/1/2014 .....           900         540
                                                                          ---------
                                                                                711
                                                                          ---------

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
COMMUNICATIONS - 16.12%
   American Tower Corp.,
      7.50%, Due 5/1/2012 ...............................   $       175   $     164
      7.00%, Due 10/15/2017 ++ ..........................           800         696
   CanWest Media, Inc., 8.00%, Due 9/15/2012 ............           900         576
   CCH I Holdings LLC, 13.50%, Due 1/15/2014 ............         1,100         341
   Centennial Communications Corp., 9.633%, Due
      1/1/2013 # ........................................           770         585
   Charter Communications Holdings LLC,
      10.25%, Due 9/15/2010 .............................         1,000         695
      13.50%, Due 1/15/2011 .............................         1,100         517
      11.00%, Due 10/1/2015 .............................           800         360
   Cricket Communications, Inc., 9.375%, Due 11/1/2014 ..           925         752
   CSC Holdings, Inc.,
      8.125%, Due 7/15/2009 .............................           125         120
      7.625%, Due 7/15/2018 .............................           400         287
   Dex Media, Inc., Zero Coupon, Due 11/15/2013 # .......         1,000         225
   Digicel Group Ltd., 8.875%, Due 1/15/2015 ++ .........         1,200         672
   DirecTV Holdings LLC/DirecTV Financing Co., 7.625%,
      Due 5/15/2016 ++ ..................................         1,100         924
   Echostar DBS Corp., 7.125%, Due 2/1/2016 .............         1,200         963
   HSN, Inc., 11.25%, Due 8/1/2016 ......................           650         539
   Idearc, Inc., 8.00%, Due 11/15/2016 ..................         2,300         319
   Intelsat Corp., 9.25%, Due 8/15/2014 .................           535         460
   Intelsat Jackson Holdings Ltd., 11.25%, Due
      6/15/2016 ++ ......................................           200         171
   Intelsat Subsidiary Holding Co. Ltd., 8.50%, Due
      4/15/2013 .........................................           600         522
   iPCS, Inc., 4.926%, Due 5/1/2013 # ...................           315         243
   L-3 Communications Corp., 6.125%, Due 7/15/2013 ......           200         173
   Lamar Media Corp., 7.25%, Due 1/1/2013 ...............           800         628
   Liberty Media LLC, 5.70%, Due 5/15/2013 ..............           900         626
   Mediacom LLC, 9.50%, Due 1/15/2013 ...................           865         681
   MetroPCS Wireless, Inc., 9.25%, Due 11/1/2014 ........           800         666
   Nortel Networks Ltd., 10.75%, Due 7/15/2016 ..........           800         422
   Quebecor Media, Inc., 7.75%, Due 3/15/2016 ...........         1,550       1,073
   Qwest Communications International, Inc., 7.50%, Due
      2/15/2014 .........................................           800         544
   Qwest Corp.,
      6.069%, Due 6/15/2013 # ...........................           750         544
      6.875%, Due 9/15/2033 .............................           590         366
   Radio One, Inc., 6.375%, Due 2/15/2013 ...............           700         315
   Sprint Capital Corp.,
      7.625%, Due 1/30/2011 .............................           250         207
      8.75%, Due 3/15/2032 ..............................         1,125         737
   Telesat Canada, 12.50%, Due 11/1/2017 ................           800         496
   Tim Hellas Telecommunications, 10.503%, Due
      1/15/2015 ++ # ....................................           500         145
   Time Warner Telecom Holdings, Inc., 9.25%,
      Due 2/15/2014 .....................................           500         405
   Univision Communications, Inc., 9.75%, Due
      3/15/2015 ++ ......................................         1,900         389
   VIP Finance Ireland Ltd., 9.125%, Due 4/30/2018 ++ ...           185          96

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Virgin Media Finance PLC, 9.125%, Due 8/15/2016 ......   $     1,100   $     726
                                                                          ---------
                                                                             19,370
                                                                          ---------
CONSTRUCTION & ENGINEERING - 0.44%
   KB Home,
      6.25%, Due 6/15/2015 ..............................           700         466
      7.25%, Due 6/15/2018 ..............................           100          66
                                                                          ---------
                                                                                532
                                                                          ---------
CONSUMER DISCRETIONARY - 2.78%
   Carrols Corp., 9.00%, Due 1/15/2013 ..................         1,050         677
   Easton-Bell Sports, Inc., 8.375%, Due 10/1/2012 ......           250         181
   Education Management LLC, 10.25%, Due 6/1/2016 .......         1,235         852
   Lear Corp., 8.75%, Due 12/1/2016 .....................         1,050         389
   Michaels Stores, Inc., 10.00%, Due 11/1/2014 .........         1,445         650
   Neiman Marcus Group, Inc., 9.00%, Due 10/15/2015 .....           310         213
   Ticketmaster Entertainment, Inc., 10.75%, Due
      8/1/2016 ..........................................           445         374
                                                                          ---------
                                                                              3,336
                                                                          ---------
CONSUMER STAPLES - 3.41%
   Biomet, Inc.,
      10.00%, Due 10/15/2017 ............................            50          46
      11.625%, Due 10/15/2017 ...........................           500         435
   CRC Health Corp., 10.75%, Due 2/1/2016 ...............         1,285         655
   Dean Foods Co., 7.00%, Due 6/1/2016 ..................           600         456
   Jarden Corp., 7.50%, Due 5/1/2017 ....................           800         596
   Prestige Brands, Inc., 9.25%, Due 4/15/2012 ..........           280         261
   Reable Therapeutics, 11.75%, Due 11/15/2014 ..........           525         373
   Reynolds American, Inc., 7.625%, Due 6/1/2016 ........           900         738
   Smithfield Foods, Inc., 7.75%, Due 5/15/2013 .........           800         536
                                                                          ---------
                                                                              4,096
                                                                          ---------
ENERGY - 12.84%
   Chesapeake Energy Corp., 6.625%, Due 1/15/2016 .......         1,200         938
   Cie Generale de Geophysique-Veritas, 7.50%, Due
      5/15/2015 .........................................           800         536
   Compton Petroleum Finance Corp., 7.625%, Due
      12/1/2013 .........................................           750         435
   Copano Energy LLC,
      8.125%, Due 3/1/2016 ..............................           800         588
      7.75%, Due 6/1/2018 ...............................           100          69
   Dynegy Holdings, Inc., 8.375%, Due 5/1/2016 ..........           800         592
   Energy Partners Ltd., 9.75%, Due 4/15/2014 ...........           515         277
   Helix Energy Solutions Group, Inc., 9.50%, Due
      1/15/2016 .........................................           500         320
   Intergen NV, 9.00%, Due 6/30/2017 ++ .................           800         640
   International Coal Group, Inc., 10.25%, Due
      7/15/2014 .........................................           430         361
   Linn Energy LLC, 9.875%, Due 7/1/2018 ................           460         311
   Mariner Energy, Inc., 7.50%, Due 4/15/2013 ...........           700         483
   MarkWest Energy Partners LP,
      6.875%, Due 11/1/2014 .............................           700         506
      8.75%, Due 4/15/2018 ..............................           500         360

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Mirant Americas Generation LLC, 8.30%, Due 5/1/2011 ..   $       700   $     642
   Mirant North America LLC, 7.375%, Due 12/31/2013 .....           900         786
   NRG Energy, Inc.,
      7.25%, Due 2/1/2014 ...............................           700         612
      7.375%, Due 2/1/2016 ..............................         1,200       1,035
   OPTI Canada, Inc., 8.25%, Due 12/15/2014 .............           750         446
   Peabody Energy Corp., 7.375%, Due 11/1/2016 ..........           300         253
   PetroHawk Energy Corp., 9.125%, Due 7/15/2013 ........         1,200         924
   Plains Exploration & Production Co., 7.625%, Due
      6/1/2018 ..........................................         1,000         655
   Quicksilver Resources, Inc., 8.25%, Due 8/1/2015 .....           900         625
   Regency Energy Partners LP, 8.375%, Due 12/15/2013 ...           577         439
   SandRidge Energy, Inc., 8.00%, Due 6/1/2018 ++ .......           500         332
   Seitel, Inc., 9.75%, Due 2/15/2014 ...................           750         473
   Tesoro Corp., 6.50%, Due 6/1/2017 ....................         1,200         804
   Williams Cos., Inc.,
      7.625%, Due 7/15/2019 .............................           500         413
      7.875%, Due 9/1/2021 ..............................           400         330
      8.75%, Due 3/15/2032 ..............................           300         245
                                                                          ---------
                                                                             15,430
                                                                          ---------
FINANCE - 9.66%
   American Real Estate Partners, L.P., 8.125%, Due
      6/1/2012 ..........................................           975         663
   BF Saul Reit, 7.50%, Due 3/1/2014 ....................           815         497
   E*Trade Financial Corp., 12.50%, Due 11/30/2017 ......         1,250       1,125
   FMC Finance III S.A., 6.875%, Due 7/15/2017 ..........           300         238
   Forest City Enterprises, Inc., 7.625%, Due 6/1/2015 ..           600         420
   Galaxy Entertainment Finance Co. Ltd., 9.875%, Due
      12/15/2012 ++ .....................................         1,000         380
   General Motors Acceptance Corp., 7.25%, Due
      3/2/2011 ..........................................           625         385
   Hexion US Finance Corp., 9.75%, Due 11/15/2014 .......           460         292
   HUB International Holdings, Inc., 10.25%, Due
      6/15/2015 ++ ......................................         1,100         693
   Hughes Network Systems LLC, 9.50%, Due 4/15/2014 .....           900         765
   JP Morgan Chase & Co., 7.90%, Due 12/31/2049 .........           900         729
   KAR Holdings, Inc., 10.00%, Due 5/1/2015 .............           925         523
   LaBranche & Co., Inc., 11.00%, Due 5/15/2012 .........           850         756
   Lehman Brothers Holdings, Inc., 6.20%, Due
      9/26/2014 .........................................           900         117
   Liberty Mutual Group, Inc., 10.75%, Due
      6/15/2058 ++ ......................................           500         263
   Merrill Lynch & Co., Inc., 6.875%, Due 4/25/2018 .....           500         444
   National City Bank, 4.529%, Due 1/21/2010 # ..........           250         230
   Nuveen Investments, Inc., 5.00%, Due 9/15/2010 .......           625         213
   Petroplus Finance Ltd., 6.75%, Due 5/1/2014 ++ .......         1,000         670
   Pinnacle Foods Finance LLC, 10.625%, Due 4/1/2017 ....         1,125         698
   Realogy Corp., 10.50%, Due 4/15/2014 .................           900         288
   USI Holdings Corp., 9.75%, Due 5/15/2015 ++ ..........           615         387
   Wachovia Capital Trust III, 5.80%, Due 3/15/2042 .....           500         267
   Washington Mutual, Inc., 7.25%, Due 11/1/2017 ........           485         113

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Wells Fargo Capital XIII, 7.70%, Due 12/29/2049 ......   $       200   $     164
   Wells Fargo Capital XV, 9.75%, Due 12/29/2049 ........           300         291
                                                                          ---------
                                                                             11,611
                                                                          ---------
HEALTH CARE - 6.98%
   Community Health Systems, Inc., 8.875%, Due
      7/15/2015 .........................................           175         147
   DaVita, Inc., 7.25%, Due 3/15/2015 ...................         1,150         983
   Fresenius Medical Care Capital Trust IV, 7.875%, Due
      6/15/2011 .........................................           700         644
   HCA, Inc.,
      9.125%, Due 11/15/2014 ............................         2,050       1,763
      6.50%, Due 2/15/2016 ..............................           700         411
   HealthSouth Corp., 9.133%, Due 6/15/2014 # ...........           735         625
   Tenet Healthcare Corp., 9.875%, Due 7/1/2014 .........           800         654
   United Surgical Partners International, Inc., 9.25%,
      Due 5/1/2017 ......................................           900         578
   Universal Hospital Services, Inc., 6.303%, Due
      6/1/2015 # ........................................           500         340
   US Oncology, Inc.,
      8.334%, Due 3/15/2012 # ...........................           966         676
      10.75%, Due 8/15/2014 .............................           700         546
   Vanguard Health Holding Co. I LLC, Zero Coupon, Due
      10/1/2015 # .......................................           550         432
   Vanguard Health Holding Co. II LLC, 9.00%, Due
      10/1/2014 .........................................           700         581
                                                                          ---------
                                                                              8,380
                                                                          ---------
HOTELS, RESTAURANTS & LEISURE - 2.38%
   Denny's Holdings, Inc., 10.00%, Due 10/1/2012 ........           475         361
   Gaylord Entertainment Co., 8.00%, Due 11/15/2013 .....           750         512
   Host Hotels & Resorts LP, 6.875%, Due 11/1/2014 ......           400         298
   Host Marriott LP, 7.125%, Due 11/1/2013 ..............           600         471
   O'Charley's, Inc., 9.00%, Due 11/1/2013 ..............           600         355
   OSI Restaurant Partners, Inc., 10.00%, Due
      6/15/2015 .........................................           400          94
   Royal Caribbean Cruises Ltd., 7.25%, Due 3/15/2018 ...         1,200         768
                                                                          ---------
                                                                              2,859
                                                                          ---------
INDUSTRIALS - 10.83%
   Allied Waste North America, Inc., 6.875%, Due
      6/1/2017 ..........................................           300         261
   Bowater, Inc., 9.00%, Due 8/1/2009 ...................           625         344
   Casella Waste Systems, Inc., 9.75%, Due 2/1/2013 .....           920         810
   Celestica, Inc., 7.625%, Due 7/1/2013 ................           200         162
   CEVA Group plc, 10.00%, Due 9/1/2014 ++ ..............           800         576
   Crown Americas LLC, 7.75%, Due 11/15/2015 ............           800         698
   DRS Technologies, Inc.,
      6.875%, Due 11/1/2013 .............................           200         198
      7.625%, Due 2/1/2018 ..............................           100          99
   Freescale Semiconductor, Inc., 8.875%, Due
      12/15/2014 ........................................         2,250       1,001
   Hovnanian Enterprises, Inc., 11.50%, Due 5/1/2013 ....           500         405
   Interface, Inc., 10.375%, Due 2/1/2010 ...............           819         799
   Intertape Polymer US, Inc., 8.50%, Due 8/1/2014 ......         1,100         880
   NewPage Corp., 10.00%, Due 5/1/2012 ..................           800         544
   Nortek, Inc., 10.00%, Due 12/1/2013 ..................           500         367

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Novelis, Inc., 7.25%, Due 2/15/2015 ..................   $       800   $     536
   Owens-Brockway Glass Containers, Inc., 6.75%, Due
      12/1/2014 .........................................           800         692
   RBS Global, Inc., 9.50%, Due 8/1/2014 ................         1,205         831
   Sanmina-SCI Corp.,
      5.569%, Due 6/15/2014 ++ # ........................           100          77
      8.125%, Due 3/1/2016 ..............................           700         441
   Service Corp International, 1.00%, Due 6/15/2017 .....           245         187
   Smurfit Kappa Funding plc, 7.75%, Due 4/1/2015 .......           200         142
   Smurfit-Stone Container Enterprises, Inc., 8.375%,
      Due 7/1/2012 ......................................           750         382
   Solo Cup Co., 8.50%, Due 2/15/2014 ...................           575         385
   Stallion Oilfield Services, 9.75%, Due 2/1/2015 ++ ...           500         235
   Terex Corp., 8.00%, Due 11/15/2017 ...................           700         518
   TFM S.A.B. de C.V., 9.375%, Due 5/1/2012 .............           500         423
   TransDigm, Inc., 7.75%, Due 7/15/2014 ................           400         320
   WCA Waste Corp., 9.25%, Due 6/15/2014 ................           850         697
                                                                          ---------
                                                                             13,010
                                                                          ---------
MATERIALS - 5.89%
   Freeport-McMoRan Copper & Gold, Inc., 8.375%, Due
      4/1/2017 ..........................................         1,495       1,174
   Huntsman International LLC, 7.875%, Due 11/15/2014 ...           700         623
   Ineos Group Holdings plc, 8.50%, Due 2/15/2016 ++ ....         1,000         370
   MacDermid, Inc., 9.50%, Due 4/15/2017 ++ .............         1,885         999
   Momentive Performance Materials, Inc., 9.75%, Due
      12/1/2014 .........................................           620         347
   Nalco Co., 8.875%, Due 11/15/2013 ....................           800         688
   Newark Group, Inc., 9.75%, Due 3/15/2014 .............         2,200         638
   Norske Skogindustrier ASA,
      8.625%, Due 6/15/2011 .............................         1,100         649
      6.125%, Due 10/15/2015 ++ .........................           750         322
   Sappi Papier Holding AG, 7.50%, Due 6/15/2032 ++ .....           825         480
   Steel Dynamics, Inc., 7.75%, Due 4/15/2016 ...........           750         497
   Tube City IMS Corp., 9.75%, Due 2/1/2015 .............           500         290
                                                                          ---------
                                                                              7,077
                                                                          ---------
MEDIA - 0.64%
   R.H. Donnelley Corp.,
      6.875%, Due 1/15/2013 .............................           200          46
      8.875%, Due 1/15/2016 .............................         1,400         294
   WMG Holdings Corp., Zero Coupon, Due 12/15/2014 # ....         1,000         430
                                                                          ---------
                                                                                770
                                                                          ---------
RETAIL - 1.14%
   Dollar General Corp., 10.625%, Due 7/15/2015 .........           800         736
   Jostens IH Corp., 7.625%, Due 10/1/2012 ..............           800         632
                                                                          ---------
                                                                              1,368
                                                                          ---------
SERVICES - 0.74%
   ARAMARK Corp., 8.50%, Due 2/1/2015 ...................           800         684
   Iron Mountain, Inc., 8.00%, Due 6/15/2020 ............           265         209
                                                                          ---------
                                                                                893
                                                                          ---------

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
TECHNOLOGY - 2.08%
   Celestica, Inc., 7.875%, Due 7/1/2011 ................   $       500   $     450
   First Data Corp., 9.875%, Due 9/24/2015 ++ ...........           750         480
   Jabil Circuit, Inc., 8.25%, Due 3/15/2018 ............           650         494
   SunGard Data Systems, Inc.,
      9.125%, Due 8/15/2013 .............................           200         166
      10.25%, Due 8/15/2015 .............................         1,300         910
                                                                          ---------
                                                                              2,500
                                                                          ---------
TELECOMMUNICATION SERVICES - 1.57%
   Inmarsat Finance plc, Zero Coupon, Due 11/15/2012 # ..         1,200         954
   Millicom International Cellular S.A., 10.00%, Due
      12/1/2013 .........................................           400         312
   Wind Acquisition Finance S.A., 10.75%, Due
      12/1/2015 ++ ......................................           800         616
                                                                          ---------
                                                                              1,882
                                                                          ---------
UTILITIES - 4.04%
   AES Corp., 8.00%, Due 10/15/2017 .....................         1,600       1,232
   Edison Mission Energy, 7.00%, Due 5/15/2017 ..........         1,100         870
   Elwood Energy LLC, 8.159%, Due 7/5/2026 ..............           529         462
   Energy Future Holdings Corp., 10.875%, Due
      11/1/2017 .........................................           160         123
   Orion Power Holdings, Inc., 12.00%, Due 5/1/2010 .....           235         227
   PNM Resources, Inc., 9.25%, Due 5/15/2015 ............           300         246
   Texas Competitive Electric Holdings Co. LLC, 10.25%,
      Due 11/1/2015 .....................................         2,215       1,689
                                                                          ---------
                                                                              4,849
                                                                          ---------
TOTAL CORPORATE OBLIGATIONS                                                 108,514
                                                                          ---------
CONVERTIBLE OBLIGATIONS - 0.25%
INDUSTRIALS - 0.25%
   Horizon Lines, Inc., 4.25%, Due 8/15/2012 ............           550         293
                                                                          ---------

                                                               SHARES
                                                            -----------
SHORT TERM INVESTMENTS - 8.48%
   American Beacon Money Market Select Fund * ...........     5,761,805       5,762
   State Street Institutional Treasury Plus Fund ........     4,428,790       4,429
                                                                          ---------
   TOTAL SHORT TERM INVESTMENTS                                              10,191
                                                                          ---------
TOTAL INVESTMENTS - 99.06% (COST $170,137)                                $ 119,013
OTHER ASSETS, NET OF LIABILITIES - 0.94%                                      1,134
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $ 120,147
                                                                          =========

                             See accompanying notes

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

     Percentages are stated as a percent of net assets.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,071 or 10.05% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date

*    The Fund is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
COMMON STOCKS - 2.60%
CONSUMER DISCRETIONARY - 0.22%
SPECIALTY RETAIL - 0.22%
   Nike, Inc. + .........................................         3,890   $     224
                                                                          ---------
CONSUMER STAPLES - 0.31%
BEVERAGES - 0.31%
   Coca-Cola Co. + ......................................         7,060         311
                                                                          ---------
ENERGY - 0.20%
ENERGY EQUIPMENT & SERVICES - 0.20%
   Noble Corp. + ........................................         6,350         205
                                                                          ---------
FINANCIALS - 0.58%
DIVERSIFIED FINANCIALS - 0.34%
   BlackRock, Inc. + ....................................           625          82
   T Rowe Price Group, Inc. + ...........................         6,500         257
                                                                          ---------
                                                                                339
                                                                          ---------
INSURANCE - 0.24%
   AON Corp. + ..........................................         5,675         240
                                                                          ---------
TOTAL FINANCIALS                                                                579
                                                                          ---------
HEALTH CARE - 0.51%
HEALTH CARE PROVIDERS & SERVICES - 0.36%
   Express Scripts, Inc. ## + ...........................         6,000         364
                                                                          ---------
OPTICAL SUPPLIES - 0.15%
   Alcon, Inc. ..........................................         1,630         143
                                                                          ---------
TOTAL HEALTH CARE                                                               507
                                                                          ---------
INFORMATION TECHNOLOGY - 0.78%
COMMUNICATIONS EQUIPMENT - 0.42%
   Cisco Systems, Inc. ## ...............................         9,280         165
   Qualcomm, Inc. .......................................         6,775         259
                                                                          ---------
                                                                                424
                                                                          ---------
IT CONSULTING & SERVICES - 0.36%
   Accenture Ltd. + .....................................        10,970         363
                                                                          ---------
TOTAL INFORMATION TECHNOLOGY                                                    787
                                                                          ---------
TOTAL COMMON STOCKS                                                           2,613
                                                                          ---------
CONVERTIBLE PREFERRED STOCKS - 0.72%
FINANCIALS - 0.51%
DIVERSIFIED FINANCIALS - 0.33%
   Bank of America Corp. ................................           475         332
                                                                          ---------

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
FINANCE - 0.18%
   SLM Corp. ............................................           360   $     184
                                                                          ---------
TOTAL FINANCIALS                                                                516
                                                                          ---------
INDUSTRIALS - 0.13%
HOUSEHOLD DURABLES - 0.13%
   Stanley Works ........................................           255         135
                                                                          ---------
MATERIALS - 0.08%
METALS & MINING - 0.08%
   Freeport-McMoRan Copper & Gold, Inc. .................         1,560          76
                                                                          ---------
TOTAL CONVERTIBLE PREFERRED STOCKS                                              727
                                                                          ---------
PREFERRED STOCKS - 0.56%
FINANCIALS - 0.40%
DIVERSIFIED FINANCIALS - 0.37%
   Citigroup, Inc. + ....................................        11,500         370
                                                                          ---------
INSURANCE - 0.03%
   American International Group, Inc. ...................         8,100          36
                                                                          ---------
TOTAL FINANCIALS                                                                406
                                                                          ---------
INDUSTRIALS - 0.16%
CHEMICALS - 0.16%
   Avery Dennison Corp. + ...............................         4,600         157
                                                                          ---------
TOTAL PREFERRED STOCKS                                                          563
                                                                          ---------

                                                                PAR
                                                               AMOUNT
                                                            -----------
CORPORATE OBLIGATIONS - 26.53%
AEROSPACE & DEFENSE - 0.23%
   Raytheon Co.,
      5.375%, Due 4/1/2013 + ............................   $       250         236
                                                                          ---------
BANKS - 5.40%
   Bank of America Corp.,
      7.80%, Due 9/15/2016 ..............................           600         563
      6.00%, Due 9/1/2017 ...............................           400         350
   Bank of New York Mellon Corp.,
      5.125%, Due 8/27/2013 .............................           350         334
   Bank One Corp.,
      4.90%, Due 4/30/2015 ..............................           250         219
   Citigroup, Inc.,
      5.125%, Due 2/14/2011 + ...........................         1,625       1,540
      6.125%, Due 11/21/2017 ............................           275         236
   ING Bank, NV,
      5.125%, Due 5/1/2015 ++ ...........................           300         289

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   JP Morgan Chase & Co.,
      6.75%, Due 2/1/2011 ...............................   $       800   $     794
      6.00%, Due 1/15/2018 ..............................           250         224
   Wells Fargo & Co.,
      5.25%, Due 10/23/2012 .............................           660         631
      5.625%, Due 12/11/2017 ............................           275         243
                                                                          ---------
                                                                              5,423
                                                                          ---------
BEVERAGES - 0.35%
   Constellation Brands, Inc.,
      7.25%, Due 9/1/2016 ...............................           425         353
                                                                          ---------
COMMUNICATIONS - 1.28%
   Comcast Cable Communications Holdings, Inc.,
      8.375%, Due 3/15/2013 .............................           500         485
   DirecTV Holdings LLC/DirecTV Financing Co.,
      8.375%, Due 3/15/2013 .............................           300         281
   Time Warner Cable, Inc.,
      5.85%, Due 5/1/2017 ...............................           300         246
   Verizon Communications, Inc.,
      6.90%, Due 4/15/2038 + ............................           325         272
                                                                          ---------
                                                                              1,284
                                                                          ---------
CONSUMER DISCRETIONARY - 0.95%
   Royal Caribbean Cruises Ltd.,
      7.50%, Due 10/15/2027 .............................           500         310
   Wal-Mart Stores, Inc.,
      7.55%, Due 2/15/2030 ..............................           325         315
   Wesco Distribution, Inc.,
      7.50%, Due 10/15/2017 .............................           450         324
                                                                          ---------
                                                                                949
                                                                          ---------
CONSUMER STAPLES - 0.68%
   Coca-Cola Enterprises, Inc.,
      7.375%, Due 3/3/2014 ..............................           150         152
   Hanesbrands, Inc.,
      6.508%, Due 12/15/2014 # ..........................           440         299
   Kellogg Co.,
      4.25%, Due 3/6/2013 ...............................           250         231
                                                                          ---------
                                                                                682
                                                                          ---------
ENERGY - 0.76%
   Canadian Natural Resources Ltd.,
      6.25%, Due 3/15/2038 ..............................           325         227
   ConocoPhillips,
      5.20%, Due 5/15/2018 ..............................           325         272
   EOG Resources, Inc.,
      4.75%, Due 3/15/2014 ++ ...........................           250         263
                                                                          ---------
                                                                                762
                                                                          ---------

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
FINANCE - 2.88%
   American General Finance Corp.,
      4.875%, Due 5/15/2010 .............................   $       300   $     143
   Capital One Financial Corp.,
      5.70%, Due 9/15/2011 ..............................           310         273
   General Electric Capital Corp.,
      5.65%, Due 6/9/2014 ...............................           500         445
      5.625%, Due 5/1/2018 ..............................           250         206
   Goldman Sachs Group, Inc.,
      4.75%, Due 7/15/2013 ..............................           250         211
      6.25%, Due 9/1/2017 ...............................           250         209
   HSBC Finance Corp.,
      5.25%, Due 1/14/2011 ..............................         1,300       1,196
   Merrill Lynch & Co., Inc.,
      6.11%, Due 1/29/2037 ..............................           325         215
                                                                          ---------
                                                                              2,898
                                                                          ---------
HEALTH CARE - 0.10%
   Psychiatric Solutions, Inc.,
      7.75%, Due 7/15/2015 ..............................           125         103
                                                                          ---------
INDUSTRIALS - 4.73%
   American Honda Finance Corp.,
      4.625%, Due 4/2/2013 ++ ...........................           325         295
   BE Aerospace, Inc.,
      8.50%, Due 7/1/2018 ...............................           325         279
   Burlington Northern Santa Fe Corp.,
      5.75%, Due 3/15/2018 ..............................           325         285
   Canadian National Railway Co.,
      5.55%, Due 5/15/2018 ..............................           250         217
   Caterpillar Financial Services Corp.,
      4.15%, Due 1/15/2010 ..............................           300         293
      4.25%, Due 2/8/2013 ...............................           250         227
   Daimler Finance NA LLC,
      5.875%, Due 3/15/2011 .............................           250         204
      5.75%, Due 9/8/2011 ...............................           250         200
   Gardner Denver, Inc.,
      8.00%, Due 5/1/2013 ...............................           300         273
   Goodyear Tire & Rubber Co.,
      7.857%, Due 8/15/2011 .............................           300         257
   Honeywell International, Inc.,
      4.25%, Due 3/1/2013 + .............................           250         230
   John Deere Capital Corp.,
      4.125%, Due 1/15/2010 + ...........................           825         813
   NBTY, Inc.,
      7.125%, Due 10/1/2015 .............................           150         112
   Nissan Motor Acceptance Corp.,
      5.625%, Due 3/14/2011 ++ ..........................           300         307

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Norfolk Southern Corp.,
      5.75%, Due 4/1/2018 ++ ............................   $       325   $     280
   Terex Corp.,
      8.00%, Due 11/15/2017 + ...........................           125          93
   Union Pacific Corp.,
      6.50%, Due 4/15/2012 ..............................           250         243
   United Technologies Corp.,
      6.125%, Due 7/15/2038 .............................           165         142
                                                                          ---------
                                                                              4,750
                                                                          ---------
INSURANCE - 3.23%
   Aegon Funding Corp.,
      5.75%, Due 12/15/2020 .............................           350         260
   American International Group, Inc.,
      5.85%, Due 1/16/2018 + ............................           250          91
      6.25%, Due 5/1/2036 + .............................           325         111
   Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 .............................           750         635
   John Hancock Global Funding II,
      7.90%, Due 7/2/2010 ++ ............................           900         917
   Lincoln National Corp.,
      4.75%, Due 2/15/2014 ..............................           125         111
   MetLife, Inc.,
      6.375%, Due 6/15/2034 .............................           350         257
   Metropolitan Life Global Funding I,
      4.625%, Due 8/19/2010 ++ ..........................           700         660
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 ..............................           250         205
                                                                          ---------
                                                                              3,247
                                                                          ---------
INTERNET & CATALOG RETAIL - 0.22%
   Expedia, Inc.,
      7.456%, Due 8/15/2018 .............................           300         225
                                                                          ---------
PHARMACEUTICALS - 0.22%
   Bristol-Myers Squibb Co.,
      5.45%, Due 5/1/2018 ...............................           125         109
   GlaxoSmithKline Capital, Inc.,
      5.65%, Due 5/15/2018 ..............................           125         111
                                                                          ---------
                                                                                220
                                                                          ---------
REAL ESTATE - 0.56%
   ProLogis Trust,
      5.50%, Due 4/1/2012 ...............................           250         162
      5.625%, Due 11/15/2016 ............................           250         137
   Simon Property Group LP,
      5.30%, Due 5/30/2013 ..............................           325         268
                                                                          ---------
                                                                                567
                                                                          ---------

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
TECHNOLOGY - 2.53%
   CA, Inc.,
      1.625%, Due 12/15/2009 ............................   $       450   $     454
   Cisco Systems, Inc.,
      5.25%, Due 2/22/2011 ..............................           250         250
   Hewlett-Packard Co.,
      4.50%, Due 3/1/2013 + .............................           325         302
   International Business Machines Corp.,
      7.625%, Due 10/15/2018 ............................           150         155
   Jabil Circuit, Inc.,
      8.25%, Due 3/15/2018 ..............................           325         247
   Lender Processing Services, Inc.,
      8.125%, Due 7/1/2016 ++ ...........................           325         278
   Seagate Technology,
      6.80%, Due 10/1/2016 ..............................           350         245
   SunGard Data Systems, Inc.,
      9.125%, Due 8/15/2013 .............................           300         249
   Syniverse Technologies, Inc.,
      7.75%, Due 8/15/2013 ..............................           325         260
   Xerox Corp.,
      5.65%, Due 5/15/2013 ..............................           125          99
                                                                          ---------
                                                                              2,539
                                                                          ---------
TELEPHONE - 1.75%
   America Movil, S.A.B. de C.V.,
      6.375%, Due 3/1/2035 + ............................           325         227
   AT&T, Inc.,
      5.625%, Due 6/15/2016 .............................           250         219
      5.50%, Due 2/1/2018 ...............................           400         340
      6.80%, Due 5/15/2036 ..............................           125         106
      6.40%, Due 5/15/2038 ..............................           200         160
   Cingular Wireless Services, Inc.,
      7.875%, Due 3/1/2011 ..............................           250         250
   Verizon Communications, Inc.,
      5.50%, Due 4/1/2017 + .............................           250         213
   Vodafone Group plc,
      6.15%, Due 2/27/2037 ..............................           325         243
                                                                          ---------
                                                                              1,758
                                                                          ---------
UTILITIES - 0.66%
   Duke Energy Carolinas LLC,
      5.10%, Due 4/15/2018 + ............................           250         218
   MidAmerican Energy Holdings Co.,
      6.125%, Due 4/1/2036 ..............................           325         239
   Virginia Electric and Power Co.,
      5.40%, Due 4/30/2018 ..............................           250         205
                                                                          ---------
                                                                                662
                                                                          ---------
TOTAL CORPORATE OBLIGATIONS                                                  26,658
                                                                          ---------

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
CONVERTIBLE OBLIGATIONS - 10.99%
COMMUNICATIONS - 1.24%
   Anixter International, Inc.,
      1.00%, Due 2/15/2013 + ............................   $       400   $     264
   Interpublic Group of Cos., Inc.,
      4.25%, Due 3/15/2023 ..............................           240         165
   Liberty Media LLC,
      3.125%, Due 3/30/2023 .............................           320         219
   Symantec Corp.,
      1.00%, Due 6/15/2013 + ............................           750         599
                                                                          ---------
                                                                              1,247
                                                                          ---------
CONSUMER DISCRETIONARY - 1.15%
   Archer-Daniels-Midland Co.,
      0.875%, Due 2/15/2014 .............................           280         213
   Best Buy Co., Inc.,
      2.25%, Due 1/15/2022 ..............................           200         157
   Carnival Corp.,
      2.00%, Due 4/15/2021 ..............................           416         348
   GameStop Corp.,
      8.00%, Due 10/1/2012 ..............................           225         209
   RadioShack Corp.,
      2.50%, Due 8/1/2013 ...............................           328         225
                                                                          ---------
                                                                              1,152
                                                                          ---------
CONSUMER STAPLES - 0.59%
   Amgen, Inc.,
      0.375%, Due 2/1/2013 ..............................           675         596
                                                                          ---------
ENERGY - 1.28%
   Chesapeake Energy Corp.,
      2.25%, Due 12/15/2038 .............................           315         156
   Pioneer Natural Resources Co.,
      2.875%, Due 1/15/2038 .............................           485         338
   SESI LLC,
      1.50%, Due 12/15/2026 ++ ..........................           270         182
   Transocean, Inc.,
      1.625%, Due 12/15/2037 ............................           690         607
                                                                          ---------
                                                                              1,283
                                                                          ---------
FINANCE - 0.76%
   Affiliated Managers Group, Inc.,
      3.95%, Due 8/15/2038 ++ ...........................           370         229
   SVB Financial Group,
      3.875%, Due 4/15/2011 ++ ..........................           525         535
                                                                          ---------
                                                                                764
                                                                          ---------
HEALTH CARE - 1.26%
   Gilead Sciences, Inc.,
      0.50%, Due 5/1/2011 ++ ............................           360         436

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      0.625%, Due 5/1/2013 + ............................   $       130   $     161
   Medtronic, Inc.,
      1.50%, Due 4/15/2011 ..............................           280         258
      1.625%, Due 4/15/2013 .............................           475         410
                                                                          ---------
                                                                              1,265
                                                                          ---------
INDUSTRIALS - 0.92%
   Alliant Techsystems, Inc.,
      2.75%, Due 9/15/2011 ++ ...........................           320         313
   Fisher Scientific International, Inc.,
      3.25%, Due 3/1/2024 + .............................           230         262
   ON Semiconductor Corp.,
      Zero Coupon, Due 4/15/2024 ........................           300         223
   Trinity Industries, Inc.,
      3.875%, Due 6/1/2036 ..............................           250         127
                                                                          ---------
                                                                                925
                                                                          ---------
PHARMACEUTICALS - 1.62%
   Beckman Coulter, Inc.,
      2.50%, Due 12/15/2036 + ++ ........................           413         356
   Genzyme Corp.,
      1.25%, Due 12/1/2023 ..............................           200         209
   Invitrogen Corp.,
      1.50%, Due 2/15/2024 ..............................           486         357
   Teva Pharmaceutical Finance LLC,
      0.25%, Due 2/1/2026 ...............................           755         707
                                                                          ---------
                                                                              1,629
                                                                          ---------
TECHNOLOGY - 2.17%
   Alliance Data Systems Corp.,
      1.75%, Due 8/1/2013 ++ ............................           320         237
   DST Systems, Inc.,
      4.125%, Due 8/15/2023 .............................           140         132
   EMC Corp.,
      1.75%, Due 12/1/2011 + ............................           620         590
   Intel Corp.,
      2.95%, Due 12/15/2035 .............................           535         382
   NetApp, Inc.,
      1.75%, Due 6/1/2013 ++ ............................           575         379
   Sybase, Inc.,
      1.75%, Due 2/22/2025 ..............................           405         456
                                                                          ---------
                                                                              2,176
                                                                          ---------
TOTAL CONVERTIBLE OBLIGATIONS                                                11,037
                                                                          ---------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.58%
COMMERCIAL MORTGAGE-BACKED SECURITY - 2.58%
   Banc of America Commercial Mortgage, Inc.,
      2005-6 A1, 5.001%, Due 9/10/2047 ..................           475         456
      2007-2 A2, 5.634%, Due 4/10/2049 ..................           650         566

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   JP Morgan Chase Commercial Mortgage Securities Corp.,
      2005-LDP3 A1, 4.655%, Due 8/15/2042 ...............   $       144   $     140
      2007-CB19 A4, 5.747%, Due 2/12/2049 ...............           400         300
      2007-CB20 A2, 5.629%, Due 2/12/2051 ...............           650         571
   LB-UBS Commercial Mortgage Trust,
      2004-C1 A4, 5.424%, Due 2/15/2040 .................           450         333
   Wachovia Bank Commercial Mortgage Trust,
      2007-C32 A2, 5.736%, Due 6/15/2049 ................           260         227
                                                                          ---------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                                  2,593
                                                                          ---------
ASSET-BACKED SECURITIES - 3.79%
   American Express Credit Account Master Trust,
      2006-2 A, 5.35%, Due 1/15/2014 ....................         1,300       1,218
   Capital Auto Receivables Asset Trust,
      2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ............           900         894
   Capital One Multi-Asset Execution Trust,
      2006-A10 A10, 5.15%, Due 6/15/2014 ................         1,000         919
   Volkswagen Auto Loan Enhanced Trust,
      2005-1 A4, 4.86%, Due 4/20/2012 ...................           781         779
                                                                          ---------
TOTAL ASSET-BACKED SECURITIES                                                 3,810
                                                                          ---------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 32.76%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 13.50%
      5.00%, Due 2/1/2021 ...............................         1,146       1,121
      4.50%, Due 4/1/2021 ...............................         1,073       1,022
      5.00%, Due 5/1/2021 ...............................         1,087       1,064
      5.50%, Due 11/1/2021 ..............................           798         796
      4.50%, Due 4/1/2023 ...............................         1,428       1,357
      5.00%, Due 9/1/2035 ...............................         2,362       2,237
      5.50%, Due 4/1/2037 ...............................           846         825
      5.00%, Due 3/1/2038 ...............................         1,670       1,581
      5.50%, Due 5/1/2038 ...............................         1,675       1,635
      5.50%, Due 6/1/2038 ...............................         1,978       1,930
                                                                          ---------
                                                                             13,568
                                                                          ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.88%
      6.50%, Due 7/1/2032 ...............................           417         425
      5.50%, Due 6/1/2033 ...............................           956         936
      4.50%, Due 9/1/2034 ...............................           437         397
      5.50%, Due 12/1/2035 ..............................           984         962
      5.00%, Due 2/1/2036 ...............................         1,603       1,520
      5.50%, Due 4/1/2036 ...............................         1,525       1,491
      6.00%, Due 9/1/2036 ...............................         1,277       1,277
      6.50%, Due 12/1/2036 ..............................         1,081       1,097
      5.50%, Due 2/1/2037 ...............................         1,259       1,231
      6.00%, Due 9/1/2037 ...............................           855         855

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      6.00%, Due 1/1/2038 ...............................   $     2,010   $   2,010
      5.00%, Due 4/1/2038 ...............................         1,956       1,854
      5.50%, Due 6/1/2038 ...............................         1,945       1,901
                                                                          ---------
                                                                             15,956
                                                                          ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.38%
      4.201%, Due 8/16/2026 .............................           587         584
      6.00%, Due 2/15/2033 ..............................           890         894
      5.50%, Due 4/15/2033 ..............................         1,153       1,134
      5.00%, Due 5/15/2033 ..............................           811         780
                                                                          ---------
                                                                              3,392
                                                                          ---------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                32,916
                                                                          ---------
U.S. AGENCY OBLIGATIONS - 4.62%
FEDERAL HOME LOAN BANK - 2.40%
      4.50%, Due 9/16/2013 + ............................         2,400       2,410
                                                                          ---------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.86%
      6.25%, Due 7/15/2032 + ............................           800         868
                                                                          ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.36%
      5.375%, Due 6/12/2017 + ...........................         1,350       1,365
                                                                          ---------
TOTAL U.S. AGENCY OBLIGATIONS                                                 4,643
                                                                          ---------
U.S. TREASURY OBLIGATIONS - 8.94%
      4.25%, Due 11/15/2017 + ...........................         3,600       3,703
      7.875%, Due 2/15/2021 + ...........................         1,400       1,792
      6.25%, Due 8/15/2023 + ............................           650         744
      6.875%, Due 8/15/2025 + ...........................         1,050       1,308
      5.25%, Due 11/15/2028 + ...........................           800         851
      4.75%, Due 2/15/2037 + ............................           550         583
                                                                          ---------
TOTAL U.S. TREASURY OBLIGATIONS                                               8,981
                                                                          ---------

                                                               SHARES
                                                            -----------
SHORT TERM INVESTMENTS - 5.56%
   American Beacon Money Market Select Fund * ...........     3,057,483       3,057
   State Street Institutional Treasury Plus Fund ........     2,527,877       2,528
                                                                          ---------
TOTAL SHORT TERM INVESTMENTS                                                  5,585
                                                                          ---------
SECURITIES LENDING COLLATERAL - 18.46%
   American Beacon Money Market Select Fund * ...........     2,721,619       2,722
   Securities Liquidating AB Trust ......................     9,306,861       9,181

                             See accompanying notes

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                               SHARES       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   State Street Navigator Securities Lending
      Prime Portfolio ...................................   $ 6,639,623   $   6,640
                                                                          ---------
TOTAL SECURITIES LENDING COLLATERAL                                          18,543
                                                                          ---------
TOTAL INVESTMENTS 118.11% - (COST $129,446)                                 118,669
LIABILITIES, NET OF OTHER ASSETS - (18.11%)                                 (18,200)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $ 100,469
                                                                          =========

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,850 or 6.82% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

*    The Fund is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 23.75%
AEROSPACE & DEFENSE - 0.13%
   Raytheon Co., 5.375%, Due 4/1/2013 ...................   $       200   $     189
                                                                          ---------
BANKS - 4.17%
   Bank of America Corp.,
      7.80%, Due 9/15/2016 ..............................           500         469
      6.00%, Due 9/1/2017 ...............................           200         175
      5.75%, Due 12/1/2017 ..............................           585         504
   Bank of New York Mellon Corp.,
      4.95%, Due 11/1/2012 ..............................           140         135
      5.125%, Due 8/27/2013 .............................           250         238
   Bank One Corp.,
      5.90%, Due 11/15/2011 .............................           440         431
      4.90%, Due 4/30/2015 + ............................           200         175
   Citigroup, Inc.,
      5.125%, Due 2/14/2011 .............................         1,200       1,137
      6.125%, Due 11/21/2017 ............................           455         391
   ING Bank, NV, 5.125%, Due 5/1/2015 ++ ................           250         241
   JP Morgan Chase & Co.,
      6.75%, Due 2/1/2011 ...............................           625         621
      6.00%, Due 1/15/2018 ..............................           610         547
   Wachovia Corp.,
      5.70%, Due 8/1/2013 + .............................           100          90
      5.75%, Due 6/15/2017 ..............................           145         125
   Washington Mutual Finance Corp., 6.875%, Due
      5/15/2011 .........................................           230         219
   Wells Fargo & Co.,
      5.25%, Due 10/23/2012 .............................           500         479
      5.625%, Due 12/11/2017 ............................           200         176
                                                                          ---------
                                                                              6,153
                                                                          ---------
BASIC MATERIALS - 0.31%
   International Paper Co., 7.40%, Due 6/15/2014 ........           290         244
   Weyerhaeuser Co., 5.95%, Due 11/1/2008 ...............           210         210
                                                                          ---------
                                                                                454
                                                                          ---------
COMMUNICATIONS - 1.07%
   Comcast Cable Communications Holdings, Inc., 8.375%,
      Due 3/15/2013 .....................................           450         436
   Comcast Corp.,
      5.30%, Due 1/15/2014 ..............................           220         190
      5.875%, Due 2/15/2018 .............................           135         113
   Rogers Communications, Inc., 6.80%, Due 8/15/2018 ....           250         219
   Time Warner Cable, Inc., 5.85%, Due 5/1/2017 .........           505         414
   Verizon Communications, Inc., 6.90%, Due
      4/15/2038 + .......................................           250         209
                                                                          ---------
                                                                              1,581
                                                                          ---------
CONSUMER DISCRETIONARY - 0.47%
   Best Buy Co., Inc., 6.75%, Due 7/15/2013 ++ ..........           240         226

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Wal-Mart Stores, Inc.,
      7.55%, Due 2/15/2030 ..............................   $       250   $     242
      6.20%, Due 4/15/2038 + ............................           265         229
                                                                          ---------
                                                                                697
                                                                          ---------
CONSUMER STAPLES - 0.80%
   Archer-Daniels-Midland Co., 6.45%, Due 1/15/2038 .....           140         112
   Coca-Cola Enterprises, Inc., 7.375%, Due 3/3/2014 ....           175         178
   Diageo Capital plc, 5.75%, Due 10/23/2017 + ..........           145         125
   Dr Pepper Snapple Group, Inc., 6.82%, Due
      5/1/2018 ++ .......................................           140         123
   Kellogg Co., 4.25%, Due 3/6/2013 .....................           250         231
   Kraft Foods, Inc., 6.50%, Due 8/11/2017 ..............           285         250
   PepsiCo, Inc., 7.90%, Due 11/1/2018 ..................           150         158
                                                                          ---------
                                                                              1,177
                                                                          ---------
ENERGY - 1.27%
   Cameron International Corp., 6.375%, Due 7/15/2018 ...           125         104
   Canadian Natural Resources Ltd.,
      6.70%, Due 7/15/2011 ..............................           135         131
      6.25%, Due 3/15/2038 ..............................           250         175
   ConocoPhillips, 5.20%, Due 5/15/2018 .................           250         209
   Consolidated Natural Gas Co., 6.00%, Due 10/15/2010 ..           175         175
   EOG Resources, Inc., 4.75%, Due 3/15/2014 ++ .........           200         210
   Marathon Oil Corp., 6.00%, Due 10/1/2017 .............           275         219
   Suncor Energy, Inc., 6.10%, Due 6/1/2018 .............           310         246
   Transocean, Inc., 6.00%, Due 3/15/2018 ...............           290         248
   Weatherford International, Inc., 5.95%, Due
      6/15/2012 .........................................           180         162
                                                                          ---------
                                                                              1,879
                                                                          ---------
FINANCE - 3.38%
   American Express Co., 8.15%, Due 3/19/2038 ...........           165         129
   American Express Credit Corp., 5.875%, Due 5/2/2013 ..           270         226
   American General Finance Corp.,
      4.875%, Due 5/15/2010 .............................           200          96
      4.00%, Due 3/15/2011 ..............................           535         207
   Ameriprise Financial, Inc., 5.35%, Due 11/15/2010 ....           480         442
   Bear Stearns Cos., Inc., 7.25%, Due 2/1/2018 .........           145         136
   Capital One Financial Corp., 5.70%, Due 9/15/2011 ....           200         176
   CIT Group, Inc., 4.75%, Due 12/15/2010 + .............           160          98
   CME Group, Inc., 5.40%, Due 8/1/2013 .................           270         255
   Countrywide Home Loans, Inc., 4.00%, Due 3/22/2011 ...            70          65
   General Electric Capital Corp.,
      4.375%, Due 3/3/2012 + ............................           350         319
      5.65%, Due 6/9/2014 ...............................           450         400
      5.625%, Due 5/1/2018 + ............................           250         206
   Goldman Sachs Group, Inc.,
      4.75%, Due 7/15/2013 ..............................           300         254
      6.25%, Due 9/1/2017 ...............................           200         167

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Goldman Sachs Group, Inc.,
      5.95%, Due 1/18/2018 ..............................   $       215   $     175
      6.75%, Due 10/1/2037 ..............................           145          94
   HSBC Finance Corp., 5.25%, Due 1/14/2011 .............         1,000         920
   International Lease Finance Corp., 5.75%, Due
      6/15/2011 .........................................           240         164
   Merrill Lynch & Co., Inc.,
      5.45%, Due 2/5/2013 ...............................           145         131
      6.875%, Due 4/25/2018 .............................           180         160
      6.11%, Due 1/29/2037 ..............................           250         165
                                                                          ---------
                                                                              4,985
                                                                          ---------
HEALTH CARE - 0.44%
   Covidien International Finance SA, 5.45%, Due
      10/15/2012 ........................................           120         116
   UnitedHealth Group, Inc., 5.25%, Due 3/15/2011 .......           560         541
                                                                          ---------
                                                                                657
                                                                          ---------
INDUSTRIALS - 2.93%
   American Honda Finance Corp., 4.625%, Due
      4/2/2013 ++ .......................................           250         227
   ArcelorMittal South Africa Ltd., 6.125%, Due
      6/1/2018 + ++ .....................................           340         234
   Burlington Northern Santa Fe Corp., 5.75%, Due
      3/15/2018 .........................................           250         219
   Canadian National Railway Co., 5.55%, Due 5/15/2018 ..           250         218
   Caterpillar Financial Services Corp.,
      4.15%, Due 1/15/2010 ..............................           200         195
      4.85%, Due 12/7/2012 ..............................           185         172
      4.25%, Due 2/8/2013 ...............................           250         227
   CRH America, Inc., 6.00%, Due 9/30/2016 ..............           315         227
   Daimler Finance NA LLC,
      5.875%, Due 3/15/2011 .............................           300         245
      5.75%, Due 9/8/2011 ...............................           200         160
   Eaton Corp., 5.60%, Due 5/15/2018 + ..................           195         170
   Honeywell International, Inc., 4.25%, Due 3/1/2013 ...           250         230
   John Deere Capital Corp., 4.125%, Due 1/15/2010 ......           675         666
   Koninklijke Philips Electronics NV, 5.75%, Due
      3/11/2018 .........................................           165         136
   Masco Corp., 6.125%, Due 10/3/2016 ...................           135          96
   Nissan Motor Acceptance Corp., 5.625%, Due
      3/14/2011 ++ ......................................           200         205
   Norfolk Southern Corp., 5.75%, Due 4/1/2018 ..........           250         215
   Tyco Electronics Group SA, 6.55%, Due 10/1/2017 ......           225         187
   Union Pacific Corp., 6.50%, Due 4/15/2012 ............           200         194
   United Technologies Corp., 6.125%, Due 7/15/2038 .....           125         108
                                                                          ---------
                                                                              4,331
                                                                          ---------
INSURANCE - 2.34%
   Aegon Funding Corp., 5.75%, Due 12/15/2020 ...........           200         149
   American International Group, Inc.,
      5.85%, Due 1/16/2018 ..............................           200          73
      6.25%, Due 5/1/2036 ...............................           250          85
   Hartford Financial Services Group, Inc.,
      5.25%, Due 10/15/2011 .............................           575         487

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      5.375%, Due 3/15/2017 .............................   $       345   $     241
   John Hancock Global Funding II, 7.90%, Due
      7/2/2010 ++ .......................................           700         714
   Lincoln National Corp., 4.75%, Due 2/15/2014 .........           100          89
   MetLife, Inc.,
      5.375%, Due 12/15/2012 ............................           240         217
      6.817%, Due 8/15/2018 + ...........................           370         318
      6.375%, Due 6/15/2034 .............................           200         147
   Metropolitan Life Global Funding I, 4.625%, Due
      8/19/2010 ++ ......................................           500         471
   Prudential Financial, Inc.,
      4.50%, Due 7/15/2013 ..............................           200         164
      5.10%, Due 9/20/2014 ..............................           280         212
   Willis North America, Inc., 6.20%, Due 3/28/2017 .....           130          95
                                                                          ---------
                                                                              3,462
                                                                          ---------
PHARMACEUTICALS - 0.70%
   Bristol-Myers Squibb Co., 5.45%, Due 5/1/2018 ........           125         109
   GlaxoSmithKline Capital, Inc.,
      5.65%, Due 5/15/2018 ..............................           125         111
      6.375%, Due 5/15/2038 .............................           200         169
   Hospira, Inc., 6.05%, Due 3/30/2017 ..................           205         172
   Schering-Plough Corp., 6.75%, Due 12/1/2033 ..........           185         153
   Wyeth Corp., 5.50%, Due 2/1/2014 .....................           335         314
                                                                          ---------
                                                                              1,028
                                                                          ---------
REAL ESTATE - 0.59%
   Equity Residential, 5.125%, Due 3/15/2016 ............           355         242
   ProLogis Trust,
      5.50%, Due 4/1/2012 ...............................           300         195
      5.625%, Due 11/15/2016 ............................           200         109
   Simon Property Group LP,
      5.30%, Due 5/30/2013 ..............................           250         206
      5.75%, Due 12/1/2015 ..............................           170         126
                                                                          ---------
                                                                                878
                                                                          ---------
TECHNOLOGY - 1.10%
   Cisco Systems, Inc., 5.25%, Due 2/22/2011 ............           200         200
   Computer Sciences Corp.,
      5.50%, Due 3/15/2013 ++ ...........................            70          61
      6.50%, Due 3/15/2018 ++ ...........................           240         186
   Hewlett-Packard Co., 4.50%, Due 3/1/2013 + ...........           535         498
   International Business Machines Corp., 7.625%, Due
      10/15/2018 ........................................           555         574
   Xerox Corp., 5.65%, Due 5/15/2013 ....................           125          99
                                                                          ---------
                                                                              1,618
                                                                          ---------
TELEPHONE - 1.80%
   America Movil, S.A.B. de C.V., 6.375%, Due 3/1/2035 ..           250         174
   AT&T, Inc.,
      5.10%, Due 9/15/2014 ..............................           655         572
      5.625%, Due 6/15/2016 .............................           200         175

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   AT&T, Inc.,
      5.50%, Due 2/1/2018 ...............................   $       300   $     255
      6.80%, Due 5/15/2036 ..............................           125         106
      6.40%, Due 5/15/2038 ..............................           125         100
   Cingular Wireless Services, Inc.,
      7.875%, Due 3/1/2011 ..............................           200         200
      8.75%, Due 3/1/2031 ...............................           170         158
   Deutsche Telekom AG, 8.00%, Due 6/15/2010 ............           150         148
   Telecom Italia S.p.A., 4.00%, Due 11/15/2008 .........           220         220
   Telefonica Emisiones SAU, 5.984%, Due 6/20/2011 ......           160         153
   Verizon Communications, Inc., 5.50%, Due 4/1/2017 + ..           250         213
   Vodafone Group plc, 6.15%, Due 2/27/2037 .............           250         187
                                                                          ---------
                                                                              2,661
                                                                          ---------
UTILITIES - 2.25%
   Columbus Southern Power Co., 5.50%, Due 3/1/2013 .....           495         454
   Dominion Resources, Inc., Series A, 5.60%, Due
      11/15/2016 + ......................................           135         111
   Duke Energy Carolinas LLC, 5.10%, Due 4/15/2018 + ....           250         218
   Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016 + ....           355         293
   MidAmerican Energy Holdings Co.,
      5.875%, Due 10/1/2012 .............................           405         384
      6.125%, Due 4/1/2036 ..............................           250         184
   Public Service Enterprise Group, Inc., 6.95%, Due
      6/1/2012 ..........................................           430         406
   Southern Power Co., 6.25%, Due 7/15/2012 .............           450         445
   Union Electric Co., 6.70%, Due 2/1/2019 ..............           150         125
   Virginia Electric and Power Co., 5.40%, Due
      4/30/2018 .........................................           250         205
   Xcel Energy, Inc., 5.613%, Due 4/1/2017 ..............           581         490
                                                                          ---------
                                                                              3,315
                                                                          ---------
TOTAL CORPORATE OBLIGATIONS .............................                    35,065
                                                                          ---------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.57%
   Banc of America Commercial Mortgage, Inc.,
      2005-6 A1, 5.001%, Due 9/10/2047 ..................           237         228
      2007-2 A2, 5.634%, Due 4/10/2049 ..................           450         392
   Banc of America Mortgage Securities, Inc., 2004-8 3A1,
      5.25%, Due 10/25/2019 .............................           633         600
   Bear Stearns Commercial Mortgage Securities, Inc.,
      2006-T22 A2, 5.464%, Due 4/12/2038 ................           830         772
      2004-PWR5 A4, 4.831%, Due 7/11/2042 ...............           835         726
      2005-T20 A2, 5.127%, Due 10/12/2042 ...............           430         406
   Chase Mortgage Finance Corp., 2006-A1 A1, 6.04%, Due
      9/25/2036 # .......................................           964         782
   Citicorp Mortgage Securities, Inc., 2006-3 2A1, 5.50%,
      Due 6/25/2021 .....................................           459         385
   Citigroup Commercial Mortgage Trust, 2004-C2 A3,
      4.38%, Due 10/15/2041 .............................           770         706
   Countrywide Home Loan Mortgage Pass Through Trust,
      2007-18 A1, 6.00%, Due 9/25/2037 ..................           809         630
   General Electric Capital Commercial Mortgage Corp.,
      2003-C2 A2, 4.17%, Due 7/10/2037 ..................           159         152
   JP Morgan Chase Commercial Mortgage Securities Corp.,
      2004-CBX A4, 4.529%, Due 1/12/2037 ................           255         233

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   JP Morgan Chase Commercial Mortgage Securities Corp.,
      2005-LDP3 A1, 4.655%, Due 8/15/2042 ...............   $        82   $      80
      2005-LDP1 A2, 4.625%, Due 3/15/2046 ...............           785         755
      2007-CB19 A4, 5.747%, Due 2/12/2049 ...............           300         225
      2007-CB20 A2, 5.629%, Due 2/12/2051 ...............           500         439
   JP Morgan Mortgage Trust, 7.00%, Due 8/25/2037 .......           470         382
   LB-UBS Commercial Mortgage Trust, 2004-C1 A4, 5.424%,
      Due 2/15/2040 .....................................           400         296
   Prime Mortgage Trust, 2005-2, 5.25%, Due 7/25/2020 ...           573         546
   Wachovia Bank Commercial Mortgage Trust, 2007-C32 A2,
      5.736%, Due 6/15/2049 .............................           210         183
   Wells Fargo Mortgage Backed Securities Trust,
      2006-11 A8, 6.00%, Due 9/25/2036 ..................           544         408
      2007-7 A1, 6.00%, Due 6/25/2037 ...................           486         379
                                                                          ---------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS ............                     9,705
                                                                          ---------
ASSET-BACKED SECURITIES - 1.93%
   American Express Credit Account Master Trust, 2006-2
      A, 5.35%, Due 1/15/2014 ...........................         1,000         937
   Capital Auto Receivables Asset Trust, 2006-SN1A A4A,
      5.32%, Due 3/20/2010 ++ ...........................           600         596
   Capital One Multi-Asset Execution Trust, 2006-A10 A10,
      5.15%, Due 6/15/2014 ..............................           750         689
   Volkswagen Auto Loan Enhanced Trust, 2005-1 A4, 4.86%,
      Due 4/20/2012 .....................................           625         623
                                                                          ---------
   TOTAL ASSET-BACKED SECURITIES ........................                     2,845
                                                                          ---------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 33.66%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 12.42%
      5.50%, Due 9/1/2017 ...............................           173         173
      4.50%, Due 3/1/2019 ...............................           530         508
      5.00%, Due 10/1/2020 ..............................           514         503
      5.50%, Due 11/1/2021 ..............................           333         332
      5.00%, Due 11/1/2021 ..............................            78          76
      5.50%, Due 4/1/2022 ...............................            36          36
      5.00%, Due 5/1/2022 ...............................           540         528
      5.50%, Due 12/1/2022 ..............................           185         184
      5.00%, Due 4/1/2023 ...............................           458         448
      6.50%, Due 9/1/2028 ...............................            76          78
      6.00%, Due 8/1/2029 ...............................           266         267
      5.00%, Due 8/1/2033 ...............................           714         677
      5.50%, Due 2/1/2034 ...............................         1,015         991
      6.00%, Due 8/1/2034 ...............................           477         477
      6.50%, Due 4/1/2035 ...............................            39          40
      5.00%, Due 8/1/2035 ...............................           475         450
      5.00%, Due 9/1/2035 ...............................           690         654
      5.00%, Due 9/1/2035 ...............................           394         373
      6.00%, Due 8/1/2036 ...............................           890         889
      5.50%, Due 11/1/2036 ..............................           747         729
      5.50%, Due 4/1/2037 ...............................           846         825
      5.50%, Due 5/1/2037 ...............................           172         168

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      5.50%, Due 6/1/2037 ...............................   $       837   $     802
      6.00%, Due 7/1/2037 ...............................           406         406
      6.50%, Due 8/1/2037 ...............................            34          34
      6.00%, Due 12/1/2037 ..............................           385         385
      5.00%, Due 3/1/2038 ...............................         2,234       2,115
      6.00%, Due 3/1/2038 ...............................           827         826
      5.00%, Due 3/1/2038 ...............................         1,228       1,162
      6.50%, Due 5/1/2038 ...............................         1,024       1,039
      5.50%, Due 5/1/2038 ...............................         1,232       1,202
      5.50%, Due 6/1/2038 ...............................           989         965
                                                                          ---------
                                                                             18,342
                                                                          ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.04%
      6.50%, Due 2/1/2017 ...............................           218         223
      5.50%, Due 8/1/2017 ...............................           297         298
      5.00%, Due 12/1/2017 ..............................           774         763
      4.50%, Due 9/1/2018 ...............................           551         529
      5.50%, Due 11/1/2018 ..............................           152         152
      5.50%, Due 12/1/2018 ..............................           167         168
      5.00%, Due 3/1/2020 ...............................           186         182
      4.00%, Due 8/1/2020 ...............................           411         381
      5.50%, Due 4/1/2021 ...............................           450         449
      5.50%, Due 11/1/2021 ..............................            38          38
      5.00%, Due 3/1/2034 ...............................           895         849
      5.50%, Due 6/1/2034 ...............................           486         475
      4.50%, Due 9/1/2034 ...............................           291         265
      5.50%, Due 2/1/2035 ...............................         1,092       1,069
      5.00%, Due 11/1/2035 ..............................         1,605       1,522
      5.50%, Due 12/1/2035 ..............................           406         398
      5.50%, Due 1/1/2036 ...............................           687         672
      5.50%, Due 1/1/2036 ...............................           715         700
      5.50%, Due 2/1/2036 ...............................           856         837
      5.00%, Due 3/1/2036 ...............................           743         705
      5.50%, Due 3/1/2036 ...............................           592         579
      5.50%, Due 4/1/2036 ...............................           762         746
      6.00%, Due 9/1/2036 ...............................           440         440
      6.50%, Due 9/1/2036 ...............................         1,564       1,587
      6.00%, Due 10/1/2036 ..............................             7           7
      5.50%, Due 11/1/2036 ..............................           672         657
      6.00%, Due 11/1/2036 ..............................           790         790
      6.50%, Due 12/1/2036 ..............................           721         731
      6.00%, Due 12/1/2036 ..............................           695         695
      5.50%, Due 1/1/2037 ...............................         1,781       1,741
      5.50%, Due 2/1/2037 ...............................         1,259       1,231
      6.00%, Due 8/1/2037 ...............................           788         788

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      6.50%, Due 8/1/2037 ...............................   $     1,081   $   1,096
      6.00%, Due 9/1/2037 ...............................         1,282       1,282
      6.00%, Due 11/1/2037 ..............................         1,642       1,642
      6.50%, Due 11/1/2037 ..............................           373         379
      6.00%, Due 1/1/2038 ...............................           893         893
      5.00%, Due 3/1/2038 ...............................            69          66
      5.00%, Due 4/1/2038 ...............................           978         927
      5.00%, Due 4/1/2038 ...............................           276         262
      5.00%, Due 5/1/2038 ...............................           283         268
      5.50%, Due 6/1/2038 ...............................           972         951
      5.00%, Due 6/1/2038 ...............................         1,212       1,149
                                                                          ---------
                                                                             29,582
                                                                          ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.20%
      4.201%, Due 8/16/2026 .............................           335         334
      6.50%, Due 3/15/2028 ..............................           406         412
      6.00%, Due 4/15/2031 ..............................           491         495
      5.50%, Due 2/20/2034 ..............................           542         532
                                                                          ---------
                                                                              1,773
                                                                          ---------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                49,697
                                                                          ---------
U.S. AGENCY OBLIGATIONS - 11.76%
FEDERAL HOME LOAN BANK - 2.48%
      5.25%, Due 11/3/2009 ..............................           250         250
      4.50%, Due 9/16/2013 + ............................         3,400       3,414
                                                                          ---------
                                                                              3,664
                                                                          ---------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.25%
      5.25%, Due 2/24/2011 ..............................         1,860       1,874
      5.125%, Due 4/18/2011 + ...........................         4,400       4,573
      6.00%, Due 12/15/2031 .............................         1,470       1,480
      6.25%, Due 7/15/2032 + ............................         1,200       1,303
                                                                          ---------
                                                                              9,230
                                                                          ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.03%
      7.25%, Due 1/15/2010 ..............................         1,500       1,572
      5.125%, Due 1/2/2014 ..............................           385         376
      4.625%, Due 10/15/2014 + ..........................           500         504
      5.375%, Due 6/12/2017 + ...........................         2,000       2,022
                                                                          ---------
                                                                              4,474
                                                                          ---------
TOTAL U.S. AGENCY OBLIGATIONS ...........................                    17,368
                                                                          ---------
U.S. TREASURY OBLIGATIONS - 14.74%
      3.125%, Due 8/31/2013 + ...........................         2,350       2,391
      4.75%, Due 5/15/2014 + ............................         2,345       2,573
      4.125%, Due 5/15/2015 + ...........................         3,000       3,126
      4.25%, Due 11/15/2017 + ...........................         2,400       2,469
      9.125%, Due 5/15/2018 + ...........................           650         887

                             See accompanying notes

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
      4.00%, Due 8/15/2018 + ............................   $     3,885   $   3,890
      7.875%, Due 2/15/2021 + ...........................         1,050       1,344
      6.25%, Due 8/15/2023 + ............................           900       1,030
      6.875%, Due 8/15/2025 + ...........................           770         959
      5.25%, Due 11/15/2028 + ...........................           750         798
      4.375%, Due 2/15/2038 + ...........................         2,285       2,292
                                                                          ---------
   TOTAL U.S. TREASURY OBLIGATIONS                                           21,759
                                                                          ---------

                                                               SHARES
                                                            -----------
SHORT TERM INVESTMENTS - 6.11%
   American Beacon Money Market Select Fund * ...........     7,367,975       7,368
   State Street Institutional Treasury Plus Fund ........     1,650,784       1,651
                                                                          ---------
TOTAL SHORT TERM INVESTMENTS                                                  9,019
                                                                          ---------
SECURITIES LENDING COLLATERAL - 23.33%
   American Beacon Money Market Select Fund * ...........     5,054,274       5,054
   Securities Liquidating AB Trust ......................    17,283,620      17,051
   State Street Navigator Securities Lending Prime
      Portfolio .........................................    12,330,336      12,330
                                                                          ---------
TOTAL SECURITIES LENDING COLLATERAL                                          34,435
                                                                          ---------
TOTAL INVESTMENTS - 121.85% (COST $188,640)                               $ 179,893
LIABILITIES, NET OF OTHER ASSETS - (21.85%)                                 (32,259)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $ 147,634
                                                                          =========

     Percentages are stated as a percent of net assets.

+    All or a portion of this security is on loan at October 31, 2008.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,494 or 2.37% of net assets. The Fund has no right to demand registration of these securities.

# The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

*    The Fund is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
CORPORATE OBLIGATIONS - 16.57%
BANKS - 2.96%
   Citigroup, Inc.,
      4.125%, Due 2/22/2010 .............................   $     1,000   $     961
      4.625%, Due 8/3/2010 ..............................         1,000         963
   HSBC Bank USA, 3.875%, Due 9/15/2009 + ...............         2,000       1,958
   JP Morgan Chase & Co., 6.75%, Due 2/1/2011 ...........         2,000       1,986
   National Westminster Bank plc, 7.375%, Due
      10/1/2009 .........................................         2,000       1,931
                                                                          ---------
                                                                              7,799
                                                                          ---------
COMMUNICATIONS - 0.76%
   Comcast Cable Communications LLC, 6.20%, Due
      11/15/2008 ........................................         2,000       1,999
                                                                          ---------
FINANCE - 4.24%
   Capital One Financial Corp., 5.70%, Due
      9/15/2011 + .......................................         1,000         880
   Credit Suisse USA, Inc., 4.70%, Due 6/1/2009 .........         2,000       1,981
   General Electric Capital Corp., 5.875%, Due
      2/15/2012 + .......................................         3,000       2,857
   Goldman Sachs Group, Inc., 6.65%, Due 5/15/2009 ......         1,000         990
   MBNA Corp., 7.50%, Due 3/15/2012 .....................         2,000       1,981
   Merrill Lynch & Co., Inc., 6.00%, Due 2/17/2009 ......         2,500       2,483
                                                                          ---------
                                                                             11,172
                                                                          ---------
INDUSTRIALS - 4.30%
   Bunge Limited Finance Corp., 4.375%, Due 12/15/2008 ..         1,000         997
   Burlington Northern Santa Fe Corp., 6.75%, Due
      7/15/2011 .........................................         1,000       1,002
   Caterpillar Financial Services Corp., 4.15%, Due
      1/15/2010 .........................................         2,000       1,952
   Daimler Finance NA LLC, 5.75%, Due 9/8/2011 ..........         1,000         801
   John Deere Capital Corp., 4.125%, Due 1/15/2010 ......         2,500       2,465
   Lockheed Martin Corp., 8.20%, Due 12/1/2009 ..........         1,000       1,036
   Nissan Motor Acceptance Corp., 4.625%, Due
      3/8/2010 ++ .......................................         1,000       1,005
   Norfolk Southern Corp., 8.625%, Due 5/15/2010 ........         1,000       1,060
   Northrop Grumman Corp., 7.125%, Due 2/15/2011 ........         1,000       1,009
                                                                          ---------
                                                                             11,327
                                                                          ---------
INSURANCE - 2.85%
   Hartford Financial Services Group, Inc., 5.25%, Due
      10/15/2011 ........................................           700         593
   ING Security Life Institutional Funding, 4.25%, Due
      1/15/2010 ++ ......................................         1,500       1,493
   John Hancock Global Funding II, 7.90%, Due
      7/2/2010 ++ .......................................         2,000       2,039
   Metropolitan Life Global Funding I, 4.625%, Due
      8/19/2010 ++ ......................................         1,500       1,413
   Monumental Global Funding II, 4.625%, Due
      3/15/2010 ++ ......................................         1,000         983
   Pricoa Global Funding 1, 4.20%, Due 1/15/2010 ++ .....         1,000         985
                                                                          ---------
                                                                              7,506
                                                                          ---------
REAL ESTATE - 0.34%
   Simon Property Group LP, 5.375%, Due 6/1/2011 ........         1,000         896
                                                                          ---------
TELEPHONE - 1.12%
   AT&T Corp., 6.00%, Due 3/15/2009 + ...................         2,000       2,001

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   Vodafone Group plc, 5.50%, Due 6/15/2011 + ...........   $     1,000   $     955
                                                                          ---------
                                                                              2,956
                                                                          ---------
TOTAL CORPORATE OBLIGATIONS                                                  43,655
                                                                          ---------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.64%
   Banc of America Commercial Mortgage, Inc.,
      2005-6 A1, 5.001%, Due 9/10/2047 ..................           475         456
      2007-2 A2, 5.634%, Due 4/10/2049 ..................           800         697
   Wachovia Bank Commercial Mortgage Trust, 2006-C23 A1,
      5.203%, Due 1/15/2045 .............................           548         528
                                                                          ---------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                                  1,681
                                                                          ---------
ASSET-BACKED SECURITIES - 5.67%
   Banc of America Securities Auto Trust, 2005-WF1 A4,
      4.08%, Due 4/18/2010 ..............................         1,102       1,102
   Capital Auto Receivables Asset Trust,
      2006-SN1A A4A, 5.32%, Due 3/20/2010 ++ ............         2,000       1,988
      2006-1 A4, 5.04%, Due 5/17/2010 ...................           250         248
   CarMax Auto Owner Trust, 2005-3 A4, 4.91%, Due
      1/18/2011 .........................................         1,200       1,197
   Chase Manhattan Auto Owner Trust, 2006-A A4, 5.36%,
      Due 1/15/2013 .....................................         2,000       1,979
   Harley-Davidson Motorcycle Trust, 2007-3 A4, 5.52%,
      Due 11/15/2013 ....................................         2,000       1,910
   Household Automotive Trust, 2005-1 A4, 4.35%, Due
      6/18/2012 .........................................         2,474       2,414
   USAA Auto Owner Trust, 2007-1 A4, 5.55%, Due
      2/15/2013 .........................................         3,000       2,929
   Volkswagen Auto Loan Enhanced Trust, 2005-1 A4, 4.86%,
      Due 4/20/2012 .....................................         1,172       1,168
                                                                          ---------
TOTAL ASSET-BACKED SECURITIES                                                14,935
                                                                          ---------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.87%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.87%
      4.968%, Due 12/16/2021 ............................           628         630
      4.201%, Due 8/16/2026 .............................         1,677       1,669
                                                                          ---------
TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS                                 2,299
                                                                          ---------
U.S. AGENCY OBLIGATIONS - 2.73%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.93%
      4.75%, Due 11/3/2009 + ............................         5,000       5,084
                                                                          ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.80%
      7.25%, Due 1/15/2010 ..............................         2,000       2,096
                                                                          ---------
TOTAL U.S. AGENCY OBLIGATIONS                                                 7,180
                                                                          ---------
U.S. TREASURY OBLIGATIONS - 71.17%
      3.125%, Due 11/30/2009 + ..........................        10,400      10,580
      2.00%, Due 2/28/2010 + ............................        20,000      20,131
      2.125%, Due 4/30/2010 + ...........................        20,000      20,222
      2.875%, Due 6/30/2010 + ...........................        20,000      20,458
      4.125%, Due 8/15/2010 + ...........................        20,000      20,967
      4.25%, Due 10/15/2010 + ...........................        20,000      21,110

                             See accompanying notes

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                                PAR
                                                               AMOUNT       VALUE
                                                            -----------   ---------
                                                             (DOLLARS IN THOUSANDS)
   4.375%, Due 12/15/2010 + .............................   $    20,000   $  21,219
   4.50%, Due 2/28/2011 + ...............................        20,000      21,409
   4.875%, Due 4/30/2011 + ..............................        20,000      21,622
   5.125%, Due 6/30/2011 ................................         9,000       9,799
                                                                          ---------
TOTAL U.S. TREASURY OBLIGATIONS                                             187,517
                                                                          ---------

                                                               SHARES
                                                            -----------
SHORT TERM INVESTMENTS - 1.38%
   American Beacon Money Market Select Fund # ...........     1,241,025       1,241
   State Street Institutional Treasury Plus Fund ........     2,385,021       2,385
                                                                          ---------
   TOTAL SHORT TERM INVESTMENTS                                               3,626
                                                                          ---------
SECURITIES LENDING COLLATERAL - 25.14%
   American Beacon Money Market Select Fund # ...........     9,720,888       9,721
   Securities Liquidating AB Trust ......................    33,241,599      32,794
   State Street Navigator Securities Lending Prime
      Portfolio .........................................    23,714,944      23,715
                                                                          ---------
   TOTAL SECURITIES LENDING COLLATERAL                                       66,230
                                                                          ---------
TOTAL INVESTMENTS - 124.17% (COST $326,675)                               $ 327,123
LIABILITIES, NET OF OTHER ASSETS - (24.17%)                                 (63,665)
                                                                          ---------
TOTAL NET ASSETS - 100.00%                                                $ 263,458
                                                                          =========

     Percentages are stated as a percent of net assets.

+    All or a portion of this security is on loan at October 31, 2008.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,906 or 3.76% of net assets. The Fund has no right to demand registration of these securities.

#    The Fund is affiliated by having the same investment advisor.

                             See accompanying notes

                       THIS PAGE INTENTIONALLY LEFT BLANK.

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2008 (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                    BALANCED     LARGE CAP      MID-CAP
                                                                      FUND      GROWTH FUND   VALUE FUND
                                                                  -----------   -----------   ----------
ASSETS:
   Investments in unaffiliated securities, at value (A, D) .....  $   801,661   $    64,917   $   55,683
   Investments in affiliated securities, at value (B) ..........       48,526         5,415        5,453
   Foreign currency, at value (C) ..............................           --            --           --
   Cash ........................................................           --            --           --
   Receivable for investments sold .............................        1,352            --          490
   Dividends and interest receivable ...........................        4,307            66           42
   Receivable for fund shares sold .............................          556           256          163
   Receivable for tax reclaims .................................            4            --           --
   Receivable for expense reimbursement ........................           --            --            9
   Receivable for variation margin on open futures contracts ...          221            25           66
   Prepaid expenses ............................................           25             1            8
                                                                  -----------   -----------   ----------
      TOTAL ASSETS .............................................      856,652        70,680       61,914
                                                                  -----------   -----------   ----------
LIABILITIES:
   Payable for investments purchased ...........................        2,225            --           --
   Payable upon return of securities loaned ....................       99,593        13,469        8,621
   Payable for fund shares redeemed ............................          115            --           34
   Dividends payable ...........................................           --            --           --
   Management and investment advisory fees payable (Note 2) ....          563           112          153
   Administrative service and service fees payable .............           87             2            9
   Other liabilities ...........................................          156            38           37
                                                                  -----------   -----------   ----------
      TOTAL LIABILITIES ........................................      102,739        13,621        8,854
                                                                  -----------   -----------   ----------
NET ASSETS .....................................................  $   753,913   $    57,059   $   53,060
                                                                  ===========   ===========   ==========
ANALYSIS OF NET ASSETS:
Paid-in-capital ................................................      934,568        84,302       93,582
Undistributed net investment income ............................       27,287           610          937
Accumulated net realized gain (loss) ...........................      (73,786)      (15,034)     (12,429)
Unrealized appreciation (depreciation) of investments, futures
   contracts, and foreign currency .............................     (134,156)      (12,819)     (29,030)
                                                                  -----------   -----------   ----------
NET ASSETS. ....................................................  $   753,913   $    57,059   $   53,060
                                                                  ===========   ===========   ==========
Shares outstanding (no par value):
   Institutional Class .........................................    3,439,883        18,522      379,982
                                                                  ===========   ===========   ==========
   PlanAhead Class .............................................   10,648,019           N/A    2,799,908
                                                                  ===========   ===========   ==========
   Service Class ...............................................      785,124           N/A           92
                                                                  ===========   ===========   ==========
   AMR Class ...................................................   59,287,606    12,611,199    5,741,395
                                                                  ===========   ===========   ==========
Net asset value, offering and redemption price per share:
   Institutional Class .........................................  $     10.63   $      4.49   $     5.94
                                                                  ===========   ===========   ==========
   PlanAhead Class .............................................  $      9.91           N/A   $     5.91
                                                                  ===========   ===========   ==========
   Service Class ...............................................  $      9.77           N/A   $     5.87
                                                                  ===========   ===========   ==========
   AMR Class ...................................................  $     10.19   $      4.52   $     5.97
                                                                  ===========   ===========   ==========
(A) Cost of investments in unaffiliated securities .............  $   926,054   $    76,962   $   83,324
(B) Cost of investments in affiliated securities ...............  $    48,526   $     5,415   $    5,453
(C) Cost of foreign currency ...................................  $        --   $        --   $        0
(D) Market value of securities on loan .........................  $    97,848   $    13,436   $    8,536

                             See accompanying notes

                                                 SMALL CAP
                                                   VALUE      EMERGING
                                                OPPORTUNITY    MARKETS    HIGH YIELD     ENHANCED    INTERMEDIATE   SHORT-TERM
                                                    FUND        FUND       BOND FUND   INCOME FUND     BOND FUND    BOND FUND
                                                -----------  ----------   ----------   -----------   ------------  -----------
ASSETS:
   Investments in unaffiliated securities,
      at value (A, D) ........................   $  5,206    $   85,935   $  113,251   $   112,890   $   167,471   $   316,161
   Investments in affiliated securities,
      at value (B) ...........................        243         6,920        5,762         5,779        12,422        10,962
   Foreign currency, at value (C) ............         --         1,166           --            --            --            --
   Cash ......................................         --            --           --            --            --           209
   Receivable for investments sold ...........         --           530           --            --         1,079            --
   Dividends and interest receivable .........          6           173        4,181           899         1,365         2,313
   Receivable for fund shares sold ...........          3           157          285            53           195           573
   Receivable for tax reclaims ...............         --            20           --             1             1            --
   Receivable for expense reimbursement ......         11            --           --            --            --             1
   Receivable for variation margin on open
      futures contracts ......................         --            35           --            --            --            --
   Prepaid expenses ..........................         --            11           17             6             7            16
                                                 --------    ----------   ----------   -----------   -----------   -----------
      TOTAL ASSETS ...........................      5,469        94,947      123,496       119,628       182,540       330,235
                                                 --------    ----------   ----------   -----------   -----------   -----------
LIABILITIES:
   Payable for investments purchased .........         --           241        1,461           281           175            --
   Payable upon return of securities loaned ..      1,047        11,083           --        18,668        34,668        66,677
   Payable for fund shares redeemed ..........         --            10        1,372            10             2             4
   Dividends payable .........................         --            --          178             1            --             8
   Management and investment advisory fees
      payable (Note 2) .......................         12           323          221           109            26            41
   Administrative service and service fees
      payable ................................          1             7           21            45             6            14
   Other liabilities .........................         35           106           96            45            29            33
                                                 --------    ----------   ----------   -----------   -----------   -----------
      TOTAL LIABILITIES ......................      1,095        11,770        3,349        19,159        34,906        66,777
                                                 --------    ----------   ----------   -----------   -----------   -----------
NET ASSETS ...................................   $  4,374    $   83,177   $  120,147   $   100,469   $   147,634   $   263,458
                                                 ========    ==========   ==========   ===========   ===========   ===========
ANALYSIS OF NET ASSETS:
Paid-in-capital ..............................     10,321       122,359      187,390       113,431       157,626       274,756
Undistributed net investment income ..........         65         2,109          503           (96)          501          (563)
Accumulated net realized gain (loss). ........     (4,596)          723      (16,622)       (2,089)       (1,746)      (11,183)
Unrealized appreciation (depreciation) of
   investments, futures contracts, and
   foreign currency ..........................     (1,416)      (42,014)     (51,124)      (10,777)       (8,747)          448
                                                 --------    ----------   ----------   -----------   -----------   -----------
NET ASSETS ...................................   $  4,374    $   83,177   $  120,147   $   100,469   $   147,634   $   263,458
                                                 ========    ==========   ==========   ===========   ===========   ===========
Shares outstanding (no par value):
   Institutional Class .......................    638,241       608,518    9,177,217           N/A    15,354,658    29,816,006
                                                 ========    ==========   ==========   ===========   ===========   ===========
   PlanAhead Class ...........................     15,967       585,719    2,059,161    11,414,600           N/A       900,441
                                                 ========    ==========   ==========   ===========   ===========   ===========
   Service Class .............................        N/A           N/A          N/A           N/A           N/A           N/A
                                                 ========    ==========   ==========   ===========   ===========   ===========
   AMR Class .................................        N/A     8,006,730    6,506,314           N/A           N/A           N/A
                                                 ========    ==========   ==========   ===========   ===========   ===========
Net asset value, offering and redemption
   price per share:
   Institutional Class .......................   $   6.69    $     9.00   $     6.77           N/A   $      9.61   $      8.58
                                                 ========    ==========   ==========   ===========   ===========   ===========
   PlanAhead Class ...........................   $   6.65    $     8.85   $     6.77   $      8.80           N/A   $      8.59
                                                 ========    ==========   ==========   ===========   ===========   ===========
   Service Class .............................        N/A           N/A          N/A           N/A           N/A           N/A
                                                 ========    ==========   ==========   ===========   ===========   ===========
   AMR Class .................................        N/A    $     9.06   $     6.77           N/A           N/A           N/A
                                                 ========    ==========   ==========   ===========   ===========   ===========
(A) Cost of investments in unaffiliated
   securities ................................   $  6,622    $  126,644   $  164,375   $   123,667   $   176,218   $   315,713
(B) Cost of investments in affiliated
   securities ................................   $    243    $    6,920   $    5,762   $     5,779   $    12,422   $    10,962
(C) Cost of foreign currency .................   $     --    $    1,161   $       --   $        --   $        --   $        --
(D) Market value of securities on loan .......   $  1,072    $   10,569   $       --   $    18,205   $    33,921   $    65,307

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008 (IN THOUSANDS)

                                                               LARGE CAP
                                                    BALANCED    GROWTH      MID-CAP
                                                      FUND       FUND     VALUE FUND
                                                   ---------   ---------  ----------
INVESTMENT INCOME:
   Dividend income from unaffiliated
      securities (net of foreign taxes) (A) .....  $  16,185   $  1,105    $  1,943
   Dividend income from affiliated securities ...      1,366        141         172
   Interest income ..............................     20,626          5          18
   Income derived from securities lending, net ..      1,276        102         113
                                                   ---------   --------    --------
         TOTAL INVESTMENT INCOME ................     39,453      1,353       2,246
                                                   ---------   --------    --------
EXPENSES:
   Management and investment advisory fees
      (Note 2) ..................................      2,726        439         631
   Administrative service fees (Note 2):
      Institutional Class .......................        119         --          12
      PlanAhead Class ...........................        408         --          74
      Service Class .............................         25         --          --
      AMR Class .................................         42          4           2
   Transfer agent fees:
      Institutional Class .......................          3         --           5
      PlanAhead Class ...........................         15         --          --
      Service Class .............................          1         --          --
      AMR Class .................................         30         --           2
   Custody and fund accounting fees .............         83          8           8
   Professional fees ............................         43         25          30
   Registration fees and expenses ...............         45         --          45
   Service fees (Note 2):
      PlanAhead Class ...........................        401         --          72
      Service Class .............................         24         --          --
   Distribution fees- Service Class (Note 2) ....         24         --          --
   Prospectus and shareholder reports ...........         59          1           6
   Other expenses ...............................         69          8          12
                                                   ---------   --------    --------
         TOTAL EXPENSES .........................      4,117        485         899
                                                   ---------   --------    --------
   Net (fees waived and expenses reimbursed)/
      recouped by Manager (Note 2) ..............         --         --         (35)
                                                   ---------   --------    --------
         NET EXPENSES ...........................      4,117        485         864
                                                   ---------   --------    --------
NET INVESTMENT INCOME ...........................     35,336        868       1,382
                                                   ---------   --------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain (loss) from: (B)
      Investments ...............................    (52,659)   (11,739)    (10,492)
      Commission recapture (Note 1) .............          8          4          19
      Foreign currency transactions .............         --         --          --
      Futures contracts .........................    (15,022)    (2,978)     (1,570)
   Change in net unrealized appreciation or
      depreciation of:
      Investments ...............................   (265,706)   (23,530)    (29,534)
      Foreign currency translations .............         --         --          --
      Futures contracts .........................    (11,777)      (808)     (1,490)
                                                   ---------   --------    --------
         NET (LOSS) ON INVESTMENTS ..............   (345,156)   (39,051)    (43,067)
                                                   ---------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ....................  $(309,820)  $(38,183)   $(41,685)
                                                   =========   ========    ========
(A) Foreign taxes ...............................  $      12   $     --    $      6
(B) Net of foreign withholding taxes on capital
   gains ........................................  $      --   $     --    $     --

                             See accompanying notes

                                                    SMALL CAP
                                                       VALUE     EMERGING               ENHANCED
                                                   OPPORTUNITY   MARKETS    HIGH YIELD   INCOME    INTERMEDIATE  SHORT-TERM
                                                       FUND        FUND      BOND FUND    FUND       BOND FUND    BOND FUND
                                                   -----------  ---------   ----------  ---------  ------------  ----------
INVESTMENT INCOME:
   Dividend income from unaffiliated
      securities (net of foreign taxes) (A) .....    $   173    $   4,700    $      7   $    226     $     1      $     1
   Dividend income from affiliated securities ...          3          352         236        123         258          251
   Interest income ..............................         --           18      16,482      4,414       6,974        5,407
   Income derived from securities lending, net ..         18          168          45        149         267          169
                                                     -------    ---------    --------   --------     -------      -------
         TOTAL INVESTMENT INCOME ................        194        5,238      16,770      4,912       7,500        5,828
                                                     -------    ---------    --------   --------     -------      -------
EXPENSES:
   Management and investment advisory fees
      (Note 2) ..................................         48        1,573         872        369         365          342
   Administrative service fees (Note 2):
      Institutional Class .......................         22           27         236         --          10           16
      PlanAhead Class ...........................         --           26          58        276          --           14
      Service Class .............................         --           --          --         --          --           --
      AMR Class .................................         --            6           3         --          --           --
   Transfer agent fees:
      Institutional Class .......................          1            1          24         --           4           --
      PlanAhead Class ...........................         --            7           6          4          --            4
      Service Class .............................         --           --          --         --          --           --
      AMR Class .................................         --            7           3         --          --           --
   Custody and fund accounting fees .............          1          644          25         14          17           16
   Professional fees ............................         23           28          34         27          25           27
   Registration fees and expenses ...............         32           26          32         14          19           27
   Service fees (Note 2):
      PlanAhead Class ...........................         --           26          57        269          --           14
      Service Class .............................         --           --          --         --          --           --
   Distribution fees- Service Class (Note 2) ....         --           --          --         --          --           --
   Prospectus and shareholder reports ...........         --            8          60          7           3            6
   Other expenses ...............................          6           22          17          9           7            9
                                                     -------    ---------    --------   --------     -------      -------
         TOTAL EXPENSES .........................        133        2,401       1,427        989         450          475
                                                     -------    ---------    --------   --------     -------      -------
   Net (fees waived and expenses reimbursed)/
      recouped by Manager (Note 2) ..............        (43)          --          --         --          --           (2)
                                                     -------    ---------    --------   --------     -------      -------
         NET EXPENSES ...........................         90        2,401       1,427        989         450          473
                                                     -------    ---------    --------   --------     -------      -------
NET INVESTMENT INCOME ...........................        104        2,837      15,343      3,923       7,050        5,355
                                                     -------    ---------    --------   --------     -------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized gain (loss) from: (B)
      Investments ...............................     (4,268)       8,689     (14,708)    (1,148)         70       (4,833)
      Commission recapture (Note 1) .............          2           --          --         --          --           --
      Foreign currency transactions .............         --       (1,639)         --         --          --           --
      Futures contracts .........................         --       (5,377)         --         --          --           --
   Change in net unrealized appreciation or
      depreciation of:
      Investments ...............................        312     (116,165)    (48,374)   (14,259)     (8,956)         309
      Foreign currency translations .............         --      (16,205)         --         --          --           --
      Futures contracts .........................         --       (1,507)         --         --          --           --
                                                     -------    ---------    --------   --------     -------      -------
         NET (LOSS) ON INVESTMENTS ..............     (3,954)    (132,204)    (63,082)   (15,407)     (8,886)      (4,524)
                                                     -------    ---------    --------   --------     -------      -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ....................    $(3,850)   $(129,367)   $(47,739)  $(11,484)    $(1,836)     $   831
                                                     =======    =========    ========   ========     =======      =======
(A) Foreign taxes ...............................    $    --    $     528    $     --   $      1     $    --      $    --
(B) Net of foreign withholding taxes on capital
   gains ........................................    $    --    $      68    $     --   $     --     $    --      $    --

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Large Cap
                                             Balanced Fund            Growth Fund        Mid-Cap Value Fund
                                        -----------------------   -------------------   -------------------
                                           Year         Year        Year       Year       Year       Year
                                           Ended        Ended       Ended      Ended      Ended      Ended
                                          October      October     October    October    October    October
                                         31, 2008     31, 2007    31, 2008   31, 2007   31, 2008   31, 2007
                                        ----------   ----------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ............   $   35,336   $   33,625   $    868   $    815   $  1,382   $  1,701
   Net realized gain (loss) on
      investments, futures
      contracts, and foreign
      currency transactions .........      (67,673)      60,813    (14,713)     6,273    (12,043)     7,903
   Change in net unrealized
      appreciation or depreciation
      of investments, futures
      contracts, and foreign
      currency translations .........     (277,483)       2,006    (24,338)     4,085    (31,024)    (3,979)
                                        ----------   ----------   --------   --------   --------   --------
         NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS ..............     (309,820)      96,444    (38,183)    11,173    (41,685)     5,625
                                        ----------   ----------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ...........       (1,424)        (762)        (1)        (1)       (84)       (22)
      PlanAhead Class ...............       (5,471)      (3,106)        --         --       (326)      (206)
      Service Class .................         (318)         (43)        --         --         --         --
      AMR Class .....................      (27,782)     (23,927)      (791)      (737)    (1,140)      (563)
   Net realized gain on
      investments:
      Institutional Class ...........       (2,559)      (1,300)        (3)        --       (405)       (86)
      PlanAhead Class ...............      (10,490)      (5,825)        --         --     (2,179)      (706)
      Service Class .................         (602)         (77)        --         --         --         --
      AMR Class .....................      (45,704)     (38,430)    (2,748)        --     (4,985)    (1,766)
                                        ----------   ----------   --------   --------   --------   --------
         NET DISTRIBUTIONS TO
            SHAREHOLDERS ............      (94,350)     (73,470)    (3,543)      (738)    (9,119)    (3,349)
                                        ----------   ----------   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of
      shares                                83,795      239,343     34,857     44,637     30,505     85,804
   Reinvestment of dividends and
      distributions                         93,808       72,959      3,543        738      9,098      3,346
   Cost of shares redeemed                (181,757)    (126,358)   (41,432)   (36,145)   (63,782)   (60,513)
   Redemption fees                              --           --         --         --         43        161
                                        ----------   ----------   --------   --------   --------   --------
         NET INCREASE (DECREASE) IN
            NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS ......       (4,154)     185,944     (3,032)     9,230    (24,136)    28,798
                                        ----------   ----------   --------   --------   --------   --------
NET INCREASE (DECREASE) IN NET
   ASSETS ...........................     (408,324)     208,918    (44,758)    19,665    (74,940)    31,074
                                        ----------   ----------   --------   --------   --------   --------
NET ASSETS:
   Beginning of period ..............    1,162,237      953,319    101,817     82,152    128,000     96,926
                                        ----------   ----------   --------   --------   --------   --------
   END OF PERIOD * ..................   $  753,913   $1,162,237   $ 57,059   $101,817   $ 53,060   $128,000
                                        ==========   ==========   ========   ========   ========   ========
* Includes undistributed net
   investment income (loss) of ......   $   27,287   $   26,249   $    610   $    552   $    937   $  1,243
                                        ==========   ==========   ========   ========   ========   ========

                             See accompanying notes

                                          Small Cap Value           Emerging                                       Enhanced
                                          Opportunity Fund        Markets Fund        High Yield Bond Fund       Income Fund
                                        -------------------   --------------------   ---------------------   -------------------
                                          Year       Year        Year       Year        Year        Year       Year       Year
                                          Ended      Ended      Ended       Ended      Ended       Ended       Ended      Ended
                                         October    October    October     October    October     October     October    October
                                        31, 2008   31, 2007    31, 2008   31, 2007    31, 2008    31, 2007   31, 2008   31, 2007
                                        --------   --------   ---------   --------   ---------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ............   $    104   $   148    $   2,837   $  2,414   $  15,343   $  22,739   $  3,923   $  3,774
   Net realized gain (loss) on
      investments, futures
      contracts, and foreign
      currency transactions .........     (4,266)     (371)       1,673     43,507     (14,708)      1,834     (1,148)     2,870
   Change in net unrealized
      appreciation or depreciation
      of investments, futures
      contracts, and foreign
      currency translations .........        312    (1,878)    (133,877)    55,340     (48,374)     (3,549)   (14,259)       212
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
         NET INCREASE (DECREASE) IN
            NET ASSETS RESULTING FROM
            OPERATIONS ..............     (3,850)   (2,101)    (129,367)   101,261     (47,739)     21,024    (11,484)     6,856
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ...........       (134)      (17)         (58)      (101)     (7,731)    (16,871)        --         --
      PlanAhead Class ...............         (1)       --          (43)       (15)     (1,837)     (4,915)    (5,038)    (4,171)
      Service Class .................         --        --           --         --          --          --         --         --
      AMR Class .....................         --        --       (2,023)    (1,130)     (5,774)       (949)        --         --
   Net realized gain on
      investments:
      Institutional Class ...........         --        (9)      (2,019)    (2,407)         --          --         --         --
      PlanAhead Class ...............         --        --       (1,876)      (922)         --          --     (2,097)       (74)
      Service Class .................         --        --           --         --          --          --         --         --
      AMR Class .....................         --        --      (39,911)   (19,268)         --          --         --         --
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
         NET DISTRIBUTIONS TO
            SHAREHOLDERS ............       (135)      (26)     (45,930)   (23,843)    (15,342)    (22,735)    (7,135)    (4,245)
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of
      shares                               1,610    29,224       28,155     87,824      72,610     209,900     79,277     15,667
   Reinvestment of dividends and
      distributions                          135        26       45,849     23,764      13,364      19,203      7,127      4,245
   Cost of shares redeemed               (23,073)   (2,199)    (112,884)   (49,405)   (128,737)   (313,378)   (67,105)   (48,649)
   Redemption fees                            --        --          161         53          --          --         --         --
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
         NET INCREASE (DECREASE) IN
            NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS ......    (21,328)   27,051      (38,719)    62,236     (42,763)    (84,275)    19,299    (28,737)
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
NET INCREASE (DECREASE) IN NET
   ASSETS ...........................    (25,313)   24,924     (214,016)   139,654    (105,844)    (85,986)       680    (26,126)
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
NET ASSETS:
   Beginning of period ..............     29,687     4,763      297,193    157,539     225,991     311,977     99,789    125,915
                                        --------   -------    ---------   --------   ---------   ---------   --------   --------
   END OF PERIOD * ..................   $  4,374   $29,687    $  83,177   $297,193   $ 120,147   $ 225,991   $100,469   $ 99,789
                                        ========   =======    =========   ========   =========   =========   ========   ========
* Includes undistributed net
   investment income (loss) of ......   $     65   $   126    $   2,109   $  2,180   $     503   $     503   $    (96)  $    575
                                        ========   =======    =========   ========   =========   =========   ========   ========

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                      Intermediate Bond Fund       Short-Term Bond Fund
                                                                    -------------------------   -------------------------
                                                                     Year Ended    Year Ended    Year Ended    Year Ended
                                                                    October 31,   October 31,   October 31,   October 31,
                                                                        2008          2007          2008          2007
                                                                    -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ........................................    $  7,050      $  4,932      $  5,355      $  3,893
   Net realized gain (loss) on investments, futures contracts,
      and foreign currency transactions .........................          70           280        (4,833)          237
   Change in net unrealized appreciation or depreciation
      of investments, futures contracts, and foreign currency
      translations ..............................................      (8,956)          560           309           624
                                                                     --------      --------      --------      --------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
         OPERATIONS .............................................      (1,836)        5,772           831         4,754
                                                                     --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class .......................................      (7,053)       (4,946)       (6,084)       (4,046)
      PlanAhead Class ...........................................          --           (13)         (220)         (227)
   Net realized gain on investments:
                                                                     --------      --------      --------      --------
      NET DISTRIBUTIONS TO SHAREHOLDERS .........................      (7,053)       (4,959)       (6,304)       (4,273)
                                                                     --------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares                                      103,092        26,882       200,633        22,984
   Reinvestment of dividends and distributions                          7,052         4,957         6,236         4,264
   Cost of shares redeemed                                            (63,295)      (21,223)      (30,341)      (15,932)
                                                                     --------      --------      --------      --------
      NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
         TRANSACTIONS ...........................................      46,849        10,616       176,528        11,316
                                                                     --------      --------      --------      --------
NET INCREASE IN NET ASSETS ......................................      37,960        11,429       171,055        11,797
                                                                     --------      --------      --------      --------
NET ASSETS:
   Beginning of period ..........................................     109,674        98,245        92,403        80,606
                                                                     --------      --------      --------      --------
   END OF PERIOD * ..............................................    $147,634      $109,674      $263,458      $ 92,403
                                                                     ========      ========      ========      ========
* Includes undistributed net investment income (loss) of ........    $    501      $    502      $   (563)     $     19
                                                                     ========      ========      ========      ========

                             See accompanying notes

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Small Cap Value Opportunity Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

          Effective September 12, 2008 American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms. Prior to September 12 the Manager was a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc. ("American").

Class Disclosure

          Each Fund, except the Enhanced Income Fund and Intermediate Bond Fund, has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                --------------------------------------------------------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million
PLANAHEAD CLASS       General public and investors investing through an
                      intermediary
SERVICE CLASS         Investors investing through an intermediary
AMR CLASS             Investors in the tax-exempt retirement and benefit plans
                      of AMR Corporation and its affiliates

          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

          Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

          Effective February 28, 2007, the PlanAhead Class of the Intermediate Bond Fund was closed.

Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

          Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgment of the pricing committee of the Funds, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale.

          The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds' Statement of Operations.

Forward Foreign Currency Contracts

          The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets,

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as a Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Dividends to Shareholders

          Dividends from net investment income of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity and Emerging Markets Funds normally will be declared and paid at least annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

          The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

          The Institutional, PlanAhead, and AMR Classes of the Emerging Markets Fund impose a 2% redemption fee on certain shares held for less than 90 days, and the AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Funds. The "first-in, first-out" method is used to determine the holding period. The fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

Recently Issued Accounting Pronouncements

          In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

          In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. The Manager is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statements and related disclosures.

Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Balanced, Large Cap Growth, Mid-Cap Value, Small Cap Value Opportunity, Emerging Markets, High Yield Bond, Enhanced Income, and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager received from the Balanced Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Small Cap Value Opportunity Fund, Emerging Markets Fund, High Yield Bond Fund, and Enhanced Income Fund an annualized fee equal to amounts paid by the Manager to the sub-advisors hired by the Manager plus, through September 11, 2008, 0.10% of the Funds' average daily net assets, and from September 12, 2008, 0.05% of the Funds' average daily net assets. The Manager received an annualized fee from the Intermediate Bond Fund of, through September 11, 2008, 0.25% of the average daily net assets, and from September 12, 2008, 0.20% of the average daily net assets. The Manager pays a portion of its fee from the Intermediate Bond Fund to a sub-advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager is one of the investment advisors of the Balanced and Enhanced Income Funds and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Manager serves as the sole investment advisor to the Short-Term Bond Fund, and through September 11, 2008, the Manager received an annualized fee equal to 0.25% of the average daily net assets of the Fund, and from September 12, 2008, the Manager received an annualized fee equal to 0.20% of average daily net assets. Management fees paid during the year ended October 31, 2008 were as follows (dollars in thousands):

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

                                                              AMOUNTS PAID   NET AMOUNTS
                                   MANAGEMENT   MANAGEMENT   TO INVESTMENT   RETAINED BY
                                    FEE RATE        FEE         ADVISORS       MANAGER
                                  -----------   ----------   -------------   -----------
Balanced ......................   0.175%-0.70%    $2,726         $1,774          $952
Large Cap Growth ..............    0.30%-0.55%       439            361            78
Mid-Cap Value .................    0.35%-1.10%       631            544            87
Small Cap Value Opportunity ...    0.40%-0.55%        48             40             8
Emerging Markets ..............    0.60%-1.20%     1,573          1,324           249
High Yield Bond ...............    0.30%-0.52%       872            699           173
Enhanced Income ...............    0.20%-0.85%       369            267           102
Intermediate Bond .............    0.20%-0.25%       365            122           243

          As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2008, securities lending fees paid to the Manager were as follows (in thousands):

Balanced ................................................................   $208
Large Cap Growth ........................................................     16
Mid-Cap Value ...........................................................     18
Small Cap Value Opportunity .............................................      2
Emerging Markets ........................................................     26
High Yield Bond .........................................................      5
Enhanced Income .........................................................     25
Intermediate Bond .......................................................     48
Short-Term Bond .........................................................     39

Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager received, through September 11, 2008, an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead, and Service Classes of each of the Funds, except for the Institutional Class of the Intermediate Bond and Short-Term Bond Funds from which the Manager did not receive a fee. From September 12, 2008, the Manager received an annualized fee of 0.05% of the average daily net assets of the AMR Class and 0.30% of the average daily net assets of the Institutional, PlanAhead, and Service Classes of each Fund except for the Institutional Class of the Intermediate Bond and Short-Term Bond Funds from which the Manager received a fee of 0.05% of average daily net assets.

Distribution Plans

          The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

          A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

Service Plans

          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of each Fund.

Brokerage Commissions

          Affiliated entities of a sub-advisor to the Large Cap Growth Fund and the Emerging Markets Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $576 and $1,777, respectively for the year ended October 31, 2008.

Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Funds and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee up to 0.10% of its average daily net assets. During the year ended October 31, 2008, fees earned by the Manager from the Affiliated Funds were as follows (in thousands):

                                                          SECURITIES LENDING
                                  DIRECT INVESTMENT IN   COLLATERAL INVESTED
                                    AFFILIATED FUNDS     IN AFFILIATED FUNDS   TOTAL
                                  --------------------   -------------------   -----
Balanced ......................            $40                   $192           $232
Large Cap Growth ..............              1                     18             19
Mid-Cap Value .................              5                     13             18
Small Cap Value Opportunity ...             --                      2              2
Emerging Markets ..............             10                     18             28
High Yield Bond ...............              6                     --              6
Enhanced Income ...............              4                     23             27
Intermediate Bond .............              8                     34             42
Short-Term Bond ...............              7                     24             31

Interfund Lending Program

          Pursuant to an exemptive order by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2008, the Fund did not utilize the credit facility.

Reimbursement of Expenses

          The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Fund's expense cap. For the period ended October 31, 2008, the Manager waived or reimbursed expenses as follows:

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

                                                      Expense Cap
                                  -----------------------------------------------
                                                  11/1/07    3/1/08     WAIVED OR
                                                     TO        TO      REIMBURSED
FUND                                  CLASS       2/28/08   10/31/08    EXPENSES
----                              -------------   -------   --------   ----------
Large Cap Growth ..............   Institutional    0.90%      0.90%      $    63
Mid-Cap Value .................   Institutional    0.90%      0.98%        8,564
Mid-Cap Value .................   PlanAhead        1.23%      1.23%       26,275
Mid-Cap Value .................   Service           N/A       1.50%            4
Small Cap Value Opportunity ...   Institutional    1.05%      1.05%       42,833
Small Cap Value Opportunity ...   PlanAhead        1.30%      1.30%          580
Short-Term Bond ...............   PlanAhead        0.87%       N/A         1,657

Expense Reimbursement Plan

          The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

          The activity related to repayment of prior year fee waivers and expense reimbursements during the year ended October 31, 2008 was as follows:

Balanced- Service Class

EXPIRATION   LIABILITY AT                                  LIABILITY AT
   YEAR        10/31/07     ACCRUED   EXPIRED   RECOUPED     10/31/08
----------   ------------   -------   -------   --------   ------------
   2008          1,016         --        --       1,016          --
   2009             13         --        --          13          --
                ------        ---       ---      ------         ---
                $1,029        $--       $--      $1,029         $--
                ======        ===       ===      ======         ===

Emerging Markets- PlanAhead Class

EXPIRATION   LIABILITY AT                                  LIABILITY AT
   YEAR        10/31/07     ACCRUED   EXPIRED   RECOUPED     10/31/08
----------   ------------   -------   -------   --------   ------------
   2008          4,734         --        --       4,734          --
   2009          2,926         --        --       2,926          --
                ------        ---       ---      ------         ---
                $7,660        $--       $--      $7,660         $--
                ======        ===       ===      ======         ===

Mid-Cap Value- AMR Class

EXPIRATION   LIABILITY AT                                   LIABILITY AT
   YEAR        10/31/07     REVERSED   EXPIRED   RECOUPED     10/31/08
----------   ------------   --------   -------   --------   ------------
   2008          5,596           --       --       5,596          --
   2009          2,537        2,537       --          --          --
                ------       ------      ---      ------         ---
                $8,133       $2,537      $--      $5,596         $--
                ======       ======      ===      ======         ===

          The remaining Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Funds adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48"), on November 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended October 31, 2008 remains subject to

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows (in thousands)

                                            BALANCED          LARGE CAP GROWTH          MID-CAP VALUE
                                   ----------------------- ----------------------- -----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                   OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                       2008        2007        2008        2007        2008        2007
                                   ----------- ----------- ----------- ----------- ----------- -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........    $ 1,997     $   906     $    1       $  1       $  139       $   84
   PlanAhead Class ..............      7,821       3,751         --         --          618          714
   Service Class ................        453          52         --         --           --           --
   AMR Class ....................     38,025      28,183        791        737        1,809        1,835
LONG-TERM CAPITAL GAIN
   Institutional Class ..........      1,986       1,156          3         --          350           24
   PlanAhead Class ..............      8,140       5,180         --         --        1,887          198
   Service Class ................        467          68         --         --           --           --
   AMR Class ....................     35,461      34,174      2,748         --        4,316          494
                                     -------     -------     ------       ----       ------       ------
      TOTAL DISTRIBUTIONS PAID ..    $94,350     $73,470     $3,543       $738       $9,119       $3,349
                                     =======     =======     ======       ====       ======       ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

                                         SMALL CAP VALUE
                                           OPPORTUNITY         EMERGING MARKETS       HIGH YIELD BOND
                                   ----------------------- ----------------------- -----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                   OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                       2008        2007        2008        2007        2008        2007
                                   ----------- ----------- ----------- ----------- ----------- -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........     $134        $25        $   550     $   412      $ 7,731    $16,871
   PlanAhead Class ..............        1          1            499         135        1,837      4,915
   Service Class ................       --         --             --          --           --         --
   AMR Class ....................       --         --         11,725       3,613        5,774        949
LONG-TERM CAPITAL GAIN
   Institutional Class ..........       --         --          1,527       2,096           --         --
   PlanAhead Class ..............       --         --          1,420         802           --         --
   Service Class ................       --         --             --          --           --         --
   AMR Class ....................       --         --         30,209      16,785           --         --
                                      ----        ---        -------     -------      -------    -------
      TOTAL DISTRIBUTIONS PAID ..     $135        $26        $45,930     $23,843      $15,342    $22,735
                                      ====        ===        =======     =======      =======    =======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

                                       ENHANCED INCOME       INTERMEDIATE BOND        SHORT-TERM BOND
                                   ----------------------- ----------------------- -----------------------
                                    YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                   OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                       2008        2007        2008        2007        2008        2007
                                   ----------- ----------- ----------- ----------- ----------- -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME*
   Institutional Class ..........    $   --       $   --     $7,053      $4,946        $6,084    $4,046
   PlanAhead Class ..............     5,674        4,171         --          13           220       227
   AMR Class ....................        --           --         --          --            --        --
LONG-TERM CAPITAL GAIN                   --           --         --          --            --        --
   Institutional Class ..........        --           --         --          --            --        --
   PlanAhead Class ..............     1,461           74         --          --            --        --
   AMR Class ....................        --           --         --          --            --        --
                                     ------       ------     ------      ------        ------    ------
      TOTAL DISTRIBUTIONS PAID ..    $7,135       $4,245     $7,053      $4,959        $6,304    $4,273
                                     ======       ======     ======      ======        ======    ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                                                              SMALL CAP
                                                                                                                VALUE      EMERGING
                                                                BALANCED  LARGE CAP GROWTH   MID-CAP VALUE   OPPORTUNITY    MARKETS
                                                               ---------  ----------------   -------------   -----------   ---------
Cost basis of investments for federal income tax purposes      $ 990,253      $ 83,133          $ 89,217       $ 6,873     $146,978
Unrealized appreciation                                           35,914         1,198               202            85          486
Unrealized depreciation                                         (175,980)      (13,999)          (28,283)       (1,509)     (54,609)
                                                               ---------       -------          --------       -------     --------
Net unrealized appreciation/(depreciation)                      (140,066)      (12,801)          (28,081)       (1,424)     (54,123)
Undistributed ordinary income                                     27,937           611               937            64        2,109
Undistributed long-term gain/(loss)                              (68,541)      (15,053)          (13,378)       (4,586)      12,822
                                                               ---------      --------          --------       -------     --------
Distributable earnings                                         $(180,670)      $(27,243)         $(40,522)      $(5,946)   $(39,192)
                                                               =========      ========          ========       =======     ========

                                                             HIGH YIELD BOND   ENHANCED INCOME   INTERMEDIATE BOND  SHORT-TERM BOND
                                                             ---------------   ---------------   -----------------  ---------------
Cost basis of investments for federal income tax purposes       $170,655         $ 129,681          $188,642           $327,774
Unrealized appreciation                                               89               189               179              2,414
Unrealized depreciation                                          (51,731)          (11,201)           (8,928)            (3,065)
                                                                --------          --------           -------           --------
Net unrealized appreciation/(depreciation)                       (51,642)          (11,012)           (8,749)              (651)
Undistributed ordinary income                                        325               107               502                528
Undistributed long-term gain/(loss)                              (16,104)           (2,058)           (1,744)           (11,183)
                                                                --------          --------           -------           --------
Distributable earnings                                          $(67,421)         $(12,963)          $(9,991)          $(11,306)
                                                                ========          ========           =======           ========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies, reclassifications of income from real estate investment securities, and income adjustments associated with contingent payment debt instruments.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses that have been reclassified as of October 31, 2008 (in thousands):

                                            LARGE CAP MID-CAP  SMALL CAP VALUE EMERGING   HIGH     ENHANCED INTERMEDIATE SHORT-TERM
                                   BALANCED  GROWTH    VALUE     OPPORTUNITY    MARKETS YIELD BOND  INCOME       BOND       BOND
                                   -------- --------- -------- --------------- -------- ---------- -------- ------------ ----------
Paid-in-capital ..................   $   7     $(1)     $  34         $  1       $ 122      $--      $ 407    $(7,045)    $(1,218)
Undistributed net investment
   income ........................     697     (18)      (138)         (30)       (784)      (1)       444          2         367
Accumulated net realized gain
   (loss) ........................    (704)     19        104           29         663       --       (851)     7,043         852
Unrealized appreciation
   (depreciation) of investments,
   futures contracts and
   foreign currency ..............      --      --         --           --          (1)       1         --         --          (1)

          At October 31, 2008, capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                               2009  2010  2011  2012   2013    2014   2015    2016    TOTAL
----                               ----  ----  ----  ----  ------  ------  ----  -------  -------
Balanced ........................  $--   $ --  $ --  $ --  $   --  $   --  $ --  $68,541  $68,541
Large Cap Growth ................   --     --    --    --      --      --    --   15,053   15,053
Mid-Cap Value ...................   --     --    --    --      --      --    --   13,378   13,378
Small Cap Value Opportunity .....   --     --    --    --      --      --   313  $ 4,273    4,586
High Yield Bond .................   --     --    --    --      --   1,772    --   14,332   16,104
Enhanced Income .................   --     --    --    --      --      --    --    2,058    2,058
Intermediate Bond ...............   --    328    --    --     318   1,098    --       --    1,744
Short-Term Bond .................   --    913   161   800   1,256   2,387   467    5,199   11,183

          The Intermediate Bond Fund utilized $61 of net capital loss carryovers, and the Intermediate Bond and Short-Term Bond Fund had $7,046 and $1,218, respectively of expired capital loss carryovers for the year ended October 31, 2008.

4. INVESTMENT TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2008 were as follows (in thousands):

                                            LARGE CAP MID-CAP  SMALL CAP VALUE EMERGING   HIGH     ENHANCED INTERMEDIATE SHORT-TERM
                                   BALANCED  GROWTH    VALUE     OPPORTUNITY    MARKETS YIELD BOND  INCOME       BOND       BOND
                                   -------- --------- -------- --------------- -------- ---------- -------- ------------ ----------
Purchases (excluding U.S.
   government securities) ........ $399,609 $ 86,822  $23,984     $ 7,400      $152,065  $269,436   $61,730   $ 88,468    $ 37,475
Sales and maturities (excluding
   U.S. government
   securities) ...................  429,255  101,604   69,603      28,905       240,711   313,927    42,041     47,523      23,016
Purchases of U.S. government
   securities ....................  109,870       --       --          --            --        --    32,328     99,298     169,278
Sales and maturities of U.S.
   government securities .........  194,476       --       --          --            --        --    37,548    101,058       5,687

          A summary of the Funds' direct transactions in Affiliated Funds for the year ended October 31, 2008 is set forth below (in thousands):

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

                                               OCTOBER 31, 2007                            OCTOBER 31, 2008
                                  AFFILIATE   SHARES/MARKET VALUE  PURCHASES     SALES    SHARES/MARKET VALUE
                                 -----------  -------------------  ---------   --------   -------------------
Balanced .....................   Select Fund        $57,102         $416,472   $439,568         $34,006
Large Cap Growth .............   Select Fund          4,534           52,331     53,414           3,451
Mid-Cap Value ................   Select Fund          2,299           82,118     80,220           4,196
Small Cap Value Opportunity ..   Select Fund             30            1,809      1,749              90
Emerging Markets .............   Select Fund         17,218          138,745    150,659           5,304
High Yield Bond ..............   Select Fund          7,084          109,507    110,829           5,762
Enhanced Income ..............   Select Fund          3,297          106,499    106,739           3,057
Intermediate Bond ............   Select Fund          3,359          105,703    101,694           7,368
Short-Term Bond ..............   Select Fund          7,599          112,346    118,704           1,241

5. SECURITIES LENDING

          Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. It is the Funds' policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. The amount of this temporary difference at October 31, 2008 is disclosed as the calculated mark in the table below.

          Prior to June 1, 2008, the Funds, the Agent, and the Manager retain 65%, 25%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. From June 1, 2008, the Funds, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To the extent that a loan is secured by non-cash collateral, borrowers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager using the same percentages as above. The Fund also continues to receive income on the securities loaned and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

          Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

          At October 31, 2008, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

                                                                CASH COLLATERAL   UNREALIZED LOSS
                               MARKET VALUE OF      NON-CASH       POSTED BY          ON CASH                          TOTAL VALUE
FUND                          SECURITIES ON LOAN   COLLATERAL      BORROWER          COLLATERAL     CALCULATED MARK   OF COLLATERAL
----                          ------------------   ----------   ---------------   ---------------   ---------------   -------------
Balanced                           $97,848             $--            $99,593           669               638            100,900
Large Cap Growth                    13,436              20             13,469            90               260             13,839
Mid-Cap Value                        8,536              10              8,621            58               161              8,850
Small Cap Value Opportunity          1,072              --              1,047             7                57              1,111
Emerging Markets                    10,569              --             11,083            74                48             11,205
Enhanced Income                     18,205              --             18,668           125               (83)            18,710
Intermediate Bond                   33,921              --             34,668           233               (54)            34,847
Short-Term Bond                     65,307              --             66,677           448               (35)            67,090

          Cash collateral for each Fund, was invested in a joint investment account, which is comprised of an investment in the Select Fund and other short-term investments. The underlying securities allocated to the Funds are stated at market value and have been included as investments on each Fund's Schedule of Investments and Statements of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending and unrealized losses are included in the Change in unrealized appreciation and depreciation of investments on the Fund's Statements of Operations.

          Non-cash collateral received by the Funds may not be sold or repledged; therefore, non-cash collateral is not included on a Fund's Schedule of Investments or Statement of Assets and Liabilities.

          At the close of business on October 9, 2008, the joint investment account in which the Fund's invest redeemed for cash and securities on behalf of the Funds its shares in the Cash Trust as follows (in thousands):

FUND                                              CASH      SECURITIES
----                                             --------   ----------
Balanced .....................................    $74,101     $69,036
Large Cap Growth..............................      7,173       6,683
Mid-Cap Value ................................      5,390       5,021
Small Cap Value Opportunity ..................        607         566
Emerging Markets..............................      6,931       6,457
Enhanced Income ..............................     10,989      10,238
Intermediate Bond.............................     21,085      19,644
Short-Term Bond ..............................     36,829      34,312

          The cash proceeds were invested in other money market funds and the securities were invested in the Securities Liquidating AB Trust.

6. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

YEAR ENDED OCTOBER 31, 2008

                                    INSTITUTIONAL CLASS    PLANAHEAD CLASS        SERVICE CLASS        AMR CLASS
                                    -------------------   ------------------    ----------------   -----------------
BALANCED FUND                        SHARES     AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT   SHARES    AMOUNT
-------------                       -------   ---------   -------   --------    ------   -------   ------   --------
Shares sold .....................    1,198    $ 16,083     2,230    $ 28,546      297    $ 3,951    2,713   $ 35,215
Reinvestment of dividends .......      272       3,895     1,160      15,508       70        920    5,368     73,485
Shares redeemed .................   (1,225)    (16,311)   (6,179)    (76,210)    (218)    (2,729)  (6,818)   (86,507)
                                    ------    --------    ------    --------     ----    -------   ------   --------
Net increase (decrease) in shares
   outstanding ..................      245    $  3,667    (2,789)   $(32,156)     149    $ 2,142    1,263   $ 22,193
                                    ======    ========    ======    ========     ====    =======   ======   ========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

                                    INSTITUTIONAL CLASS        AMR CLASS
                                    -------------------   ------------------
LARGE CAP GROWTH FUND                SHARES     AMOUNT     SHARES    AMOUNT
---------------------               -------   ---------   -------   --------
Shares sold .....................       4       $ 22       5,386    $ 34,835
Reinvestment of dividends .......     ---          4         492       3,539
Shares redeemed .................      (1)        (8)     (6,432)    (41,424)
                                      ---       ----      ------    --------
Net increase (decrease) in shares
   outstanding ..................       3       $(18)       (554)   $ (3,050)
                                      ===       ====      ======    ========

                                    INSTITUTIONAL CLASS    PLANAHEAD CLASS        SERVICE CLASS        AMR CLASS
                                    -------------------   ------------------    ----------------   -----------------
MID-CAP VALUE FUND                   SHARES     AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT   SHARES    AMOUNT
------------------                  -------   ---------   -------   --------    ------   -------   ------   --------
Shares sold .....................      322    $ 2,868       1,423   $ 12,385       --      $--      1,756   $ 15,252
Reinvestment of dividends .......       50        469         263      2,504       --       --        641      6,125
Shares redeemed .................     (541)    (4,589)*    (2,825)   (25,705)*     --       -- *   (3,772)   (33,445)*
                                      ----    -------      ------   --------      ---      ---     ------   --------
Net (decrease) in shares
   outstanding ..................     (169)   $(1,252)     (1,139)  $(10,816)      --      $--     (1,375)  $(12,068)
                                      ====    =======      ======   ========      ===      ===     ======   ========

*    Net of Redemption Fees

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS
                                    -------------------   ------------------
SMALL CAP VALUE OPPORTUNITY FUND     SHARES     AMOUNT     SHARES    AMOUNT
--------------------------------    -------   ---------   -------   --------
Shares sold .....................      164    $  1,406       24      $ 204
Reinvestment of dividends .......       14         134       --          1
Shares redeemed .................   (2,405)    (22,928)     (17)      (145)
                                    ------    --------      ---      -----
Net increase (decrease) in shares
   outstanding ..................   (2,227)   $(21,388)       7      $  60
                                    ======    ========      ===      =====

                                    INSTITUTIONAL CLASS    PLANAHEAD CLASS          AMR CLASS
                                    -------------------   ------------------    ------------------
EMERGING MARKETS FUND               SHARES     AMOUNT     SHARES    AMOUNT      SHARES     AMOUNT
---------------------               -------   ---------   -------   --------    ------   ---------
Shares sold .....................        7     $   117      540     $ 9,707      1,030   $  18,331
Reinvestment of dividends .......      109       2,039      101       1,876      2,222      41,934
Shares redeemed .................      (76)     (1,074)*   (544)     (9,254)*   (6,393)   (102,395)*
                                       ---     -------     ----     -------     ------   ---------
Net increase (decrease) in shares
   outstanding ..................       40     $ 1,082       97     $ 2,329     (3,141)  $ (42,130)
                                       ===     =======     ====     =======     ======   =========

*    Net of Redemption Fees

                                    INSTITUTIONAL CLASS    PLANAHEAD CLASS          AMR CLASS
                                    -------------------   ------------------    ------------------
HIGH YIELD BOND FUND                 SHARES     AMOUNT     SHARES    AMOUNT      SHARES     AMOUNT
--------------------                -------   ---------   -------   --------    ------   ---------
Shares sold .....................    3,029    $ 28,128     2,332    $ 21,959     2,416    $ 22,523
Reinvestment of dividends .......      645       5,835       193       1,751       639       5,778
Shares redeemed .................   (5,867)    (54,359)   (3,309)    (31,075)   (4,693)    (43,303)
                                    ------    --------    ------    --------    ------    --------
Net (decrease) in shares
   outstanding ..................   (2,193)   $(20,396)     (784)   $ (7,365)   (1,638)   $(15,002)
                                    ======    ========    ======    ========    ======    ========

                                      PLANAHEAD CLASS
                                    -------------------
ENHANCED INCOME FUND                 SHARES     AMOUNT
--------------------                -------   ---------
Shares sold .....................    8,011    $  79,277
Reinvestment of dividends .......      714        7,127
Shares redeemed .................   (6,812)     (67,105)
                                    ------    ---------
Net increase in shares
   outstanding ..................    1,913    $  19,299
                                    ======    =========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2008

                                    INSTITUTIONAL CLASS
                                    -------------------
INTERMEDIATE BOND FUND               SHARES     AMOUNT
----------------------              -------   ---------
Shares sold .....................   10,030    $103,092
Reinvestment of dividends .......      695       7,052
Shares redeemed .................   (6,232)    (63,295)
                                    ------    --------
Net increase in shares
   outstanding ..................    4,493    $ 46,849
                                    ======    ========

                                    INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                    -------------------   -----------------
SHORT-TERM BOND FUND                 SHARES     AMOUNT     SHARES    AMOUNT
---------------------               -------   ---------   -------   -------
Shares sold .....................   22,147    $193,487       816    $ 7,146
Reinvestment of dividends .......      696       6,082        17        154
Shares redeemed .................   (3,197)    (27,969)     (271)    (2,372)
                                    ------    --------      ----    -------
Net increase in shares
   outstanding ..................   19,646    $171,600       562    $ 4,928
                                    ======    ========      ====    =======

PERIOD ENDED OCTOBER 31, 2007

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS        SERVICE CLASS        AMR CLASS
                                    -------------------   -------------------    ----------------   ----------------
BALANCED FUND                        SHARES     AMOUNT     SHARES    AMOUNT      SHARES    AMOUNT   SHARES    AMOUNT
-------------                       -------   ---------   -------   ---------    ------   -------   ------   -------
Shares sold .....................    2,632    $ 40,892     9,160    $ 133,607      637   $ 9,354    3,668   $ 55,490
Reinvestment of dividends .......      133      (2,010)      596        8,472        9       120    4,292     62,357
Shares redeemed .................     (997)    (15,809)   (3,818)     (56,412)    (115)   (1,681)  (3,474)   (52,456)
                                     -----    --------    ------    ---------     ----   -------   ------   --------
Net increase in shares
   outstanding ..................    1,768    $ 27,093     5,938    $  85,667      531   $ 7,793    4,486   $ 65,391
                                     =====    ========    ======    =========     ====   =======   ======   ========

                                    INSTITUTIONAL CLASS         AMR CLASS
                                    -------------------   ------------------
LARGE CAP GROWTH FUND                SHARES    AMOUNT     SHARES     AMOUNT
---------------------               -------   ---------   -------   --------
Shares sold .....................       6       $ 42       6,219    $ 44,595
Reinvestment of dividends .......      --          1         106         737
Shares redeemed .................      (6)       (47)     (4,970)    (36,098)
                                      ---       ----      ------    --------
Net increase (decrease) in shares
   outstanding ..................      --       $ (4)      1,355    $  9,234
                                      ===       ====      ======    ========

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS         AMR CLASS
                                    -------------------   -------------------   ----------------   ------------------
MID-CAP VALUE FUND                   SHARES     AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
------------------                  -------   ---------   -------   ---------   ------   -------   ------   ---------
Shares sold .....................      306     $3,462      2,186    $24,108        --      $ 1      5,200    $ 58,233
Reinvestment of dividends .......       10        106         85        911        --       --        215       2,329
Shares redeemed .................      (81)      (899)*     (854)    (9,358)*      --       --     (4,398)    (50,095)*
                                       ---     ------      -----    -------       ---      ---     ------    --------
Net increase in shares
   outstanding ..................      235     $2,669      1,417    $15,661        --      $ 1      1,017    $ 10,467
                                       ===     ======      =====    =======       ===      ===     ======    ========

*    Net of Redemption Fees

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS
                                    -------------------   ------------------
SMALL CAP VALUE OPPORTUNITY FUND     SHARES    AMOUNT     SHARES     AMOUNT
--------------------------------    -------   ---------   -------   --------
Shares sold .....................    2,568     $28,729      46        $ 495
Reinvestment of dividends .......        2          25      --            1
Shares redeemed .................     (163)     (1,721)    (44)        (478)
                                     -----     -------     ---        -----
Net increase in shares
   outstanding ..................    2,408     $27,033       2        $  18
                                     =====     =======     ===        =====

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS         AMR CLASS
                                    -------------------   -------------------   -----------------
EMERGING MARKETS FUND                SHARES     AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT
---------------------               -------   ---------   -------   ---------   ------   --------
Shares sold .....................      158    $  2,910      276     $ 5,295      3,940   $ 79,619
Reinvestment of dividends .......      150       2,456       56         910      1,236     20,398
Shares redeemed .................     (689)    (13,376)*   (182)     (3,347)*   (1,740)   (32,629)*
                                      ----    --------     ----     -------     ------   --------
Net increase (decrease) in shares
   outstanding ..................     (381)   $ (8,010)     150     $ 2,858      3,436   $ 67,388
                                      ====    ========     ====     =======     ======   ========

*    Net of Redemption Fees

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS         AMR CLASS
                                    -------------------   -------------------   ----------------
HIGH YIELD BOND FUND                 SHARES     AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT
--------------------                -------   ---------   -------   ---------   ------   -------
Shares sold .....................     8,987   $  92,399    2,989    $ 30,489    8,737    $87,012
Reinvestment of dividends .......     1,310      13,435      470       4,820       94        948
Shares redeemed .................   (21,641)   (219,761)  (8,481)    (86,687)    (687)    (6,930)
                                    -------   ---------   ------    --------    -----    -------
Net increase (decrease) in shares
   outstanding ..................   (11,344)  $(113,927)  (5,022)   $(51,378)   8,144    $81,030
                                    =======   =========   ======    ========    =====    =======

                                      PLANAHEAD CLASS
                                    -------------------
ENHANCED INCOME FUND                 SHARES     AMOUNT
----------------------              -------   ---------
Shares sold .....................    1,524    $ 15,667
Reinvestment of dividends .......      412       4,245
Shares redeemed .................   (4,716)    (48,649)
                                    ------    --------
Net (decrease) in shares
   outstanding ..................   (2,780)   $(28,737)
                                    ======    ========

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS
                                    -------------------   ------------------
INTERMEDIATE BOND FUND               SHARES     AMOUNT     SHARES    AMOUNT
----------------------              -------   ---------   -------   --------
Shares sold .....................    2,676      26,814     $   7    $    68
Reinvestment of dividends .......      493       4,945         1         12
Shares redeemed .................   (2,019)    (20,209)     (100)    (1,014)
                                    ------     -------     -----    -------
Net increase in shares
   outstanding ..................    1,150      11,550     $ (92)   $  (934)
                                    ======     =======     =====    =======

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS
                                    -------------------   ------------------
SHORT-TERM BOND FUND                 SHARES     AMOUNT     SHARES    AMOUNT
----------------------              -------   ---------   -------   --------
Shares sold .....................    2,310     $20,272       309    $ 2,712
Reinvestment of dividends .......      461       4,044        25        220
Shares redeemed .................     (999)     (8,754)     (817)    (7,178)
                                     -----     -------      ----    -------
Net increase (decrease) in shares
   outstanding ..................    1,772     $15,562      (483)   $(4,246)
                                     =====     =======      ====    =======

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                     Institutional Class                            PlanAhead Class
                                       -------------------------------------------  -----------------------------------------------
                                                    Year Ended October 31,                       Year Ended October 31,
                                       -------------------------------------------  -----------------------------------------------
                                         2008      2007    2006      2005    2004     2008       2007      2006     2005     2004
                                       -------   -------  -------  -------  ------  --------   --------  --------  -------  -------
Net asset value, beginning
   of period .......................   $ 16.09   $ 15.83  $ 15.00  $ 14.31  $12.99  $  15.09   $  14.91  $  14.20  $ 13.62  $ 12.40
                                       -------   -------  -------  -------  ------  --------   --------  --------  -------  -------
Income from investment operations:
   Net investment income(A).........      0.47      0.50     0.39     0.36    0.29      0.41       0.41      0.35     0.34     0.27
   Net gains (losses) on securities
      (both realized
      and unrealized) ..............     (4.70)     0.90     1.54     1.11    1.36     (4.39)      0.87      1.44     1.01     1.25
                                       -------   -------  -------  -------  ------  --------   --------  --------  -------  -------
Total income (loss) from investment
   operations ......................     (4.23)     1.40     1.93     1.47    1.65     (3.98)      1.28      1.79     1.35     1.52
                                       -------   -------  -------  -------  ------  --------   --------  --------  -------  -------
Less distributions:
   Dividends from net investment
      income .......................     (0.44)    (0.42)   (0.38)   (0.31)  (0.33)    (0.41)     (0.38)    (0.36)   (0.30)   (0.30)
   Distributions from net realized
      gains on securities ..........     (0.79)    (0.72)   (0.72)   (0.47)     --     (0.79)     (0.72)    (0.72)   (0.47)      --
                                       -------   -------  -------  -------  ------  --------   --------  --------  -------  -------
Total distributions ................     (1.23)    (1.14)   (1.10)   (0.78)  (0.33)    (1.20)     (1.10)    (1.08)   (0.77)   (0.30)
                                       -------   -------  -------  -------  ------  --------   --------  --------  -------  -------
Net asset value, end of period .....   $ 10.63   $ 16.09  $ 15.83  $ 15.00  $14.31  $   9.91   $  15.09  $  14.91  $ 14.20  $ 13.62
                                       =======   =======  =======  =======  ======  ========   ========  ========  =======  =======
Total return .......................    (28.23)%    9.31%   13.60%   12.78%  10.53%   (28.39)%     9.06%    13.31%   10.12%   12.44%
                                       =======   =======  =======  =======  ======  ========   ========  ========  =======  =======
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ...................   $36,557   $51,399  $22,587  $14,122  $8,378  $105,473   $202,750  $111,837  $86,875  $21,571
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers ........      0.56%     0.57%    0.59%    0.56%   0.63%     0.82%      0.83%     0.85%    0.86%    0.93%
   Expenses, before waivers ........      0.56%     0.57%    0.59%    0.56%   0.63%     0.82%      0.83%     0.85%    0.86%    0.93%
   Net investment income, net of
      waivers ......................      3.37%     2.91%    2.81%    2.45%   2.15%     3.12%      2.65%     2.55%    2.14%    1.84%
   Net investment income (loss),
      before waivers ...............      3.37%     2.91%    2.81%    2.45%   2.15%     3.12%      2.65%     2.55%    2.14%    1.84%
   Portfolio turnover rate .........        53%       50%      59%      58%     62%       53%        50%       59%      58%      62%

(A) Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(B)  Not annualized.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.


                                                 Service Class                                         AMR Class
                                       ------------------------------------      -------------------------------------------------
                                                                    May 31
                                                                     to
                                          Year Ended October 31,   October                   Year Ended October 31,
                                       -------------------------      31,        -------------------------------------------------
                                         2008     2007    2006       2005          2008       2007      2006      2005      2004
                                       -------   ------  -------  ---------      --------   --------  --------  --------  --------
Net asset value, beginning
   of period .......................   $ 14.95   $14.83  $ 14.16  $   13.96      $  15.49   $  15.27  $  14.49  $  13.87  $  12.60
                                       -------   ------  -------  ---------      --------   --------  --------  --------  --------
Income from investment operations:
   Net investment income(A).........      0.34     0.41     0.38       0.09          0.49       0.50      0.45      0.39      0.32
   Net gains (losses) on securities
      (both realized
      and unrealized) ..............     (4.31)    0.83     1.35       0.11         (4.52)      0.89      1.46      1.05      1.31
                                       -------   ------  -------  ---------      --------   --------  --------  --------  --------
Total income (loss) from investment
   operations ......................     (3.97)    1.24     1.73       0.20         (4.03)      1.39      1.91      1.44      1.63
                                       -------   ------  -------  ---------      --------   --------  --------  --------  --------
Less distributions:
   Dividends from net investment
      income .......................     (0.42)   (0.40)   (0.34)        --         (0.48)     (0.45)    (0.41)    (0.35)    (0.36)
   Distributions from net realized
      gains on securities ..........     (0.79)   (0.72)   (0.72)        --         (0.79)     (0.72)    (0.72)    (0.47)       --
                                       -------   ------  -------  ---------      --------   --------  --------  --------  --------
Total distributions ................     (1.21)   (1.12)   (1.06)        --         (1.27)     (1.17)    (1.13)    (0.82)    (0.36)
                                       -------   ------  -------  ---------      --------   --------  --------  --------  --------
Net asset value, end of period .....   $  9.77   $14.95  $ 14.83  $   14.16      $  10.19   $  15.49  $  15.27  $  14.49  $  13.87
                                       =======   ======  =======  =========      ========   ========  ========  ========  ========
Total return .......................    (28.58)%   8.76%   13.01%      1.43%(B)    (28.08)%     9.59%    13.98%    10.63%    13.13%
                                       =======   ======  =======  =========      ========   ========  ========  ========  ========
Ratios and supplemental data:
   Net assets, end of period (in
      thousands) ...................   $ 7,674   $9,504  $ 1,562  $       1      $604,209   $898,584  $817,333  $712,073  $636,420
   Ratios to average net assets
      (annualized):
   Expenses, net of waivers ........      1.07%    1.07%    1.22%      1.09%(C)      0.31%      0.31%     0.33%     0.33%     0.37%
   Expenses, before waivers ........      1.07%    1.07%    1.22%    360.24%(C)      0.31%      0.31%     0.33%     0.33%     0.37%
   Net investment income, net of
      waivers ......................      2.86%    2.34%    2.18%      1.52%(C)      3.62%      3.21%     3.08%     2.70%     2.40%
   Net investment income (loss),
      before waivers ...............      2.86%    2.34%    2.17%   (357.63)%(C)     3.62%      3.21%     3.08%     2.70%     2.40%
   Portfolio turnover rate .........        53%      50%      59%        58%(D)        53%        50%       59%       58%       62%

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                      Institutional Class
                                                                        ----------------------------------------------
                                                                                     Year Ended October 31,
                                                                        ----------------------------------------------
                                                                          2008      2007    2006(A)   2005       2004
                                                                        -------    ------   -------  ------    -------
Net asset value, beginning of period .................................  $  7.67    $ 6.89   $ 6.18   $ 5.82    $  5.47
                                                                        -------    ------   ------   ------    -------
Income from investment operations:
   Net investment income .............................................     0.05      0.04     0.04     0.04       0.02
   Net gains (losses) on securities (both realized and unrealized) ...    (2.97)     0.77     0.70     0.37       0.35
                                                                        -------    ------   ------   ------    -------
Total income (loss) from investment operations .......................    (2.92)     0.81     0.74     0.41       0.37
                                                                        -------    ------   ------   ------    -------
Less distributions:
   Dividends from net investment income ..............................    (0.04)    (0.03)   (0.03)   (0.05)     (0.02)
   Distributions from net realized gains on securities ...............    (0.22)                --       --         --
                                                                        -------    ------   ------   ------    -------
Total distributions ..................................................    (0.26)    (0.03)   (0.03)   (0.05)     (0.02)
                                                                        -------    ------   ------   ------    -------
Net asset value, end of period .......................................  $  4.49    $ 7.67   $ 6.89   $ 6.18    $  5.82
                                                                        =======    ======   ======   ======    =======
Total return .........................................................   (39.48)%   11.84%   12.04%    7.06%      6.71%
                                                                        =======    ======   ======   ======    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........................  $    83    $  119   $  110   $  105    $     1
   Ratios to average net assets (annualized):
   Expenses, net of waivers ..........................................     0.89%     0.90%    0.90%    0.89%      0.84%
   Expenses, before waivers ..........................................     0.95%     1.06%    0.99%    4.64%     13.22%
   Net investment income (loss), net of waivers ......................     0.74%     0.58%    0.56%   (0.18)%     0.18%
   Net investment income (loss), before waivers ......................     0.68%     0.42%    0.48%   (3.93)%   (12.20)%
   Portfolio turnover rate ...........................................      112%      128%     181%     164%       131%

(A) On September 12, 2006, The Renaissance Group, LLC assumed management of the Large Cap Growth Fund's assets previously managed by J.P. Morgan Investment Management, Inc.

                                                                                            AMR Class
                                                                        -------------------------------------------------
                                                                                     Year Ended October 31,
                                                                        -------------------------------------------------
                                                                          2008       2007     2006(A)     2005      2004
                                                                        -------    --------   -------   -------   -------
Net asset value, beginning of period .................................  $  7.72    $   6.95   $  6.21   $  5.84   $  5.48
                                                                        -------    --------   -------   -------   -------
Income from investment operations:
   Net investment income .............................................     0.07        0.06      0.05      0.06      0.02
   Net gains (losses) on securities (both realized and unrealized) ...    (2.99)       0.77      0.73      0.36      0.36
                                                                        -------    --------   -------   -------   -------
Total income (loss) from investment operations .......................    (2.92)       0.83      0.78      0.42      0.38
                                                                        -------    --------   -------   -------   -------
Less distributions:
   Dividends from net investment income ..............................    (0.06)      (0.06)    (0.04)    (0.05)    (0.02)
   Distributions from net realized gains on securities ...............    (0.22)                   --        --        --
                                                                        -------    --------   -------   -------   -------
Total distributions ..................................................    (0.28)      (0.06)    (0.04)    (0.05)    (0.02)
                                                                        -------    --------   -------   -------   -------
Net asset value, end of period .......................................  $  4.52    $   7.72   $  6.95   $  6.21   $  5.84
                                                                        =======    ========   =======   =======   =======
Total return .........................................................   (39.17)%     12.07%    12.52%     7.22%     6.88%
                                                                        =======    ========   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........................  $56,976    $101,698   $82,042   $63,183   $55,121
   Ratios to average net assets (annualized):
   Expenses, net of waivers ..........................................     0.59%       0.60%     0.59%     0.64%     0.71%
   Expenses, before waivers ..........................................     0.59%       0.60%     0.59%     0.64%     0.71%
   Net investment income (loss), net of waivers ......................     1.05%       0.85%     0.88%     0.98%     0.34%
   Net investment income (loss), before waivers ......................     1.05%       0.85%     0.88%     0.98%     0.34%
   Portfolio turnover rate ...........................................      112%        128%      181%      164%      131%

AMERICAN BEACON MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                     Institutional Class             PlanAhead Class            Service Class
                                                 ---------------------------  ----------------------------   -------------------
                                                     Year Ended     November      Year Ended      February     Year       June
                                                    October 31,       30 to      October 31,        28 to      Ended      29 to
                                                 ----------------    October  -----------------    October    October    October
                                                   2008     2007    31, 2006    2008      2007    31, 2006   31, 2008   31, 2007
                                                 -------   ------  ---------  -------   -------  ---------   --------   --------
Net asset value, beginning of period ..........  $ 11.01   $10.81  $12.09     $ 10.96   $ 10.80  $  9.80     $ 10.94   $11.73
                                                 -------   ------  ------     -------   -------  -------     -------   ------
Income from investment operations:
   Net investment income ......................     0.16     0.12    0.21        0.14      0.10     0.01        0.10     0.01
   Net gains (losses) on securities (both
      realized and unrealized) ................    (4.31)    0.41    1.25       (4.31)     0.40     0.99       (4.27)   (0.80)
                                                 -------   ------  ------     -------   -------  -------     -------   ------
Total income (loss) from investment
   operations .................................    (4.15)    0.53    1.46       (4.17)     0.50     1.00       (4.17)   (0.79)
                                                 -------   ------  ------     -------   -------  -------     -------   ------
Less distributions:
   Dividends from net investment income .......    (0.16)   (0.07)  (0.16)      (0.11)    (0.08)      --       (0.14)      --
   Distributions from net realized gains on
      securities ..............................    (0.76)   (0.26)  (2.58)      (0.76)    (0.26)      --       (0.76)      --
                                                 -------   ------  ------     -------   -------  -------     -------   ------
Total distributions ...........................    (0.92)   (0.33)  (2.74)      (0.87)    (0.34)      --       (0.90)      --
                                                 -------   ------  ------     -------   -------  -------     -------   ------
Redemption fees added to beneficial
   interests(G) ...............................       --       --      --          --        --       --          --       --
Net asset value, end of period ................  $  5.94   $11.01  $10.81       $5.92   $ 10.96  $ 10.80     $  5.87   $10.94
                                                 =======   ======  ======     =======   =======  =======     =======   ======
Total return ..................................   (40.96)%   4.87%  15.30%(C)  (41.14)%    4.68%   10.20%(C)  (41.24)%  (6.65)%(C)
                                                 =======   ======  ======     =======   =======  =======     =======   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ...  $ 2,256   $6,047  $3,396     $16,550   $43,158  $27,240     $     1   $    1
   Ratios to average net assets (annualized):
   Expenses, net of waivers ...................     0.98%    0.92%   1.19%(D)    1.23%     1.23%    1.49%(D)    1.50%    1.50%(D)
   Expenses, before waivers ...................     1.16%    1.09%   1.19%(D)    1.32%     1.26%    1.61%(D)    2.04%    1.80%(D)
   Net investment income, net of waivers ......     1.51%    1.22%   1.11%(D)    1.27%     0.93%    0.57%(D)    1.02%    0.32%(D)
   Net investment income, before waivers ......     1.33%    1.05%   1.11%(D)    1.18%     0.90%    0.44%(D)    0.48%    0.02%(D)
   Portfolio turnover rate ....................       28%      35%     42%(E)      28%       35%      42%(E)      28%      35%(F)

(A) On November 30, 2005, the Mid-Cap Value Fund's Institutional Class of shares was renamed the AMR Class and the Fund began offering a new class of shares known as the Institutional Class.

(B)  Based on average shares outstanding.

(C)  Not annualized.

(D)  Annualized.

(E) Portfolio turnover rate is for the period from November 1, 2005 through October 31, 2006.

(F) Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

(G) Amounts represent less than $0.01 per share.

                                                                         AMR Class (formerly Institutional Class prior to
                                                                                        December 1, 2005)(A)
                                                                        -------------------------------------------------
                                                                                                                   June
                                                                                 Year Ended October 31,            30 to
                                                                        --------------------------------------    October
                                                                          2008       2007      2006      2005    31, 2004
                                                                        -------    -------   -------   -------   --------
Net asset value, beginning of period .................................  $ 11.07    $ 10.87   $ 11.72   $ 10.27   $ 10.00
                                                                        -------    -------   -------   -------   -------
Income from investment operations:
   Net investment income .............................................     0.18       0.18      0.12      0.13      0.02(B)
   Net gains (losses) on securities (both realized and unrealized) ...    (4.35)      0.36      1.75      1.37      0.25
                                                                        -------    -------   -------   -------   -------
Total income (loss) from investment operations .......................    (4.17)      0.54      1.87      1.50      0.27
                                                                        -------    -------   -------   -------   -------
Less distributions:
   Dividends from net investment income ..............................    (0.17)     (0.08)    (0.14)    (0.05)       --
   Distributions from net realized gains on securities ...............    (0.76)     (0.26)    (2.58)       --        --
                                                                        -------    -------   -------   -------   -------
Total distributions ..................................................    (0.93)     (0.34)    (2.72)    (0.05)       --
                                                                        -------    -------   -------   -------   -------
Redemption fees added to beneficial interests(G) .....................       --         --        --        --        --
Net asset value, end of period .......................................  $  5.97    $ 11.07   $ 10.87   $ 11.72   $ 10.27
                                                                        =======    =======   =======   =======   =======
Total return .........................................................   (40.87)%     5.19%    19.16%    14.63%     2.70%(C)
                                                                        =======    =======   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........................  $34,253    $78,794   $66,290   $44,342   $25,546
   Ratios to average net assets (annualized):
   Expenses, net of waivers ..........................................     0.82%      0.75%     0.97%     1.01%     1.14%(D)
   Expenses, before waivers ..........................................     0.82%      0.75%     0.92%     1.02%     1.34%(D)
   Net investment income, net of waivers .............................     1.68%      1.41%     1.38%     0.92%     0.73%(D)
   Net investment income, before waivers .............................     1.68%      1.40%     1.42%     0.91%     0.53%(D)
   Portfolio turnover rate ...........................................       28%        35%       42%      298%        6%(C)

AMERICAN BEACON SMALL CAP VALUE OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                    Institutional Class
                                                                        ----------------------------------------
                                                                        Year Ended October 31,
                                                                        ----------------------     March 31 to
                                                                          2008       2007       October 31, 2006
                                                                         ------    -------      ----------------
Net asset value, beginning of period .................................   $10.33     $ 10.26         $10.00
                                                                         ------     -------         ------
Income from investment operations:
   Net investment income .............................................     0.09        0.11(A)        0.01
   Net gains (losses) on securities (both realized and unrealized) ...    (3.61)         --(A)        0.25
                                                                         ------     -------         ------
Total income (loss) from investment operations .......................    (3.52)       0.11           0.26
                                                                         ------     -------         ------
Less distributions:
   Dividends from net investment income ..............................    (0.12)      (0.03)            --
   Distributions from net realized gains on securities ...............       --       (0.01)            --
                                                                         ------     -------         ------
Total distributions ..................................................    (0.12)      (0.04)            --
                                                                         ------     -------         ------
Net asset value, end of period .......................................   $ 6.69     $ 10.33         $10.26
                                                                         ======     =======         ======
Total return .........................................................   (34.49)%      1.08%          2.60%(B)
                                                                         ======     =======         ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........................   $4,268     $29,596         $4,693
   Ratios to average net assets (annualized):
   Expenses, net of waivers ..........................................     1.05%       1.05%          1.03%
   Expenses, before waivers ..........................................     1.56%       1.27%          6.12%
   Net investment income, net of waivers .............................     1.22%       0.96%          0.30%
   Net investment income (loss), before waivers ......................     0.71%       0.73%         (4.80)%
   Portfolio turnover rate ...........................................       75%         58%            32%(B)

(A)  Based upon average shares outstanding.

(B)  Not annualized.

                                                                                     PlanAhead Class
                                                                        ----------------------------------------
                                                                        Year Ended October 31,
                                                                        ----------------------     March 31 to
                                                                         2008        2007       October 31, 2006
                                                                        ------     -------      ----------------
Net asset value, beginning of period .................................  $ 10.28     $10.26          $10.00
                                                                        -------     ------          ------
Income from investment operations:
   Net investment income .............................................     0.10       0.14(A)         0.01
   Net gains (losses) on securities (both realized and unrealized) ...    (3.63)     (0.05)(A)        0.25
                                                                        -------     ------          ------
Total income (loss) from investment operations .......................    (3.53)      0.09            0.26
                                                                        -------     ------          ------
Less distributions:
   Dividends from net investment income ..............................    (0.10)     (0.06)             --
   Distributions from net realized gains on securities ...............       --      (0.01)             --
                                                                        -------     ------          ------
Total distributions ..................................................    (0.10)     (0.07)             --
                                                                        -------     ------          ------
Net asset value, end of period .......................................  $  6.65     $10.28          $10.26
                                                                        =======     ======          ======
Total return .........................................................   (34.60)%     0.96%           2.60%(B)
                                                                        =======     ======          ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........................  $   106     $   91          $   70
   Ratios to average net assets (annualized):
   Expenses, net of waivers ..........................................     1.26%      1.30%           1.28%
   Expenses, before waivers ..........................................     1.82%      1.70%          20.05%
   Net investment income, net of waivers .............................     0.93%      0.97%           0.21%
   Net investment income (loss), before waivers ......................     0.37%      0.57%         (18.56)%
   Portfolio turnover rate ...........................................       75%        58%             32%(B)

AMERICAN BEACON EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGH THE PRIOD)

                                                                                       Institutional Class
                                                                        -------------------------------------------------
                                                                                      Year Ended October 31,
                                                                        -------------------------------------------------
                                                                          2008       2007       2006      2005      2004
                                                                        -------    -------    -------    ------    ------
Net asset value, beginning of period ................................   $ 24.20    $ 17.42    $ 15.10    $12.64    $10.62
                                                                        -------    -------    -------    ------    ------
Income from investment operations:
   Net investment income ............................................      0.23       0.26       0.11      0.15      0.07
   Net gains (losses) on securities (both realized and unrealized) ..    (11.78)      9.11       4.63      3.45      2.01
                                                                        -------    -------    -------    ------    ------
Total income (loss) from investment operations ......................    (11.55)      9.37       4.74      3.60      2.08
                                                                        -------    -------    -------    ------    ------
Less distributions:
   Dividends from net investment income .............................     (0.10)     (0.10)     (0.21)    (0.06)    (0.06)
   Distributions from net realized gains on securities ..............     (3.55)     (2.49)     (2.21)    (1.08)       --
                                                                        -------    -------    -------    ------    ------
Total distributions .................................................     (3.65)     (2.59)     (2.42)    (1.14)    (0.06)
                                                                        -------    -------    -------    ------    ------
Redemption fees added to beneficial interests .......................        --(A)      --(A)     --(A)     --(A)     --(A)
Net asset value, end of period ......................................   $  9.00    $ 24.20    $ 17.42    $15.10    $12.64
                                                                        =======    =======    =======    ======    ======
Total return ........................................................    (55.59)%    60.83%     34.49%    30.11%    19.65%
                                                                        =======    =======    =======    ======    ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .........................   $ 5,478    $13,773    $16,552    $9,348    $7,282
   Ratios to average net assets (annualized):
   Expenses, net of waivers .........................................      1.38%      1.60%      1.56%     1.52%     1.85%
   Expenses, before waivers .........................................      1.38%      1.60%      1.56%     1.52%     1.85%
   Net investment income, net of waivers ............................      1.35%      0.93%      0.80%     1.22%     0.74%
   Net investment income, before waivers ............................      1.35%      0.93%      0.80%     1.22%     0.74%
   Portfolio turnover rate ..........................................        82%        81%        67%       63%       76%

(A)  Amounts represent less than 50.01 per share.

                                                                                        PlanAhead Class
                                                                        ------------------------------------------------
                                                                                     Year Ended October 31,
                                                                        ------------------------------------------------
                                                                          2008       2007      2006      2005      2004
                                                                        -------    -------    ------    ------    ------
Net asset value, beginning of period ................................   $ 23.91    $ 17.22    $14.98    $12.53    $10.55
                                                                        -------    -------    ------    ------    ------
Income from investment operations:
   Net investment income ............................................      0.17       0.11      0.09      0.15      0.04
   Net gains (losses) on securities (both realized and unrealized) ..    (11.60)      9.11      4.55      3.41      1.99
                                                                        -------    -------    ------    ------    ------
Total income (loss) from investment operations ......................    (11.43)      9.22      4.64      3.56      2.03
                                                                        -------    -------    ------    ------    ------
Less distributions:
   Dividends from net investment income .............................     (0.08)     (0.04)    (0.19)    (0.03)    (0.05)
   Distributions from net realized gains on securities ..............     (3.55)     (2.49)    (2.21)    (1.08)       --
                                                                        -------    -------    ------    ------    ------
Total distributions .................................................     (3.63)     (2.53)    (2.40)    (1.11)    (0.05)
                                                                        -------    -------    ------    ------    ------
Redemption fees added to beneficial interests .......................        --(A)      --(A)     --(A)     --(A)     --(A)
Net asset value, end of period ......................................   $  8.85    $ 23.91    $17.22    $14.98    $12.53
                                                                        =======    =======    ======    ======    ======
Total return ........................................................    (55.77)%    60.17%    34.16%    29.95%    19.33%
                                                                        =======    =======    ======    ======    ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .........................   $ 5,183    $11,694    $5,841    $2,592    $1,214
   Ratios to average net assets (annualized):
   Expenses, net of waivers .........................................      1.72%      1.96%     2.04%     1.75%     2.14%
   Expenses, before waivers .........................................      1.72%      1.96%     1.91%     2.01%     2.20%
   Net investment income, net of waivers ............................      1.00%      0.65%     0.49%     1.16%     0.37%
   Net investment income, before waivers ............................      1.00%      0.65%     0.62%     0.90%     0.31%
   Portfolio turnover rate ..........................................        82%        81%       67%       63%       76%

                                                                                             AMR Class
                                                                        --------------------------------------------------
                                                                                      Year Ended October 31,
                                                                        --------------------------------------------------
                                                                          2008       2007       2006       2005      2004
                                                                        -------    --------   --------   -------   -------
Net asset value, beginning of period ................................   $ 24.37    $  17.52   $  15.17   $ 12.68   $ 10.66
                                                                        -------    --------   --------   -------   -------
Income from investment operations:
   Net investment income ............................................      0.33        0.19       0.15      0.24      0.10
   Net gains (losses) on securities (both realized and unrealized) ..    (11.91)       9.30       4.65      3.42      2.00
                                                                        -------    --------   --------   -------   -------
Total income (loss) from investment operations ......................    (11.58)       9.49       4.80      3.66      2.10
                                                                        -------    --------   --------   -------   -------
Less distributions:
   Dividends from net investment income .............................     (0.18)      (0.15)     (0.24)    (0.09)    (0.08)
   Distributions from net realized gains on securities ..............     (3.55)      (2.49)     (2.21)    (1.08)       --
                                                                        -------    --------   --------   -------   -------
Total distributions .................................................     (3.73)      (2.64)     (2.45)    (1.17)    (0.08)
                                                                        -------    --------   --------   -------   -------
Redemption fees added to beneficial interests .......................        --(A)      --(A)       --        --        --
Net asset value, end of period ......................................   $  9.06    $  24.37   $  17.52   $ 15.17   $ 12.68
                                                                        =======    ========   ========   =======   =======
Total return ........................................................    (55.48)%     61.19%     34.87%    30.43%    20.00%
                                                                        =======    ========   ========   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .........................   $72,516    $271,726   $135,146   $94,864   $74,199
   Ratios to average net assets (annualized):
   Expenses, net of waivers .........................................      1.17%       1.37%      1.30%     1.25%     1.59%
   Expenses, before waivers .........................................      1.17%       1.37%      1.30%     1.25%     1.59%
   Net investment income, net of waivers ............................      1.46%       1.25%      1.01%     1.60%     1.01%
   Net investment income, before waivers ............................      1.46%       1.25%      1.01%     1.60%     1.01%
   Portfolio turnover rate ..........................................        82%         81%        67%       63%       76%

AMERICAN BEACON HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                       Institutional Class
                                                                       ---------------------------------------------------
                                                                                      Year Ended October 31,
                                                                       ---------------------------------------------------
                                                                       2008(E)     2007      2006(A)     2005       2004
                                                                       -------   --------   --------   --------   --------
Net asset value, beginning of period ...............................   $ 10.11   $  10.20   $  10.22   $  10.86   $  10.73
                                                                       -------   --------   --------   --------   --------
Income from investment operations:
   Net investment income ...........................................      0.78       0.77       0.88       0.76       0.78
   Net gains (losses) on securities (both realized and
      unrealized) ..................................................     (3.34)     (0.09)      0.09      (0.84)      0.27
                                                                       -------   --------   --------   --------   --------
Total income (loss) from investment operations .....................     (2.56)      0.68       0.97      (0.08)      1.05
                                                                       -------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income ............................     (0.78)     (0.77)     (0.88)     (0.76)     (0.78)
   Distributions from net realized gains on securities .............        --         --      (0.11)      0.20      (0.14)
                                                                       -------   --------   --------   --------   --------
Total distributions ................................................     (0.78)     (0.77)     (0.99)     (0.56)     (0.92)
                                                                       -------   --------   --------   --------   --------
Net asset value, end of period .....................................   $  6.77   $  10.11   $  10.20   $  10.22   $  10.86
                                                                       =======   ========   ========   ========   ========
Total return .......................................................    (27.03)%     6.85%      8.78%      3.03%     10.19%
                                                                       =======   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ........................   $62,138   $114,911   $231,693   $216,744   $241,777
   Ratios to average net assets (annualized):
   Expenses, net of waivers ........................................      0.85%      0.85%      0.85%      0.84%      0.88%
   Expenses, before waivers ........................................      0.85%      0.86%      0.85%      0.84%      0.92%
   Net investment income, net of waivers ...........................      8.38%      7.55%      7.55%      7.24%      7.27%
   Net investment income, before waivers ...........................      8.38%      7.54%      7.55%      7.24%      7.23%
   Portfolio turnover rate .........................................       157%        92%        88%       128%       138%

(A) Franklin Advisers, Inc. was added as an investment advisor to the High Yield Bond Fund on September 12, 2006.

(B)  Not annualized.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2006 through October 31, 2007.

(E) On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.

                                                                                        PlanAhead Class
                                                                       -------------------------------------------------
                                                                                     Year Ended October 31,
                                                                       -------------------------------------------------
                                                                       2008(E)     2007    2006(A)     2005       2004
                                                                       -------   -------   -------   --------   --------
Net asset value, beginning of period ...............................   $ 10.11   $ 10.21   $ 10.22   $  10.87   $  10.73
                                                                       -------   -------   -------   --------   --------
Income from investment operations:
   Net investment income ...........................................      0.75      0.75      0.85       0.74       0.74
   Net gains (losses) on securities (both realized and
      unrealized) ..................................................     (3.34)    (0.10)     0.10      (0.85)      0.28
                                                                       -------   -------   -------   --------   --------
Total income (loss) from investment operations .....................     (2.59)     0.65      0.95      (0.11)      1.02
                                                                       -------   -------   -------   --------   --------
Less distributions:
   Dividends from net investment income ............................     (0.75)    (0.75)    (0.85)     (0.74)     (0.74)
   Distributions from net realized gains on securities .............        --        --     (0.11)      0.20      (0.14)
                                                                       -------   -------   -------   --------   --------
Total distributions ................................................     (0.75)    (0.75)    (0.96)     (0.54)     (0.88)
                                                                       -------   -------   -------   --------   --------
Net asset value, end of period .....................................   $  6.77   $ 10.11   $ 10.21   $  10.22   $  10.87
                                                                       =======   =======   =======   ========   ========
Total return .......................................................    (27.24)%    6.52%     8.63%      2.69%      9.94%
                                                                       =======   =======   =======   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) ........................   $13,949   $28,758   $80,284   $120,360   $148,266
   Ratios to average net assets (annualized):
   Expenses, net of waivers ........................................      1.10%     1.08%     1.08%      1.08%      1.20%
   Expenses, before waivers ........................................      1.10%     1.08%     1.08%      1.08%      1.20%
   Net investment income, net of waivers ...........................      8.06%     7.32%     7.33%      7.00%      6.95%
   Net investment income, before waivers ...........................      8.06%     7.32%     7.33%      7.00%      6.95%
   Portfolio turnover rate .........................................       157%       92%       88%       128%       138%

                                                                              AMR Class
                                                                       -----------------------
                                                                           Year      September
                                                                          Ended        04 to
                                                                         October      October
                                                                       31, 2008(E)    31, 2007
                                                                       -----------   ---------
Net asset value, beginning of period ...............................    $ 10.11      $  9.94
                                                                        -------      -------
Income from investment operations:
   Net investment income ...........................................       0.80         0.12
   Net gains (losses) on securities (both realized and
      unrealized) ..................................................      (3.34)        0.17
                                                                        -------      -------
Total income (loss) from investment operations .....................      (2.54)        0.29
                                                                        -------      -------
Less distributions:
   Dividends from net investment income ............................      (0.80)       (0.12)
   Distributions from net realized gains on securities .............         --           --
                                                                        -------      -------
Total distributions ................................................      (0.80)       (0.12)
                                                                        -------      -------
Net asset value, end of period .....................................    $  6.77      $ 10.11
                                                                        =======      =======
Total return .......................................................     (26.84)%       2.94%(B)
                                                                        =======      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ........................    $44,060      $82,322
   Ratios to average net assets (annualized):
   Expenses, net of waivers ........................................       0.58%        0.61%(C)
   Expenses, before waivers ........................................       0.58%        0.61%(C)
   Net investment income, net of waivers ...........................       8.64%        7.54%(C)
   Net investment income, before waivers ...........................       8.64%        7.54%(C)
   Portfolio turnover rate .........................................        157%          92%(D)

AMERICAN BEACON ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                              PlanAhead Class
                                                                            ---------------------------------------------------
                                                                                           Year Ended October 31,
                                                                            ---------------------------------------------------
                                                                              2008       2007      2006       2005       2004
                                                                            --------   -------   --------   --------   --------
Net asset value, beginning of period ....................................   $  10.50   $ 10.25   $   9.98   $  10.16   $   9.96
                                                                            --------   -------   --------   --------   --------
Income from investment operations:
   Net investment income ................................................       0.41      0.36       0.33       0.29       0.26
   Net gains (losses) on securities (both realized and unrealized) ......      (1.39)     0.32       0.29      (0.16)      0.20
                                                                            --------   -------   --------   --------   --------
Total income (loss) from investment operations ..........................      (0.98)     0.68       0.62       0.13       0.46
                                                                            --------   -------   --------   --------   --------
Less distributions:
   Dividends from net investment income .................................      (0.49)    (0.42)     (0.35)     (0.31)     (0.26)
   Distributions from net realized gains on securities ..................      (0.23)    (0.01)        --         --         --
                                                                            --------   -------   --------   --------   --------
Total distributions .....................................................      (0.72)    (0.43)     (0.35)     (0.31)     (0.26)
                                                                            --------   -------   --------   --------   --------
Net asset value, end of period ..........................................   $   8.80   $ 10.50   $  10.25   $   9.98   $  10.16
                                                                            ========   =======   ========   ========   ========
Total return ............................................................     (10.02)%    6.75%      6.36%      1.32%      4.70%
                                                                            ========   =======   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............................   $100,469   $99,789   $125,915   $112,341   $103,897
   Ratios to average net assets (annualized):
   Expenses .............................................................       0.92%     0.94%      0.93%      0.92%      1.00%
   Net investment income ................................................       3.64%     3.69%      3.21%      2.79%      2.54%
   Portfolio turnover rate ..............................................         76%      103%        65%        41%        72%

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                           Institutional Class
                                                                                   (formerly AMR Class prior to 3/1/05)
                                                                            -------------------------------------------------
                                                                                          Year Ended October 31,
                                                                            -------------------------------------------------
                                                                              2008       2007       2006    2005(A)     2004
                                                                            --------   --------   -------   -------   -------
Net asset value, beginning of period ....................................      10.10      10.02     10.01     10.33     10.24
                                                                            --------   --------   -------   -------   -------
Income from investment operations:
   Net investment income(B) .............................................       0.50       0.50      0.46      0.42      0.40
   Net gains (losses) on securities (both realized and unrealized) ......      (0.51)      0.07      0.02     (0.29)     0.14
                                                                            --------   --------   -------   -------   -------
Total income from investment operations .................................      (0.01)      0.57      0.48      0.13      0.54
                                                                            --------   --------   -------   -------   -------
Less distributions:
   Dividends from net investment income .................................      (0.48)     (0.49)    (0.47)    (0.45)    (0.45)
   Distributions from net realized gains on securities ..................         --         --        --        --        --
                                                                            --------   --------   -------   -------   -------
Total distributions .....................................................      (0.48)     (0.49)    (0.47)    (0.45)    (0.45)
                                                                            --------   --------   -------   -------   -------
Net asset value, end of period ..........................................   $   9.61   $  10.10   $ 10.02   $ 10.01   $ 10.33
                                                                            ========   ========   =======   =======   =======
Total return ............................................................      (0.26)%     5.83%     4.96%     1.26%     5.38%
                                                                            ========   ========   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .............................   $147,634   $109,674   $97,319   $93,270   $96,242
   Ratios to average net assets (annualized):
   Expenses, net of waivers .............................................       0.30%      0.34%     0.35%     0.31%     0.34%
   Expenses, before waivers .............................................       0.30%      0.34%     0.35%     0.31%     0.34%
   Net investment income, net of waivers ................................       4.70%      4.86%     4.64%     4.12%     3.97%
   Net investment income, before waivers ................................       4.70%      4.86%     4.64%     4.12%     3.97%
   Portfolio turnover rate ..............................................        105%        85%      122%      119%      106%

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for a AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                        Institutional Class
                                                                        ---------------------------------------------------
                                                                                       Year Ended October 31,
                                                                        ---------------------------------------------------
                                                                          2008        2007       2006     2005(A)     2004
                                                                        --------    -------    -------    -------   -------
Net asset value, beginning of period ................................   $   8.79    $  8.74    $  8.75    $  9.07   $  9.31
                                                                        --------    -------    -------    -------   -------
Income from investment operations:
   Net investment income ............................................       0.35(B)    0.39(B)    0.32(B)    0.29      0.27
   Net gains (losses) on securities (both realized and unrealized) ..      (0.15)      0.09       0.07      (0.20)    (0.05)
                                                                        --------    -------    -------    -------   -------
Total income from investment operations .............................       0.20       0.48       0.39       0.09      0.22
                                                                        --------    -------    -------    -------   -------
Less distributions:
   Dividends from net investment income .............................      (0.41)     (0.43)     (0.40)     (0.41)    (0.46)
   Distributions from net realized gains on securities ..............         --                               --        --
                                                                        --------    -------    -------    -------   -------
Total distributions .................................................      (0.41)     (0.43)     (0.40)     (0.41)    (0.46)
                                                                        --------    -------    -------    -------   -------
Net asset value, end of period ......................................   $   8.58    $  8.79    $  8.74    $  8.75   $  9.07
                                                                        ========    =======    =======    =======   =======
Total return ........................................................       2.21%      5.61%      4.56%      1.00%     2.39%
                                                                        ========    =======    =======    =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .........................   $255,725    $89,427    $73,417    $79,683   $80,504
   Ratios to average net assets (annualized):
   Expenses, net of waivers .........................................       0.31%      0.37%      0.35%      0.33%     0.33%
   Expenses, before waivers .........................................       0.31%      0.37%      0.35%      0.33%     0.33%
   Net investment income, net of waivers ............................       3.75%      4.48%      3.64%      3.15%     3.00%
   Net investment income, before waivers ............................       3.75%      4.48%      3.64%      3.15%     3.00%
   Portfolio turnover rate ..........................................         21%        40%        48%        38%       41%

(A) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(B) For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

                                                                                       PlanAhead Class
                                                                        --------------------------------------------
                                                                                   Year Ended October 31,
                                                                        --------------------------------------------
                                                                         2008     2007      2006      2005     2004
                                                                        ------   ------    ------    ------   ------
Net asset value, beginning of period ................................   $ 8.81   $ 8.76    $ 8.77    $ 9.09   $ 9.33
                                                                        ------   ------    ------    ------   ------
Income from investment operations:
   Net investment income ............................................     0.29     0.35(B)   0.27(B)   0.28     0.25
   Net gains (losses) on securities (both realized and unrealized) ..    (0.15)    0.09      0.07     (0.24)   (0.07)
                                                                        ------   ------    ------    ------   ------
Total income from investment operations .............................     0.14     0.44      0.34      0.04     0.18
                                                                        ------   ------    ------    ------   ------
Less distributions:
   Dividends from net investment income .............................    (0.36)   (0.39)    (0.35)    (0.36)   (0.42)
   Distributions from net realized gains on securities ..............       --                 --        --       --
                                                                        ------   ------    ------    ------   ------
Total distributions .................................................    (0.36)   (0.39)    (0.35)    (0.36)   (0.42)
                                                                        ------   ------    ------    ------   ------
Net asset value, end of period ......................................   $ 8.59   $ 8.81    $ 8.76    $ 8.77   $ 9.09
                                                                        ======   ======    ======    ======   ======
Total return ........................................................     1.54%    5.08%     4.01%     0.46%    1.84%
                                                                        ======   ======    ======    ======   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .........................   $7,733   $2,976    $7,189    $8,582   $7,781
   Ratios to average net assets (annualized):
   Expenses, net of waivers .........................................     0.85%    0.87%     0.88%     0.87%    0.87%
   Expenses, before waivers .........................................     0.88%    0.98%     0.90%     0.94%    0.87%
   Net investment income, net of waivers ............................     3.19%    3.91%     3.10%     2.59%    2.44%
   Net investment income, before waivers ............................     3.16%    3.81%     3.08%     2.52%    2.44%
   Portfolio turnover rate ..........................................       21%      40%       48%       38%      41%

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     -    information we receive from you on applications or other forms;

     -    information about your transactions with us or our service providers;
          and

     -    information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

AMERICAN BEACON FUNDS
FEDERAL TAX INFORMATION
(UNAUDITED)

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2008, which is designated as qualifying for the dividends-received deduction, is as follows:

Balanced Fund                            22.15%
Large Cap Growth Fund                    19.22%
Mid-Cap Value Fund                       30.11%
Small Cap Value Opportunity Fund         40.88%
Enhanced Income Fund                      2.37%

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2008, which is designated as qualified dividends income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

Balanced Fund                            25.48%
Large Cap Growth Fund                   100.00%
Mid-Cap Value Fund                       46.16%
Small Cap Value Opportunity Fund         89.59%
Emerging Markets Fund                    19.05%
Enhanced Income Fund                      2.15%

Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

     Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2008.

Balanced Fund                      $46,053,838
Large Cap Growth                     2,751,162
Mid-Cap Value Fund                   6,553,236
Emerging Markets Fund               33,156,178
Enhanced Income Fund                 1,461,366

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS
(Unaudited)

     At its May 21, 2008 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of each existing Management Agreement (each, a "Current Agreement" and collectively, the "Current Agreements") between the Manager and the American Beacon Funds ("Beacon Trust") (collectively, the "Funds") and each Investment Advisory Agreement between the Manager and a subadvisor ("Current Investment Advisory Agreement"). In preparation for the Board's consideration to renew these Current Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

     In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 9, 2008 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

     On May 21, May 22 and June 4, 2008, the Board met to determine, among other matters, whether to approve a new investment management agreement ("New Agreement") between the Manager and the Funds. The New Agreement was necessary because, on April 16, 2008, AMR Corporation ("AMR"), the parent company of the Manager, entered into an agreement with Lighthouse Holdings, Inc. ("Lighthouse") pursuant to which Lighthouse would acquire all of the capital stock of the Manager ("Transaction") in exchange for cash and 10% of the capital stock of the parent corporation of Lighthouse. Upon the closing of the Transaction on September 12, 2008 ("Closing"), the Manager ceased to be a wholly owned subsidiary of AMR and became a subsidiary of Lighthouse. This change in control was deemed to be an "assignment" under the Investment Company Act of 1940 ("1940 Act") of each Fund's Current Agreement with the Manager. As required by the 1940 Act, each Fund's Current Agreement provided for its automatic termination in the event of an assignment, and each, therefore, terminated upon the Closing.

     To provide for the continuity of management for the Funds, the Board met to consider the New Agreement with the Manager. The New Agreement for each Fund reflects substantially the same terms as the Current Agreement for each Fund. In addition, the Current Agreements have been updated and modernized. As part of this process, the primary administrative services provided by the Manager to the Funds have been transferred to one single administrative services agreement ("New Administrative Services Agreement"). The Manager previously provided administrative services to the Funds pursuant to its Current Agreement and an Administrative Services Agreement ("Current Administrative Services Agreement"). The aggregate fee rates for each Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates imposed under the existing agreements which they replaced.

     In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board considered the impact to the Funds once Lighthouse directly controlled the Manager. Lighthouse indicated that it did not anticipate making any changes to the organization or structure of the Funds, to the service providers or to the aggregate fee rates under the Current Agreement. In addition, the portfolio managers at the Manager that manage the Funds were expected to continue to manage the Funds after the Closing. In that regard, the Manager and Lighthouse anticipated entering into employment contracts with certain key personnel performing or overseeing the Funds' investment programs. The Board considered that there could be no assurance that these personnel would choose to remain employed by the Manager before or after the Closing. The Board noted that the Manager and the Funds would continue to operate under their existing names. Potential benefits to the Funds as a result of the Transaction included Lighthouse's intention to devote additional resources to product development and distribution of Fund shares. The Board also considered that any resulting growth of Fund assets would potentially produce economies of scale that would benefit shareholders of the Funds.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     With respect to certain Funds, the Manager had entered into Current Investment Advisory Agreements with various subadvisors on behalf of those Funds. Upon the Closing, these Current Investment Advisory Agreements terminated automatically upon the termination of each Current Agreement. Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Manager was permitted to enter into new or modified investment advisory agreements with existing or new subadvisors ("New Investment Advisory Agreements") without approval of a Fund's shareholders, but subject to the approval of a Fund's Board. Each New Investment Advisory Agreement reflected substantially the same terms as the Current Investment Advisory Agreement for each applicable Fund.

     In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board held preliminary conference call meetings on April 15, 16 and 21, 2008, to discuss the New Agreement and New Investment Advisory Agreements and the effect that approving the New Agreement and New Investment Advisory Agreements would have on the Funds. The Board received a memorandum and related advice from their independent legal counsel detailing the Board's responsibilities in considering the New Agreement and New Investment Advisory Agreements.

     In connection with Board's consideration of the Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of the Transaction, the effects of the Transaction on the Beacon Trust and the Board, and any proposed changes to the Beacon Trust, their service providers or fee structure and other information;

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     -    a copy of the firm's Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - a description of any payments by the firm to support the Funds' marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Funds due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and verification of the firm's insurance coverage with regard to the services provided to the Funds.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of each Fund's Current Agreement and the approval of each Fund's New Agreement:

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and each Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Funds;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for each Fund and each subadvisor to a Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     In connection with the Current Agreements, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper. The Current Agreements, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements are each referenced to herein as an "Agreement" and collectively, the "Agreements."

     The Trustees also received memoranda from their legal counsel detailing the Board's responsibilities pertaining to the approval of each Agreement. These memoranda explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

In connection with the Board's consideration of the New Agreement and each New Investment Advisory Agreement, the Trustees considered, among other information, the following factors:

1. The manner in which each Fund's assets are managed will not change as a result of the Transaction, and the same people who manage the Fund's assets are expected to continue to do so after the Transaction;

2. The aggregate fee rates payable by each Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates payable under the Current Agreement and the Current Administrative Services Agreement;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

3. The material terms regarding advisory services pursuant to the New Agreement are substantially the same as the terms of the Current Agreements;

4. The qualifications of the Manager's personnel who will provide advisory and administrative services to the Funds are not expected to change;

5. The Manager's financial condition and the post-Closing capitalization of Lighthouse;

6.   The impact of the Transaction on the Manager's day-to-day operations;

7. The capabilities, experience, corporate structure and capital resources of Lighthouse;

8. The long-term business goals of Lighthouse with regard to the Manager and the Beacon Trust;

9. Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as AMR and Lighthouse plan to bear equally the costs, fees and expenses incurred by the Funds in connection with obtaining shareholder approval of the New Agreement, the fees and expenses of accountants and attorneys relating to the Transaction and obtaining shareholder approval of the New Agreement, the fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction;

10. The Funds may realize benefits as a result of the Transaction, including long-term economies of scale;

11. The potential for increased costs to the Beacon Trust in order to satisfy existing obligations under the current Trustees' retirement plan; and

12. The advisory relationship with each subadvisor would continue in the same manner as before the Transaction and that each New Investment Advisory Agreement would be substantially the same as each Current Investment Advisory Agreement.

     Provided below is an overview of the other primary factors the Board considered at its May 21, May 22 and June 4, 2008 meetings. The Board did not identify any particular information that was most relevant to its consideration to renew the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Non-interested Trustees provided the Board with memoranda regarding its responsibilities pertaining to the renewal of the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements. Based on its evaluation, the Board unanimously concluded that the terms of each Current Agreement and Current Investment Advisory Agreement were reasonable and fair and that the renewal of each Current Agreement and Current Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also unanimously concluded that the terms of the New Agreement and New Investment Advisory Agreements were reasonable and fair and that the approval of the New Agreement and New Investment Advisory Agreements was in the best interests of the Fund and its shareholders.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

     In determining whether to renew the Current Agreement and the Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, the Trustees considered the best interests of each Fund separately. While the Current Agreement and Current Investment Advisory Agreements for all of the Funds were considered at the Board meetings on May 21, 2008, and the New Agreement and New Investment Advisory Agreement for all of the Funds were considered at the meetings on May 21, May 22 and June 4, 2008, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund;
(3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses;
(4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager and Lighthouse regarding certain key aspects of the materials submitted in support of the renewal.

     Nature, Extent and Quality of Services. With respect to the renewal of each Fund's Current Agreement and the approval of each Fund's New Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Funds in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors.

     With respect to the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Funds, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

     Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Current Agreement and Current Investment Advisory Agreements, and approve each New Agreement and New Investment Advisory Agreements for each Fund.

     Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund." The performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper, Inc.

     Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Current and New Agreements for the Beacon Trust stipulate that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a Feeder Fund), the Fund will not pay the Manager a management fee. With respect to the Short-Term Bond Fund, the Board also considered the Manager's advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

     The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

     In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

     Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

     Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account other assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted that certain Funds have grown their shareholder base, which has spread fixed costs over a larger shareholder and asset base. The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

     Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

     Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Beacon Trust at a relatively low cost. In this regard, the Board considered that the benefit plans of AMR have invested substantial assets in the Funds, which helps reduce costs for other Fund shareholders, just as the investment of other Fund shareholders helps to reduce costs for AMR's benefit plans. In addition, the Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that Funds did not pay commissions to any affiliated broker-dealer of the Manager during the most recent fiscal year ended October 31, 2007, though during that period certain Funds did pay commissions to affiliated broker-dealers of the relevant subadvisor, as set forth in the following table.

FUND                                                   BROKER                                AFFILIATED WITH             COMMISSION
-------------------------------------  ------------------------------------  -----------------------------------------   ----------
American Beacon Large Cap Growth Fund  Goldman, Sachs & Co.                  Goldman Sachs Asset Management, L.P.          $1,020
American Beacon Emerging Markets Fund  JM Morgan Stanley Securities Limited  Morgan Stanley Investment Management Inc.     $  326

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     The percentage of total commissions of the American Beacon Large Cap Growth Fund and Emerging Markets Fund paid to affiliated broker-dealers in 2007 was 4.13% and 0.07%, respectively.

     Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of its relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE BALANCED FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement with respect to the Balanced Fund, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed the peer universe median for the five- and ten-year periods ended March 31, 2008, but underperformed for the one- and three-year periods; (2) the Manager outperformed its market index with respect to its portion of the Fund's fixed income assets for the one-, three- and five-year periods ended March 31, 2008; and (3) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.

     In considering the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Global Investment Management, LLC ("Brandywine") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the five- and ten-year periods ended March 31, 2008 but underperformed for the one- and three- year period; (2) Brandywine outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2008; (3) Hotchkis outperformed its market benchmark index with respect to its allocated portion of the Fund's equity assets for the five- and ten-year periods ended March 31, 2008 but underperformed for the one- and three- year periods; (4) Barrow, Hotchkis and Brandywine have informed the Manager that they use Fund commissions to obtain proprietary research, the application of which benefits the Fund, and Hotchkis has further informed the Manager that it also uses Fund commissions for third-party research, but there is little or no impact to the Fund; and (5) the Manager's recommendation to continue to retain each subadvisor.

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, determined that the Balanced Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreements and approved the New Agreement and New Investment Advisory Agreements with respect to the Balanced Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE EMERGING MARKETS FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the Emerging Markets Fund underperformed the peer universe median for the one-, three-, and five-year periods ended March 31, 2008 and (2) the current expense ratio of the Institutional Class of the Fund was lower than its Lipper expense group median.

     In considering the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements with The Boston Company Asset Management, LLC ("TBC") and Morgan Stanley Investment Management Inc. ("MSIM"), the Trustees considered the following additional factors: (1) MSIM outperformed the peer universe median for the one-, three-, and five-year periods ended March 31, 2008; (2) TBC underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2008; (3) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor's other clients and (4) the Manager's recommendation to continue to retain each subadvisor.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, determined that the Emerging Markets Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreements and approved the New Agreement and New Investment Advisory Agreements with respect to the Emerging Markets Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE ENHANCED INCOME
FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the Enhanced Income Fund outperformed the peer universe median for the one- and three-year periods ended March 31, 2008; (2) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one- and three-year periods; and (3) the expense ratio of the Fund was lower than its Lipper expense group median.

     In considering the renewal of the Current Investment Advisory Agreement and the approval of the New Investment Advisory Agreement with Calamos Advisors LLC ("Calamos"), the Trustees considered the following additional factors: (1) Calamos outperformed the Merrill Lynch All U.S. Convertibles Index for the one- and three-year periods ended March 31, 2008; (2) Calamos has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Calamos' other clients; and (3) the Manager's recommendation to continue to retain Calamos.

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable, determined that the Enhanced Income Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreement and approved the New Agreement and New Investment Advisory Agreement with respect to the Enhanced Income Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE HIGH YIELD BOND
FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the High Yield Bond Fund outperformed the peer universe median for the one- and three-year periods ended March 31, 2008, but underperformed its peer universe median for the five-year period and (2) the current expense ratio of the Institutional Class was lower than its Lipper expense group median.

     In considering the renewal of the Current Investment Advisory Agreement and the approval of the New Investment Advisory Agreement with Franklin Advisors, Inc. ("Franklin"), the Trustees considered the following additional factors: (1) Franklin outperformed the peer universe median for the one-year period ended March 31, 2008 and (2) the Manager's recommendation to continue to retain Franklin.

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable, determined that the High Yield Bond Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreement, and approved the New Agreement and New Investment Advisory Agreement with respect to the High Yield Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE INTERMEDIATE BOND FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund outperformed the peer universe median for the one-, three- five- and ten-year periods ended March 31, 2008; (2) the Manager outperformed the universe peer median with respect to its allocated portion of the Fund's assets for the one-,

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

three-, five- and ten-year periods ended March 31, 2008; and (3) the expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group.

     In considering the renewal of the Current Investment Advisory Agreement and the approval of the New Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median with respect to its allocated portion of the Fund's assets for the one-, three-, five- and ten-year periods ended March 31, 2008; and (2) the Manager's recommendation to continue to retain Barrow.

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and subadvisor under the Agreements are fair and reasonable, determined that the Intermediate Bond Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreement and approved the New Agreement and New Investment Advisory Agreement with respect to the Intermediate Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE LARGE CAP GROWTH FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the Large Cap Growth Fund underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than the Lipper expense group median.

     In considering the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements with Goldman Sachs Asset Management, L.P. ("GSAM") and Renaissance Group LLC, dba Renaissance Investment Management ("RIM"), the Trustees considered the following additional factors: (1) GSAM underperformed the peer universe median for the one-, three- and five-year period ended March 31, 2008; (2) RIM underperformed the peer universe median for the one-year period ended March 31, 2008; (4) GSAM has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and GSAM's other clients; and (5) the Manager's recommendation to continue to retain each subadvisor.

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, determined that the Large Cap Growth Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreements and approved the New Agreement and New Investment Advisory Agreements with respect to the Large Cap Growth Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE MID-CAP VALUE FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the Mid-Cap Value Fund underperformed its peer universe median for the one- and three-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median (after consideration of the Manager's waiver).

     In considering the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC ("Pzena"), the Trustees considered the following additional factors: (1) Barrow and Pzena underperformed the peer universe median for the one- and three-year periods ended March 31, 2008; (2) Barrow has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and Barrow's other clients; and (3) the Manager's recommendation to continue to retain each subadvisor.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, determined that the Mid-Cap Value Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreements and approved the New Agreement and New Investment Advisory Agreements with respect to the Mid-Cap Value Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE SHORT-TERM BOND
FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund outperformed its benchmark index for the one-, three-, five- and ten-year periods for the period ended March 31, 2008; (2) the Short-Term Bond Fund outperformed the Lipper Index for all reported periods ended March 31, 2008; and (3) the expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group average.

     Based on these and other considerations, the Trustees (1) concluded that the fees paid to the Manager under the Agreement are fair and reasonable, (2) determined that the Short-Term Bond Fund and its shareholders would benefit from the Manager's continued management of the Fund, (3) approved the renewal of the Current Agreement and (4) approved the New Agreement with respect to the Short-Term Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE SMALL CAP VALUE OPPORTUNITY FUND

     In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors: (1) the Small Cap Value Opportunity Fund underperformed the peer universe median for the one- and two-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.

     In considering the renewal of the Current Investment Advisory Agreement and the approval of the New Investment Advisory Agreement with PanAgora Asset Management ("PanAgora"), the Trustees considered the following additional factors: (1) PanAgora underperformed the peer universe median for the one- and two-year periods ended March 31, 2008; (2) the Fund only has two years of performance data and it is reasonable to permit the subadvisor to continue to manage the Fund to appropriately assess performance; and (3) the Manager's recommendation to continue to retain the subadvisor.

     Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable, determined that the Small Cap Value Opportunity Fund and its shareholders would benefit from the Manager's and subadvisor's continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreement and approved the New Agreement and New Investment Advisory Agreement with respect to the Small Cap Value Opportunity Fund.

RESULTS OF SHAREHOLDER MEETING
(Unaudited)

     A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Balanced, Emerging Markets, Enhanced Income, High Yield Bond, Intermediate Bond, Short-Term Bond, Large Cap Growth, Small Cap Value Opportunity and Mid-Cap Value Funds (the "Funds") approved a new investment management agreement between American Beacon Advisors, Inc. and the Funds. This proposal required a majority of shareholders of each Fund to achieve a quorum. The following are the results of the shareholder votes for this proposal:

            FUND                     FOR            AGAINST        ABSTAIN       NON-VOTING
            ----              ----------------   ------------   ------------   -------------
Mid-Cap Value                    54,196,976.73      39,547.38      66,994.80    7,753,931.46
Balanced                        817,348,398.34     318,946.97     714,168.19   58,089,239.09
Emerging Markets                173,546,497.25       9,350.50     329,446.10    6,351,160.92
Enhanced Income                 131,472,046.68             --             --    1,117,281.25
High Yield Bond                 121,620,671.08   1,059,361.20   1,312,096.58   22,276,310.46
Intermediate Bond               153,203,480.55             --      11,648.24    5,760,779.16
Large Cap Growth                 84,026,829.46             --             --              --
Short-Term Bond                  92,926,803.91      17,283.48      25,143.41    4,447,423.65
Small Cap Value Opportunity       5,258,529.22             --             --       61,636.92

     A special meeting of the shareholders of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Trust approved the re-election of five of the current Trustees to the Board of the American Beacon Trust and to elect three additional Trustees to the Board. This proposal required a majority of the shareholders of the Trust to vote to achieve a quorum. The following are the results of the election of each Trustee:

ALAN D. FELD
Affirmative.......   12,634,553,751.62
Withhold..........      519,818,259.90

W. HUMPHREY BOGART
Affirmative.......   12,999,746,162.82
Withhold..........      154,625,848.70

BRENDA A. CLINE
Affirmative.......   13,009,050,779.42
Withhold..........      145,321,232.10

RICHARD A. MASSMAN
Affirmative.......   13,004,756,096.42
Withhold..........      149,615,915.10

R. GERALD TURNER
Affirmative.......   13,004,259,224.92
Withhold..........      150,112,786.60

THOMAS M. DUNNING
Affirmative.......   13,003,350,236.48
Withhold..........      151,021,775.04

EUGENE J. DUFFY
Affirmative.......   12,985,296,316.39
Withhold..........      169,075,695.13

PAUL J. ZUCCONI
Affirmative.......   12,985,296,316.39
Withhold..........      169,075,695.13

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                            OF TIME SERVED                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, AGE AND ADDRESS      WITH THE TRUST                                    AND CURRENT DIRECTORSHIPS
------------------------  -------------------  ------------------------------------------------------------------------------------
INTERESTED TRUSTEES
                                 Term
                           Lifetime of Trust
                            until removal,
                            resignation or
                              retirement*

Alan D. Feld** (71)       Trustee since 1996   Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel
                                               Communications (1984-Present); Trustee, CenterPoint Properties (1994-2006); Member,
                                               Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D.
                                               Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital.

NON-INTERESTED TRUSTEES          Term
                           Lifetime of Trust
                            until removal,
                            resignation or
                              retirement*

W. Humphrey Bogart (64)   Trustee since 2004   Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant,
                                               New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and
                                               CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity
                                               Investments Southwest Company (1983-1995); Senior Vice President of Regional
                                               Centers, Fidelity Investments (1988-1995).

Brenda A. Cline (47)      Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell
                                               Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present);
                                               Trustee, W.I. Cook  Foundation, Inc. (d/b/a Cook Children's  Health Foundation)
                                               (2001-2006); Director, Christian Church Foundation (1999-2007).

Eugene J. Duffy (54)      Trustee since 2008   Principal and Executive Vice President, Paradigm Asset Management (1994-Present);
                                               Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions
                                               Fund Board of Trustees, National Association for the Advancement of Colored People
                                               (2007-Present); Trustee, National Association for the Advancement of Colored People
                                               (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee,
                                               Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr.
                                               Institute on Politics and Public Service (2001-Present); Chair, National
                                               Association of Securities Professionals (2000-2002); Deputy Chief Administrative
                                               Officer, City of Atlanta (1985-1990).

Thomas M. Dunning (65)    Trustee since 2008   Consultant, (2008-Present); Chairman (2003-2008) and Chief Executive Officer
                                               (2003-2007), Lockton Dunning Benefits (consulting firm in employee benefits);
                                               Director, Oncor Electric Delivery Company LLC; Advisory Director, Comerica Texas;
                                               Immediate Past Chairman and Board Member, Dallas Citizens Council; Director, Baylor
                                               Health Care System Foundation; State Vice Chair, State Fair of Texas; Board Member,
                                               Southwestern Medical Foundation.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                            OF TIME SERVED                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, AGE AND ADDRESS      WITH THE TRUST                                    AND CURRENT DIRECTORSHIPS
------------------------  -------------------  ------------------------------------------------------------------------------------
Richard A. Massman (65)   Trustee since 2004   Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company
                          Chairman since 2008  engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-Present). Chairman (2007-Present)
                                               and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-Present)
                                               and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian
                                               Hospital Foundation (2006-Present).

R. Gerald Turner (62)     Trustee since 2001   President, Southern Methodist University (1995-Present); Director, ChemFirst
225 Perkins Admin. Bldg.                       (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director,
Southern Methodist Univ.                       California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide
Dallas, Texas 75275                            Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting
                                               Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of
                                               Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission
                                               on Intercollegiate Athletics.

Paul J. Zucconi,CPA (67)  Trustee since 2008   Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark
                                               Corporation (life and health insurance products) (2002-present); Director, National
                                               Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of
                                               National Association of Corporate Directors (2004-Present); Partner, KPMG
                                               (1976-2001).

OFFICERS
                                 Term
                               One Year

William F. Quinn** (60)      President from    Chairman (2006-Present) and CEO (2006-2007), President (1986-2006) and Director
                              1987 to 2007     (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director
                          and 2008 to Present  (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director,
                             Executive Vice    Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr,
                             President from    LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern
                              2007 to 2008     Methodist University Endowment Fund (1996-Present); Member, Southern Methodist
                              Trustee from     University Cox School of Business Advisory Board (1999-2002); Member, New York
                              1987 to 2008     Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present);
                                               Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment
                                               of  Employee Benefits; Director, United Way of Metropolitan Tarrant County
                                               (1988-2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-2008);
                                               Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master
                                               Trust (1995-2008).

Rosemary K. Behan (49)      VP, Secretary and  Vice  President, Legal and Compliance, American Beacon Advisors, Inc.
                               Chief Legal     (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc.
                           Officer since 2006  (2004-2006); Enforcement Attorney (2002-2004) and Branch Chief (2000-2002),
                                               Securities and Exchange Commission.

Brian E. Brett (48)           VP since 2004    Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc.
                                               (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor)
                                               (1996-2004).

Wyatt Crumpler (42)           VP since 2007    Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present);
                                               Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and
                                               Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (54)        VP since 1989    Vice President, Fixed Income Investments, American Beacon Advisors, Inc.
                                               (1988-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                           POSITION, TERM OF
                           OFFICE AND LENGTH
                            OF TIME SERVED                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, AGE AND ADDRESS      WITH THE TRUST                                    AND CURRENT DIRECTORSHIPS
------------------------  -------------------  ------------------------------------------------------------------------------------
Rebecca L. Harris (41)      Treasurer since    Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).
                                 1995

Christina E. Sears (37)    Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior
                          Officer since 2004   Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).
                               and Asst.
                            Secretary since
                                 1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              [GRAPHIC]                                  [GRAPHIC]

              BY E-MAIL:                              ON THE INTERNET:
  american_beacon.funds@ambeacon.com               Visit our website at
                                                www.americanbeaconfunds.com

            [GRAPHIC]                                    [GRAPHIC]

           BY TELEPHONE:                                  BY MAIL:
       Institutional Class                         American Beacon Funds
       Call (800) 658-5811                            P.O. Box 219643
           AMR Class(SM)                         Kansas City, MO 64121-9643
       Call (800) 345-2345
PlanAhead Class(R) and Service Class
       Call (800) 388-3344

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES   AVAILABILITY OF PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of Investments      A description of the policies and procedures
provided in each  semi-annual and annual        the Fund uses to determine how to vote
report, the Fund files a complete schedule of   proxies relating to portfolio securities is
its portfolio holdings with the Securities      available in the Fund's Statement of
and Exchange Commission ("SEC") on Form N-Q     Additional Information, is available free of
as of the first and third fiscal quarters.      charge on the Fund's website
The Fund's Forms N-Q are available on the       (www.americanbeaconfunds.com) and by calling
SEC's website at www.sec.gov. The Forms N-Q     1-800-967-9009 or by accessing the SEC's
may also be reviewed and copied at the SEC's    website at www.sec.gov. The Fund's proxy
Public Reference Room, 450 Fifth Street, NW,    voting record for the most recent year ended
Washington, DC 20549. Information regarding     June 30 is filed annually with the SEC on
the operation of the SEC's Public Reference     Form N-PX. The Fund's Forms N-PX are
Room may be obtained by calling                 available on the SEC's website at www.sec.gov.
1-800-SEC-0330. A complete schedule of the      The Fund's proxy voting record may also
Fund's portfolio holdings is also available     be obtained by calling 1-800-967-9009.
on the Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the end of
each month.

FUND SERVICE PROVIDERS:

CUSTODIAN                         TRANSFER AGENT      INDEPENDENT REGISTERED         DISTRIBUTOR
---------------------------   ---------------------   ----------------------   ----------------------
STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING FIRM   FORESIDE FUND SERVICES
Boston, Massachusetts         SERVICES                ERNST & YOUNG LLP        Portland, Maine
                              Kansas City, Missouri   Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds, American Beacon Balanced Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Opportunity Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 10/08
                                                                           64674

                          GUIDANCE | VISION | EXPERIENCE

                        (AMERICAN BEACON FUNDS(SM) LOGO)

                                  ANNUAL REPORT

                                    (GRAPHIC)

October 31, 2008

INTERNATIONAL EQUITY FUND

ABOUT AMERICAN BEACON

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message ...............................................            1
Market and Performance Overview ...................................           21
Schedule of Investments ...........................................           71
Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                           October 31, 2008

(PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

     Enclosed is the American Beacon International Equity Fund Annual Report for the twelve months ended October 31, 2008.

     During the past twelve months, we experienced unprecedented market turmoil in all asset classes. Initially, the sub-prime mortgage crisis and rising oil and food prices contributed to an economic slowdown that culminated in a market-wide credit crisis and squeeze on liquidity. The situation reached once-in-a-lifetime crisis proportions in mid-September with the bankruptcy of Lehman Brothers, the resulting losses incurred by investors in money market funds, and the unprecedented government intervention in the financial system. From September 15th to October 31st, the Dow Jones Industrial Average declined almost 20% on the threat of a global recession.

     The International Equity Fund-Institutional Class reported a total return of -44.81% for the one-year period. The MSCI EAFE Index reported a return of -46.62% for the same period.

     During these times, it is important to remember that the American Beacon International Equity Fund's investment strategy is based on long-term investing. Short-term pain can lead to long-term gains as we saw when the positive performance by our value-oriented Funds followed the burst of the technology bubble earlier this decade. We believe the Funds' fundamental value investment philosophies and lower than average expense ratios will continue to serve the Funds well over the longer term.

     Please review the enclosed market overview, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ William F. Quinn
                                        William F. Quinn
                                        President
                                        American Beacon Funds

INTERNATIONAL EQUITY MARKET OVERVIEW
OCTOBER 31, 2008 (UNAUDITED)

     During the last quarter of 2007, global equity markets bid farewell to a five-year bull market resulting from recessionary concerns in the U.S. and a significant slowdown across the developed market economies as the MSCI EAFE Index fell 46.6% for the twelve-month period ending October 31, 2008. In fact, global stock markets started 2008 with their worst quarterly performance in nearly five years. The credit crisis deepened on March 17th of this year when the Federal Reserve ("Fed") startled the global equity markets with an announced bailout of Bear Stearns, the fifth largest investment bank in the U.S. to avert a bankruptcy. For the balance of the year, market participants witnessed a series of truly historic events: the U.S. government takeover of Fannie Mae and Freddie Mac, the non-takeover and subsequent bankruptcy of Lehman Brothers, the shotgun merger of Merrill Lynch with Bank of America, the bailout of the insurance giant AIG, and the end of the independent investment bank business model as Goldman Sachs and Morgan Stanley decided to reorganize as bank holding companies. In three short months toward the end of the period, we witnessed the vaporization of most of what was the U.S. financial sector. It was not only a U.S. phenomenon; we are only beginning to see the early cracks in the U.K. and European financials.

     International markets remained under pressure for the balance of the year from the financial meltdown hitting the U.S., U.K., and most of continental Europe. Inter-bank lending froze, cutting off critical funding to the corporate commercial paper market. Europe followed the U.S. in launching an unprecedented bank bailout and coordinated rate cut. U.K. banks were heavily hit, forcing the government to inject capital and guarantee bank debt. Spain and Germany also stepped in to support the financial sector. The spectacle sent most commodities reeling, aside from gold, which was viewed as a safe haven. However, the correction was more severe than anticipated as the credit crisis caused economists to slash world growth forecasts. Japan's banks remained the more solvent and stepped in to pick up distressed U.S. assets. The yen also attracted investors leery of the U.S. dollar testing new lows. Japan's ongoing reliance on external demand, however, has not helped equity markets.

PERFORMANCE OVERVIEW

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the International Equity Fund returned -44.81% for the twelve months ended October 31, 2008. The Fund outperformed the MSCI EAFE Index (the "Index") return of -46.62% and the Lipper International Funds Index return of -46.77% for the period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 10/31/98 THROUGH 10/31/08

                              (PERFORMANCE GRAPH)

                                             ANNUALIZED TOTAL RETURNS     VALUE OF
                                              PERIODS ENDED 10/31/08      $10,000
                                           ---------------------------   10/31/98-
                                           1 YEAR   5 YEARS   10 YEARS    10/31/08
                                           ------   -------   --------   ---------
Institutional Class(1, 4)...............   -44.81%   3.80%      3.82%     $14,547
PlanAhead Class(1, 4)...................   -44.96%   3.53%      3.59%      14,232
Service Class(1, 2, 4)..................   -45.10%   3.26%      3.43%      14,013
AMR Class(1, 4) ........................   -44.65%   4.09%      4.09%      14,928
Lipper Int'l. Funds Index(3)............   -46.77%   3.94%      2.90%      13,306
MSCI EAFE Index (3).....................   -46.62%   3.60%      1.69%      11,799

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the ten-year period represents the total returns achieved by the PlanAhead Class from 10/31/98 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/98. A portion of the fees changed to the Service Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

(3.) The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.68%, 0.93%, 1.15% and 0.42%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund outperformed the Index by 1.81% over the twelve-month period due to stock selection, while country allocation detracted value.

     Stock selection had a significantly positive impact overall, specifically in France, the United Kingdom, and Switzerland, while stock selections in Norway, Germany, and Italy detracted from performance. The Fund benefited from French companies Sanofi-Aventis (down 25.3%), France Telecom (down 25.4%), and Total (down 30.0%). In the United Kingdom, GlaxoSmithKline (down 21.0%), BP (down 34.0%), British American Tobacco (down 25.0%) and Unilever (down 31.1%) contributed to the relative outperformance, as did Swiss health care company Novartis (down 3.0%). Investments in Aker Solutions (down 84.0%) in Norway, Deutsche Post (down 62.1%) in Germany and Unicredit (down 70.4%) in Italy hurt performance.

     Country allocation detracted from relative performance, primarily due to underweighting Japan (down 37.5%), overweighting Ireland (down 68.9%), and investing in South Korea (down 60.0%). Ireland was the second-worst performing market in the Index, while Japan was the second-best performing market in the Index over the twelve-month period. Underweighting Australia (down 55.2%) aided performance for the period.

     Although economic and market conditions vary from period to period, the Fund's primary strategy of investing in undervalued companies with above average earnings growth expectations remains consistent.

PERFORMANCE OVERVIEW

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

TOP TEN HOLDINGS

                                          % OF
                                       NET ASSETS
                                       ----------
Vodafone Group plc..................      2.7%
Sanofi-Aventis......................      2.6%
BP plc..............................      2.1%
Total S.A...........................      2.1%
Royal Dutch Shell plc...............      1.9%
GlaxoSmithKline plc.................      1.8%
HSBC Holdings plc...................      1.8%
BAE Systems plc.....................      1.7%
Siemens AG..........................      1.7%
E.ON AG.............................      1.7%

SECTOR ALLOCATION

                                         % OF
                                       EQUITIES
                                       --------
Financials..........................     19.6%
Consumer Discretionary..............     13.0%
Industrials.........................     12.9%
Energy..............................     11.0%
Telecommunications Services.........     10.2%
Health Care.........................      9.5%
Consumer Staples....................      9.3%
Information Technology..............      5.4%
Materials...........................      4.6%
Utilities...........................      4.5%

REGIONAL ALLOCATION*

                                  (PIE CHART)

Europe          77.2%
Pacific Rim     21.2%
North America    1.6%

*    shown as a percentage of equities

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

FUND EXPENSES

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2008 through October 31, 2008.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

     Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                 Beginning    Ending
                                  Account     Account     Expenses Paid
                                   Value       Value      During Period*
                                   5/1/08     10/31/08   5/1/08-10/31/08
                                 ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                           $1,000.00     $598.99         $2.69
Hypothetical                     $1,000.00   $1,021.77         $3.40
   (5% return before expenses)
PLANAHEAD CLASS
Actual                           $1,000.00     $598.15         $3.70
Hypothetical                     $1,000.00   $1,020.51         $4.67
   (5% return before expenses)
SERVICE CLASS
Actual                           $1,000.00     $597.03         $4.98
Hypothetical                     $1,000.00   $1,018.90         $6.29
   (5% return before expenses)
AMR CLASS
Actual                           $1,000.00     $599.81        $ 9.49
Hypothetical                     $1,000.00   $1,013.27        $11.94
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.67%, 0.92%, 1.24% and 2.36% for the Institutional, PlanAhead, Service and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon International Equity Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon International Equity Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon International Equity Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
December 23, 2008

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
AUSTRALIA - 0.78%
COMMON STOCKS - 0.78%
   Insurance Australia Group Ltd. ................      2,000,831   $     5,074
   National Australia Bank Ltd. + ................        323,483         5,249
                                                                    -----------
TOTAL AUSTRALIA                                                          10,323
                                                                    -----------
AUSTRIA - 0.19%
COMMON STOCKS - 0.19%
   Telekom Austria AG ............................        202,700         2,516
                                                                    -----------
BELGIUM - 0.53%
COMMON STOCKS - 0.53%
   Delhaize Group ................................        125,190         7,001
                                                                    -----------
CANADA - 1.48%
COMMON STOCKS - 1.48%
   Jean Coutu Group PJC, Inc. ....................        350,300         2,119
   Precision Drilling Trust + ....................        282,880         3,051
   TELUS Corp. ...................................        424,093        14,394
                                                                    -----------
TOTAL CANADA                                                             19,564
                                                                    -----------
FINLAND - 1.21%
COMMON STOCKS - 1.21%
   Nokia Oyj .....................................        728,185        11,107
   UPM-Kymmene Oyj ...............................        348,330         4,935
                                                                    -----------
TOTAL FINLAND                                                            16,042
                                                                    -----------
FRANCE - 12.93%
COMMON STOCKS - 12.93%
   Accor S.A. ....................................         50,500         1,968
   AXA S.A. ......................................        580,943        11,195
   BNP Paribas ...................................        117,268         8,513
   Bouygues S.A. .................................         72,700         3,097
   Carrefour S.A. ................................        192,060         8,116
   Compagnie Generale des Etablissements
      Michelin ...................................         90,220         4,647
   Credit Agricole S.A. ..........................        530,773         7,739
   EDF ...........................................        149,208         8,940
   France Telecom S.A. ++ ........................        724,571        18,284
   GDF Suez ......................................        169,100         7,530
   Groupe Danone .................................         46,900         2,601
   Sanofi-Aventis S.A. ++ ........................        549,422        34,582
   Technip S.A. ..................................        289,013         8,641
   Thomson ## ....................................        341,240           480
   Total S.A. + ..................................        505,976        27,791
   VINCI S.A. + ..................................        291,935        10,502
   Vivendi S.A. ..................................        246,510         6,448
                                                                    -----------
TOTAL FRANCE                                                            171,074
                                                                    -----------

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
GERMANY - 8.24%
COMMON STOCKS - 7.85%
   adidas AG .....................................         55,200   $     1,931
   Allianz SE ....................................         29,702         2,224
   Bayer AG ......................................         77,972         4,279
   Bayerische Motoren Werke AG ...................        178,770         4,628
   Celesio AG ....................................        245,480         7,288
   Daimler AG ....................................         78,100         2,697
   Deutsche Post AG ..............................      1,157,137        12,874
   E.ON AG .......................................        595,443        22,726
   Infineon Technologies AG ## ...................        646,190         2,047
   Linde AG ......................................         54,335         4,499
   Merck KGAA ....................................         57,150         5,060
   Muenchener Rueckversicherungs-Gesellschaft
      AG .........................................         45,297         5,926
   SAP AG ........................................        140,910         5,010
   Siemens AG ....................................        380,292        22,753
                                                                    -----------
TOTAL COMMON STOCKS                                                     103,942
                                                                    -----------
PREFERRED STOCKS - 0.39%
   Henkel AG & Co. KGaA ..........................        177,139         5,127
                                                                    -----------
TOTAL GERMANY                                                           109,069
                                                                    -----------
GREECE - 1.18%
COMMON STOCKS - 1.18%
   National Bank of Greece S.A. ..................         99,244         2,211
   OPAP S.A. .....................................        319,870         7,009
   Public Power Corp. S.A. .......................        509,620         6,341
                                                                    -----------
TOTAL GREECE                                                             15,561
                                                                    -----------
HONG KONG/CHINA - 1.29%
COMMON STOCKS - 1.29%
   Cheung Kong Holdings Ltd. .....................        472,500         4,601
   Hutchison Whampoa Ltd. ........................        187,000         1,024
   Swire Pacific Ltd. ............................        622,100         4,341
   Yue Yuen Industrial Holdings Ltd. ++ ..........      3,597,167         7,123
                                                                    -----------
TOTAL HONG KONG/CHINA                                                    17,089
                                                                    -----------
IRELAND - 1.45%
COMMON STOCKS - 1.45%
   Allied Irish Banks plc ........................        723,256         3,982
   C&C Group plc .................................      1,173,494         1,666
   CRH plc .......................................        376,689         8,305
   CRH plc, ADR ..................................        179,025         3,993
   Smurfit Kappa Group plc ++ ....................        688,413         1,232
                                                                    -----------
TOTAL IRELAND                                                            19,178
                                                                    -----------

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
ITALY - 3.00%
COMMON STOCKS - 3.00%
   Eni S.p.A. ....................................        577,716   $    13,766
   Intesa Sanpaolo S.p.A .........................        588,622         2,154
   Mediaset S.p.A. + .............................      1,491,676         8,098
   Telecom Italia S.p.A. .........................      3,044,870         3,505
   UniCredit S.p.A. ..............................      4,990,079        12,198
                                                                    -----------
TOTAL ITALY                                                              39,721
                                                                    -----------
JAPAN - 12.84%
COMMON STOCKS - 12.84%
   Aeon Co. Ltd. + ...............................        769,200         7,340
   Canon, Inc. ...................................        194,200         6,683
   Canon, Inc., ADR ..............................          4,812           165
   Chiyoda Corp. + ...............................        513,000         2,927
   Chuo Mitsui Trust Holdings, Inc. ..............      1,093,400         4,301
   Daito Trust Construction Co. Ltd. .............        143,200         6,016
   East Japan Railway Co. ........................            582         4,136
   Fanuc Ltd. ....................................        110,500         7,500
   FUJIFILM Holdings Corp. .......................        107,900         2,390
   Haseko Corp. + ................................      4,297,018         3,840
   Honda Motor Co. Ltd. ..........................        359,000         8,916
   HOYA Corp. ....................................        139,300         2,582
   INPEX Corp. ...................................            378         2,198
   Japan Tobacco, Inc. ...........................          1,490         5,291
   JS Group Corp. ................................        345,400         4,597
   KDDI Corp. ....................................            676         4,039
   Konica Minolta Holdings, Inc. + ...............        471,000         3,066
   Mitsubishi Corp. ..............................        145,200         2,410
   Mitsubishi Gas Chemical Co., Inc. .............        902,000         3,388
   Mitsubishi UFJ Financial Group, Inc. + ........      1,198,900         7,383
   NGK Spark Plug Co. Ltd. + .....................        809,000         7,712
   Nidec Corp. + .................................         49,000         2,521
   Nintendo Co. Ltd. .............................         11,400         3,595
   Olympus Corp. + ...............................        126,800         2,422
   Sankyo Co. Ltd. ...............................        131,500         5,941
   Secom Co. Ltd. ................................         67,900         2,628
   SMC Corp. .....................................          9,700           926
   Sony Corp. ....................................        102,302         2,340
   Sony Financial Holdings, Inc. ++ ..............          1,915         6,310
   Sumitomo Mitsui Financial Group, Inc. .........          1,191         4,835
   T&D Holdings, Inc. ............................         56,000         2,155
   Takeda Pharmaceutical Co. Ltd. ................        186,800         9,414
   THK Co. Ltd. + ................................        579,600         7,888
   Tokyo Electron Ltd. ...........................        103,100         3,408
   Tokyo Gas Co. Ltd. ............................        914,000         3,981
   Toyota Motor Corp. ............................        211,700         8,346
   Yamaha Motor Co. Ltd. .........................        574,300         6,307
                                                                    -----------
TOTAL JAPAN                                                             169,897
                                                                    -----------

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
NETHERLANDS - 5.48%
COMMON STOCKS - 5.48%
   Akzo Nobel N.V. + .............................        212,509   $     8,843
   ASML Holding N.V. .............................        283,200         4,942
   Heineken N.V. .................................         67,790         2,288
   ING Groep N.V. ................................        814,855         7,534
   Koninklijke Philips Electronics NV ............        741,901        13,697
   Randstad Holding N.V. + .......................         55,060         1,070
   Reed Elsevier N.V. ............................        546,545         7,313
   SBM Offshore N.V. + ...........................        258,280         4,540
   TNT N.V. ......................................        432,526         9,055
   Unilever N.V. + ...............................        550,154        13,263
                                                                    -----------
TOTAL NETHERLANDS                                                        72,545
                                                                    -----------
NORWAY - 0.70%
COMMON STOCKS - 0.70%
   Aker Solutions ASA ............................        474,650         2,587
   Stolt-Nielsen S.A. + ..........................        120,384         1,248
   Telenor ASA ...................................        918,940         5,473
                                                                    -----------
TOTAL NORWAY                                                              9,308
                                                                    -----------
PORTUGAL - 0.37%
COMMON STOCKS - 0.37%
   Portugal Telecom, SGPS, S.A. ..................        747,760         4,946
                                                                    -----------
SINGAPORE - 1.87%
COMMON STOCKS - 1.87%
   DBS Group Holdings Ltd. .......................      1,565,455        11,985
   Flextronics International Ltd. ## .............        848,510         3,547
   Singapore Telecommunications Ltd. .............      5,502,000         9,257
                                                                    -----------
TOTAL SINGAPORE                                                          24,789
                                                                    -----------
SOUTH KOREA - 1.57%
COMMON STOCKS - 1.57%
   Hyundai Heavy Industries ......................         53,884         7,048
   KB Financial Group, Inc., ADR ## + ............        132,710         3,266
   Korea Electric Power Corp. ....................         81,980         1,640
   Samsung Electronics Co. Ltd. ..................         15,525         6,488
   Samsung Electronics Co. Ltd., GDR ++ ..........         11,100         2,284
                                                                    -----------
TOTAL SOUTH KOREA                                                        20,726
                                                                    -----------
SPAIN - 2.34%
COMMON STOCKS - 2.34%
   Banco Popular Espanol S.A. ....................        387,311         3,540
   Banco Santander S.A. ..........................        329,542         3,564
   Banco Santander S.A., GDR .....................        400,828         4,332
   Repsol YPF S.A. ...............................        257,990         4,920

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Telefonica S.A. ...............................        791,496   $    14,640
                                                                    -----------
TOTAL SPAIN                                                              30,996
                                                                    -----------
SWEDEN - 2.29%
COMMON STOCKS - 2.29%
   Atlas Copco AB + ..............................      1,330,037        11,117
   Nordea Bank AB + ..............................        582,370         4,812
   Securitas AB ..................................        193,530         1,863
   Telefonaktiebolaget LM Ericsson ...............      1,774,560        12,514
                                                                    -----------
TOTAL SWEDEN                                                             30,306
                                                                    -----------
SWITZERLAND - 7.30%
COMMON STOCKS - 7.30%
   Adecco S.A. ...................................        130,550         4,564
   Credit Suisse Group AG ........................         95,611         3,649
   Lonza Group AG ................................         63,420         5,279
   Nestle S.A. ...................................        385,700        15,034
   Novartis AG ...................................        380,220        19,235
   Roche Holding AG ..............................         56,100         8,587
   Swiss Reinsurance .............................        276,678        11,527
   Swisscom AG ...................................         11,000         3,364
   UBS AG ## .....................................        942,989        16,091
   Zurich Financial Services AG ..................         45,729         9,250
                                                                    -----------
TOTAL SWITZERLAND                                                        96,580
                                                                    -----------
UNITED KINGDOM - 20.72%
COMMON STOCKS - 20.72%
   Anglo American plc ............................         70,380         1,738
   Aviva plc .....................................      1,667,106         9,997
   BAE Systems plc ...............................      4,059,043        22,804
   BG Group plc ..................................        163,700         2,408
   BP plc ........................................      3,377,386        27,911
   British American Tobacco plc ..................        432,455        11,876
   British Sky Broadcasting Group plc + ..........        863,040         5,262
   Cadbury plc ...................................        499,764         4,592
   Centrica plc ..................................      1,242,280         6,107
   Compass Group plc .............................        735,520         3,441
   Debenhams plc + ...............................        364,089           224
   Diageo plc + ..................................        242,543         3,715
   GlaxoSmithKline plc ...........................      1,254,048        24,173
   HSBC Holdings plc .............................      1,941,321        23,481
   Imperial Tobacco Group plc ....................        229,110         6,161
   Kingfisher plc + ..............................      1,256,400         2,308
   Lloyds TSB Group plc ..........................         53,510           174
   National Grid plc .............................        258,281         2,933
   Old Mutual plc ................................      2,510,769         2,042
   Pearson plc + .................................        534,980         5,244
   Prudential plc ................................        634,200         3,256
   Reckitt Benckiser Group plc ...................         65,800         2,766

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Rio Tinto plc                                           93,300   $     4,351
   Rolls-Royce Group plc C Shares Entitlement
      Jan. 09 ## # ...............................     58,552,208            94
   Rolls-Royce Group plc ## ......................      1,023,640         5,429
   Royal Bank of Scotland Group plc ..............      3,968,239         4,377
   Royal Dutch Shell plc, A Shares ...............        325,118         8,959
   Royal Dutch Shell plc, B Shares ...............        608,913        16,275
   Smiths Group plc + ............................        275,620         3,545
   Standard Chartered plc + ......................        167,390         2,779
   Tesco plc + ...................................        411,700         2,250
   Unilever plc ..................................        773,756        17,445
   Vodafone Group plc ............................     18,357,390        35,359
   Yell Group plc + ..............................        765,760           759
                                                                    -----------
TOTAL UNITED KINGDOM                                                    274,235
                                                                    -----------
UNITED STATES - 0.32%
COMMON STOCKS - 0.32%
   Invesco Ltd. ..................................        160,415         2,392
   News Corp. ....................................        172,040         1,830
                                                                    -----------
TOTAL UNITED STATES                                                       4,222
                                                                    -----------
SHORT TERM INVESTMENTS - 11.21%
   American Beacon Money Market Select
      Fund *  ....................................     26,918,283        26,918
   Columbia Treasury Reserves Fund ...............    121,503,771       121,504
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS                                            148,422
                                                                    -----------
SECURITIES LENDING COLLATERAL - 8.78%
   JP Morgan U.S. Government Money Market
      Fund .......................................     24,295,960        24,296
   Securities Liquidating AB Trust ...............     67,595,680        67,596
   Wells Fargo Advantage Government Money
      Market Fund ................................     24,295,960        24,296
                                                                    -----------
TOTAL SECURITIES LENDING COLLATERAL                                     116,188
                                                                    -----------
TOTAL INVESTMENTS 108.07% - (COST $1,804,483)                         1,430,298
LIABILITIES, NET OF OTHER ASSETS - (8.07%)                             (106,782)
                                                                    -----------
TOTAL NET ASSETS - 100.00%                                          $ 1,323,516
                                                                    ===========

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,815 or 5.27% of net assets. The Fund has no right to demand registration of these securities.

# Valued at fair value pursuant to procedures approved by the Board of Trustees.

*    The Fund is affiliated by having the same investment advisor.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                    UNREALIZED
                               NUMBER OF   EXPIRATION    MARKET   APPRECIATION/
                               CONTRACTS      DATE       VALUE    (DEPRECIATION)
                               ---------   ----------   -------   --------------
Australia SPI Index ........      73        Dec 2008    $ 4,860      $ (1,083)
Canada S&PCDA 60 Index .....      85        Dec 2008      8,265        (2,200)
France CAC 40 Index ........     217        Dec 2008      9,539        (1,925)
Germany DAX Index ..........      50        Dec 2008      8,028        (1,566)
Hang Seng Index ............      19        Nov 2008      1,707           221
Italy MIB 30 Index .........      23        Dec 2008      3,094          (888)
Netherlands 200 AEX Index ..      33        Nov 2008      2,230           (62)
Spain IBEX 35 Index ........      31        Nov 2008      3,538          (412)
Sweden OMX Index ...........     207        Nov 2008      1,684          (142)
Tokyo FE TOPIX Index .......     226        Dec 2008     19,624        (5,228)
UK FTSE 100 Index ..........     278        Dec 2008     19,667        (3,508)
                                                        -------      --------
                                                        $82,236      $(16,793)
                                                        =======      ========

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                          SETTLEMENT    MARKET      UNREALIZED
                                             DATE       VALUE      GAIN/(LOSS)
                                          ----------   --------   --------------
CONTRACTS TO DELIVER
    7,750   Australian Dollar .........   12/12/2008    $ 5,129     $    823
   10,309   Canadian Dollar ...........   12/12/2008      8,552          977
   22,309   Euro Currency .............   12/12/2008     28,396        2,755
2,235,028   Japanese Yen ..............   12/12/2008     22,733       (1,264)
   13,248   Pound Sterling ............   12/12/2008     21,266        2,043
   16,627   Swedish Krona .............   12/12/2008      2,140          260
    7,159   Swiss Franc ...............   12/12/2008      6,178          194
TOTAL CONTRACTS TO DELIVER
                                                       --------     --------
(RECEIVABLE AMOUNT $100,182)                           $ 94,394     $  5,788
                                                       --------     --------
CONTRACTS TO RECEIVE
   14,749   Australian Dollar .........   12/12/2008   $  9,761     $ (2,428)
   18,731   Canadian Dollar ...........   12/12/2008     15,539       (2,369)
   39,869   Euro Currency .............   12/12/2008     50,747       (7,168)
4,278,677   Japanese Yen ..............   12/12/2008     43,519        2,820
   23,401   Pound Sterling ............   12/12/2008     37,563       (4,886)
   28,859   Swedish Krona .............   12/12/2008      3,715         (667)
   15,804   Swiss Franc ...............   12/12/2008     13,637         (883)
TOTAL CONTRACTS TO RECEIVE
                                                       --------     --------
(PAYABLE AMOUNT $190,062)                              $174,481     $(15,581)
                                                       --------     --------
NET CURRENCY FLUCTUATION                                            $ (9,793)
                                                                    ========

SECTOR DIVERSIFICATION

                                                               Percent of
                                                               Net Assets
                                                               ----------
Consumer Discretionary .....................................      11.40%
Consumer Staples ...........................................       8.20%
Energy .....................................................       9.67%
Financials .................................................      17.26%
Health Care ................................................       8.37%
Industrials ................................................      11.37%
Information Technology .....................................       4.78%
Materials ..................................................       4.06%
Telecommunication Services .................................       8.98%
Utilities ..................................................       3.98%
Short Term Investments .....................................      20.00%
Liabilities, Net of Other Assets ...........................      (8.07)%
                                                                 ------
                                                                 100.00%
                                                                 ======

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A C) ........   $ 1,403,380
   Investments in affiliated securities, at value (B) ............        26,918
   Foreign currency, at value (D) ................................         1,805
   Deposit with brokers for futures contracts ....................        18,055
   Receivable for investments sold ...............................         7,383
   Dividends and interest receivable .............................         3,786
   Receivable for fund shares sold ...............................         2,551
   Receivable for tax reclaims ...................................           350
   Prepaid expenses ..............................................            66
                                                                     -----------
      TOTAL ASSETS ...............................................     1,464,294
                                                                     -----------
LIABILITIES:
   Payable for investments purchased .............................         2,382
   Payable upon return of securities loaned ......................       116,188
   Payable for fund shares redeemed ..............................         9,595
   Payable for variation margin on open futures contracts ........           376
   Management and investment advisory fees payable (Note 2) ......         1,696
   Administrative service and service fees payable ...............           393
   Net unrealized depreciation on foreign currency contracts .....         9,793
   Other liabilities .............................................           355
                                                                     -----------
      TOTAL LIABILITIES ..........................................       140,778
                                                                     -----------
NET ASSETS .......................................................    $1,323,516
                                                                     ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ...............................................     1,639,461
   Undistributed net investment income ...........................        70,764
   Accumulated net realized gain .................................        16,087
   Unrealized depreciation of investments, futures contracts,
      and foreign currency .......................................      (402,796)
                                                                     -----------
NET ASSETS .......................................................    $1,323,516
                                                                     ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class ...........................................    43,205,488
                                                                     ===========
   PlanAhead Class ...............................................    32,922,805
                                                                     ===========
   Service Class .................................................       120,172
                                                                     ===========
   AMR Class .....................................................    24,768,412
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class ...........................................   $     13.13
                                                                     ===========
   PlanAhead Class ...............................................   $     12.95
                                                                     ===========
   Service Class .................................................   $     12.86
                                                                     ===========
   AMR Class .....................................................   $     13.25
                                                                     ===========

----------
(A) Cost of investments in unaffiliated securities ...............   $ 1,777,565
(B) Cost of investments in affiliated securities .................   $    26,918
(C) Market value of securities on loan ...........................   $   109,821
(D) Cost of foreign currency .....................................   $     1,800

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2008 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities
      (net of foreign taxes)* ....................................   $    82,911
   Dividend income from affiliated securities ....................           833
   Interest income ...............................................         1,084
   Income derived from securities lending, net ...................         3,481
                                                                     -----------
         TOTAL INVESTMENT INCOME .................................        88,309
                                                                     -----------
EXPENSES:
   Management and investment advisory fees (Note 2) ..............         8,364
   Administrative service fees (Note 2):
      Institutional Class ........................................         2,862
      PlanAhead Class ............................................         1,940
      Service Class ..............................................             8
      AMR Class ..................................................            25
   Transfer agent fees:
      Institutional Class ........................................            63
      PlanAhead Class ............................................            70
      Service Class ..............................................             1
      AMR Class ..................................................            20
   Custody and fund accounting fees ..............................           892
   Professional fees .............................................            59
   Registration fees and expenses ................................            74
   Service fees:
      PlanAhead Class (Note 2) ...................................         1,907
      Service Class (Note 2) .....................................             8
   Distribution fees - Service Class (Note 2) ....................             8
   Prospectus and shareholder reports ............................           172
   Other expenses ................................................           237
                                                                     -----------
         TOTAL EXPENSES ..........................................        16,710
                                                                     -----------
NET INVESTMENT INCOME ............................................        71,599
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ................................................       (72,684)
      Commission recapture (Note 1) ..............................            60
      Foreign currency transactions ..............................       126,900
      Futures contracts ..........................................       (21,213)
   Change in net unrealized appreciation or depreciation of:
      Investments ................................................      (987,972)
      Foreign currency translations ..............................      (322,358)
      Futures contracts ..........................................       (19,451)
                                                                     -----------
         NET LOSS ON INVESTMENTS .................................    (1,296,718)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............   $(1,225,119)
                                                                     ===========
   * Foreign taxes ...............................................   $     8,817

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                Year Ended    Year Ended
                                                               October 31,   October 31,
                                                                   2008          2007
                                                               -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................   $    71,599    $   78,060
   Net realized gain on investments, futures contracts,
      and foreign currency transactions ....................        33,063       314,273
   Change in net unrealized appreciation or (depreciation)
      of investments, futures contracts, and foreign
      currency translations ................................    (1,329,781)      217,790
                                                               -----------   -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
         OPERATIONS ........................................    (1,225,119)      610,123
                                                               -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ..................................       (40,937)      (31,129)
      PlanAhead Class ......................................       (20,913)      (14,581)
      Service Class ........................................          (105)          (64)
      AMR Class ............................................       (18,454)      (12,610)
   Net realized gain on investments:
      Institutional Class ..................................      (155,609)     (114,385)
      PlanAhead Class ......................................       (87,859)      (59,491)
      Service Class ........................................          (482)         (327)
      AMR Class ............................................       (63,681)      (41,178)
                                                               -----------   -----------
         NET DISTRIBUTIONS TO SHAREHOLDERS .................      (388,040)     (273,765)
                                                               -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...........................       443,828       572,603
   Reinvestment of dividends and distributions .............       366,395       259,288
   Cost of shares redeemed .................................    (1,148,081)     (783,879)
   Redemption fees .........................................           868           505
                                                               -----------   -----------
      NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
         SHARE TRANSACTIONS ................................      (336,990)       48,517
                                                               -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS ......................    (1,950,149)      384,875
                                                               -----------   -----------
NET ASSETS:
   Beginning of period .....................................     3,273,665     2,888,790
                                                               -----------   -----------
   END OF PERIOD * .........................................   $ 1,323,516    $3,273,665
                                                               ===========   ===========
*Includes undistributed net investment income of ...........   $    70,764    $   81,197
                                                               ===========   ===========

                             See accompanying notes

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, (the "Act"), as amended as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund (the "Fund"), a series of the Trust.

          Effective September 12, 2008, American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms. Prior to September 12, the Manager was a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc. ("American").

     Class Disclosure

          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                -----------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million

PLANAHEAD CLASS       General public and investors investing through an
                      intermediary

SERVICE CLASS         Investors investing through an intermediary

AMR CLASS             Investors in the tax-exempt retirement and benefit plans
                      of AMR Corporation and its affiliates

          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

          Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from independent brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

          Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

     Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale.

          The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Forward Foreign Currency Contracts

          The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

     Futures Contracts

          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as a Deposit with broker for futures contracts on the Statement of Assets

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

     Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

     Commission Recapture

          The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

     Allocation of Income, Expenses, Gains, and Losses

          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Redemption Fees

          The Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period. Through April 30, 2006, the fee was retained by the class that imposed the fee. Effective May 1, 2006, the fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

     Recently Issued Accounting Pronouncements

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

          In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), which is effective for fiscal years and interim

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. The Manager is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

    Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

    Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors that have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to amounts paid by the Manager to sub-advisors hired by the Manager plus, through September 11, 2008, 0.10% of the average daily net assets and from September 12, 2008, 0.05% of the average daily net assets. Management fees paid during the year ended October 31, 2008 were as follows (dollars in thousands):

                           AMOUNTS PAID   NET AMOUNTS
MANAGEMENT   MANAGEMENT   TO INVESTMENT   RETAINED BY
 FEE RATE       FEE          ADVISORS       MANAGER
----------   ----------   -------------   -----------
0.20%-0.60%    $8,364         $6,041        $2,323

          As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2008, securities lending fees paid to the Manager were $459,900.

    Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager received, through September 11, 2008, an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund. From September 12, 2008, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, PlanAhead, and Service Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund.

    Distribution Plans

          The Fund, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

          A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

     Service Plans

          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

     Brokerage Commissions

          Affiliated entities of a sub-advisor to the Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $1,171 for the year ended October 31, 2008.

      Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust")(collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee up to to 0.10% of its average daily net assets. During the year ended October 31, 2008, the Manager earned fees from the Affiliated Funds totaling $53,239 on the Fund's direct investment in the Affiliated Funds and $53,239 from the Fund's securities lending collateral invested in the Affiliated Funds.

     Interfund Lending Program

          Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. The Fund did not utilize the credit facility during the year ended October 31, 2008.

     Expense Reimbursement Plan

          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2008, there were no waived fees or reimbursed expenses subject to potential recovery.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Fund adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48), on November 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows (in thousands):

                               YEAR ENDED    YEAR ENDED
                              OCTOBER 31,   OCTOBER 31,
                                 2008          2007
                              -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class..     $ 69,221      $ 55,466
      PlanAhead Class......       36,886        27,239
      Service Class........          193           133
      AMR Class............       30,031        21,371
   LONG-TERM CAPITAL GAIN
      Institutional Class..      127,324        90,048
      PlanAhead Class......       71,886        46,834
      Service Class........          395           257
      AMR Class............       52,104        32,417
                                --------      --------
TOTAL DISTRIBUTIONS PAID...     $388,040      $273,765
                                ========      ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

          As of October 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax
   purposes .............................................   $1,839,421
Unrealized appreciation .................................       92,628
Unrealized depreciation .................................     (501,751)
                                                            ----------
Net unrealized appreciation/(depreciation) ..............     (409,123)
Undistributed ordinary income ...........................       61,209
Undistributed long-term gain/(loss) .....................       27,587
                                                            ----------
Distributable earnings ..................................   $ (320,327)
                                                            ==========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain/(losses) on certain

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

derivative instruments, the realization for tax purposes of unrealized gain/(losses) on investments in passive foreign investment companies, and
Section 732 basis adjustments.

          Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from foreign currency gains/(losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2008 (in thousands):

Paid-in-capital ...............................   $ 5,158
Undistributed net investment income ...........    (1,623)
Accumulated net realized loss .................    (3,535)
Unrealized depreciation of investments, futures
   contracts and foreign currency .............        --

4. INVESTMENT TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2008 were (in thousands) $719,857 and $1,496,031, respectively.

          A summary of the Fund's direct transactions in Affiliated Funds for the year ended October 31, 2008 is set forth below (in thousands):

                OCTOBER 31, 2007                              OCTOBER 31, 2008
AFFILIATE     SHARES/MARKET VALUE    PURCHASES      SALES    SHARES/MARKET VALUE
---------     -------------------   ----------   ----------  -------------------
Select Fund         $71,709         $1,189,401   $1,234,192        $26,918

5. SECURITIES LENDING

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

          The Fund, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager 75%, 15%, and 10%, respectively. The Fund also continues to receive income on the securities loaned and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

          Securities lending transactions pose certain risks to the Fund including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

          At October 31, 2008, securities with a market value of approximately $109,820,708 were loaned by the Fund. Cash collateral held by the custodian for the Fund in an investment in the Select and other short-term investments totaled $116,187,599.

          At the close of business on October 3, 2008, the Fund redeemed for cash and securities its shares in the Cash Trust as follows (in thousands):

Cash.................................   $33,425
Securities (at market value).........   $31,120

          The cash proceeds were invested in other money market funds and the securities were invested in the Securities Liquidating AB Trust.

6. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year ended October 31, 2008

                                         INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                                        ---------------------   ---------------------   -----------------   --------------------
                                         SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT
                                        --------   ----------   --------   ----------   ------   --------   -------   ----------
Shares sold .........................     6,925    $ 137,615     12,711    $ 257,961       40    $   790     2,312    $  47,462
Reinvestment of dividends ...........     7,822      177,012      4,768      106,664       26        585     3,605       82,134
Shares redeemed .....................   (33,276)    (680,261)*  (18,249)    (352,680)*   (130)    (2,617)*  (5,574)    (111,655)*
                                        -------    ---------    -------    ---------     ----    -------    ------    ---------
Net increase (decrease) in shares
   outstanding ......................   (18,529)   $(365,634)      (770)   $  11,945      (64)   $(1,242)      343    $  17,941
                                        =======    =========    =======    =========     ====    =======    ======    =========

Year ended October 31, 2007

                                         INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                                        ---------------------   ---------------------   -----------------   -------------------
                                        SHARES       AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT     SHARES    AMOUNT
                                        --------   ----------   --------   ----------   ------   --------   -------   ---------
Shares sold .........................     9,309    $ 233,941     10,042    $ 248,361       22    $   548     3,615    $  89,753
Reinvestment of dividends ...........     5,632      133,085      3,079       72,025       17        390     2,264       53,788
Shares redeemed .....................   (15,989)    (400,672)*  (11,014)    (276,108)*    (51)    (1,254)*  (4,109)    (105,340)*
                                        -------    ---------    -------    ---------     ----    -------    ------    ---------
Net increase (decrease) in shares
   outstanding ......................    (1,048)   $ (33,646)     2,107    $  44,278      (12)   $  (316)    1,770    $  38,201
                                        =======    =========    =======    =========     ====    =======    ======    =========

----------
*    Net of Redemption Fees

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                             Institutional Class
                                        ------------------------------------------------------------
                                                            Year Ended October 31,
                                        ------------------------------------------------------------
                                          2008        2007         2006         2005        2004(A)
                                        --------   ----------   ----------   ----------   ----------
Net asset value, beginning of
   period ...........................   $  27.32   $    24.68   $    20.98   $    18.47   $    15.46
                                        --------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income(B, C) ......       0.77         0.65         0.60         0.44         0.30
   Net gains (losses) on securities
      (both realized and
      unrealized)(B) ................     (11.60)        4.31         4.86         2.31         3.12
                                        --------   ----------   ----------   ----------   ----------
Total income (loss) from investment
   operations .......................     (10.83)        4.96         5.46         2.75         3.42
                                        --------   ----------   ----------   ----------   ----------
Less distributions:
   Dividends from net investment
      income ........................      (0.70)       (0.50)       (0.43)       (0.24)       (0.41)
   Distributions from net realized
      gains on securities ...........      (2.66)       (1.82)       (1.33)          --           --
                                        --------   ----------   ----------   ----------   ----------
Total distributions .................      (3.36)       (2.32)       (1.76)       (0.24)       (0.41)
                                        --------   ----------   ----------   ----------   ----------
Redemption fees added to
   beneficial interest(D) ...........       0.00         0.00         0.00         0.00         0.00
                                        --------   ----------   ----------   ----------   ----------
Net asset value, end of period ......   $  13.13   $    27.32   $    24.68   $    20.98   $    18.47
                                        ========   ==========   ==========   ==========   ==========
Total return ........................     (44.81)%      21.54%       27.49%       15.04%       22.49%
                                        ========   ==========   ==========   ==========   ==========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ................   $567,414   $1,686,668   $1,549,521   $1,286,441   $1,029,272
   Ratios to average net assets
      (annualized):
      Expenses, net of waivers(B) ...       0.66%        0.67%        0.71%        0.70%        0.76%
      Expenses, before waivers(B) ...       0.66%        0.67%        0.71%        0.70%        0.76%
      Net investment income, net
         of waivers(B) ..............       2.91%        2.46%        2.52%        2.17%        1.69%
      Net investment income (loss),
         before waivers(B) ..........       2.91%        2.46%        2.52%        2.17%        1.69%
   Portfolio turnover rate(E)........         31%          38%          40%          37%          36%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(C) Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(D)  Amounts represent less than $0.01 per share.

(E) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                          PlanAhead Class
                                        ---------------------------------------------------
                                                       Year Ended October 31,
                                        ---------------------------------------------------
                                          2008       2007       2006      2005      2004(A)
                                        --------   --------   -------   --------   --------
Net asset value, beginning of
   period ...........................   $  26.99   $  24.42   $ 20.79   $  18.31   $  15.34
                                        --------   --------   -------   --------   --------
Income from investment operations:
   Net investment income(B, C) ......       0.66       0.58      0.50       0.41       0.26
   Net gains (losses) on securities
      (both realized and
      unrealized)(B) ...............      (11.41)      4.26      4.84       2.29       3.08
                                        --------   --------   -------   --------   --------
Total income (loss) from investment
   operations .......................     (10.75)      4.84      5.34       2.70       3.34
                                        --------   --------   -------   --------   --------
Less distributions:
   Dividends from net investment
      income ........................      (0.63)     (0.45)    (0.38)     (0.22)     (0.37)
   Distributions from net realized
      gains on securities ...........      (2.66)     (1.82)    (1.33)        --         --
                                        --------   --------   -------   --------   --------
Total distributions .................      (3.29)     (2.27)    (1.71)     (0.22)     (0.37)
                                        --------   --------   -------   --------   --------
Redemption fees added to beneficial
   interest(D) ......................       0.00       0.00      0.00       0.00       0.00
                                        --------   --------   -------   --------   --------
Net asset value, end of period ......   $  12.95   $  26.99   $ 24.42   $  20.79   $  18.31
                                        ========   ========   =======   ========   ========
Total return ........................     (44.96)%    21.22%    27.20%     14.73%     22.16%
                                        ========   ========   =======   ========   ========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ................   $426,473   $909,385  $771,298   $560,770   $310,540
   Ratios to average net assets
      (annualized):
      Expenses, net of waivers(B) ...       0.92%      0.93%     0.96%      0.95%      1.02%
      Expenses, before waivers(B) ...       0.92%      0.93%     0.96%      0.95%      1.02%
      Net investment income, net
         of waivers(B) ..............       2.82%      2.26%     2.25%      1.96%      1.46%
      Net investment income (loss),
         before waivers(B) ..........       2.82%      2.26%     2.25%      1.96%      1.46%
   Portfolio turnover rate(E) .......         31%        38%       40%        37%        36%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(C) Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(D)  Amounts represent less than $0.01 per share.

(E) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                               Service Class
                                                         ----------------------------------------------------
                                                                          Year Ended October 31,
                                                         ----------------------------------------------------
                                                           2008        2007       2006       2005     2004(A)
                                                         -------     -------    -------    -------    -------
Net asset value, beginning of period .................   $ 26.83     $ 24.24    $ 20.61    $ 18.24    $ 15.31
                                                         -------     -------    -------    -------    -------
Income from investment operations:
   Net investment income(B, C) .......................      0.62        0.56       0.46       0.37       0.30
   Net gains (losses) on securities (both realized and
      unrealized)(B) .................................    (11.35)       4.20       4.76       2.26       2.99
                                                         -------     -------    -------    -------    -------
Total income (loss) from investment operations .......    (10.73)       4.76       5.22       2.63       3.29
                                                         -------     -------    -------    -------    -------
Less distributions:
   Dividends from net investment income ..............     (0.58)      (0.35)     (0.26)     (0.26)     (0.36)
   Distributions from net realized gains on
      securities .....................................     (2.66)      (1.82)     (1.33)        --         --
                                                         -------     -------    -------    -------    -------
Total distributions ..................................     (3.24)      (2.17)     (1.59)     (0.26)     (0.36)
                                                         -------     -------    -------    -------    -------
Redemption fees added to beneficial interest(D) ......      0.00        0.00       0.00       0.00       0.00
                                                         -------     -------    -------    -------    -------
Net asset value, end of period .......................   $ 12.86     $ 26.83    $ 24.24    $ 20.61    $ 18.24
                                                         =======     =======    =======    =======    =======
Total return .........................................    (45.10)%     20.85%     26.89%     14.45%     21.88%
                                                         =======     =======    =======    =======    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........   $ 1,546     $ 4,932    $ 4,740    $ 2,987    $   739
   Ratios to average net assets (annualized):
      Expenses, net of waivers(B) ....................      1.19%       1.12%      1.16%      1.21%      1.27%
      Expenses, before waivers(B) ....................      1.19%       1.15%      1.19%      1.21%      6.26%
      Net investment income, net of waivers(B) .......      2.36%       2.04%      2.09%      1.70%      0.81%
      Net investment income (loss), before
         waivers(B) ..................................      2.36%       2.01%      2.05%      1.70%     (4.18)%
   Portfolio turnover rate(E) ........................        31%         38%        40%        37%        36%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(C) Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(D)  Amounts represent less than $0.01 per share.

(E) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                 AMR Class
                                                         --------------------------------------------------------
                                                                          Year Ended October 31,
                                                         --------------------------------------------------------
                                                           2008         2007        2006        2005      2004(A)
                                                         --------     --------    --------   --------    --------
Net asset value, beginning of period .................   $  27.54     $  24.86    $  21.12   $  18.58    $  15.54
                                                         --------     --------    --------   --------    --------
Income from investment operations:
   Net investment income(B, C) .......................       0.72         0.73        0.63       0.50        0.34
   Net gains (losses) on securities (both realized and
      unrealized)(B) .................................     (11.58)        4.33        4.92       2.33        3.14
                                                         --------     --------    --------   --------    --------
Total income (loss) from investment operations........     (10.86)        5.06        5.55       2.83        3.48
                                                         --------     --------    --------   --------    --------
Less distributions:
   Dividends from net investment income ..............      (0.77)       (0.56)      (0.48)     (0.29)      (0.44)
   Distributions from net realized gains on
      securities .....................................      (2.66)       (1.82)      (1.33)        --          --
                                                         --------     --------    --------   --------    --------
Total distributions ..................................      (3.43)       (2.38)      (1.81)     (0.29)      (0.44)
                                                         --------     --------    --------   --------    --------
Redemption fees added to beneficial interest(D) ......       0.00         0.00        0.00       0.00        0.00
                                                         --------     --------    --------   --------    --------
Net asset value, end of period .......................   $  13.25     $  27.54    $  24.86   $  21.12    $  18.58
                                                         ========     ========    ========   ========    ========
Total return .........................................     (44.65)%      21.86%      27.88%     15.32%      22.84%
                                                         ========     ========    ========   ========    ========

Ratios and supplemental data:
   Net assets, end of period (in thousands) ..........   $328,083     $672,680    $563,231   $448,096    $460,114
   Ratios to average net assets (annualized):
      Expenses, net of waivers(B) ....................       0.41%        0.42%       0.45%      0.44%       0.49%
      Expenses, before waivers(B) ....................       0.41%        0.42%       0.45%      0.44%       0.49%
      Net investment income, net of waivers(B) .......       3.24%        2.77%       2.76%      2.49%       1.97%
      Net investment income (loss), before
         waivers(B) ..................................       3.24%        2.77%       2.76%      2.49%       1.97%
   Portfolio turnover rate(E) ........................         31%          38%         40%        37%         36%

----------
(A) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon International Equity Portfolio through February 28, 2006.

(C) Through October 31, 2005, net investment income per share was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(D)  Amounts represent less than $0.01 per share.

(E) The International Equity Fund invested all of its investable assets in the American Beacon International Equity Portfolio through February 28, 2006. Portfolio turnover rate through February 28, 2006 is that of the American Beacon International Equity Portfolio.

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
OCTOBER 31, 2008 (UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

          -    information we receive from you on applications or other forms;

          - information about your transactions with us or our service providers; and

          -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2008, which is designated as qualifying for the dividends-received deduction, was 0.33%.

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2008, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 40.06%. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

          The Fund designated a foreign tax credit of $8,733,025 and recognized foreign source income of $92,609,303.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $251,708,449 as long-term capital gain dividends for the tax year ended October 31, 2008.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          At its May 21, 2008 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of the existing Management Agreement ("Current Agreement") between the Manager and the American Beacon Funds ("Beacon Trust") on behalf of its International Equity Fund (the "Fund") and each Investment Advisory Agreement between the Manager and a subadvisor ("Current Investment Advisory Agreement"). In preparation for the Board's consideration to renew these Current Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Fund. The Investment Committee held a separate meeting on May 9, 2008 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          On May 21, May 22 and June 4, 2008, the Board met to determine, among other matters, whether to approve a new investment management agreement ("New Agreement") between the Manager and the Fund. The New Agreement was necessary because, on April 16, 2008, AMR Corporation ("AMR"), the parent company of the Manager, entered into an agreement with Lighthouse Holdings, Inc. ("Lighthouse") pursuant to which Lighthouse would acquire all of the capital stock of the Manager ("Transaction") in exchange for cash and 10% of the capital stock of the parent corporation of Lighthouse. Upon the closing of the Transaction on September 12, 2008 ("Closing"), the Manager ceased to be a wholly owned subsidiary of AMR and became a subsidiary of Lighthouse. This change in control was deemed to be an "assignment" under the Investment Company Act of 1940 ("1940 Act") of the Fund's Current Agreement with the Manager. As required by the 1940 Act, the Fund's Current Agreement provided for its automatic termination in the event of an assignment and therefore terminated upon the Closing.

          To provide for the continuity of management for the Fund, the Board met to consider the New Agreement with the Manager. The New Agreement for the Fund reflects substantially the same terms as the Current Agreement for the Fund. In addition, the Current Agreement has been updated and modernized. As part of this process, the primary administrative services provided by the Manager to the Fund have been transferred to one single administrative services agreement ("New Administrative Services Agreement"). The Manager previously provided administrative services to the Fund pursuant to its Current Agreement and an Administrative Services Agreement ("Current Administrative Services Agreement"). The aggregate fee rates for the Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates imposed under the existing agreements which they replaced.

          In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board considered the impact to the Fund once Lighthouse directly controlled the Manager. Lighthouse indicated that it did not anticipate making any changes to the organization or structure of the Fund, to the service providers or to the aggregate fee rates under the Current Agreement. In addition, the portfolio managers at the Manager that manage the Fund were expected to continue to manage the Fund after the Closing. In that regard, the Manager and Lighthouse anticipated entering into employment contracts with certain key personnel performing or overseeing the Fund's investment program. The Board considered that there could be no assurance that these personnel would choose to remain employed by the Manager before or after the Closing. The Board noted that the Manager and the Fund would continue to operate under their existing names. Potential benefits to the Fund as a result of the Transaction included Lighthouse's intention to devote additional resources to product development and distribution of Fund shares. The Board also considered that any resulting growth of Fund assets would potentially produce economies of scale that would benefit shareholders of the Fund.

          With respect to the Fund, the Manager had entered into Current Investment Advisory Agreements with various subadvisors on behalf of the Fund. Upon the Closing, these Current Investment Advisory Agreements terminated automatically upon the termination of the Current Agreement. Pursuant to an exemptive order

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

issued by the Securities and Exchange Commission ("SEC"), the Manager was permitted to enter into new or modified investment advisory agreements with the subadvisors ("New Investment Advisory Agreements") without approval of the Fund's shareholders, but subject to the approval of the Fund's Board. Each New Investment Advisory Agreement reflected substantially the same terms as the Current Investment Advisory Agreement for the Fund.

          In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board held preliminary conference call meetings on April 15, 16 and 21, 2008, to discuss the New Agreement and New Investment Advisory Agreements and the effect that approving the New Agreement and New Investment Advisory Agreements would have on the Fund. The Board received a memorandum and related advice from their independent legal counsel detailing the Board's responsibilities in considering the New Agreement and New Investment Advisory Agreements.

          In connection with Board's consideration of the Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of the Transaction, the effects of the Transaction on the Beacon Trust and the Board, and any proposed changes to the Beacon Trust, its service providers or fee structure and other information;

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     -    a copy of the firm's Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

     - a description of any payments by the firm to support the Fund's marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Fund;

     - a description of the scope of portfolio management services provided to the Fund and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Fund due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Fund;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and verification of the firm's insurance coverage with regard to the services provided to the Fund.

     In addition to the foregoing, the Manager provided the following information specific to the renewal of the Fund's Current Agreement and the approval of the Fund's New Agreement:

     - a comparison of the performance of the Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and the Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Fund;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Fund pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each subadvisor to the Fund; and

     - a description of how expenses that are not readily identifiable to the Fund are allocated.

          In connection with the Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of the Fund versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds. The class of shares used for comparative purposes was the class with the longest performance history, which was the Institutional Class. References below to the Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper. The Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements are each referenced to herein as an "Agreement" and collectively, the "Agreements."

          The Trustees also received memoranda from their legal counsel detailing the Board's responsibilities pertaining to the approval of each Agreement. These memoranda explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

          In connection with the Board's consideration of the New Agreement and each New Investment Advisory Agreement, the Trustees considered, among other information, the following factors:

(1) The manner in which the Fund's assets are managed will not change as a result of the Transaction, and the same people who manage the Fund's assets are expected to continue to do so after the Transaction;

(2) The aggregate fee rates payable by the Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates payable under the Current Agreement and the Current Administrative Services Agreement;

(3) The material terms regarding advisory services pursuant to the New Agreement are substantially the same as the terms of the Current Agreement;

(4) The qualifications of the Manager's personnel who will provide advisory and administrative services to the Fund are not expected to change;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

(5) The Manager's financial condition and the post-Closing capitalization of Lighthouse;

(6)  The impact of the Transaction on the Manager's day-to-day operations;

(7) The capabilities, experience, corporate structure and capital resources of Lighthouse;

(8) The long-term business goals of Lighthouse with regard to the Manager and the Beacon Trust;

(9) Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as AMR and Lighthouse plan to bear equally the costs, fees and expenses incurred by the Fund in connection with obtaining shareholder approval of the New Agreement, the fees and expenses of accountants and attorneys relating to the Transaction and obtaining shareholder approval of the New Agreement, the fees and expenses incurred by the Fund in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction;

(10) The Fund may realize benefits as a result of the Transaction, including long-term economies of scale;

(11) The potential for increased costs to the Beacon Trust in order to satisfy existing obligations under the current Trustees' retirement plan; and

(12) The advisory relationship with each subadvisor would continue in the same manner as before the Transaction and that each New Investment Advisory Agreement would be substantially the same as each Current Investment Advisory Agreement.

          Provided below is an overview of the other primary factors the Board considered at its May 21, May 22 and June 4, 2008 meetings. The Board did not identify any particular information that was most relevant to its consideration to renew the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Non-interested Trustees provided the Board with memoranda regarding its responsibilities pertaining to the renewal of the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements. Based on its evaluation, the Board unanimously concluded that the terms of each Current Agreement and Current Investment Advisory Agreement were reasonable and fair and that the renewal of each Current Agreement and Current Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also unanimously concluded that the terms of the New Agreement and New Investment Advisory Agreements were reasonable and fair and that the approval of the New Agreement and New Investment Advisory Contracts was in the best interests of the Fund and its shareholders.

          In determining whether to renew the Current Agreement and the Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, the Trustees considered the best interests of the Fund. While the Current Agreement and Current Investment Advisory Agreements for the Fund was considered at the Board meetings on May 21, 2008, and the New Agreement and New Investment Advisory Agreement for the Fund was considered at the meetings on May 21, May 22 and June 4, 2008, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and each subadvisor for the Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and Lighthouse regarding certain key aspects of the materials submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of the Fund's Current Agreement and the approval of the Fund's New Agreement, the Board considered: the background and experience of key

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Fund's product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Fund; the addition of personnel to manage the Fund, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Fund in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors.

          With respect to the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Fund, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund and, thus, determined to renew the Current Agreement and Current Investment Advisory Agreements, and approve each New Agreement and New Investment Advisory Agreements for the Fund.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding the Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors.

          In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors:
(1) the Fund underperformed the peer universe median for the one- and three-year periods ended March 31, 2008, but outperformed for the five- and ten-year periods and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.

          In considering the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements with Causeway Capital Management LLC ("Causeway"), Lazard Asset Management LLC ("Lazard"), Templeton Investment Counsel, LLC ("Templeton"), and The Boston Company Asset Management, LLC ("TBC"), the Trustees considered the following additional factors: (1) Templeton outperformed the peer universe median for the one-, three-, and five-year periods ended March 31, 2008; (2) Causeway outperformed the peer universe median for the one-, and five-year periods ended March 31, 2008 but underperformed for the three-year period; (3) Lazard underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2008; (4) TBC underperformed the peer universe median for the one-, and three-year periods; (5) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each subadvisor's other clients; and (6) the Manager's recommendation to continue to retain each subadvisor.

          Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Current and New Agreements for the Beacon Trust stipulate that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a Feeder Fund), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Fund, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          The Board also noted that the Manager proposed to continue any expense waivers and reimbursements for the Fund and classes that were in place during the last fiscal year. The Board further considered that the Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Fund and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of the Fund. The Board also noted that certain classes of the Fund may maintain higher expense ratios in order to compensate third-party distributors.

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees. Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors.

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, many subadvisors have agreed to take into account other assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for the Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

          Benefits Derived from the Relationship with the Fund. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Fund continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Beacon Trust at a relatively low cost. In this regard, the Board considered that the benefit plans of AMR have invested substantial assets in the Fund, which helps reduce costs for other Fund shareholders, just as the investment of other Fund shareholders helps to reduce costs for AMR's benefit plans. In addition, the Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Fund. The Board also considered that the Fund did not pay commissions to any affiliated broker-dealer of the Manager during the most recent fiscal year ended October 31, 2007. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of its relationships with the Fund appears to be fair and reasonable.

          Conclusion. Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, determined that the International Equity Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreements and approved the New Agreement and New Investment Advisory Agreements with respect to the International Equity Fund.

RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)

          A special meeting of shareholders of the American Beacon International Equity Fund (the "Fund") was held on August 22, 2008. The shareholders of the Fund approved a new investment management agreement between American Beacon Advisors, Inc. ("ABA") and the Fund. This proposal required a majority of shareholders of the Fund to achieve a quorum. The following are the results of the shareholder votes for this proposal:

       FOR            AGAINST        ABSTAIN        NON-VOTING
----------------   ------------   -------------   --------------
1,191,954,203.59   4,623,609.87   14,131,612.74   637,689,199.77

          A special meeting of the shareholders of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Trust approved the re-election of five of the current Trustees to the Board of the American Beacon Trust and to elect three additional Trustees to the Board. This proposal required a majority of the shareholders of the Trust to vote to achieve a quorum. The following are the results of the election of each Trustee:

ALAN D. FELD
Affirmative..........   12,634,553,751.62
Withhold.............      519,818,259.90

W. HUMPHREY BOGART
Affirmative..........   12,999,746,162.82
Withhold.............      154,625,848.70

BRENDA A. CLINE
Affirmative..........   13,009,050,779.42
Withhold.............      145,321,232.10

RICHARD A. MASSMAN
Affirmative..........   13,004,756,096.42
Withhold.............      149,615,915.10

R. GERALD TURNER
Affirmative..........   13,004,259,224.92
Withhold.............      150,112,786.60

THOMAS M. DUNNING
Affirmative..........   13,003,350,236.48
Withhold.............      151,021,775.04

EUGENE J. DUFFY
Affirmative..........   12,985,296,316.39
Withhold.............      169,075,695.13

PAUL J. ZUCCONI
Affirmative..........   12,985,296,316.39
Withhold.............      169,075,695.13

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
------------------------   -------------------   ------------------------------------------------------------
INTERESTED TRUSTEES
                                  Term
                            Lifetime of Trust
                             until removal,
                             resignation or
                               retirement*

Alan D. Feld** (71)        Trustee since 1996    Sole Shareholder of a professional corporation which is a
                                                 Partner in the law firm of Akin, Gump, Strauss, Hauer &
                                                 Feld, LLP (1960-Present); Director, Clear Channel
                                                 Communications (1984-Present); Trustee, CenterPoint
                                                 Properties (1994-2006); Member, Board of Trustees, Southern
                                                 Methodist University ; Member, Board of Visitors, M.D.
                                                 Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital.

NON-INTERESTED TRUSTEES
                                  Term
                            Lifetime of Trust
                             until removal,
                             resignation or
                               retirement*

W. Humphrey Bogart (64)    Trustee since 2004    Board Member, Baylor University Medical Center Foundation
                                                 (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica
                                                 Trust Company, NA (1996-1997); President and CEO, Fidelity
                                                 Investments Southwest Company (1983-1995); Senior Vice
                                                 President of Regional Centers, Fidelity Investments
                                                 (1988-1995).

Brenda A. Cline (47)       Trustee since 2004    Executive Vice President, Chief Financial Officer, Treasurer
                                                 and Secretary, Kimbell Art Foundation (1993-Present);
                                                 Trustee, Texas Christian University (1998-Present); Trustee,
                                                 W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-2006); Director, Christian Church
                                                 Foundation (1999-2007).

Eugene J. Duffy (54)       Trustee since 2008    Principal and Executive Vice President, Paradigm Asset
                                                 Management (1994-Present); Director, Sunrise Bank of Atlanta
                                                 (2008-Present); Chairman, Special Contributions Fund Board
                                                 of Trustees, National Association for the Advancement of
                                                 Colored People (2007-Present); Trustee, National Association
                                                 for the Advancement of Colored People (2000-Present); Board
                                                 of Visitors, Emory University (2006-Present); Trustee,
                                                 Atlanta Botanical Garden (2006-Present); Board Member,
                                                 Willie L. Brown Jr. Institute on Politics and Public Service
                                                 (2001-Present); Chair, National Association of Securities
                                                 Professionals (2000-2002); Deputy Chief Administrative
                                                 Officer, City of Atlanta (1985-1990).

Thomas M. Dunning (65)     Trustee since 2008    Consultant, (2008-Present); Chairman (2003-2008) and Chief
                                                 Executive Officer (2003-2007), Lockton Dunning Benefits
                                                 (consulting firm in employee benefits); Director, Oncor
                                                 Electric Delivery Company LLC; Advisory Director, Comerica
                                                 Texas; Immediate Past Chairman and Board Member, Dallas
                                                 Citizens Council; Director, Baylor Health Care System
                                                 Foundation; State Vice Chair, State Fair of Texas; Board
                                                 Member, Southwestern Medical Foundation.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
------------------------   -------------------   ------------------------------------------------------------
Richard A. Massman (65)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                           Chairman since 2008   Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-Present).
                                                 Chairman (2007-Present) and Director (2005-Present), The
                                                 Dallas Opera Foundation; Chairman (2006-Present) and
                                                 Director (2005-Present), Temple Emanu-El Foundation;
                                                 Trustee, Presbyterian Hospital Foundation (2006-Present).

R. Gerald Turner (62)      Trustee since 2001    President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-2007); Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Co-Chair, Knight Commission on Intercollegiate Athletics.

Paul J. Zucconi,CPA (67)   Trustee since 2008    Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director,
                                                 Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director,
                                                 Torchmark Corporation (life and health insurance products)
                                                 (2002-present); Director, National Kidney Foundation of
                                                 North Texas (2003-Present); Director, Dallas Chapter of
                                                 National Association of Corporate Directors (2004-Present);
                                                 Partner, KPMG (1976-2001).

OFFICERS

                                  Term
                                One Year

William F. Quinn** (60)      President from      Chairman (2006-Present) and CEO (2006-2007), President
                              1987 to 2007       (1986-2006) and Director (2003-Present), American Beacon
                           and 2008 to Present   Advisors, Inc.; Chairman (1989-2003) and Director
                             Executive Vice      (1979-1989, 2003-Present), American Airlines Federal Credit
                             President from      Union; Director, Crescent Real Estate Equities,
                              2007 to 2008       Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC
                              Trustee from       (investment advisor) (2001-2006); Director of Investment
                              1987 to 2008       Committee, Southern Methodist University Endowment Fund
                                                 (1996-Present); Member, Southern Methodist University Cox
                                                 School of Business Advisory Board (1999-2002); Member, New
                                                 York Stock Exchange Pension Manager Committee (1997-1998,
                                                 2000-2002, 2006-Present); Chairman (2007-Present) and Vice
                                                 Chairman (2004-2007), Committee for the Investment of
                                                 Employee Benefits; Director, United Way of Metropolitan
                                                 Tarrant County (1988-2000, 2004-Present); Trustee, American
                                                 Beacon Mileage Funds (1995-2008); Trustee, American Beacon
                                                 Select Funds (1999-2008); Trustee, American Beacon Master
                                                 Trust (1995-2008).

Rosemary K. Behan (49)      VP, Secretary and    Vice President, Legal and Compliance, American Beacon
                               Chief Legal       Advisors, Inc. (2006-Present); Assistant General Counsel,
                           Officer since 2006    First Command Financial Planning, Inc. (2004-2006);
                                                 Enforcement Attorney (2002-2004) and Branch Chief
                                                 (2000-2002), Securities and Exchange Commission.

Brian E. Brett (48)           VP since 2004      Vice President, Director of Sales and Marketing, American
                                                 Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                 President, Neuberger Berman, LLC (investment advisor)
                                                 (1996-2004).

Wyatt Crumpler (42)           VP since 2007      Vice President, Trust Investments, American Beacon Advisors,
                                                 Inc. (2007-Present); Managing Director of Corporate
                                                 Accounting (2004-2007), Director of IT Strategy and Finance
                                                 (2002-2004), American Airlines, Inc.

Trustees and Officers of the American Beacon Funds
(Unaudited)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
------------------------   -------------------   ------------------------------------------------------------
Michael W. Fields (54)         VP since 1989     Vice President, Fixed Income Investments, American Beacon
                                                 Advisors, Inc. (1988-Present).

Rebecca L. Harris (41)        Treasurer since    Vice President, Finance, American Beacon Advisors, Inc.
                                   1995          (1995-Present).

Christina E. Sears (37)      Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc.
                            Officer since 2004   (2004-Present); Senior Compliance Analyst, American Beacon
                                 and Asst.       Advisors, Inc. (1998-2004).
                              Secretary since
                                   1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

               (GRAPHIC)                                (GRAPHIC)

              BY E-MAIL:                             ON THE INTERNET:
  american_beacon.funds@ambeacon.com               Visit our website at
                                               www.americanbeaconfunds.com

               (GRAPHIC)                                (GRAPHIC)

             BY TELEPHONE:                               BY MAIL:
          Institutional Class                     American Beacon Funds
          Call (800) 658-5811                        P.O. Box 219643
              AMR Class(SM)                     Kansas City, MO 64121-9643
          Call (800) 345-2345
 PlanAhead Class(R) and Service Class
          Call (800) 388-3344

            AVAILABILITY OF                          AVAILABILITY OF
     QUARTERLY PORTFOLIO SCHEDULES           PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of           A description of the policies and
Investments provided in each             procedures the Fund uses to determine
semi-annual and annual report, the       how to vote proxies relating to
Fund files a complete schedule of its    portfolio securities is available in
portfolio holdings with the Securities   the Fund's Statement of Additional
and Exchange Commission ("SEC") on       Information, is available free of
Form N-Q as of the first and third       charge on the Fund's website
fiscal quarters. The Fund's Forms N-Q    (www.americanbeaconfunds.com) and by
are available on the SEC's website at    calling 1-800-967-9009 or by accessing
www.sec.gov. The Forms N-Q may also be   the SEC's website at www.sec.gov. The
reviewed and copied at the SEC's         Fund's proxy voting record for the most
Public Reference Room, 450 Fifth         recent year ended June 30 is filed
Street, NW, Washington, DC 20549.        annually with the SEC on Form N-PX. The
Information regarding the operation of   Fund's Forms N-PX are available on the
the SEC's Public Reference Room may be   SEC's website at www.sec.gov. The
obtained by calling 1-800-SEC-0330. A    Fund's proxy voting record may also be
complete schedule of the Fund's          obtained by calling 1-800-967-9009.
portfolio holdings is also available
on the Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN            TRANSFER AGENT      INDEPENDENT         DISTRIBUTOR
STATE STREET BANK    BOSTON FINANCIAL    REGISTERED PUBLIC   FORESIDE FUND
AND TRUST            DATA SERVICES       ACCOUNTING FIRM     SERVICES
Boston,              Kansas City,        ERNST & YOUNG LLP   Portland, Maine
Massachusetts        Missouri            Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 10/08
                                                                           64673

                         GUIDANCE | VISION | EXPERIENCE

                                   (GRAPHIC)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

                                  ANNUAL REPORT

OCTOBER 31, 2008

LARGE CAP VALUE FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
Market and Performance Overview....................................            2
Schedule of Investments............................................            7
Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                           October 31, 2008

                          (PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

     Enclosed is the American Beacon Large Cap Value Fund Annual Report for the twelve months ended October 31, 2008.

     During the past twelve months, we experienced unprecedented market turmoil in all asset classes. Initially, the sub-prime mortgage crisis and rising oil and food prices contributed to an economic slowdown that culminated in a market-wide credit crisis and squeeze on liquidity. The situation reached once-in-a-lifetime crisis proportions in mid-September with the bankruptcy of Lehman Brothers, the resulting losses incurred by investors in money market funds, and the unprecedented government intervention in the financial system. From September 15th to October 31st, the Dow Jones Industrial Average declined almost 20% on the threat of a global recession.

     The American Beacon Large Cap Value Fund - Institutional Class reported a return of -39.59% for the one-year period ended October 31, 2008. The S&P 500 and Dow Jones Industrial Average indices reported negative returns of -36.10% and -31.13%, respectively, for this period.

     During these times, it is important to remember that the American Beacon Large Cap Value Fund's investment strategy is based on long-term investing. Short-term pain can lead to long-term gains as we saw when positive performance by our value-oriented Funds followed the burst of the technology bubble earlier this decade. We believe the Funds' fundamental value investment philosophies and lower than average expense ratios will continue to serve the Funds well over the longer term.

     Please review the enclosed market overview, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ William F. Quinn
                                        William F. Quinn
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2008 (UNAUDITED)

     The financial crisis that began in August 2007 accelerated into uncharted territory in 2008, punctuated by the sharp decline in equity prices in October. Earlier concerns about rising prices for oil, food and commodities were brushed aside as the credit crisis evolved into a full-blown liquidity crisis. In early 2008, monetary policymakers were very aggressive, ultimately cutting the Fed Funds rate to 1% as deflation concerns began to displace talk of inflation. The Federal Reserve ("Fed") was innovative in contending with the financial crisis by developing (or resurrecting) policy initiatives and lending facilities in attempts to target liquidity without further pressuring the dollar or adding to worries regarding inflation. Nevertheless, in the spring of 2008, market interest rates had once again begun to move against the Fed, this time upward, as global investors anticipated a pause in, if not a completion of, the Fed's easing campaign.

     Market volatility prevailed in the second and third calendar quarters of 2008. Only a few months back, investors were worried about rising inflation and the potential for higher interest rates; however, events during the past few months changed those discussions. The government takeovers of Fannie Mae and Freddie Mac, the Lehman Brothers bankruptcy, the near demise of insurance giant American International Group (AIG), government-arranged bank mergers and bank failures turned the conversations to de-leveraging, deflation and declining rates. Signs of a recession accelerated as third quarter 2008 Gross Domestic Product contracted despite the massive policy response. Oil prices fell rapidly from a high of approximately $145 per barrel during the twelve-month period to close below $70 per barrel on October 31, 2008, while housing prices saw no signs of a bottom. Worries of global recession were also pervasive throughout commodities markets as major indices sold off considerably while the dollar gained against most currencies. All of this occurred in the midst of a presidential election with its attendant uncertainties. Investors took note, driving prices substantially lower in every major equity market over the past twelve months.

     In spite of these events, there are many long-term positives in the U.S. economy. The biggest one is the flexibility of our system and its ability to adapt: both policymakers and market participants reacted quickly (and sometimes overreacted) to changing circumstances. Other factors such as the existence of insurance safety nets, a still relatively low (though rising) unemployment rate, technology-driven productivity gains, solid balance sheets for non-financial companies and improving global competitiveness all factor into a potentially positive long-term outlook. Consequently, while households and financial firms have limited borrowing capacity and have received most of the media attention, non-financial companies are not overburdened by debt and are in a better position than in past cycles to manage their businesses in a slowing economy. While the actions taken should help to stem the current crisis, obstacles remain. However, with the full attention of world central banks, governments and regulators, fundamentals have the opportunity to prevail as financial markets make their way through the current uncertainty.

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

     The Institutional Class of the Large Cap Value Fund returned -39.59% for the twelve months ended October 31, 2008. The Fund underperformed the Russell 1000(R) Value Index (the "Index") return of -36.80% and the Lipper Large-Cap Value Funds Index return of -37.16%.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/98 THROUGH 10/31/08

                               (PERFORMANCE GRAPH)

                                ANNUALIZED TOTAL RETURNS      VALUE OF
                                 PERIODS ENDED 10/31/08       $10,000
                              ----------------------------   10/31/98-
                               1 YEAR   5 YEARS   10 YEARS    10/31/08
                              -------   -------   --------   ---------
Institutional
   Class(1, 4).............   -39.59%    2.44%      2.93%     $13,352
PlanAhead Class(1, 4)......   -39.72%    2.19%      2.66%      13,006
Service Class(1, 2, 4).....   -39.87%    2.01%      2.57%      12,891
AMR Class(1, 4)............   -39.43%    2.72%      3.20%      13,703
Lipper Large-Cap
   Value Funds
   Index(3)................   -37.16%    0.58%      1.05%      11,105
Russell 1000 Value
   Index (3)...............   -36.80%    1.90%      2.79%      13,165

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 10/31/98 up to 6/1/05, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 10/31/98. A portion of the fees charged to the Service Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than the actual returns shown for 2005.

(3.) The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(4.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.60%, 0.84%, 1.08% and 0.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     The Fund underperformed the Index primarily through stock selection, and to a lesser extent through sector allocation.

     From a stock selection standpoint, the Fund's holdings in the Financials, Consumer Staples, Consumer Discretionary, Health Care, Energy, and Industrials sectors detracted the most value relative to the Index. The companies with the greatest impact in the Financials sector were American International Group (down 96.9%), Washington Mutual (down 99.8% for the period the Fund owned the security), and Bear Stearns (down 90.7% for the period the Fund owned the security). In the Consumer Staples sector, Imperial Tobacco (down 39.4%), Diageo (down 29.9%), and L'Oreal (down 42.4%) were the largest detractors, as were Wyndham Worldwide (down 74.9%), CBS (down 64.5%), and JC Penney (down 56.5% for the period the Fund owned the security) in the Consumer Discretionary sector. In the Health Care sector, Cigna (down 68.9% for the period the Fund owned the security), Bristol Myers Squibb (down 27.5% for the period the Fund owned the security), and Wellpoint (down 50.9%) detracted the most value relative to the benchmark. ConocoPhillips (down 37.2%), Weatherford International (down 48.0%), and Sunoco (down 57.6% for the period the Fund owned the security) detracted the most value in the Energy sector, while Textron (down 74.0%), General Electric (down 50.6%), and Honeywell

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

International (down 48.6% for the period the Fund owned the security) hurt performance most in the Industrials sector. Good stock selection in the Information Technology sector, mostly in IBM (down 18.7% for the period the Fund owned the security) and Oracle Systems (down 17.5%), added value relative to the Index but not enough to offset the poor performance from the aforementioned sectors.

     An underweight in Energy, one of the better performing sectors of the Index, and an overweight in Information Technology, the second-worst performing sector in the Index, detracted value through sector allocation. This was somewhat offset by an underweight in Financials, the worst performing sector in the Index, and an overweight in Consumer Staples, the best performing sector in the Index, which were positive contributors to the Fund's performance.

     The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

TOP TEN HOLDINGS

                                                                         % OF
                                                                      NET ASSETS
                                                                      ----------
ConocoPhillips.....................................................      2.9%
International Business Machines Corp...............................      2.8%
JPMorgan Chase & Co................................................      2.4%
AT&T, Inc..........................................................      2.1%
Bank of America Corp...............................................      1.8%
Verizon Communications, Inc........................................      1.8%
Baxter International, Inc..........................................      1.7%
Dominion Resources, Inc............................................      1.6%
Hewlett-Packard Co.................................................      1.6%
Diageo plc.........................................................      1.6%

SECTOR ALLOCATION

                                                                        % OF
                                                                      EQUITIES
                                                                      --------
Financials.........................................................     17.5%
Industrials........................................................     13.3%
Information Technology.............................................     12.9%
Consumer Staples...................................................     12.3%
Health Care........................................................     11.8%
Energy.............................................................     10.0%
Consumer Discretionary.............................................      7.9%
Utilities..........................................................      6.1%
Telecommunication Services.........................................      5.0%
Materials..........................................................      3.2%

FUND EXPENSES
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2008 through October 31, 2008.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                  Ending
                                  Beginning      Account      Expenses Paid
                                Account Value     Value       During Period*
                                   5/1/08        10/31/08    5/1/08-10/31/08
                                -------------   ---------   -----------------
INSTITUTIONAL CLASS
Actual                            $1,000.00     $  674.31         $2.44
Hypothetical                      $1,000.00     $1,022.22         $2.95
   (5% return before expenses)
PLANAHEAD CLASS
Actual                            $1,000.00     $  673.42         $3.49
Hypothetical                      $1,000.00     $1,020.96         $4.22
   (5% return before expenses)
SERVICE CLASS
Actual                            $1,000.00     $  672.51         $4.54
Hypothetical                      $1,000.00     $1,019.71         $5.48
   (5% return before expenses)
AMR CLASS
Actual                            $1,000.00     $  675.14         $1.39
Hypothetical                      $1,000.00     $1,023.48         $1.68
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.58%, 0.83%, 1.08% and 0.33% for the Institutional, PlanAhead, Service and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon Large Cap Value Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon Large Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Large Cap Value Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP
Dallas, Texas
December 23, 2008

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                           SHARES        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
COMMON STOCKS - 86.90%
CONSUMER DISCRETIONARY - 6.85%
   AUTO COMPONENTS - 0.36%
      Gentex Corp. + ................................     2,365,000   $   22,680
                                                                      ----------
   HOTELS, RESTAURANTS & LEISURE - 0.98%
      Carnival Corp. + ..............................     1,941,200       49,306
      Wyndham Worldwide Corp. .......................     1,475,780       12,087
                                                                      ----------
                                                                          61,393
                                                                      ----------
   HOUSEHOLD DURABLES - 0.60%
      Fortune Brands, Inc. ..........................       600,500       22,903
      Newell Rubbermaid, Inc. .......................     1,066,400       14,663
                                                                      ----------
                                                                          37,566
                                                                      ----------
   INTERNET & CATALOG RETAIL - 0.08%
      eBay, Inc. ## .................................       317,500        4,848
                                                                      ----------
   MEDIA - 2.00%
      CBS Corp. + ...................................     2,966,500       28,805
      Interpublic Group of Cos., Inc. ## + ..........       966,000        5,014
      Time Warner, Inc. .............................     5,000,000       50,450
      Walt Disney Co. Ltd. ..........................     1,183,100       30,642
      Warner Music Group Corp. + ....................     2,322,000        9,613
                                                                      ----------
                                                                         124,524
                                                                      ----------
   MULTILINE RETAIL - 1.22%
      J.C. Penney Company, Inc. .....................     1,466,000       35,067
      Macy's, Inc. ..................................       741,312        9,111
      Target Corp. ..................................       653,800       26,230
      Wal-Mart Stores, Inc. .........................        98,900        5,519
                                                                      ----------
                                                                          75,927
                                                                      ----------
   SPECIALTY RETAIL - 1.61%
      Gap, Inc. .....................................       232,800        3,012
      The Home Depot, Inc. ..........................     4,044,367       95,407
      Limited Brands, Inc. ..........................       136,100        1,631
                                                                      ----------
                                                                         100,050
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                          426,988
                                                                      ----------
CONSUMER STAPLES - 10.72%
   BEVERAGES - 1.72%
      Coca-Cola Co. .................................       134,900        5,944
      Diageo plc, ADR ...............................     1,626,200      101,133
                                                                      ----------
                                                                         107,077
                                                                      ----------
   FOOD & DRUG RETAILING - 1.53%
      Safeway, Inc. .................................     2,161,600       45,977
      Sysco Corp. ...................................     1,878,400       49,214
                                                                      ----------
                                                                          95,191
                                                                      ----------

                                                           SHARES        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
   FOOD PRODUCTS - 2.90%
      Archer-Daniels-Midland Co. ....................     2,500,000   $   51,825
      ConAgra Foods, Inc. ...........................     2,450,000       42,679
      Kellogg Co. ...................................       885,000       44,622
      Kraft Foods, Inc. .............................     1,369,713       39,914
      Unilever plc, ADR + ...........................        73,900        1,667
                                                                      ----------
                                                                         180,707
                                                                      ----------
   PERSONAL PRODUCTS - 0.67%
      L'Oreal SA ....................................     2,800,000       41,720
                                                                      ----------
   TOBACCO - 3.90%
      Altria Group, Inc. ............................     2,256,000       43,293
      Imperial Tobacco Group plc, ADR + .............     1,394,100       74,305
      Philip Morris International, Inc. .............     1,821,000       79,159
      UST, Inc. .....................................       683,500       46,198
                                                                      ----------
                                                                         242,955
                                                                      ----------
   TOTAL CONSUMER STAPLES                                                667,650
                                                                      ----------
ENERGY - 8.76%
   ENERGY EQUIPMENT & SERVICES - 0.71%
      Weatherford International Ltd. ## .............     2,600,000       43,888
                                                                      ----------
   OIL & GAS - 8.05%
      Chevron Corp. .................................     1,094,562       81,654
      ConocoPhillips ................................     3,478,296      180,941
      Devon Energy Corp. ............................     1,132,000       91,534
      Duke Energy Corp. .............................     2,260,900       37,034
      Exxon Mobil Corp. .............................        64,100        4,751
      Occidental Petroleum Corp. ....................     1,514,700       84,126
      Royal Dutch Shell plc, ADR + ..................       342,600       18,942
      Sunoco, Inc. + ................................        90,000        2,745
                                                                      ----------
                                                                         501,727
                                                                      ----------
   TOTAL ENERGY                                                          545,615
                                                                      ----------
FINANCIALS - 15.07%
   BANKS - 4.80%
      Bank of America Corp. .........................     4,667,778      112,820
      Comerica, Inc. + ..............................        64,300        1,774
      East West Bancorp, Inc. + .....................     2,068,000       35,880
      KeyCorp + .....................................       425,674        5,206
      National City Corp. ...........................     3,072,700        8,296
      Synovus Financial Corp. + .....................     4,516,000       46,650
      U.S. Bancorp ..................................       744,560       22,195
      Wachovia Corp. + ..............................     1,537,800        9,857
      Washington Mutual, Inc. + .....................     1,765,000          110
      Wells Fargo & Co. .............................       695,900       23,696

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                           SHARES        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
      Zions Bancorporation + ........................       852,797   $   32,500
                                                                      ----------
                                                                         298,984
                                                                      ----------
   DIVERSIFIED FINANCIALS - 7.36%
      American Express Co. ..........................     1,748,300       48,078
      Capital One Financial Corp. + .................     1,207,400       47,233
      Charles Schwab Corp. ..........................       247,620        4,734
      Citigroup, Inc. ...............................     5,134,138       70,081
      Discover Financial Services ...................       278,050        3,406
      JP Morgan Chase & Co. .........................     3,598,898      148,455
      Merrill Lynch & Co., Inc. .....................     2,281,900       42,421
      Mitsubishi UFJ Financial Group, Inc., ADR + ...     8,256,000       51,765
      Morgan Stanley Dean Witter & Co. + ............       949,000       16,579
      SLM Corp. ## + ................................     2,435,500       25,987
                                                                      ----------
                                                                         458,739
                                                                      ----------
   INSURANCE - 2.91%
      ACE Ltd. ......................................     1,025,600       58,829
      Aflac, Inc. ...................................       779,000       34,494
      American International Group, Inc. + ..........     2,397,100        4,579
      Conseco, Inc. ## + ............................       330,700          615
      Genworth Financial, Inc. ......................       669,400        3,240
      Hartford Financial Services Group, Inc. .......       655,450        6,764
      Lincoln National Corp. ## .....................        60,400        1,041
      MetLife, Inc. .................................       630,159       20,934
      Prudential Financial, Inc. ....................        36,000        1,080
      Travelers Cos., Inc. ..........................       731,800       31,138
      UnumProvident Corp. ...........................        32,600          514
      XL Capital Ltd. + .............................     1,845,400       17,900
                                                                      ----------
                                                                         181,128
                                                                      ----------
   TOTAL FINANCIALS                                                      938,851
                                                                      ----------
HEALTH CARE - 10.25%
   HEALTH CARE EQUIPMENT & SUPPLIES - 1.68%
      Baxter International, Inc. ....................     1,735,800      104,998
                                                                      ----------
   HEALTH CARE PROVIDERS & SERVICES - 1.48%
      Cigna Corp. ...................................     1,167,300       19,027
      UnitedHealth Group, Inc. ......................       684,700       16,248
      Universal Health Services, Inc. + .............       624,130       26,238
      WellPoint, Inc. ## ............................       788,800       30,661
                                                                      ----------
                                                                          92,174
                                                                      ----------
   PHARMACEUTICALS - 7.09%
      Amgen, Inc. ## ................................       343,200       20,554
      Bristol-Myers Squibb Co. ......................     3,901,000       80,166
      Eli Lilly & Co. ...............................     1,616,500       54,670
      Hospira, Inc. ## ..............................     1,143,000       31,798
      Johnson & Johnson .............................       535,700       32,860

                                                           SHARES        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
      Merck & Co., Inc. .............................       822,600   $   25,460
      Pfizer, Inc. ..................................     5,664,000      100,309
      Schering-Plough Corp. .........................       869,700       12,602
      Wyeth Corp. ...................................     2,579,800       83,018
                                                                      ----------
                                                                         441,437
                                                                      ----------
   TOTAL HEALTH CARE                                                     638,609
                                                                      ----------
INDUSTRIALS - 11.56%
   AEROSPACE & DEFENSE - 3.77%
      Boeing Co. ....................................     1,770,400       92,539
      Northrop Grumman Corp. ........................     1,049,900       49,230
      Raytheon Co. ..................................     1,097,100       56,072
      United Technologies Corp. .....................       678,400       37,285
                                                                      ----------
                                                                         235,126
                                                                      ----------
   AIR FREIGHT & COURIERS - 0.42%
      FedEx Corp. ...................................       402,800       26,331
                                                                      ----------
   INDUSTRIAL CONGLOMERATES - 3.54%
      3M Co. ........................................       639,900       41,146
      General Electric Co. ..........................     4,195,600       81,856
      Honeywell International, Inc. .................     2,418,825       73,653
      Textron, Inc. .................................       881,200       15,597
      Tyco International Ltd. .......................       326,200        8,247
                                                                      ----------
                                                                         220,499
                                                                      ----------
   MACHINERY - 3.12%
      Caterpillar, Inc. .............................       796,500       30,402
      Deere & Co. ...................................     1,039,000       40,064
      Eaton Corp. ...................................       430,400       19,196
      Illinois Tool Works, Inc. .....................     1,727,900       57,695
      ITT Industries, Inc. ..........................       930,300       41,398
      PACCAR, Inc. ..................................       183,000        5,351
                                                                      ----------
                                                                         194,106
                                                                      ----------
   TRANSPORTATION INFRASTRUCTURE - 0.71%
      Burlington Northern Santa Fe Corp. ............       499,000       44,441
                                                                      ----------
   TOTAL INDUSTRIALS                                                     720,503
                                                                      ----------
INFORMATION TECHNOLOGY - 11.22%
   COMMUNICATIONS EQUIPMENT - 0.38%
      Alcatel-Lucent, ADR ...........................     1,511,200        3,884
      Nokia Corp., ADR + ............................     1,317,200       19,995
                                                                      ----------
                                                                          23,879
                                                                      ----------
   COMPUTERS & PERIPHERALS - 6.48%
      Apple Computer, Inc. ## + ++ ..................       640,000       68,857
      EMC Corp. ## ..................................     4,765,000       56,132
      Hewlett-Packard Co. ...........................     2,647,200      101,335

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                           SHARES        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
      International Business Machines Corp. .........     1,907,300   $  177,322
                                                                      ----------
                                                                         403,646
                                                                      ----------
   ELECTRICAL EQUIPMENT - 0.43%
      Molex, Inc. ...................................       339,000        4,885
      Molex, Inc. ...................................     1,688,000       21,674
                                                                      ----------
                                                                          26,559
                                                                      ----------
   ELECTRONIC COMPONENTS - 0.49%
      Thomas & Betts Corp. ## .......................     1,285,000       30,519
                                                                      ----------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.95%
      Intel Corp. ...................................     3,196,300       51,141
      Tyco Electronics Ltd. .........................       419,500        8,155
                                                                      ----------
                                                                          59,296
                                                                      ----------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.70%
      Texas Instruments, Inc. .......................     2,231,000       43,638
                                                                      ----------
   SOFTWARE - 1.79%
      CA, Inc. ......................................     1,087,903       19,365
      Microsoft Corp. ...............................       683,400       15,260
      Oracle Corp. ## ...............................     4,198,700       76,794
                                                                      ----------
                                                                         111,419
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          698,956
                                                                      ----------
MATERIALS - 2.78%
   CHEMICALS - 2.76%
      Air Products & Chemicals, Inc. ................     1,269,200       73,779
      Dow Chemical Co. ..............................     1,150,300       30,678
      E. I. du Pont de Nemours & Co. ................     1,243,600       39,795
      Eastman Chemical Co. + ........................        23,800          961
      PPG Industries, Inc. ..........................       536,700       26,610
                                                                      ----------
                                                                         171,823
                                                                      ----------
   METALS & MINING - 0.02%
      Alcoa, Inc. ## ................................       105,500        1,214
                                                                      ----------
   TOTAL MATERIALS                                                       173,037
                                                                      ----------
TELECOMMUNICATION SERVICES - 4.38%
   DIVERSIFIED TELECOMMUNICATION - 4.38%
      AT&T, Inc. ++ .................................     4,989,152      133,560
      Fairpoint Communications, Inc. + ..............        42,246          168
      Verizon Communications, Inc. ..................     3,683,746      109,297
      Vodafone Group plc, ADR .......................     1,550,000       29,868
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES                                      272,893
                                                                      ----------

                                                           SHARES        VALUE
                                                        -----------   ----------
                                                         (DOLLARS IN THOUSANDS)
UTILITIES - 5.31%
   ELECTRIC UTILITIES - 4.44%
      CenterPoint Energy, Inc. ......................     1,906,600   $   21,964
      Constellation Energy Group, Inc. + ............       319,400        7,733
      Dominion Resources, Inc. + ....................     2,813,900      102,088
      Entergy Corp. .................................       542,400       42,334
      Exelon Corp. ..................................       590,600       32,034
      FPL Group, Inc. ...............................     1,182,000       55,838
      Public Service Enterprise Group, Inc. .........       513,500       14,455
                                                                      ----------
                                                                         276,446
                                                                      ----------
   GAS UTILITIES - 0.87%
      Spectra Energy Corp. ..........................     2,813,500       54,385
                                                                      ----------
   TOTAL UTILITIES                                                       330,831
                                                                      ----------
   TOTAL COMMON STOCKS                                                 5,413,933
                                                                      ----------
CONVERTIBLE PREFERRED STOCKS - 0.16%
FINANCIALS - 0.16%
   BANKS - 0.16%
      East West Bancorp, Inc. .......................         8,763        9,862
                                                                      ----------
SHORT TERM INVESTMENTS - 13.14%
      American Beacon Money Market Select Fund # ....   362,064,360      362,064
      Columbia Treasury Reserves Fund ...............   396,524,533      396,525

                                                            PAR
                                                           AMOUNT
                                                        -----------
      U.S. Treasury,
         0.41%, Due 12/11/2008 ++ ...................   $    60,038       59,973
                                                                      ----------
   TOTAL SHORT TERM INVESTMENTS                                          818,562
                                                                      ----------

                                                           SHARES
                                                        -----------
SECURITIES LENDING COLLATERAL - 5.63%
      American Beacon Money Market Select Fund # ....    51,465,149       51,465
      Securities Liquidating AB Trust ...............   175,990,482      173,619
      State Street Navigator Securities Lending
         Prime Portfolio ............................   125,553,664      125,554
                                                                      ----------
   TOTAL SECURITIES LENDING COLLATERAL                                   350,638
                                                                      ----------
TOTAL INVESTMENTS 105.83% - (COST $8,513,783)                          6,592,995
LIABILITIES, NET OF OTHER ASSETS - (5.83%)                              (363,348)
                                                                      ----------
TOTAL NET ASSETS - 100.00%                                            $6,229,647
                                                                      ==========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++ At October 31, 2008, security pledged as collateral for open futures contracts.

#    The Fund is affiliated by having the same investment advisor.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                 UNREALIZED
                           NUMBER OF   EXPIRATION    MARKET     APPRECIATION/
                           CONTRACTS      DATE        VALUE    (DEPRECIATION)
                           ---------   ----------   --------   --------------
Emini S&P 500 Index ....     8,111      Dec 2008    $392,289     $(102,034)
                                                    ========     =========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A C) ......   $  6,179,466
   Investments in affiliated securities, at value B ............        413,529
   Receivable for investments sold .............................          8,277
   Dividends and interest receivable ...........................         11,982
   Receivable for fund shares sold .............................         10,723
   Receivable for tax reclaims .................................            119
   Receivable for variation margin on open futures contracts ...          2,352
   Prepaid expenses ............................................            179
                                                                   ------------
      TOTAL ASSETS .............................................      6,626,627
                                                                   ------------
LIABILITIES:
   Payable for investments purchased ...........................         26,022
   Payable upon return of securities loaned ....................        353,010
   Payable for fund shares redeemed ............................          9,497
   Management and investment advisory fees payable (Note 2) ....          5,206
   Administrative service and service fees payable .............          2,297
   Other liabilities ...........................................            948
                                                                   ------------
      TOTAL LIABILITIES ........................................        396,980
                                                                   ------------
NET ASSETS .....................................................   $  6,229,647
                                                                   ============
ANALYSIS OF NET ASSETS:
   Paid-in-capital .............................................      9,288,234
   Undistributed net investment income .........................        133,193
   Accumulated net realized loss ...............................     (1,168,958)
   Unrealized depreciation of investments, futures contracts,
      and foreign currency .....................................     (2,022,822)
                                                                   ------------
NET ASSETS .....................................................   $  6,229,647
                                                                   ============
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class .........................................    135,804,760
                                                                   ============
   PlanAhead Class .............................................    251,609,451
                                                                   ============
   Service Class ...............................................      7,007,430
                                                                   ============
   AMR Class ...................................................     33,419,432
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class .........................................   $      15.01
                                                                   ============
   PlanAhead Class .............................................   $      14.29
                                                                   ============
   Service Class ...............................................   $      14.19
                                                                   ============
   AMR Class ...................................................   $      14.88
                                                                   ============
----------
(A) Cost of investments in unaffiliated securities .............   $  8,100,254
(B) Cost of investments in affiliated securities ...............   $    413,529
(C) Market value of securities on loan .........................   $    355,140

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2008 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities (net of foreign
      taxes)* ..................................................   $    209,773
   Dividend income from affiliated securities ..................         16,677
   Interest income .............................................            822
   Income derived from securities lending, net .................          2,806
                                                                   ------------
         TOTAL INVESTMENT INCOME ...............................        230,078
                                                                   ------------
EXPENSES:
   Management and investment advisory fees (Note 2) ............         23,405
   Administrative service fees (Note 2):
      Institutional Class ......................................          6,624
      PlanAhead Class ..........................................         12,471
      Service Class ............................................            274
      AMR Class ................................................             35
   Transfer agent fees:
      Institutional Class ......................................            148
      PlanAhead Class ..........................................            246
      Service Class ............................................              5
      AMR Class ................................................             26
   Custody and fund accounting fees ............................            692
   Professional fees ...........................................            132
   Registration fees and expenses ..............................            123
   Service fees:
      PlanAhead Class (Note 2) .................................         12,209
      Service Class (Note 2) ...................................            268
   Distribution fees - Service Class (Note 2) ..................            268
   Prospectus and shareholder reports ..........................          1,144
   Other expenses ..............................................            619
                                                                   ------------
         TOTAL EXPENSES ........................................         58,689
                                                                   ------------
NET INVESTMENT INCOME ..........................................        171,389
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ..............................................       (923,625)
      Commission recapture (Note 1) ............................            245
      Futures contracts ........................................       (225,334)
   Change in net unrealized appreciation or depreciation of:
      Investments ..............................................     (2,925,482)
      Futures contracts ........................................       (106,413)
                                                                   ------------
         NET LOSS ON INVESTMENTS ...............................     (4,180,609)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ (4,009,220)
                                                                   ============
   * Foreign taxes .............................................   $        345

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                    Year Ended     Year Ended
                                                                    October 31,   October 31,
                                                                       2008           2007
                                                                   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .......................................   $   171,389    $   120,501
   Net realized gain (loss) on investments, futures contracts,
      and foreign currency transactions ........................    (1,148,714)       254,832
   Change in net unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency
      translations .............................................    (3,031,895)       458,866
                                                                   -----------    -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
            OPERATIONS .........................................    (4,009,220)       834,199
                                                                   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ......................................       (41,356)       (14,678)
      PlanAhead Class ..........................................       (76,907)       (35,816)
      Service Class ............................................        (1,578)          (422)
      AMR Class ................................................       (16,885)       (13,818)
   Net realized gain on investments:
      Institutional Class ......................................       (71,604)       (28,455)
      PlanAhead Class ..........................................      (153,834)       (78,015)
      Service Class ............................................        (3,382)        (1,093)
      AMR Class ................................................       (26,071)       (23,934)
                                                                   -----------    -----------
         NET DISTRIBUTIONS TO SHAREHOLDERS .....................      (391,617)      (196,231)
                                                                   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...............................     3,966,783      4,667,772
   Reinvestment of dividends and distributions .................       370,495        185,535
   Cost of shares redeemed .....................................    (2,471,194)    (1,336,091)
                                                                   -----------    -----------
         NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
            TRANSACTIONS .......................................     1,866,084      3,517,216
                                                                   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS ..........................    (2,534,753)     4,155,184
                                                                   -----------    -----------
NET ASSETS:
   Beginning of period .........................................     8,764,400      4,609,216
                                                                   -----------    -----------
   END OF PERIOD * .............................................   $ 6,229,647    $ 8,764,400
                                                                   ===========    ===========
* Includes undistributed net investment income of ..............   $   133,193    $    98,502
                                                                   ===========    ===========

                             See accompanying notes

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the "Fund"), a series of the Trust.

          Effective September 12, 2008, American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms. Prior to September 12, the Manager was a wholly-owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc. ("American").

Class Disclosure

          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                                OFFERED TO:
------                ---------------------------------------------------------------------------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million
PLANAHEAD CLASS       General public and investors investing through an intermediary
SERVICE CLASS         Investors investing through an intermediary
AMR CLASS             Investors in the tax-exempt retirement and benefit plans of AMR Corporation and its affiliates

          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

          Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust's Board of Trustees (the "Board").

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale.

          The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Futures Contracts

          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

          The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

          In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. The Manager is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to amounts paid by the Manager to sub-advisors hired by the Manager plus, through September 11, 2008, 0.10% of the average daily net assets, and from September 12, 2008, 0.05% of the average daily net assets. Management fees paid during the year ended October 31, 2008 were as follows (dollars in thousands):

                            AMOUNTS PAID TO   NET AMOUNTS
 MANAGEMENT    MANAGEMENT      INVESTMENT     RETAINED BY
  FEE RATE         FEE          ADVISORS        MANAGER
------------   ----------   ---------------   -----------
0.175%-0.70%     $23,405        $15,533          $7,872

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2008, securities lending fees paid to the Manager were $481,098.

Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager received, through September 11, 2008, an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund. From September 12, 2008, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, PlanAhead, and Service Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

          The Fund, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

          A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee equal to 0.10% of its average daily net assets. During the year ended October 31, 2008, the Manager earned fees from the Affiliated Funds totaling $505,759 on the Fund's direct investment in the Affiliated Funds and $377,768 from the Fund's securities lending collateral invested in the Affiliated Funds.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

Interfund Lending Program

          Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2008, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2008, there were no waived fees or reimbursed expenses subject to potential recovery.

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Fund adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48"), on November 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows (in thousands):

                                                YEAR ENDED    YEAR ENDED
                                                OCTOBER 31,   OCTOBER 31,
                                                    2008          2007
                                                -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class ...................     $ 65,641     $ 20,725
      PlanAhead Class .......................      129,081       52,395
      Service Class .........................        2,725       18,904
      AMR Class .............................       25,728          654
   LONG-TERM CAPITAL GAIN
      Institutional Class ...................       47,318       22,407
      PlanAhead Class .......................      101,660       61,436
      Service Class .........................        2,235       18,849
      AMR Class .............................       17,229          861
                                                  --------     --------
TOTAL DISTRIBUTIONS PAID ....................     $391,617     $196,231
                                                  ========     ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

          As of October 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

Cost basis of investments for federal income tax purposes       $  8,740,142
Unrealized appreciation .................................            147,690
Unrealized depreciation .................................         (2,294,837)
                                                                 -----------
Net unrealized appreciation/(depreciation) ..............         (2,147,147)
Undistributed ordinary income ...........................            133,193
Undistributed long-term gain/(loss) .....................         (1,044,692)
                                                                 -----------
Distributable earnings ..................................        $(3,058,646)
                                                                 ===========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2008 (in thousands):

Paid-in-capital....................................................................................   $ 13
Undistributed net investment income................................................................     28
Accumulated net realized gain (loss)...............................................................    (41)
Unrealized appreciation (depreciation) of investments, futures contracts and foreign currency......     --

          At October 31, 2008 the capital loss carry forward position for federal income tax purposes was $1,044,692 expiring in 2016. (in thousands)

4. INVESTMENT TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended October 31, 2008 were (in thousands) $3,108,204 and $2,167,143, respectively.

          A summary of the Fund's direct ownership and transactions in Affiliated Funds for the year ended October 31, 2008 is set forth below (in thousands):

                OCTOBER 31, 2007                                OCTOBER 31, 2008
AFFILIATE     SHARES/MARKET VALUE    PURCHASES      SALES     SHARES/MARKET VALUE
---------     -------------------   ----------   ----------   -------------------
Select Fund         $389,578        $4,566,345   $4,593,859         $362,064

5. SECURITIES LENDING

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation of the collateral held may be temporarily less than the

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

value of the securities on loan. The amount of this temporary difference at October 31, 2008 is disclosed as the calculated mark in the table below.

          Prior to June 1, 2008, the Fund, the Agent, and the Manager retain 65%, 25%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. From June 1, 2008, the Fund, the Agent, and the Manager retain 75%, 15%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To the extent that a loan is secured by non-cash collateral, borrowers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager using the same percentages as above. The Fund also continues to receive income on the securities loaned and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

          Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

          At October 31, 2008, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

  MARKET VALUE OF     NON-CASH      CASH COLLATERAL    UNREALIZED LOSS ON   CALCULATED   TOTAL VALUE OF
SECURITIES ON LOAN   COLLATERAL   POSTED BY BORROWER     CASH COLLATERAL       MARK        COLLATERAL
------------------   ----------   ------------------   ------------------   ----------   --------------
     $355,140           $--            $353,009             $(2,371)          $12,754       $363,392

          Cash collateral was invested in a joint investment account, which is comprised of an investment in the Select Fund and other short-term investments. The underlying securities allocated to the Fund are stated at market value and have been included as investments on the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending and unrealized losses are included in the Change in unrealized appreciation and depreciation of investments on the Fund's Statement of Operations.

          Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

          At the close of business on October 9, 2008, the joint investment account in which the Fund invests redeemed for cash and securities on behalf of the Fund its shares in the Cash Trust. Cash in the amount of $167,670 and securities (at market value) of $156,209 were received (in thousands). The cash proceeds were invested in other money market funds and the securities were invested in the Securities Liquidating AB Trust.

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

6. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2008

                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                                     --------------------   ---------------------   -----------------   -------------------
                                     SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT
                                     ------   -----------   -------   -----------   ------   --------   -------   ---------
Shares sold ......................   72,124    $1,522,430   113,619   $ 2,297,576    5,559   $111,669    1,693    $  35,108
Reinvestment of dividends ........    4,204        99,590     9,867       222,989      220      4,960    1,833       42,956
Shares redeemed ..................  (36,318)     (729,713)  (81,231)   (1,524,704)  (2,814)   (55,162)  (7,797)    (161,615)
                                    -------    ----------   -------   -----------   ------   --------   ------    ---------
Net increase (decrease) in
   shares outstanding ............   40,010    $  892,307    42,255   $   995,861    2,965   $ 61,467   (4,271)   $ (83,551)
                                    =======    ==========   =======   ===========   ======   ========   ======    =========

Year Ended October 31, 2007

                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                                     --------------------   ---------------------   -----------------   -------------------
                                     SHARES      AMOUNT      SHARES      AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT
                                     ------   -----------   -------   -----------   ------   --------   -------   ---------
Shares sold ......................   63,236    $1,576,896   121,583    $2,853,467    3,247   $ 76,601     6,477   $ 160,808
Reinvestment of dividends ........    1,548        36,661     4,843       109,645       65      1,477     1,612      37,752
Shares redeemed ..................   (9,321)     (233,002)  (30,797)     (739,817)    (996)   (23,714)  (13,926)   (339,558)
                                     ------    ----------   -------    ----------    -----   --------   -------   ---------
Net increase (decrease) in
   shares outstanding ............   55,463    $1,380,555    95,629    $2,223,295    2,316   $ 54,364    (5,837)  $(140,998)
                                     ======    ==========   =======    ==========    =====   ========   =======   =========

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          Institutional Class                             PlanAhead Class
                                          ----------------------------------------------------  -----------------------------------

                                                          Year Ended October 31,                        Year Ended October 31,
                                          ----------------------------------------------------  -----------------------------------
                                             2008         2007       2006      2005      2004      2008         2007        2006
                                          ----------   ----------  --------  --------  -------  ----------   ----------  ----------
Net asset value,
   beginning of period .................. $    26.03   $    23.77  $  21.00  $  18.23  $ 15.62  $    24.83   $    22.74  $    20.16
                                          ----------   ----------  --------  --------  -------  ----------   ----------  ----------
Income from investment operations:
   Net investment income(A E) ...........       0.51         0.40      0.31      0.28     0.26        0.41         0.35        0.28
   Net gains (losses) on securities (both
      realized and unrealized) ..........     (10.41)        2.78      3.48      2.74     2.62       (9.88)        2.63        3.31
                                          ----------   ----------  --------  --------  -------  ----------   ----------  ----------
Total income (loss) from investment
   operations ...........................      (9.90)        3.18      3.79      3.02     2.88       (9.47)        2.98        3.59
                                          ----------   ----------  --------  --------  -------  ----------   ----------  ----------
Less distributions:
   Dividends from net investment
      income ............................      (0.41)       (0.31)    (0.26)    (0.25)   (0.27)      (0.36)       (0.28)      (0.25)
   Distributions from net realized gains
      on securities .....................      (0.71)       (0.61)    (0.76)       --       --       (0.71)       (0.61)      (0.76)
                                          ----------   ----------  --------  --------  -------  ----------   ----------  ----------
Total distributions .....................      (1.12)       (0.92)    (1.02)    (0.25)   (0.27)      (1.07)       (0.89)      (1.01)
                                          ----------   ----------  --------  --------  -------  ----------   ----------  ----------
Net asset value, end of period .......... $    15.01   $    26.03  $  23.77  $  21.00  $ 18.23  $    14.29   $    24.83  $    22.74
                                          ==========   ==========  ========  ========  =======  ==========   ==========  ==========
Total return ............................     (39.59)%      13.76%    18.69%    16.64%   18.59%     (39.72)%      13.46%      18.44%
                                          ==========   ==========  ========  ========  =======  ==========   ==========  ==========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) .................... $2,038,539   $2,493,451  $958,830  $201,111  $48,451  $3,594,565   $5,198,835  $2,586,410
   Ratios to average net assets
      (annualized):
      Expenses, net of waivers ..........       0.58%        0.59%     0.60%     0.60%    0.66%       0.83%        0.83%       0.85%
      Expenses, before waivers ..........       0.58%        0.59%     0.60%     0.60%    0.66%       0.83%        0.83%       0.85%
      Net investment income, net of
         waivers ........................       2.19%        1.82%     1.86%     1.58%    1.49%       1.94%        1.59%       1.61%
      Net investment income (loss),
         before waivers .................       2.19%        1.82%     1.86%     1.58%    1.49%       1.94%        1.59%       1.61%
   Portfolio turnover rate ..............         28%          20%       26%       25%      29%         28%          20%         26%

(A) Through October 31, 2005, net investment income was calculated by subtracting class expenses per share from the Fund's net investment income per share before class expenses.

(B)  Not annualized.

(C)  Annualized.

(D) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

(E) For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

                                              PlanAhead Class               Service Class
                                          ----------------------  ------------------------------------
                                                                                                 May
                                          Year Ended October 31,    Year Ended October 31,      31 to
                                          ----------------------  --------------------------   October
                                              2005      2004        2008      2007     2006   31, 2005
                                            --------  -------     -------   -------  -------  --------
Net asset value,
   beginning of period ..................   $  17.54  $ 15.05     $ 24.70   $ 22.64  $ 20.13  $ 19.33
                                            --------  -------     -------   -------  -------  -------
Income from investment operations:
   Net investment income(A E) ...........       0.27     0.23        0.32      0.28     0.26     0.01
   Net gains (losses) on securities (both
      realized and unrealized) ..........       2.58     2.49       (9.79)     2.62     3.27     0.79
                                            --------  -------     -------   -------  -------  -------
Total income (loss) from investment
   operations ...........................       2.85     2.72       (9.47)     2.90     3.53     0.80
                                            --------  -------     -------   -------  -------  -------
Less distributions:
   Dividends from net investment
      income ............................      (0.23)   (0.23)      (0.33)    (0.23)   (0.26)      --
   Distributions from net realized gains
      on securities .....................         --       --       (0.71)    (0.61)   (0.76)      --
                                            --------  -------     -------   -------  -------  -------
Total distributions .....................      (0.23)   (0.23)      (1.04)    (0.84)   (1.02)      --
                                            --------  -------     -------   -------  -------  -------
Net asset value, end of period ..........   $  20.16  $ 17.54     $ 14.19   $ 24.70  $ 22.64  $ 20.13
                                            ========  =======     =======   =======  =======  =======
Total return ............................      16.33%   18.26%     (39.87)%   13.16%   18.18%    4.14%(B)
                                            ========  =======     =======   =======  =======  =======
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ....................   $526,357  $51,489     $99,416   $99,854  $39,077  $11,604
   Ratios to average net assets
      (annualized):
      Expenses, net of waivers ..........       0.86%    0.94%       1.08%     1.08%    1.09%    1.14%(C)
      Expenses, before waivers ..........       0.86%    0.94%       1.08%     1.08%    1.09%    1.77%(C)
      Net investment income, net of
         waivers ........................       1.30%    1.21%       1.69%     1.32%    1.39%    1.72%(C)
      Net investment income (loss),
         before waivers .................       1.30%    1.21%       1.69%     1.32%    1.39%    1.09%(C)
   Portfolio turnover rate ..............         25%      29%         28%       20%      26%      25%(D)

                                                             AMR Class
                                          ---------------------------------------------------

                                                      Year Ended October 31,
                                          ---------------------------------------------------
                                            2008       2007       2006       2005      2004
                                          --------   --------  ----------  --------  --------
Net asset value,
   beginning of period .................. $  25.80   $  23.55  $    20.78  $  18.02  $  15.44
                                          --------   --------  ----------  --------  --------
Income from investment operations:
   Net investment income(A E) ...........     0.51       0.45        0.35      0.31      0.30
   Net gains (losses) on securities (both
      realized and unrealized) ..........   (10.26)      2.76        3.47      2.73      2.58
                                          --------   --------  ----------  --------  --------
Total income (loss) from investment
   operations ...........................    (9.75)      3.21        3.82      3.04      2.88
                                          --------   --------  ----------  --------  --------
Less distributions:
   Dividends from net investment
      income ............................    (0.46)     (0.35)      (0.29)    (0.28)    (0.30)
   Distributions from net realized gains
      on securities .....................    (0.71)     (0.61)      (0.76)       --        --
                                          --------   --------  ----------  --------  --------
Total distributions .....................    (1.17)     (0.96)      (1.05)    (0.28)    (0.30)
                                          --------   --------  ----------  --------  --------
Net asset value, end of period .......... $  14.88   $  25.80  $    23.55  $  20.78  $  18.02
                                          ========   ========  ==========  ========  ========
Total return ............................   (39.43)%    14.03%      19.08%    16.95%    18.89%
                                          ========   ========  ==========  ========  ========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) .................... $497,127   $972,260  $1,024,899  $848,219  $696,206
   Ratios to average net assets
      (annualized):
      Expenses, net of waivers ..........     0.32%      0.32%       0.34%     0.35%     0.39%
      Expenses, before waivers ..........     0.32%      0.32%       0.34%     0.35%     0.39%
      Net investment income, net of
         waivers ........................     2.44%      2.13%       2.18%     1.87%     1.79%
      Net investment income (loss),
         before waivers .................     2.44%      2.13%       2.18%     1.87%     1.79%
   Portfolio turnover rate ..............       28%        20%         26%       25%       29%

AMERICAN BEACON LARGE CAP VALUE FUND(SM)
PRIVACY POLICY & FEDERAL TAX INFORMATION
OCTOBER 31, 2008 (UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2008, which is designated as qualifying for the dividends-received deduction, was 47.52%.

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2008, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003 was 64.50%. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $168,442,426 as long-term capital gain dividends for the tax year ended October 31, 2008.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

          At its May 21, 2008 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of the existing Management Agreement ("Current Agreement") between the Manager and the American Beacon Funds ("Beacon Trust") on behalf of its Large Cap Value Fund (the "Fund") and each Investment Advisory Agreement between the Manager and a subadvisor ("Current Investment Advisory Agreement"). In preparation for the Board's consideration to renew these Current Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Fund. The Investment Committee held a separate meeting on May 9, 2008 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          On May 21, May 22 and June 4, 2008, the Board met to determine, among other matters, whether to approve a new investment management agreement ("New Agreement") between the Manager and the Fund. The New Agreement was necessary because, on April 16, 2008, AMR Corporation ("AMR"), the parent company of the Manager, entered into an agreement with Lighthouse Holdings, Inc. ("Lighthouse") pursuant to which Lighthouse would acquire all of the capital stock of the Manager ("Transaction") in exchange for cash and 10% of the capital stock of the parent corporation of Lighthouse. Upon the closing of the Transaction on September 12, 2008 ("Closing"), the Manager ceased to be a wholly owned subsidiary of AMR and became a subsidiary of Lighthouse. This change in control was deemed to be an "assignment" under the Investment Company Act of 1940 ("1940 Act") of the Fund's Current Agreement with the Manager. As required by the 1940 Act, the Fund's Current Agreement provided for its automatic termination in the event of an assignment and therefore terminated upon the Closing.

          To provide for the continuity of management for the Fund, the Board met to consider the New Agreement with the Manager. The New Agreement for the Fund reflects substantially the same terms as the Current Agreement for the Fund. In addition, the Current Agreement had been updated and modernized. As part of this process, the primary administrative services provided by the Manager to the Fund have been transferred to one single administrative services agreement ("New Administrative Services Agreement"). The Manager previously provided administrative services to the Fund pursuant to its Current Agreement and an Administrative Services Agreement ("Current Administrative Services Agreement"). The aggregate fee rates for the Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates imposed under the existing agreements which they replaced.

          In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board considered the impact to the Fund once Lighthouse directly controlled the Manager. Lighthouse indicated that it did not anticipate making any changes to the organization or structure of the Fund, to the service providers or to the aggregate fee rates under the Current Agreement. In addition, the portfolio managers at the Manager that manage the Fund were expected to continue to manage the Fund after the Closing. In that regard, the Manager and Lighthouse anticipated entering into employment contracts with certain key personnel performing or overseeing the Fund's investment program. The Board considered that there could be no assurance that these personnel would choose to remain employed by the Manager before or after the Closing. The Board noted that the Manager and the Fund would continue to operate under their existing names. Potential benefits to the Fund as a result of the Transaction included Lighthouse's intention to devote additional resources to product development and distribution of Fund shares. The Board also considered that any resulting growth of Fund assets would potentially produce economies of scale that would benefit shareholders of the Fund.

          With respect to the Fund, the Manager had entered into Current Investment Advisory Agreements with various subadvisors on behalf of the Fund. Upon the Closing, these Current Investment Advisory Agreements terminated automatically upon the termination of the Current Agreement. Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Manager was permitted to enter into new or modified investment advisory

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

agreements with the subadvisors ("New Investment Advisory Agreements") without approval of the Fund's shareholders, but subject to the approval of the Fund's Board. Each New Investment Advisory Agreement reflected substantially the same terms as the Current Investment Advisory Agreement for the Fund.

          In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board held preliminary conference call meetings on April 15, 16 and 21, 2008, to discuss the New Agreement and New Investment Advisory Agreements and the effect that approving the New Agreement and New Investment Advisory Agreements would have on the Fund. The Board received a memorandum and related advice from their independent legal counsel detailing the Board's responsibilities in considering the New Agreement and New Investment Advisory Agreements.

          In connection with Board's consideration of the Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of the Transaction, the effects of the Transaction on the Beacon Trust and the Board, and any proposed changes to the Beacon Trust, its service providers or fee structure and other information;

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     -    a copy of the firm's Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

     - a description of any payments by the firm to support the Fund's marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Fund;

     - a description of the scope of portfolio management services provided to the Fund and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Fund due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Fund;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     - a description of the firm's affiliation with any broker-dealer;a discussion of any anticipated change in the firm's controlling persons; and verification of the firm's insurance coverage with regard to the services provided to the Fund.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Fund's Current Agreement and the approval of the Fund's New Agreement:

     - a comparison of the performance of the Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and the Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Fund;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Fund pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each subadvisor to the Fund; and

     - a description of how expenses that are not readily identifiable to the Fund are allocated.

          In connection with the Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of the Fund versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds. The class of shares used for comparative purposes was the class with the longest performance history, which was the Institutional Class. References below to the Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper. The Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements are each referenced to herein as an "Agreement" and collectively, the "Agreements."

          The Trustees also received memoranda from their legal counsel detailing the Board's responsibilities pertaining to the approval of each Agreement. These memoranda explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

          In connection with the Board's consideration of the New Agreement and each New Investment Advisory Agreement, the Trustees considered, among other information, the following factors:

1. The manner in which the Fund's assets are managed will not change as a result of the Transaction, and the same people who manage the Fund's assets are expected to continue to do so after the Transaction;

2. The aggregate fee rates payable by the Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates payable under the Current Agreement and the Current Administrative Services Agreement;

3. The material terms regarding advisory services pursuant to the New Agreement are substantially the same as the terms of the Current Agreement;

4. The qualifications of the Manager's personnel who will provide advisory and administrative services to the Fund are not expected to change;

5. The Manager's financial condition and the post-Closing capitalization of Lighthouse;

6.   The impact of the Transaction on the Manager's day-to-day operations;

7. The capabilities, experience, corporate structure and capital resources of Lighthouse;

8. The long-term business goals of Lighthouse with regard to the Manager and the Beacon Trust;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

9. Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as AMR and Lighthouse plan to bear equally the costs, fees and expenses incurred by the Fund in connection with obtaining shareholder approval of the New Agreement, the fees and expenses of accountants and attorneys relating to the Transaction and obtaining shareholder approval of the New Agreement, the fees and expenses incurred by the Fund in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction;

10. The Fund may realize benefits as a result of the Transaction, including long-term economies of scale;

11. The potential for increased costs to the Beacon Trust in order to satisfy existing obligations under the current Trustees' retirement plan; and

12. The advisory relationship with each subadvisor would continue in the same manner as before the Transaction and that each New Investment Advisory Agreement would be substantially the same as each Current Investment Advisory Agreement.

          Provided below is an overview of the other primary factors the Board considered at its May 21, May 22 and June 4, 2008 meetings. The Board did not identify any particular information that was most relevant to its consideration to renew the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Non-interested Trustees provided the Board with memoranda regarding its responsibilities pertaining to the renewal of the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements. Based on its evaluation, the Board unanimously concluded that the terms of each Current Agreement and Current Investment Advisory Agreement were reasonable and fair and that the renewal of each Current Agreement and Current Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also unanimously concluded that the terms of the New Agreement and New Investment Advisory Agreements were reasonable and fair and that the approval of the New Agreement and New Investment Advisory Contracts was in the best interests of the Fund and its shareholders.

          In determining whether to renew the Current Agreement and the Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, the Trustees considered the best interests of the Fund. While the Current Agreement and Current Investment Advisory Agreements for the Fund was considered at the Board meetings on May 21, 2008, and the New Agreement and New Investment Advisory Agreement for the Fund was considered at the meetings on May 21, May 22 and June 4, 2008, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and each subadvisor for the Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and Lighthouse regarding certain key aspects of the materials submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of the Fund's Current Agreement and the approval of the Fund's New Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Fund's product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Fund; the addition of personnel to manage the Fund, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

high rankings received by the Fund in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors.

          With respect to the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Fund, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund and, thus, determined to renew the Current Agreement and Current Investment Advisory Agreements, and approve each New Agreement and New Investment Advisory Agreements for the Fund.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding the Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors.

          In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors:
(1) the Large Cap Value Fund outperformed the peer universe median for the three-, five-, and ten-year periods ended March 31, 2008 and (2) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median.

          In considering the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Global Investment Management, LLC ("Brandywine"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis") and Metropolitan West Capital Management, LLC ("MetWest"), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the five- and ten-year periods ended March 31, 2008 but underperformed for the one- and three- year periods;
(2) Brandywine outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2008; (3) Hotchkis outperformed the peer universe median for the five- and ten-year periods ended March 31, 2008 but underperformed for the one- and three- year periods; (4) MetWest outperformed the peer universe median for the one-; three- and five-year periods ended March 31, 2008; (5) each of the Fund's subadvisors has informed the Manager that it uses Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of the subadvisor's clients, and Hotchkis has further informed the Manager that it uses Fund commissions to obtain third-party research, but there is little or no impact to the Fund; and (6) the Manager's recommendation to continue to retain each subadvisor.

          Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Current and New Agreements for the Beacon Trust stipulate that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a Feeder Fund), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Fund, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

          The Board also noted that the Manager proposed to continue any expense waivers and reimbursements for the Fund and classes that were in place during the last fiscal year. The Board further considered that the Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

Manager for providing administrative services to the Fund and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of the Fund. The Board also noted that certain classes of the Fund may maintain higher expense ratios in order to compensate third-party distributors.

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees. Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors.

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, many subadvisors have agreed to take into account other assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted that the Fund has grown its shareholder base, which has spread fixed costs over a larger shareholder and asset base.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for the Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

          Benefits Derived from the Relationship with the Fund. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Fund continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Beacon Trust at a relatively low cost. In this regard, the Board considered that the benefit plans of AMR have invested substantial assets in the Fund, which helps reduce costs for other Fund shareholders, just as the investment of other Fund shareholders helps to reduce costs for AMR's benefit plans. In addition, the Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Fund. The Board also considered that the Fund did not pay commissions to any affiliated broker-dealer of the Manager during the most recent fiscal year ended October 31, 2007. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of its relationships with the Fund appears to be fair and reasonable.

          Conclusion. Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, determined that the Large Cap Value Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreements and approved the New Agreement and New Investment Advisory Agreements with respect to the Large Cap Value Fund.

RESULTS FROM SHAREHOLDER MEETING
(UNAUDITED)

          A special meeting of shareholders of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Large Cap Value Fund (the "Fund"), a portfolio of the Trust, approved a new investment management agreement between American Beacon Advisors, Inc. and the Fund. This proposal required a majority of shareholders of the Fund to achieve a quorum; however, a quorum was not present for the Fund and therefore not enough votes in favor of the proposal for shareholder approval for the Fund. The meeting was adjourned to a second special shareholder meeting on August 27, 2008 where a quorum was present, but there were not enough votes in favor of the proposal for shareholder approval. The meeting adjourned for a third special meeting of shareholders on September 9, 2008, where a quorum was present for the Fund and the proposal was approved by shareholders. The following are the results of the shareholder votes for this proposal:

      FOR             AGAINST         ABSTAIN        NON-VOTING
----------------   -------------   -------------   -------------
3,437,073,149.94   53,020,222.65   90,146,785.36   1,505,291,140.29

          A special meeting of the shareholders of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Trust approved the re-election of five of the current Trustees to the Board of the American Beacon Trust and to elect three additional Trustees to the Board. This proposal required a majority of the shareholders of the Trust to vote to achieve a quorum. The following are the results of the election of each Trustee:

Alan D. Feld
Affirmative.................................................   12,634,553,751.62
Withhold....................................................      519,818,259.90

W. Humphrey Bogart
Affirmative.................................................   12,999,746,162.82
Withhold....................................................      154,625,848.70

Brenda A. Cline
Affirmative.................................................   13,009,050,779.42
Withhold....................................................      145,321,232.10

Richard A. Massman
Affirmative.................................................   13,004,756,096.42
Withhold....................................................      149,615,915.10

R. Gerald Turner
Affirmative.................................................   13,004,259,224.92
Withhold....................................................      150,112,786.60

Thomas M. Dunning
Affirmative.................................................   13,003,350,236.48
Withhold....................................................      151,021,775.04

Eugene J. Duffy
Affirmative.................................................   12,985,296,316.39
Withhold....................................................      169,075,695.13

Paul J. Zucconi
Affirmative.................................................   12,985,296,316.39
Withhold....................................................      169,075,695.13

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                             OF TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, AGE AND ADDRESS        WITH THE TRUST                        AND CURRENT DIRECTORSHIPS
------------------------   -------------------   --------------------------------------------------------------
INTERESTED TRUSTEES

                                  Term
                           Lifetime of Trust
                             until removal,
                             resignation or
                               retirement*

Alan D. Feld** (71)         Trustee since 1996   Sole Shareholder of a professional corporation which is a
                                                 Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld,
                                                 LLP (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties (1994-2006);
                                                 Member, Board of Trustees, Southern Methodist University ;
                                                 Member, Board of Visitors, M.D. Anderson Hospital; Board of
                                                 Visitors, Zale/Lipshy Hospital.

NON-INTERESTED TRUSTEES
                                  Term
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

W. Humphrey Bogart (64)     Trustee since 2004   Board Member, Baylor University Medical Center Foundation
                                                 (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica
                                                 Trust Company, NA (1996-1997); President and CEO, Fidelity
                                                 Investments Southwest Company (1983-1995); Senior Vice
                                                 President of Regional Centers, Fidelity Investments
                                                 (1988-1995).

Brenda A. Cline (47)        Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer
                                                 and Secretary, Kimbell Art Foundation (1993-Present); Trustee,
                                                 Texas Christian University (1998-Present); Trustee, W.I. Cook
                                                 Foundation, Inc. (d/b/a Cook Children's Health Foundation)
                                                 (2001-2006); Director, Christian Church Foundation
                                                 (1999-2007).

Eugene J. Duffy (54)        Trustee since 2008   Principal and Executive Vice President, Paradigm Asset
                                                 Management (1994-Present); Director, Sunrise Bank of Atlanta
                                                 (2008-Present); Chairman, Special Contributions Fund Board of
                                                 Trustees, National Association for the Advancement of Colored
                                                 People (2007-Present); Trustee, National Association for the
                                                 Advancement of Colored People (2000-Present); Board of
                                                 Visitors, Emory University (2006-Present); Trustee, Atlanta
                                                 Botanical Garden (2006-Present); Board Member, Willie L. Brown
                                                 Jr. Institute on Politics and Public Service (2001-Present);
                                                 Chair, National Association of Securities Professionals
                                                 (2000-2002); Deputy Chief Administrative Officer, City of
                                                 Atlanta (1985-1990).

Thomas M. Dunning (65)      Trustee since 2008   Consultant, (2008-Present); Chairman (2003-2008) and Chief
                                                 Executive Officer (2003-2007), Lockton Dunning Benefits
                                                 (consulting firm in employee benefits); Director, Oncor
                                                 Electric Delivery Company LLC; Advisory Director, Comerica
                                                 Texas; Immediate Past Chairman and Board Member, Dallas
                                                 Citizens Council; Director, Baylor Health Care System
                                                 Foundation; State Vice Chair, State Fair of Texas; Board
                                                 Member, Southwestern Medical Foundation.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
------------------------   -------------------   --------------------------------------------------------------
Richard A. Massman (65)     Trustee since 2004   Senior Vice President and General Counsel, Hunt Consolidated,
                           Chairman since 2008   Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and
                                                 venture capital activities) (1994-Present). Chairman
                                                 (2007-Present) and Director (2005-Present), The Dallas Opera
                                                 Foundation; Chairman (2006-Present) and Director
                                                 (2005-Present), Temple Emanu-El Foundation; Trustee,
                                                 Presbyterian Hospital Foundation (2006-Present).

R. Gerald Turner (62)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-2007); Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Co-Chair, Knight Commission on Intercollegiate Athletics.

Paul J. Zucconi, CPA (67)   Trustee since 2008   Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director,
                                                 Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark
                                                 Corporation (life and health insurance products)
                                                 (2002-present); Director, National Kidney Foundation of North
                                                 Texas (2003-Present); Director, Dallas Chapter of National
                                                 Association of Corporate Directors (2004-Present); Partner,
                                                 KPMG (1976-2001).


                                 Term
OFFICERS                       One Year

William F. Quinn** (60)       President from     Chairman (2006-Present) and CEO (2006-2007), President
                               1987 to 2007      (1986-2006) and Director (2003-Present), American Beacon
                           and 2008 to Present   Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989,
                              Executive Vice     2003-Present), American Airlines Federal Credit Union;
                              President from     Director, Crescent Real Estate Equities, Inc.(1994-2007);
                               2007 to 2008      Director, Pritchard, Hubble & Herr, LLC (investment advisor)
                               Trustee from      (2001-2006); Director of Investment Committee, Southern
                               1987 to 2008      Methodist University Endowment Fund (1996-Present); Member,
                                                 Southern Methodist University Cox School of Business Advisory
                                                 Board (1999-2002); Member, New York Stock Exchange Pension
                                                 Manager Committee (1997-1998, 2000-2002, 2006-Present);
                                                 Chairman (2007-Present) and Vice Chairman (2004-2007),
                                                 Committee for the Investment of Employee Benefits; Director,
                                                 United Way of Metropolitan Tarrant County (1988-2000,
                                                 2004-Present); Trustee, American Beacon Mileage Funds
                                                 (1995-2008); Trustee, American Beacon Select Funds
                                                 (1999-2008); Trustee, American Beacon Master Trust
                                                 (1995-2008).

Rosemary K. Behan (49)      VP, Secretary and    Vice President, Legal and Compliance, American Beacon
                               Chief Legal       Advisors, Inc. (2006-Present); Assistant General Counsel,
                            Officer since 2006   First Command Financial Planning, Inc. (2004-2006);
                                                 Enforcement Attorney (2002-2004) and Branch Chief (2000-2002),
                                                 Securities and Exchange Commission.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 NAME, AGE AND ADDRESS        WITH THE TRUST                       AND CURRENT DIRECTORSHIPS
------------------------   -------------------   --------------------------------------------------------------
Brian E. Brett (48)           VP since 2004      Vice President, Director of Sales and Marketing, American
                                                 Beacon Advisors, Inc. (2004-Present); Regional Vice President,
                                                 Neuberger Berman, LLC (investment advisor) (1996-2004).

Wyatt Crumpler (42)           VP since 2007      Vice President, Trust Investments, American Beacon Advisors,
                                                 Inc. (2007-Present); Managing Director of Corporate Accounting
                                                 (2004-2007), Director of IT Strategy and Finance (2002-2004),
                                                 American Airlines, Inc.

Michael W. Fields (54)        VP since 1989      Vice President, Fixed Income Investments, American Beacon
                                                 Advisors, Inc. (1988-Present).

Rebecca L. Harris (41)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                  1995           (1995-Present).

Christina E. Sears (37)      Chief Compliance    Chief  Compliance Officer, American Beacon Advisors, Inc.
                            Officer since 2004   (2004-Present); Senior Compliance Analyst, American Beacon
                                 and Asst.       Advisors, Inc. (1998-2004).
                             Secretary since
                                  1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

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                                       35

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                        (AMERICAN BEACAN FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

            (GRAPHIC)                                     (GRAPHIC)

            BY E-MAIL:                                 ON THE INTERNET:

                                                        Visit our
american_beacon.funds@ambeacon.com      website at www.americanbeaconfunds.com

            (GRAPHIC)                                     (GRAPHIC)

          BY TELEPHONE:                                    BY MAIL:
       Institutional Class                          American Beacon Funds
       Call (800) 658-5811                             P.O. Box 219643
           AMR Class(SM)                          Kansas City, MO 64121-9643
       Call (800) 345-2345
PlanAhead Class(R) and Service Class
       Call (800) 388-3344

 AVAILABILITY OF QUARTERLY PORTFOLIO       AVAILABILITY OF PROXY VOTING POLICY
              SCHEDULES                                AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty
days after the end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN          TRANSFER AGENT     INDEPENDENT           DISTRIBUTOR
STATE STREET       BOSTON FINANCIAL   REGISTERED PUBLIC     FORESIDE FUND
BANK AND TRUST     DATA SERVICES      ACCOUNTING FIRM       SERVICES
Boston,            Kansas City,       ERNST & YOUNG LLP     Portland, Maine
Massachusetts      Missouri           Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 10/08
                                                                           64672

                         GUIDANCE | VISION | EXPERIENCE

                        (AMERICAN BEACON FUNDS(SM) LOGO)

                                  ANNUAL REPORT

                                    (GRAPHIC)

October 31, 2008

SMALL CAP VALUE FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
Market and Performance Overview....................................            2
Schedule of Investments............................................           74
Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds                                           October 31, 2008

(PHOTO OF WILLIAM F. QUINN)

FELLOW SHAREHOLDERS,

          Enclosed is the American Beacon Small Cap Value Fund Annual Report for the twelve months ended October 31, 2008.

          During the past twelve months, we experienced unprecedented market turmoil in all asset classes. Initially, the sub-prime mortgage crisis and rising oil and food prices contributed to an economic slowdown that culminated in a market-wide credit crisis and squeeze in liquidity. The situation reached once-in-a-lifetime crisis proportions in mid-September with the bankruptcy of Lehman Brothers, the resulting losses incurred by investors in money market funds, and the unprecedented government intervention in the financial system. From September 15th to October 31st, the Dow Jones Industrial Average declined almost 20% on the threat of a global recession.

          The American Beacon Small Cap Value Fund - Institutional Class reported a return of -34.84% for the one-year period ended October 31, 2008. The S&P 500 and Dow Jones Industrial Average indices reported negative returns of -36.10% and -31.13%, respectively, for this period.

          During these times, it is important to remember that the American Beacon Small Cap Value Fund's investment strategy is based on long-term investing. Short-term pain can lead to long-term gains as we saw when the positive performance by our value-oriented Funds followed the burst of the technology bubble earlier this decade. We believe the Fund's fundamental value investment philosophy and lower than average expense ratio will continue to serve it well over the longer term.

          Please review the enclosed market overview, portfolio listings, and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ William F. Quinn

                                        William F. Quinn
                                        President
                                        American Beacon Funds

DOMESTIC EQUITY MARKET OVERVIEW
OCTOBER 31, 2008 (UNAUDITED)

          The financial crisis that began in August 2007 accelerated into uncharted territory in 2008, punctuated by the sharp decline in equity prices in October. Earlier concerns about rising prices for oil, food and commodities were brushed aside as the credit crisis evolved into a full-blown liquidity crisis. In early 2008, monetary policymakers were very aggressive, ultimately cutting the Fed Funds rate to 1% as deflation concerns began to displace talk of inflation. The Federal Reserve ("Fed") was innovative in contending with the financial crisis by developing (or resurrecting) policy initiatives and lending facilities in attempts to target liquidity without further pressuring the dollar or adding to worries regarding inflation. Nevertheless, in the spring of 2008, market interest rates had once again begun to move against the Fed, this time upward, as global investors anticipated a pause in, if not a completion of, the Fed's easing campaign.

          Market volatility prevailed in the second and third calendar quarters of 2008. Only a few months back, investors were worried about rising inflation and the potential for higher interest rates; however, events during the past few months changed those discussions. The government takeovers of Fannie Mae and Freddie Mac, the Lehman Brothers bankruptcy, the near demise of insurance giant American International Group (AIG), government-arranged bank mergers and bank failures turned the conversations to de-leveraging, deflation and declining rates. Signs of a recession accelerated as third quarter 2008 Gross Domestic Product contracted despite the massive policy response. Oil prices fell rapidly from a high of approximately $145 per barrel during the twelve-month period to close below $70 per barrel on October 31, 2008, while housing prices saw no signs of a bottom. Worries of global recession were also pervasive throughout commodities markets as major indices sold off considerably while the dollar gained against most currencies. All of this occurred in the midst of a presidential election with its attendant uncertainties. Investors took note, driving prices substantially lower in every major equity market over the past twelve months.

          In spite of these events, there are many long-term positives in the U.S. economy. The biggest one is the flexibility of our system and its ability to adapt: both policymakers and market participants reacted quickly (and sometimes overreacted) to changing circumstances. Other factors such as the existence of insurance safety nets, a still relatively low (though rising) unemployment rate, technology-driven productivity gains, solid balance sheets for non-financial companies and improving global competitiveness all factor into a potentially positive long-term outlook. Consequently, while households and financial firms have limited borrowing capacity and have received most of the media attention, non-financial companies are not overburdened by debt and are in a better position than in past cycles to manage their businesses in a slowing economy. While the actions taken should help to stem the current crisis, obstacles remain. However, with the full attention of world central banks, governments and regulators, fundamentals have the opportunity to prevail as financial markets make their way through the current uncertainty.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

          The Institutional Class of the Small Cap Value Fund returned -34.84% for the twelve months ended October 31, 2008, trailing the Russell 2000(R) Value Index (the "Index") return of -30.54% and the Lipper Small-Cap Value Funds Index return of -34.03% for the same period.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/08

*    Inception of Fund

                              (PERFORMANCE GRAPH)

                                                ANNUALIZED TOTAL RETURNS
                                                 PERIODS ENDED 10/31/08
                                        ----------------------------------------
                                                                       VALUE OF
                                                                       $10,000
                                                             SINCE     12/31/98-
                                        1 YEAR   5 YEARS   INCEPTION    10/31/08
                                        ------   -------   ---------   ---------
Institutional Class(1, 5)............   -34.84%   1.61%      7.55%      $19,284
PlanAhead Class(1, 2, 5).............   -35.04%   1.36%      7.28%       18,859
Service Class(1, 3, 5)...............   -35.19%   1.09%      7.12%       18,622
AMR Class(1, 2, 5)...................   -34.71%   1.87%      7.84%       19,736
Lipper Small-Cap
   Value Funds Index(4)..............   -34.03%   2.28%      6.56%       17,437
Russell 2000 Value
   Index(4)..........................   -30.54%   3.05%      6.90%       18,882

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

(3.) Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98. A portion of the fees charged to the Service Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.

(4.) Russell 2000 Value Index is a registered trademark of Frank Russell
     Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

(5.) The total annual Fund operating expense ratio set forth in the most recent
     Fund prospectus for the Institutional, PlanAhead, Service and AMR Class shares was 0.81%, 1.06%, 1.32% and 0.55%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          The Fund underperformed the Index through both stock selection and sector allocation. Most of the Fund's poor performance in stock selection resulted primarily from its holdings in the Industrials, Financials, Utilities, and Materials sectors. Individual holdings that had the largest impact on performance in the Industrials sector were Crane (down 64.9%), United Rentals (down 70.0%), and Timken (down 51.2%). Conseco (down 88.2%), Protective Life (down 80.1%), and MI Developments (down 63.8%) detracted the most relative value in the Financials sector. In the Utilities sector, Great Plains Energy (down 30.6%), PNM Resources (down 51.8% for the period the Fund owned the security), and Black Hills Power & Light (down 41.0%) were the largest detractors, while Georgia Gulf (down 64.0% for the period the Fund owned the security), Westlake Chemical (down 40.7% for the period the Fund owned the security), and Tronox (down 98.3% for the period the Fund owned the security) hurt performance most in the Materials sector.

          The Fund's overweight in the Consumer Discretionary sector, the second worst performing sector in the Index, and an underweight in the Financials

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
OCTOBER 31, 2008 (UNAUDITED)

sector detracted from the Fund's performance relative to the Index.

          The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund's performance over the longer term.

TOP TEN HOLDINGS

                                                            % OF
                                                         NET ASSETS
                                                         ----------
Hanover Insurance Group, Inc. ........................      1.0%
Regal-Beloit Corp. ...................................      0.9%
Atmos Energy Corp. ...................................      0.9%
Great Plains Energy, Inc. ............................      0.8%
Korn/Ferry International .............................      0.8%
Tidewater, Inc. ......................................      0.8%
Ingram Micro, Inc. ...................................      0.7%
Portland General Electric Co. ........................      0.7%
Citi National Corp. ..................................      0.7%
Odyssey Re Holdings Corp. ............................      0.6%

SECTOR ALLOCATION

                                                           % OF
                                                         EQUITIES
                                                         --------
Financials ...........................................     25.6%
Industrials ..........................................     21.6%
Consumer Discretionary ...............................     13.8%
Information Technology ...............................     12.7%
Utilities ............................................      7.1%
Health Care ..........................................      6.2%
Energy ...............................................      5.8%
Materials ............................................      3.4%
Consumer Staples .....................................      2.7%
Telecommunication Services ...........................      1.1%

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
FUND EXPENSES
OCTOBER 31, 2008 (UNAUDITED)

FUND EXPENSE EXAMPLE

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2008 through October 31, 2008.

ACTUAL EXPENSE

          The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                          Beginning     Ending     Expenses Paid
                           Account     Account         During
                            Value       Value         Period*
                           5/1/08      10/31/08   5/1/08-10/31/08
                          ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                    $1,000.00   $  712.33        $3.44
Hypothetical              $1,000.00   $1,021.11        $4.06
   (5% return before expenses)

PLANAHEAD CLASS
Actual                    $1,000.00   $  711.29        $4.52
Hypothetical              $1,000.00   $1,019.86        $5.33
   (5% return before expenses)

SERVICE CLASS
Actual                    $1,000.00   $  710.60        $5.55
Hypothetical              $1,000.00   $1,018.65        $6.55
   (5% return before expenses)

AMR CLASS
Actual                    $1,000.00   $  713.14        $2.41
Hypothetical              $1,000.00   $1,022.32        $2.85
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.80%, 1.05%, 1.29% and 0.56% for the Institutional, PlanAhead, Service and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of American Beacon Small Cap Value Fund and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (a portfolio of American Beacon Funds) (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
December 23, 2008

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
COMMON STOCKS - 87.87%
COMMUNICATIONS - 0.56%
MEDIA - 0.56%
   AH Belo Corp. + ...............................         85,440   $       283
   Courier Corp. + ...............................         53,379           929
   Cox Radio, Inc. ## + ..........................        150,000           817
   Hearst-Argyle Television, Inc. + ..............         36,100           541
   Meredith Corp. + ..............................        193,090         3,740
   New York Times Co. + ..........................        313,519         3,135
   Westwood One, Inc. ## .........................      2,022,000           526
                                                                    -----------
TOTAL COMMUNICATIONS                                                      9,971
                                                                    -----------
CONSUMER DISCRETIONARY - 12.11%
AUDIO/VIDEO PRODUCTS - 0.04%
   Harman International Industries, Inc. + .......         38,560           708
                                                                    -----------
AUTO COMPONENTS - 1.04%
   American Axle & Manufacturing Holdings,
      Inc. + .....................................      1,015,600         3,646
   ArvinMeritor, Inc. + ..........................        127,000           752
   ATC Technology Corp. ## .......................         22,200           487
   Autoliv, Inc. ## ..............................         16,000           342
   BorgWarner, Inc. ..............................         21,863           491
   Gentex Corp. + ................................        770,170         7,386
   Lear Corp. ## + ...............................        779,700         1,567
   Modine Manufacturing Co. + ....................         99,950           740
   Superior Industries International, Inc. + .....         59,900           856
   TRW Automotive Holdings Corp. ## ..............        323,600         2,045
                                                                    -----------
                                                                         18,312
                                                                    -----------
DISTRIBUTORS - 0.14%
   WESCO International, Inc. ## ..................        125,300         2,491
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 1.53%
   Ameristar Casinos, Inc. + .....................        654,300         6,026
   CBRL Group, Inc. + ............................         97,911         1,951
   CEC Entertainment, Inc. ## ....................         15,000           385
   Darden Restaurants, Inc. ......................         45,000           998
   Domino's Pizza, Inc. ## + .....................        154,900           922
   Jack in the Box, Inc. ## + ....................        202,000         4,060
   JAKKS Pacific, Inc. ## + ......................        134,300         3,004
   Lodgian, Inc. ## ..............................        492,700         2,513
   Panera Bread Co. ## + .........................         96,760         4,366
   PF Chang's China Bistro, Inc. ## + ............         57,340         1,173
   Speedway Motorsports, Inc. ....................        108,600         1,732
                                                                    -----------
                                                                         27,130
                                                                    -----------

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
HOUSEHOLD DURABLES - 1.27%
   Black & Decker Corp. + ........................         14,300   $       724
   Blyth, Inc. ...................................         52,000           447
   Cavco Industries, Inc. ## + ...................         35,930         1,223
   Ethan Allen Interiors, Inc. + .................        197,990         3,542
   Furniture Brands International, Inc. + ........        190,800         1,086
   Knoll, Inc. ...................................        194,600         2,814
   Lancaster Colony Corp. + ......................         27,597           870
   M.D.C. Holdings, Inc. + .......................        127,320         4,282
   NVR, Inc. ## + ................................          3,720         1,823
   Russ Berrie & Co., Inc. ## ....................         35,800            97
   Ryland Group, Inc. + ..........................        150,280         2,824
   Stanley Works .................................         64,800         2,121
   Universal Electronics, Inc. ## ................         26,202           554
                                                                    -----------
                                                                         22,407
                                                                    -----------
INTERNET & CATALOG RETAIL - 0.31%
   Insight Enterprises, Inc. ## ..................        258,400         2,514
   NutriSystem, Inc. + ...........................         34,300           486
   School Specialty, Inc. ## + ...................         34,300           720
   Systemax, Inc. + ..............................        128,400         1,818
                                                                    -----------
                                                                          5,538
                                                                    -----------
LEISURE EQUIPMENT & PRODUCTS - 0.30%
   Brunswick Corp. + .............................        350,624         1,217
   Polaris Industries, Inc. + ....................         42,600         1,434
   Scholastic Corp. + ............................        147,300         2,735
                                                                    -----------
                                                                          5,386
                                                                    -----------
MULTILINE RETAIL - 0.28%
   BJ's Wholesale Club, Inc. ## + ................        141,080         4,966
                                                                    -----------
SPECIALTY RETAIL - 5.59%
   Aaron Rents, Inc. + ...........................        156,100         3,870
   American Greetings Corp. + ....................         95,300         1,113
   AnnTaylor Stores Corp. ## .....................        158,390         1,991
   Asbury Automotive Group, Inc. + ...............        119,320           388
   AutoNation, Inc. ## + .........................        393,300         2,702
   Bebe Stores, Inc. + ...........................        160,180         1,419
   Cabela's, Inc. ## + ...........................        571,700         4,545
   Charming Shoppes, Inc. ## + ...................        167,200           184
   Childrens Place Retail Stores, Inc. ## + ......         66,070         2,209
   Conn's, Inc. ## + .............................         27,800           377
   Dick's Sporting Goods, Inc. ## + ..............        179,661         2,752
   Dress Barn, Inc. ## + .........................        250,500         2,395
   Family Dollar Stores, Inc. ....................        392,000        10,549
   Finish Line, Inc., Class A Shares .............          4,555            43
   Foot Locker, Inc. .............................        712,270        10,413
   Group 1 Automotive, Inc. + ....................        307,100         3,086

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Gymboree Corp. ## .............................        165,700   $     4,285
   Hibbett Sports, Inc. ## + .....................         43,840           781
   Interline Brands, Inc. ## .....................         16,600           177
   J Crew Group, Inc. ## .........................         69,800         1,413
   Jos. A. Bank Clothiers, Inc. ## + .............        137,980         3,514
   Lululemon Athletica, Inc. ## ..................         20,650           293
   MarineMax, Inc. ## + ..........................        303,400           704
   Men's Wearhouse, Inc. + .......................        567,800         8,682
   OfficeMax, Inc. ...............................        394,243         3,174
   O'Reilly Automotive, Inc. ## ..................         54,160         1,468
   Penske Auto Group, Inc. + .....................        320,300         2,623
   RadioShack Corp. ..............................        232,700         2,946
   Regis Corp. ...................................         88,010         1,089
   Rent-A-Center, Inc. ## ........................        541,350         7,904
   Sonic Automotive, Inc., A Shares + ............        491,930         2,524
   Stage Stores, Inc. + ..........................        132,420         1,021
   Tractor Supply Co. ## + .......................         82,520         3,429
   Williams-Sonoma, Inc. + .......................        258,984         2,144
   Zale Corp. ## + ...............................        152,600         2,603
                                                                    -----------
                                                                         98,810
                                                                    -----------
TEXTILES & APPAREL - 1.61%
   Brown Shoe Company, Inc. + ....................        138,200         1,457
   Columbia Sportswear Co. + .....................         67,256         2,480
   Jones Apparel Group, Inc. + ...................        499,300         5,547
   Kenneth Cole Productions, Inc. + ..............         66,281           880
   K-Swiss, Inc. + ...............................         82,339         1,246
   Phillips-Van Heusen Corp. .....................         97,100         2,380
   Quiksilver, Inc. ## ...........................      1,014,400         2,627
   Skechers U.S.A., Inc. ## ......................        406,650         5,522
   Timberland Co. ## .............................        110,330         1,335
   Warnaco Group, Inc. ## ........................         72,700         2,167
   Wolverine World Wide, Inc. ....................        122,345         2,875
                                                                    -----------
                                                                         28,516
                                                                    -----------
TOTAL CONSUMER DISCRETIONARY                                            214,264
                                                                    -----------
CONSUMER STAPLES - 2.40%
FOOD & DRUG RETAILING - 1.01%
   Casey's General Stores, Inc. + ................        153,173         4,626
   Ingles Markets, Inc. ..........................         55,000         1,026
   Spartan Stores, Inc. + ........................        228,800         6,175
   United Natural Foods, Inc. ## + ...............         50,174         1,121
   Whole Foods Market, Inc. + ....................        215,329         2,309
   Winn-Dixie Stores, Inc. ## + ..................        171,170         2,571
                                                                    -----------
                                                                         17,828
                                                                    -----------
FOOD PRODUCTS - 1.17%
   Cal-Maine Foods, Inc. + .......................         82,800         2,433

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Chiquita Brands International, Inc. ## + ......        178,900   $     2,442
   Del Monte Foods Co. ...........................        837,600         5,285
   Herbalife Ltd. ................................         44,500         1,087
   Lance, Inc. + .................................         54,357         1,125
   Ralcorp Holdings, Inc. ## .....................        112,050         7,584
   Sanderson Farms, Inc. + .......................          2,300            72
   Smithfield Foods, Inc. ## + ...................          4,800            50
   TreeHouse Foods, Inc. ## + ....................         23,400           708
                                                                    -----------
                                                                         20,786
                                                                    -----------
TOBACCO - 0.22%
   Universal Corp. + .............................         97,500         3,860
                                                                    -----------
TOTAL CONSUMER STAPLES                                                   42,474
                                                                    -----------
ENERGY - 5.05%
ENERGY EQUIPMENT & SERVICES - 2.88%
   Basic Energy Services, Inc. ## ................        112,600         1,540
   CARBO Ceramics, Inc. + ........................         42,056         1,820
   Complete Production Services, Inc. ## .........        284,800         3,529
   Dril-Quip, Inc. ## ............................         74,050         1,829
   Grey Wolf, Inc. + .............................        265,544         1,705
   Gulf Island Fabrication, Inc. .................         23,200           457
   Gulfmark Offshore, Inc. ## ....................        112,100         4,148
   Helmerich & Payne, Inc. .......................         36,800         1,263
   Key Energy Services, Inc. ## ..................        189,730         1,176
   Oil States International, Inc. ## .............        229,500         5,308
   Parker Drilling Co. ## + ......................        215,100         1,101
   Patterson-UTI Energy, Inc. ....................         78,300         1,039
   SEACOR Holdings, Inc. ## ......................         61,500         4,131
   Tidewater, Inc. ...............................        311,570        13,588
   Unit Corp. ## .................................        222,275         8,344
                                                                    -----------
                                                                         50,978
                                                                    -----------
OIL & GAS - 2.17%
   Arena Resources, Inc. ## ......................         66,650         2,032
   Cabot Oil & Gas Corp. .........................         65,232         1,831
   Callon Petroleum Co. ## .......................        163,050         1,683
   Cimarex Energy Co. ............................         27,000         1,092
   CNX Gas Corp. ## + ............................         61,005         1,543
   Encore Acquisition Co. ## .....................         93,500         2,913
   EXCO Resources, Inc. ## + .....................        430,400         3,955
   Holly Corp. + .................................        170,650         3,350
   Mariner Energy, Inc. ## .......................         56,300           810
   Parallel Petroleum Corp. ## ...................        415,800         1,667
   Penn Virginia Corp. ...........................         55,120         2,049
   Pioneer Drilling Co. ## .......................         69,700           540
   St. Mary Land & Exploration Co. ...............        175,471         4,367
   Stone Energy Corp. ## .........................        105,900         3,213

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Swift Energy Co. ## + .........................        200,250   $     6,424
   W&T Offshore, Inc. ............................         43,100           826
                                                                    -----------
                                                                         38,295
                                                                    -----------
TOTAL ENERGY                                                             89,273
                                                                    -----------
FINANCIALS - 22.44%
BANKS - 8.56%
   1st Source Corp. ..............................         18,000           386
   Associated Banc-Corp + ........................        273,100         6,025
   BancorpSouth, Inc. + ..........................        261,560         6,348
   BOK Financial Corp. ## ........................         10,155           486
   Cathay General Bancorp ........................         49,400         1,209
   Chemical Financial Corp. + ....................         25,531           671
   City National Corp. + .........................        215,433        11,532
   Colonial BancGroup, Inc. + ....................        237,441           964
   Commerce Bancshares, Inc. .....................         58,040         2,744
   Community Trust Bancorp, Inc. .................          7,300           244
   Cullen/Frost Bankers, Inc. ....................        135,948         7,609
   F.N.B. Corp. + ................................        127,100         1,665
   First Horizon National Corp. + ................        651,709         7,762
   First Midwest Bancorp, Inc. + .................        140,700         3,125
   First Niagara Financial Group, Inc. ...........        367,400         5,794
   FirstMerit Corp. + ............................        281,420         6,563
   Flushing Financial Corp. + ....................         80,910         1,258
   Frontier Financial Corp. + ....................         29,000           193
   Fulton Financial Corp. + ......................        464,523         4,877
   Home Federal Bancorp Inc. .....................        189,700         2,199
   Huntington Bancshares, Inc. + .................         90,267           853
   IBERIABANK Corp. + ............................         24,500         1,248
   International Bancshares Corp. ................        144,654         3,757
   Intervest Bancshares Corp. ....................         60,460           362
   MB Financial, Inc. + ..........................         53,900         1,601
   National Penn Bancshares, Inc. + ..............        319,325         5,409
   NewAlliance Bancshares, Inc. + ................        584,388         8,065
   Old National Bancorp + ........................        130,777         2,477
   Pacific Capital Bancorp NA + ..................        257,302         5,053
   Park National Corp. + .........................         20,600         1,499
   Popular, Inc. + ...............................        280,600         2,133
   Prosperity Bancshares, Inc. + .................        111,100         3,690
   Provident Financial Services, Inc. ............        241,900         3,546
   Southwest Bancorp, Inc. .......................         86,070         1,246
   Sterling Bancshares, Inc. .....................        168,450         1,341
   Susquehanna Bancshares, Inc. + ................        278,400         4,312
   Synovus Financial Corp. + .....................         87,832           907
   Umpqua Holdings Corp. + .......................         50,500           859
   United Bankshares, Inc. + .....................         64,571         2,060
   Washington Federal, Inc. + ....................        516,754         9,105

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Washington Trust Bancorp, Inc. + ..............         32,410   $       691
   Webster Financial Corp. + .....................        396,500         7,351
   WesBanco, Inc. + ..............................        101,000         2,745
   Whitney Holding Corp. + .......................        462,795         8,793
   Wintrust Financial Corp. + ....................         28,500           730
                                                                    -----------
                                                                        151,487
                                                                    -----------
DIVERSIFIED FINANCIALS - 2.64%
   Cash America International, Inc. ..............         93,038         3,291
   Credit Acceptance Corp. ## + ..................         65,400         1,003
   Ezcorp, Inc. ## ...............................        331,850         5,257
   Financial Federal Corp. + .....................        210,340         4,869
   First Cash Financial Services, Inc. ## + ......        196,100         3,014
   Investment Technology Group, Inc. ## ..........        396,945         8,102
   Jefferies Group, Inc. + .......................        349,790         5,537
   Knight Capital Group, Inc. ## .................        186,650         2,699
   Lazard Ltd. ## ................................         61,232         1,847
   Nelnet, Inc. + ................................         94,400         1,381
   Piper Jaffray Co. ## + ........................        115,263         4,547
   Raymond James Financial, Inc. + ...............         56,380         1,313
   World Acceptance Corp. ## + ...................        204,100         3,772
                                                                    -----------
                                                                         46,632
                                                                    -----------
INSURANCE - 8.95%
   Allied World Assurance Co. Holdings Ltd. ......         27,200           872
   Ambac Financial Group, Inc. + .................        216,633           581
   American Equity Investment Life Holding
      Co. + ......................................        215,000           972
   American Financial Group, Inc. ................        195,800         4,451
   American National Insurance Co. ...............         10,900           744
   AmTrust Financial Services, Inc. ..............         42,600           418
   Argo Group International Holdings
      Ltd. ## + ..................................        115,457         3,683
   Aspen Insurance Holdings Ltd. .................        445,370        10,226
   Assured Guaranty Ltd. + .......................         47,000           528
   CNA Surety Corp. ## ...........................        166,200         2,302
   Conseco, Inc. ## + ............................        119,400           222
   Delphi Financial Group, Inc. ..................        336,700         5,303
   Employers Holdings, Inc. ......................        391,700         4,998
   Endurance Specialty Holdings Ltd. .............         42,900         1,297
   FBL Financial Group, Inc. + ...................         73,508         1,284
   Fidelity National Financial, Inc. .............        265,963         2,396
   First American Corp. + ........................        136,110         2,778
   Hanover Insurance Group, Inc. .................        439,620        17,255
   Harleysville Group, Inc. ......................        121,104         3,825
   HCC Insurance Holdings, Inc. ..................        228,570         5,042
   Horace Mann Educators Corp. ...................         58,200           463
   Infinity Property and Casualty Corp. ..........         65,798         2,620
   IPC Holdings Ltd. + ...........................         40,400         1,115
   Max Capital Group Ltd. ........................         39,800           635

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   MBIA, Inc. + ..................................         38,174   $       375
   Mercury General Corp. + .......................        135,100         6,940
   Montpelier Re Holdings Ltd. + .................         69,000           987
   National Western Life Insurance Co. ...........          2,200           415
   Navigators Group, Inc. ## .....................        141,300         7,137
   Odyssey Re Holdings Corp. + ...................        276,894        10,921
   Old Republic International Corp. ..............        119,200         1,098
   OneBeacon Insurance Group Ltd. ................         20,000           276
   Phoenix Cos., Inc. + ..........................        326,200         2,111
   Platinum Underwriters Holdings Ltd. ...........         17,400           552
   PMA Capital Corp. ## + ........................         98,600           456
   Presidential Life Corp. .......................        111,300         1,044
   ProAssurance Corp. ## .........................         48,630         2,672
   Protective Life Corp. .........................        219,500         1,833
   Reinsurance Group of America, Inc. + ..........        226,300         8,450
   RLI Corp. + ...................................         41,300         2,370
   Safety Insurance Group, Inc. ..................         61,200         2,325
   Selective Insurance Group, Inc. ...............        189,000         4,489
   StanCorp Financial Group, Inc. ................        315,050        10,737
   State Auto Financial Corp. + ..................         26,800           706
   Stewart Information Services Corp. + ..........        199,900         3,318
   Torchmark Corp. ...............................         89,300         3,730
   Tower Group, Inc. + ...........................         17,000           358
   United America Indemnity Ltd. ## + ............        593,497         7,110
   United Fire & Casualty, Co. ...................         77,400         1,793
   Unitrin, Inc. + ...............................         52,700         1,107
   Zenith National Insurance Corp. ...............         34,200         1,124
                                                                    -----------
                                                                        158,444
                                                                    -----------
REAL ESTATE - 2.29%
   Acadia Realty Trust ...........................         41,480           749
   Alexandria Real Estate Equities, Inc. + .......         19,660         1,367
   BioMed Realty Trust, Inc. .....................        315,870         4,438
   CapLease, Inc. + ..............................        912,900         6,162
   Care Investment Trust, Inc. + .................         30,644           343
   Cohen & Steers, Inc. + ........................        102,778         1,867
   Corrections Corp. of America ## ...............         86,820         1,659
   DiamondRock Hospitality Co. ...................        432,450         2,240
   Entertainment Properties Trust + ..............         63,150         2,365
   Health Care Real Estate Investment Trust,
      Inc. .......................................         45,940         2,045
   Hilltop Holdings, Inc. ## .....................         16,700           157
   Jones Lang LaSalle, Inc. + ....................         12,110           399
   LaSalle Hotel Properties + ....................        219,160         3,086
   Lexington Realty Trust + ......................        287,300         2,307
   MI Developments, Inc. .........................        425,100         4,821
   Mission West Properties, Inc. + ...............        113,800           985
   Redwood Trust, Inc. + .........................         99,655         1,519

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Urstadt Biddle Properties, Inc. ...............         18,890   $       309
   U-Store-It Trust + ............................        546,200         3,747
                                                                    -----------
                                                                         40,565
                                                                    -----------
TOTAL FINANCIALS                                                        397,128
                                                                    -----------
HEALTH CARE - 5.45%
BIOTECHNOLOGY - 0.21%
   Charles River Laboratories International,
      Inc. ## ....................................         17,928           642
   Invitrogen Corp. ## + .........................         41,870         1,206
   Viropharma, Inc. ## + .........................        152,600         1,914
                                                                    -----------
                                                                          3,762
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.57%
   Advanced Medical Optics, Inc. ## + ............        410,200         2,531
   Bio-Rad Laboratories, Inc. ## .................          9,780           835
   Hillenbrand, Inc. .............................         51,677           982
   Hill-Rom Holdings, Inc. + .....................         38,070           866
   IMS Health, Inc. ..............................         87,800         1,259
   Invacare Corp. + ..............................        111,800         2,034
   Kensey Nash Corp. ## + ........................         63,740         1,618
                                                                    -----------
                                                                         10,125
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES - 3.35%
   Air Methods Corp. ## + ........................         89,500         1,502
   AMERIGROUP Corp. ## + .........................        330,350         8,259
   Healthspring, Inc. ## .........................        628,460        10,382
   LifePoint Hospitals, Inc. ## + ................        359,900         8,627
   Lincare Holdings, Inc. ## + ...................        240,000         6,324
   Magellan Health Services, Inc. ## .............        113,410         4,189
   MAXIMUS, Inc. .................................        309,625         9,889
   Odyssey HealthCare, Inc. ## + .................        197,900         1,898
   Pediatrix Medical Group, Inc. ## ..............        101,230         3,913
   Res-Care, Inc. ## .............................        275,350         4,243
                                                                    -----------
                                                                         59,226
                                                                    -----------
PHARMACEUTICALS - 1.32%
   King Pharmaceuticals, Inc. ## .................        775,600         6,817
   KV Pharmaceutical Co. ## + ....................        210,820         3,584
   Medicis Pharmaceutical Corp. + ................        145,380         2,075
   NBTY, Inc. ## .................................        386,750         9,038
   Sepracor, Inc. ## .............................        131,375         1,750
                                                                    -----------
                                                                         23,264
                                                                    -----------
TOTAL HEALTH CARE                                                        96,377
                                                                    -----------
INDUSTRIALS - 19.01%
AEROSPACE & DEFENSE - 1.49%
   BE Aerospace, Inc. ## .........................        274,940         3,538
   Ceradyne, Inc. ## .............................        129,270         3,038

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Curtiss-Wright Corp. + ........................        163,470   $     6,032
   Esterline Technologies Corp. ## ...............         83,280         3,002
   Moog, Inc. ## .................................         77,520         2,723
   Spirit Aerosystems Holdings, Inc. ## ..........         22,070           358
   Triumph Group, Inc. + .........................        122,290         5,364
   World Fuel Services Corp. .....................        106,700         2,287
                                                                    -----------
                                                                         26,342
                                                                    -----------
BUILDING PRODUCTS - 1.81%
   Apogee Enterprises, Inc. + ....................        291,900         2,878
   Armstrong World Industries, Inc. ..............        135,700         2,664
   Crane Co. .....................................        244,450         4,002
   Drew Industries, Inc. ## + ....................        121,680         1,472
   Insituform Technologies, Inc. ## + ............        384,000         5,157
   Lennox International, Inc. ....................        228,400         6,811
   NCI Building Systems, Inc. ## + ...............         74,300         1,383
   Simpson Manufacturing Co., Inc. + .............        251,000         5,783
   Universal Forest Products, Inc. + .............         82,792         1,958
                                                                    -----------
                                                                         32,108
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 5.06%
   American Ecology Corp. + ......................         47,400           831
   Bowne & Co., Inc. .............................         29,600           231
   Brink's Co. ...................................         84,190         4,082
   Casella Waste Systems, Inc. ## ................        207,990         1,048
   Clean Harbors, Inc. ## ........................         68,618         4,499
   Consolidated Graphics, Inc. ## ................         83,000         1,080
   Convergys Corp. ## ............................        223,500         1,719
   Con-way, Inc. + ...............................        199,400         6,788
   Corinthian Colleges, Inc. ## + ................         74,700         1,067
   CSG Systems International, Inc. ## ............        112,500         1,871
   Dollar Financial Corp. ## + ...................         17,000           198
   Ennis, Inc. ...................................         97,000         1,142
   G&K Services, Inc. ............................         38,820           877
   Headwaters, Inc. ## + .........................        179,600         1,904
   Heidrick & Struggles International, Inc. + ....        126,200         3,045
   Herman Miller, Inc. + .........................        215,800         4,748
   Hewitt Associates, Inc. ## ....................         48,630         1,356
   Hudson Highland Group, Inc. ## ................        510,500         2,675
   Kelly Services, Inc. + ........................        290,300         4,134
   Korn/Ferry International ## ...................      1,003,350        13,936
   McGrath Rentcorp + ............................         68,108         1,549
   PHH Corp. ## + ................................        309,000         2,490
   Pre-Paid Legal Services, Inc. ## + ............         51,770         2,044
   Sotheby's + ...................................        304,400         2,834
   Spherion Corp. ## .............................      1,082,100         3,441
   TAL International Group, Inc. + ...............         70,100         1,161
   Tetra Tech, Inc. ## ...........................         62,024         1,364
   TrueBlue, Inc. ## .............................        166,200         1,384

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   United Stationers, Inc. ## ....................         27,600   $     1,032
   Valassis Communications, Inc. ## + ............      2,001,900         8,888
   Waste Connections, Inc. ## + ..................        178,920         6,056
                                                                    -----------
                                                                         89,474
                                                                    -----------
CONSTRUCTION & ENGINEERING - 1.20%
   EMCOR Group, Inc. ## ..........................        296,400         5,267
   Granite Construction, Inc. + ..................        241,540         8,616
   KBR, Inc. .....................................         27,329           406
   Perini Corp. ## + .............................        277,200         5,272
   Shaw Group, Inc. ## ...........................         95,157         1,702
                                                                    -----------
                                                                         21,263
                                                                    -----------
DIVERSIFIED MANUFACTURING - 0.95%
   Acuity Brands, Inc. + .........................        101,594         3,552
   Andersons, Inc. + .............................         72,800         1,939
   Barnes Group, Inc. + ..........................        167,000         2,423
   Kennametal, Inc. ..............................        421,700         8,948
                                                                    -----------
                                                                         16,862
                                                                    -----------
ELECTRICAL EQUIPMENT - 1.68%
   A.O. Smith Corp. ..............................         90,400         2,852
   Anixter International, Inc. ## + ..............        151,259         5,084
   Belden, Inc. ..................................         57,100         1,190
   Hubbell, Inc. .................................        107,600         3,860
   Regal-Beloit Corp. + ..........................        513,150        16,708
                                                                    -----------
                                                                         29,694
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.60%
   Diebold, Inc. .................................        311,500         9,258
   PerkinElmer, Inc. .............................         76,970         1,381
                                                                    -----------
                                                                         10,639
                                                                    -----------
ENGINEERING/R&D SERVICES - 0.11%
   URS Corp. ## ..................................         65,630         1,929
                                                                    -----------
FREIGHT TRANSPORTATION - 0.11%
   Pacer International, Inc. .....................        152,077         1,717
   TBS International Ltd. ## + ...................         22,200           190
                                                                    -----------
                                                                          1,907
                                                                    -----------
INDUSTRIAL CONGLOMERATES - 0.32%
   Carlisle Cos., Inc. + .........................        247,650         5,758
                                                                    -----------
MACHINERY - 3.65%
   Actuant Corp. .................................         90,800         1,628
   Applied Industrial Technologies, Inc. + .......        376,900         7,610
   Astec Industries, Inc. ## + ...................         44,700         1,136
   Brady Corp. ...................................        148,800         4,613
   Dynamic Materials Corp. + .....................         33,495           636
   Flowserve Corp. ...............................         91,300         5,197
   Gardner Denver, Inc. ## .......................        153,000         3,920

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   Harsco Corp. ..................................        217,900   $     5,158
   Kaydon Corp. + ................................         97,300         3,251
   Miller Industries, Inc. ## ....................        231,100         1,410
   Mueller Industries, Inc. ......................        182,210         4,167
   NACCO Industries, Inc. ........................         26,790         1,650
   Oshkosh Corp. + ...............................        579,700         4,440
   Reliance Steel & Aluminum Co. .................         36,580           916
   RSC Holdings, Inc. ## + .......................        211,700         1,554
   Terex Corp. ## + ..............................        336,500         5,616
   Timken Co. ....................................        479,950         7,621
   Trinity Industries, Inc. + ....................         46,900           792
   Watts Water Technologies, Inc. + ..............        120,800         3,193
                                                                    -----------
                                                                         64,508
                                                                    -----------
MARINE - 0.77%
   Cal Dive International, Inc. ## + .............        134,800         1,147
   Genco Shipping & Trading Ltd. + ...............        171,000         3,565
   Hornbeck Offshore Services, Inc. ## + .........         68,600         1,633
   Kirby Corp. ## + ..............................        105,300         3,614
   Overseas Shipholding Group, Inc. + ............         96,500         3,626
                                                                    -----------
                                                                         13,585
                                                                    -----------
RENTAL AUTO/EQUIPMENT - 0.12%
   United Rentals, Inc. ## + .....................        204,926         2,100
                                                                    -----------
ROAD & RAIL - 1.06%
   Arkansas Best Corp. + .........................         55,600         1,623
   Bristow Group, Inc. ## + ......................         16,400           406
   Celadon Group, Inc. ## ........................         91,440           978
   GATX Corp. ....................................        119,100         3,400
   Heartland Express, Inc. + .....................        379,080         5,815
   Landstar System, Inc. .........................         78,560         3,032
   Werner Enterprises, Inc. + ....................        159,297         3,125
   YRC Worldwide, Inc. ## + ......................         81,160           372
                                                                    -----------
                                                                         18,751
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS - 0.08%
   MSC Industrial Direct Co., Inc. + .............         39,440         1,414
                                                                    -----------
TOTAL INDUSTRIALS                                                       336,334
                                                                    -----------
INFORMATION TECHNOLOGY - 11.15%
COMMUNICATIONS - 0.05%
   ModusLink Global Solutions, Inc. ## ...........        159,100           885
                                                                    -----------
COMMUNICATIONS EQUIPMENT - 0.87%
   Avocent Corp. ## + ............................        131,350         1,973
   Black Box Corp. ...............................         38,600         1,174
   Ciena Corp. ## + ..............................        107,840         1,036
   Comtech Telecommunications Corp. ## + .........         87,480         4,236

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   F5 Networks, Inc. ## + ........................         39,970   $       992
   Harmonic, Inc. ## .............................         89,260           635
   Sonus Networks, Inc. ## + .....................        590,757         1,305
   Sycamore Networks, Inc. ## ....................      1,204,400         4,023
                                                                    -----------
                                                                         15,374
                                                                    -----------
COMPUTERS & PERIPHERALS - 1.24%
   Cray, Inc. ## + ...............................        266,460           837
   Electronics for Imaging, Inc. ## ..............        243,006         2,576
   Imation Corp. + ...............................        168,200         2,072
   Ingram Micro, Inc. ## .........................        976,700        13,019
   Lexmark International, Inc. ## ................         35,100           907
   Mercury Computer Systems, Inc. ## + ...........        355,200         2,550
                                                                    -----------
                                                                         21,961
                                                                    -----------
ELECTRONIC COMPONENTS - 0.54%
   Plexus Corp. ## + .............................        476,100         8,884
   Thomas & Betts Corp. ## .......................         26,210           622
                                                                    -----------
                                                                          9,506
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.18%
   Analogic Corp. ................................         17,750           784
   Arrow Electronics, Inc. ## ....................        113,650         1,983
   AVX Corp. .....................................        150,900         1,361
   Benchmark Electronics, Inc. ## ................        677,550         8,124
   Coherent, Inc. ## .............................         10,000           253
   IKON Office Solutions, Inc. ...................        153,800         2,650
   Littelfuse, Inc. ## + .........................        303,700         5,667
   Methode Electronics, Inc. .....................        792,663         6,016
   MTS Systems Corp. .............................         68,920         2,239
   OSI Systems, Inc. ## ..........................         58,530           673
   Vishay Intertechnology, Inc. ## ...............      2,052,400         8,846
                                                                    -----------
                                                                         38,596
                                                                    -----------
INTERNET SOFTWARE & SERVICES - 0.42%
   Akamai Technologies, Inc. ## + ................         30,540           439
   DealerTrack Holdings, Inc. ## + ...............        113,469         1,218
   Interwoven, Inc. ## ...........................        142,600         1,798
   Netgear, Inc. ## ..............................        106,985         1,182
   NIC, Inc. + ...................................        139,200           748
   United Online, Inc. ...........................        277,880         2,056
                                                                    -----------
                                                                          7,441
                                                                    -----------
IT CONSULTING & SERVICES - 1.54%
   CACI International, Inc. ## ...................        137,000         5,642
   Ciber, Inc. ## ................................         73,500           397
   First Advantage Corp. ## ......................         86,912           950
   ManTech International Corp. ## ................         72,300         3,900
   MPS Group, Inc. ## ............................        399,900         3,115
   Ness Technologies, Inc. ## ....................        222,400         1,643
   Patni Computer Systems Ltd., ADR + ............        355,400         2,061

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   SRA International, Inc. ## ....................        191,670   $     3,542
   SYNNEX Corp. ## + .............................        139,400         2,151
   Tech Data Corp. ## ............................        175,600         3,767
   Unisys Corp. ## ...............................         51,500            78
                                                                    -----------
                                                                         27,246
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.30%
   Amkor Technology, Inc. ## .....................        736,500         2,990
   Applied Micro Circuits Corp. ## ...............         69,200           354
   Brooks Automation, Inc. ## + ..................        991,300         6,791
   Cymer, Inc. ## + ..............................        130,100         3,184
   Entegris, Inc. ## .............................        467,300         1,257
   FEI Co. ## + ..................................        102,770         2,159
   Formfactor, Inc. ## + .........................         63,560         1,107
   Integrated Device Technology, Inc. ## .........        318,500         2,026
   MKS Instruments, Inc. ## ......................        351,790         6,526
   Novellus Systems, Inc. ## .....................         81,840         1,293
   ON Semiconductor Corp. ## + ...................      1,876,000         9,586
   Rudolph Technologies, Inc. ## .................        122,410           410
   Teradyne, Inc. ## .............................        308,270         1,572
   Ultra Clean Holdings ## .......................        136,400           412
   Varian Semiconductor Equipment
      Associates, Inc. ## ........................         55,830         1,095
                                                                    -----------
                                                                         40,762
                                                                    -----------
SOFTWARE - 2.01%
   American Reprographics Co. ## .................         88,400           941
   Aspen Technology, Inc. ## .....................        174,610         1,367
   Cerner Corp. ## + .............................         18,110           674
   EPIQ Systems, Inc. ## + .......................        164,593         2,237
   infoGROUP, Inc. ...............................         16,300            73
   Informatica Corp. ## ..........................         70,330           988
   JDA Software Group, Inc. ## ...................        377,000         5,383
   Lawson Software, Inc. ## ......................        375,800         1,999
   Manhattan Associates, Inc. ## + ...............        245,900         4,134
   Mentor Graphics Corp. ## ......................        746,800         5,481
   Novell, Inc. ## ...............................        655,400         3,054
   Omnicell, Inc. ## + ...........................        159,190         1,748
   Parametric Technology Corp. ## ................        131,013         1,702
   RealNetworks, Inc. ## .........................        574,000         2,457
   Sybase, Inc. ## + .............................         81,251         2,164
   Synopsys, Inc. ## .............................         36,778           672
   THQ, Inc. ## ..................................         59,180           441
                                                                    -----------
                                                                         35,515
                                                                    -----------
TOTAL INFORMATION TECHNOLOGY                                            197,286
                                                                    -----------

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
MATERIALS - 3.02%
CHEMICALS - 1.84%
   Ashland, Inc. .................................        161,200   $     3,641
   Cytec Industries, Inc. ........................         21,000           595
   H.B. Fuller Co. ...............................         25,750           455
   Hercules, Inc. ................................        411,900         6,924
   NewMarket Corp. ## ............................         24,700           931
   Olin Corp. ....................................        267,600         4,860
   PolyOne Corp. ## + ............................      1,813,500         8,614
   RPM International, Inc. .......................        363,600         5,163
   Tronox, Inc. Class A + ........................        167,200            23
   Tronox, Inc. Class B + ........................        230,700            32
   Westlake Chemical Corp. + .....................         77,100         1,405
                                                                    -----------
                                                                         32,643
                                                                    -----------
CONTAINERS & PACKAGING - 0.37%
   Packaging Corp. of America ....................        214,520         3,610
   Sonoco Products Co. ...........................         28,700           723
   Temple-Inland, Inc. + .........................        360,850         2,140
                                                                    -----------
                                                                          6,473
                                                                    -----------
METALS & MINING - 0.63%
   A.M. Castle & Co. .............................         10,600           129
   AMCOL International Corp. + ...................         50,730         1,244
   Foundation Coal Holdings, Inc. ................        180,600         3,749
   Gibraltar Industries, Inc. + ..................         51,500           682
   GrafTech Int'l Ltd. ## ........................        317,700         2,577
   Schnitzer Steel Industries, Inc. + ............         14,800           399
   Worthington Industries, Inc. + ................        189,100         2,283
                                                                    -----------
                                                                         11,063
                                                                    -----------
PAPER & FOREST PRODUCTS - 0.18%
   Glatfelter ....................................        123,340         1,272
   Louisiana-Pacific Corp. + .....................        176,290           846
   Wausau Paper Corp. + ..........................        117,800         1,091
                                                                    -----------
                                                                          3,209
                                                                    -----------
TOTAL MATERIALS                                                          53,388
                                                                    -----------
TELECOMMUNICATION SERVICES - 0.43%
DIVERSIFIED TELECOMMUNICATION - 0.39%
   Cincinnati Bell, Inc. ## ......................      1,137,710         2,719
   Harris Stratex Networks, Inc. ## ..............        117,610           780
   NeuStar, Inc. ## ..............................        172,600         3,400
                                                                    -----------
                                                                          6,899
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.04%
   Telephone and Data Systems, Inc. ..............         27,420           736
                                                                    -----------
TOTAL TELECOMMUNICATION SERVICES                                          7,635
                                                                    -----------

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
UTILITIES - 6.25%
ELECTRIC UTILITIES - 4.19%
   Avista Corp. ..................................        105,200   $     2,089
   Black Hills Corp. .............................        188,670         4,764
   CH Energy Group, Inc. + .......................         47,800         1,971
   El Paso Electric Co. ## .......................        141,960         2,629
   Great Plains Energy, Inc. .....................        728,700        14,166
   Hawaiian Electric Industries, Inc. + ..........        142,310         3,788
   Idacorp, Inc. + ...............................        287,350         7,661
   OGE Energy Corp. ..............................        371,500        10,142
   Pike Electric Corp. ## ........................         60,290           528
   Pinnacle West Capital Corp. ...................        234,100         7,409
   Portland General Electric Co. .................        565,150        11,597
   Westar Energy, Inc. + .........................        377,900         7,365
                                                                    -----------
                                                                         74,109
                                                                    -----------
GAS UTILITIES - 2.06%
   AGL Resources, Inc. ...........................        310,400         9,436
   Atmos Energy Corp. ............................        670,550        16,274
   Energen Corp. ## ..............................         62,922         2,112
   Nicor, Inc. + .................................         42,240         1,952
   Southwest Gas Corp. ...........................         53,100         1,387
   UGI Corp. .....................................         78,990         1,886
   WGL Holdings, Inc. ............................        108,600         3,496
                                                                    -----------
                                                                         36,543
                                                                    -----------
TOTAL UTILITIES                                                         110,652
                                                                    -----------
TOTAL COMMON STOCKS                                                   1,554,782
                                                                    -----------
SHORT TERM INVESTMENTS - 12.02%
   American Beacon Money Market Select Fund ++ ...     93,828,958        93,829
      Columbia Treasury Reserves Fund ............     99,125,305        99,125

                                                          PAR
                                                        AMOUNT
                                                     ------------
U.S. Treasury,
   0.41%, Due 12/11/2008 # .......................   $     19,745        19,731
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS                                            212,685
                                                                    -----------

                                                        SHARES
                                                     ------------
SECURITIES LENDING COLLATERAL - 23.28%
   American Beacon Money Market Select Fund ++ ...     60,443,710        60,444
   Securities Liquidating AB Trust ...............    206,693,614       203,909

                                                        SHARES         VALUE
                                                     ------------   -----------
                                                       (DOLLARS IN THOUSANDS)
   State Street Navigator Securities Lending
   Prime Portfolio ...............................   $147,457,637   $   147,458
                                                                    -----------
TOTAL SECURITIES LENDING COLLATERAL                                     411,811
                                                                    -----------
TOTAL INVESTMENTS 123.17% - (COST $2,720,310)                         2,179,278
LIABILITIES, NET OF OTHER ASSETS - (23.17%)                            (409,970)
                                                                    -----------
TOTAL NET ASSETS - 100.00%                                          $ 1,769,308
                                                                    ===========

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2008

     Percentages are stated as a percent of net assets.

##   Non-income producing security.

+    All or a portion of this security is on loan at October 31, 2008.

++   The Fund is affiliated by having the same investment advisor.

# At October 31, 2008, security pledged as collateral for open futures contracts.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                    UNREALIZED
                               NUMBER OF   EXPIRATION    MARKET    APPRECIATION/
                               CONTRACTS      DATE       VALUE    (DEPRECIATION)
                               ---------   ----------   -------   --------------
Emini Mini Russell .........     1,810      Dec 2008    $97,107      $(33,913)
                                                        =======      ========

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2008 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A) (C) ....   $ 2,025,005
   Investments in affiliated securities, at value (B) ..........       154,273
   Receivable for investments sold .............................        13,629
   Dividends and interest receivable ...........................         1,216
   Receivable for fund shares sold .............................         2,982
   Receivable for variation margin on open futures contracts ...         3,620
   Prepaid expenses ............................................            50
                                                                   -----------
      TOTAL ASSETS .............................................     2,200,775
                                                                   -----------
LIABILITIES:
   Payable for investments purchased ...........................         8,565
   Payable upon return of securities loaned ....................       414,595
   Payable for fund shares redeemed ............................         4,026
   Management and investment advisory fees payable (Note 2) ....         3,293
   Administrative service and service fees payable .............           579
   Other liabilities ...........................................           409
                                                                   -----------
      TOTAL LIABILITIES ........................................       431,467
                                                                   -----------
NET ASSETS .....................................................   $ 1,769,308
                                                                   ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital .............................................     2,601,452
   Undistributed net investment income .........................        23,220
   Accumulated net realized loss ...............................      (280,419)
   Unrealized depreciation of investments, futures contracts,
      and foreign currency .....................................      (574,945)
                                                                   -----------
NET ASSETS .....................................................   $ 1,769,308
                                                                   ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class .........................................    65,946,807
                                                                   ===========
   PlanAhead Class .............................................    57,246,214
                                                                   ===========
   Service Class ...............................................     2,760,048
                                                                   ===========
   AMR Class ...................................................    16,819,409
                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class .........................................   $     12.53
                                                                   ===========
   PlanAhead Class .............................................   $     12.22
                                                                   ===========
   Service Class ...............................................   $     12.13
                                                                   ===========
   AMR Class ...................................................   $     12.48
                                                                   ===========

----------
A Cost of investments in unaffiliated securities ...............   $ 2,566,037
B Cost of investments in affiliated securities .................   $   154,273
C Market value of securities on loan ...........................   $   425,608

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF OPERATIONS
OCTOBER 31, 2008  (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from unaffiliated securities
      (net of foreign taxes)* ..................................   $    45,151
   Dividend income from affiliated securities ..................         3,708
   Interest income .............................................           110
   Income derived from securities lending, net .................         6,182
                                                                   -----------
         TOTAL INVESTMENT INCOME ...............................        55,151
                                                                   -----------
EXPENSES:
   Management and investment advisory fees (Note 2) ............        12,974
   Administrative service fees (Note 2):
      Institutional Class ......................................         2,948
      PlanAhead Class ..........................................         2,619
      Service Class ............................................           138
      AMR Class ................................................            16
   Transfer agent fees:
      Institutional Class ......................................            52
      PlanAhead Class ..........................................            65
      Service Class ............................................             4
      AMR Class ................................................            17
   Custody and fund accounting fees ............................           208
   Professional fees ...........................................            54
   Registration fees and expenses ..............................            60
   Service fees:
      PlanAhead Class (Note 2) .................................         2,565
      Service Class (Note 2) ...................................           135
   Distribution fees - Service Class (Note 2) ..................           135
   Prospectus and shareholder reports ..........................           366
   Other expenses ..............................................           189
                                                                   -----------
         TOTAL EXPENSES ........................................        22,545
                                                                   -----------
NET INVESTMENT INCOME ..........................................        32,606
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments ..............................................      (237,057)
      Commission recapture (Note 1) ............................           298
      Futures contracts ........................................       (29,528)
   Change in net unrealized appreciation or depreciation of:
      Investments ..............................................      (749,725)
      Futures contracts ........................................       (35,608)
                                                                   -----------
         NET LOSS ON INVESTMENTS ...............................    (1,051,620)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $(1,019,014)
                                                                   ===========
   * Foreign taxes .............................................   $        46

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                      Year Ended    Year Ended
                                                                     October 31,   October 31,
                                                                         2008          2007
                                                                     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .........................................   $    32,606   $   29,550
   Net realized gain (loss) on investments, futures contracts, and
      foreign currency transactions ..............................      (266,287)     344,695
   Change in net unrealized depreciation of investments, futures
      contracts, and foreign currency translations ...............      (785,333)    (182,874)
                                                                     -----------   ----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
            OPERATIONS ...........................................    (1,019,014)     191,371
                                                                     -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ........................................       (13,291)     (10,903)
      PlanAhead Class ............................................        (9,332)      (8,142)
      Service Class ..............................................          (298)        (295)
      AMR Class ..................................................        (4,903)      (4,490)
   Net realized gain on investments:
      Institutional Class ........................................      (152,714)     (90,742)
      PlanAhead Class ............................................      (145,952)     (94,401)
      Service Class ..............................................        (7,763)      (5,063)
      AMR Class ..................................................       (43,605)     (28,623)
                                                                     -----------   ----------
         NET DISTRIBUTIONS TO SHAREHOLDERS .......................      (377,858)    (242,659)
                                                                     -----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares .................................       463,771      808,393
   Reinvestment of dividends and distributions ...................       371,165      237,930
   Cost of shares redeemed .......................................      (879,196)    (920,892)
                                                                     -----------   ----------
         NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
            TRANSACTIONS .........................................       (44,260)     125,431
                                                                     -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS ............................    (1,441,132)      74,143
                                                                     -----------   ----------
NET ASSETS:
   Beginning of period ...........................................     3,210,440    3,136,297
                                                                     -----------   ----------
   END OF PERIOD * ...............................................   $ 1,769,308   $3,210,440
                                                                     ===========   ==========
*Includes undistributed net investment income of .................   $    23,220   $   20,863
                                                                     ===========   ==========

                             See accompanying notes

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, (the "Act"), as amended as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), a series of the Trust.

          Effective September 12, 2008, American Beacon Advisors, Inc. (the "Manager") became a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms. Prior to September 12, the Manager was a wholly-owned subsidiary of AMR Corporation ("AMR"),the parent company of American Airlines, Inc. ("American").

     Class Disclosure

          The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:
------                -----------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million

PLANAHEAD CLASS       General public and investors investing through an
                      intermediary

SERVICE CLASS         Investors investing through an intermediary

AMR CLASS             Investors in the tax-exempt retirement and benefit plans
                      of AMR Corporation and its affiliates

          Administrative service fees, service fees and distribution fees vary amongst the classes as described more fully in footnote 2.

          Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

     Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale.

          The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     Futures Contracts

          Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

     Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

     Commission Recapture

          The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund's Statement of Operations.

     Allocation of Income, Expenses, Gains, and Losses

          Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2008

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Recently Issued Accounting Pronouncements

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

          In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. The Manager is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

     Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

     Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to amounts paid by the Manager to sub-advisors hired by the Manager plus, through September 11, 2008, 0.10% of the average daily net assets, and from September 12, 2008, 0.05% of the average daily net assets. Management fees paid during the year ended October 31, 2008 were as follows (dollars in thousands):

                                         AMOUNTS PAID TO         NET AMOUNTS
MANAGEMENT FEE RATE   MANAGEMENT FEE   INVESTMENT ADVISORS   RETAINED BY MANAGER
-------------------   --------------   -------------------   -------------------
    0.30%-0.60%           $12,974            $10,564                $2,410

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
October 31, 2008

          As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2008, securities lending fees paid to the Manager were $991,637.

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager received, through September 11, 2008, an annualized fee of 0.25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund. From September 12, 2008, the Manager received an annualized fee of 0.30% of the average daily net assets of the Institutional, PlanAhead, and Service Classes of the Fund and 0.05% of the average daily net assets of the AMR Class of the Fund.

     Distribution Plans

          The Fund, except for the Service Class of the Fund, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

          A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

     Service Plans

          The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

     Brokerage Commissions

          Affiliated entities of a sub-advisor to the Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $12,095 for the year ended October 31, 2008.

     Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Cash Plus Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Fund and the Affiliated Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Affiliated Funds and receives from each Affiliated Fund an annualized fee up to 0.10% of its average daily net assets. During the year ended October 31, 2008,

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
October 31, 2008

the Manager earned fees from the Affiliated Funds totaling $112,814 on the Fund's direct investment in the Affiliated Funds and $586,901 from the Fund's securities lending collateral invested in the Affiliated Funds.

     Interfund Lending Program

          Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2008, the Fund did not utilize the credit facility.

     Expense Reimbursement Plan

          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2008, there were no waived fees or reimbursed expenses subject to potential recovery.

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Fund adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48"), on November 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows (in thousands):

                               YEAR ENDED    YEAR ENDED
                               OCTOBER 31,   OCTOBER 31,
                                  2008          2007
                               -----------   -----------
DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME*
      Institutional Class ..     $ 37,816      $ 36,981
      PlanAhead Class ......       32,770        35,272
      Service Class ........        1,545         1,750
      AMR Class ............       11,905        12,717
   LONG-TERM CAPITAL GAIN
      Institutional Class...      128,189        64,664
      PlanAhead Class ......      122,514        67,270
      Service Class ........        6,516         3,608
      AMR Class ............       36,603        20,397
                                 --------      --------
TOTAL DISTRIBUTIONS PAID ...     $377,858      $242,659
                                 ========      ========

* For tax purposes, short-term capital gains are considered ordinary income distributions.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
October 31, 2008

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ...   $ 2,772,633
Unrealized appreciation .....................................        66,121
Unrealized depreciation .....................................      (659,476)
                                                                -----------
Net unrealized appreciation/(depreciation) ..................      (593,355)
Undistributed ordinary income ...............................        21,179
Undistributed long-term gain/(loss) .........................      (259,968)
                                                                -----------
Distributable earnings ......................................   $  (832,144)
                                                                ===========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, and dividend reclasses that have been reclassified as of October 31, 2008 (in thousands):

Paid-in-capital ......................................   $    (1)
Undistributed net investment income (loss) ...........    (2,425)
Accumulated net realized gain (loss) .................     2,425
Unrealized appreciation (depreciation) of investments,
   futures contracts and foreign currency ............         1

          At October 31, 2008 the capital loss carry forward position for federal income tax purposes was $259,968 expiring in 2016. (in thousands)

4. INVESTMENT TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2008 were (in thousands) $1,511,341 and $2,072,369, respectively.

          A summary of the Fund's direct transactions in Affiliated Funds for the year ended October 31, 2008 is set forth below (in thousands):

                OCTOBER 31, 2007                                OCTOBER 31, 2008
 AFFILIATE    SHARES/MARKET VALUE    PURCHASES      SALES     SHARES/MARKET VALUE
 ---------    -------------------   ----------   ----------   -------------------
Select Fund         $87,216         $1,306,161   $1,299,548         $93,829

5. SECURITIES LENDING

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned and initially in an amount at least equal to 102% of the fair value of domestic securities loaned or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. It is the Fund's policy to obtain additional

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
October 31, 2008

collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. The amount of this temporary difference at October 31, 2008 is disclosed as the calculated mark in the table below.

          Prior to June 1, 2008, the Fund, the Agent, and the Manager retained 65%, 25%, and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. From June 1, 2008, the Fund, the Agent and the Manager retain 75%, 15% and 10%, respectively, of the income generated from the investment of cash collateral, less negotiated rebate fees paid to participating borrowers and transaction costs. To the extent that a loan is secured by non-cash collateral, borrowers pay the Fund negotiated lenders' fees, which are divided between the Fund, the Agent, and the Manager using the same percentages as above. The Fund also continues to receive income on the securities loaned and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

          Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

          At October 31, 2008, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

  MARKET VALUE OF     NON-CASH      CASH COLLATERAL    UNREALIZED LOSS ON   CALCULATED   TOTAL VALUE OF
SECURITIES ON LOAN   COLLATERAL   POSTED BY BORROWER     CASH COLLATERAL       MARK        COLLATERAL
------------------   ----------   ------------------   ------------------   ----------   --------------
     $425,608           $917           $414,595             $(2,784)          $22,562       $435,290

          Cash collateral was invested in a joint investment account, which is comprised of an investment in the Select Fund and other short-term investments. The underlying securities allocated to the Fund are stated at market value and have been included as investments on the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending and unrealized losses are included in the Change in unrealized appreciation and depreciation of investments on the Fund's Statement of Operations.

          Non-cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

          At the close of business on October 9, 2008, the joint investment account in which the Fund invests redeemed for cash and securities on behalf of the Fund its shares in the Cash Trust as follows (in thousands):

Cash ............................   $260,093
Securitites (at market value) ...   $242,315

           The cash proceeds were invested in other money market funds and the securities were invested in the Securities Liquidating AB Trust.

AMERICAN BEACON SMALL CAP VALUE FUND(SM)
NOTES TO FINANCIAL STATEMENTS
October 31, 2008

6. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2008

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                                    -------------------   -------------------   -----------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT
                                    -------   ---------   -------   ---------   ------   --------   ------   ---------
Shares sold .....................    14,496   $ 244,453    10,422   $ 172,430      888   $ 14,694    1,925   $  32,194
Reinvestment of dividends .......     8,983     161,791     8,677     152,805      460      8,061    2,708      48,508
Shares redeemed .................   (21,496)   (364,982)  (22,737)   (376,472)  (1,809)   (29,610)  (6,475)   (108,132)
                                    -------   ---------   -------   ---------   ------   --------   ------   ---------
Net increase (decrease) in shares
   outstanding ..................     1,983   $  41,262    (3,638)  $ (51,237)    (461)  $ (6,855)  (1,842)  $ (27,430)
                                    =======   =========   =======   =========   ======   ========   ======   =========

Year Ended October 31, 2007

                                    INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                                    -------------------   -------------------   -----------------   ------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT    SHARES     AMOUNT
                                    -------   ---------   -------   ---------   ------   --------   ------   ---------
Shares sold .....................    16,091   $ 361,583    12,210   $ 271,462    1,200   $ 26,348    6,699   $149,000
Reinvestment of dividends .......     4,613      98,950     4,782     100,509      256      5,358    1,551      33,113
Shares redeemed .................   (15,274)   (343,946)  (16,524)   (363,461)  (1,453)   (31,825)  (7,953)   (181,660)
                                    -------   ---------   -------   ---------   ------   --------   ------   ---------
Net increase (decrease) in
   shares outstanding ...........     5,430   $ 116,587       468   $   8,510        3   $   (119)     297   $     453
                                    =======   =========   =======   =========   ======   ========   ======   =========

                      This page intentionally left blank.

AMERICAN BEACON SMALL CAP VALUE FUND (SM)
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                       Institutional Class
                                                      Year Ended October 31,
                                   -----------------------------------------------------------
                                     2008         2007         2006        2005(A)     2004(B)
                                   --------    ----------   ----------   ----------   --------
Net asset value, beginning
   of period ...................   $  22.10    $    22.53   $    20.43   $    18.85   $  16.21
                                   --------    ----------   ----------   ----------   --------
Income from investment
   operations:
   Net investment income .......       0.25          0.22         0.19         0.11       0.07
   Net gains (losses) on
      securities (both realized
      and unrealized) ..........      (7.13)         1.10         2.94         2.31       3.09
                                   --------    ----------   ----------   ----------   --------
Total income (loss) from
   investment operations .......      (6.88)         1.32         3.13         2.42       3.16
                                   --------    ----------   ----------   ----------   --------
Less distributions:
   Dividends from net investment
      income ...................      (0.22)        (0.19)       (0.14)       (0.07)     (0.08)
   Distributions from net
      realized gains on
      securities ...............      (2.47)        (1.56)       (0.89)       (0.77)     (0.44)
                                   --------    ----------   ----------   ----------   --------
Total distributions ............      (2.69)        (1.75)       (1.03)       (0.84)     (0.52)
                                   --------    ----------   ----------   ----------   --------
Net asset value, end of
   period ......................   $  12.53    $    22.10   $    22.53   $    20.43   $  18.85
                                   ========    ==========   ==========   ==========   ========
Total return ...................     (34.84)%        6.10%       15.80%       12.90%     19.86%
                                   ========    ==========   ==========   ==========   ========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ...........   $826,232    $1,413,734   $1,319,024   $1,076,909   $429,540
   Ratios to average net assets
      (annualized):
      Expenses, net of
         waivers ...............       0.81%         0.80%        0.82%        0.87%      0.89%
      Expenses before waivers ..       0.81%         0.80%        0.82%        0.87%      0.89%
      Net investment income
         (loss), net of
         waivers ...............       1.36%         0.94%        0.83%        0.66%      0.57%
      Net investment income
         (loss), before
         waivers ...............       1.36%         0.94%        0.83%        0.66%      0.57%
   Portfolio turnover rate .....         62%           52%          48%          47%        35%

                                                         PlanAhead Class
                                                     Year Ended October 31,
                                   -----------------------------------------------------------
                                     2008        2007          2006       2005(A)     2004(B)
                                   --------   ----------   -----------  ----------   ---------
Net asset value, beginning
   of period ...................   $  21.62   $    22.08   $    20.04   $    18.54   $  15.95
                                   --------   ----------   ----------   ----------   --------
Income from investment
   operations:
   Net investment income .......       0.20         0.16         0.13         0.09       0.08
   Net gains (losses) on
      securities (both realized
      and unrealized) ..........      (6.97)        1.07         2.89         2.24       2.98
                                   --------   ----------   ----------   ----------   --------
Total income (loss) from
   investment operations .......      (6.77)        1.23         3.02         2.33       3.06
                                   --------   ----------   ----------   ----------   --------
Less distributions:
   Dividends from net investment
      income ...................      (0.16)       (0.13)       (0.09)       (0.06)     (0.03)
   Distributions from net
      realized gains on
      securities ...............      (2.47)       (1.56)       (0.89)       (0.77)     (0.44)
                                   --------   ----------   ----------   ----------   --------
Total distributions ............      (2.63)       (1.69)       (0.98)       (0.83)     (0.47)
                                   --------   ----------   ----------   ----------   --------
Net asset value, end of
   period ......................   $  12.22   $    21.62   $    22.08   $    20.04   $  18.54
                                   ========   ==========   ==========   ==========   ========
Total return ...................     (35.04)%       5.83%       15.56%       12.63%     19.56%
                                   ========   ==========   ==========   ==========   ========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ...........   $699,670   $1,316,188   $1,333,814   $1,320,853   $466,364
   Ratios to average net assets
      (annualized):
      Expenses, net of
         waivers ...............       1.06%        1.05%        1.06%        1.10%      1.15%
      Expenses before waivers ..       1.06%        1.05%        1.06%        1.10%      1.15%
      Net investment income
         (loss), net
          of waivers ...........       1.12%        0.70%        0.59%        0.42%      0.33%
      Net investment income
         (loss), before
         waivers ...............       1.12%        0.70%        0.59%        0.42%      0.33%
   Portfolio turnover rate .....         62%          52%          48%          47%        35%

(A) Opus Capital Group, LLC was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC and Dreman Value Management, LLC were added as investment advisors on August 31, 2005.

(B) The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

                                                     Service Class
                                                Year Ended October 31,
                                   ------------------------------------------------
                                     2008       2007      2006    2005(A)   2004(B)
                                   -------    -------   -------   -------   -------
Net asset value, beginning
   of period ...................   $ 21.46    $ 21.94   $ 19.94   $ 18.49   $ 15.92
                                   -------    -------   -------   -------   -------
Income from investment
   operations:
   Net investment income .......      0.16       0.10      0.07      0.04      0.01
   Net gains (losses) on
      securities (both realized
      and unrealized) ..........     (6.93)      1.07      2.88      2.23      3.00
                                   -------    -------   -------   -------   -------
Total income (loss) from
   investment operations .......     (6.77)      1.17      2.95      2.27      3.01
                                   -------    -------   -------   -------   -------
Less distributions:
   Dividends from net investment
      income ...................     (0.09)     (0.09)    (0.06)    (0.05)       --
   Distributions from net
      realized gains on
      securities ...............     (2.47)     (1.56)    (0.89)    (0.77)    (0.44)
                                   -------    -------   -------   -------   -------
Total distributions ............     (2.56)     (1.65)    (0.95)    (0.82)    (0.44)
                                   -------    -------   -------   -------   -------
Net asset value, end of
   period ......................   $ 12.13    $ 21.46   $ 21.94   $ 19.94   $ 18.49
                                   =======    =======   =======   =======   =======
Total return ...................    (35.19)%     5.55%    15.23%    12.32%    19.24%
                                   =======    =======   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ...........   $33,479    $69,112   $70,602   $44,709   $11,828
   Ratios to average net assets
      (annualized):
      Expenses, net of
         waivers ...............      1.31%      1.32%     1.34%     1.40%     1.38%
      Expenses before waivers ..      1.31%      1.32%     1.34%     1.40%     1.69%
      Net investment income
         (loss), net of
         waivers ...............      0.86%      0.43%     0.31%     0.12%     0.17%
      Net investment income
         (loss), before
         waivers ...............      0.86%      0.43%     0.31%     0.12%    (0.14)%
   Portfolio turnover rate .....        62%        52%       48%       47%       35%

                                                         AMR Class
                                                   Year Ended October 31,
                                   -----------------------------------------------------
                                     2008        2007       2006      2005(A)    2004(B)
                                   --------    --------   --------   --------   --------
Net asset value, beginning
   of period ...................   $  22.05    $  22.48   $  20.38   $  18.78   $  16.13
                                   --------    --------   --------   --------   --------
Income from investment
   operations:
   Net investment income .......       0.33        0.30       0.27       0.21       0.14
   Net gains (losses) on
      securities (both realized
      and unrealized) ..........      (7.15)       1.08       2.91       2.26       3.04
                                   --------    --------   --------   --------   --------
Total income (loss) from
   investment operations .......      (6.82)       1.38       3.18       2.47       3.18
                                   --------    --------   --------   --------   --------
Less distributions:
   Dividends from net investment
      income ...................      (0.28)      (0.25)     (0.19)     (0.10)     (0.09)
   Distributions from net
      realized gains on
      securities ...............      (2.47)      (1.56)     (0.89)     (0.77)     (0.44)
                                   --------    --------   --------   --------   --------
Total distributions ............      (2.75)      (1.81)     (1.08)     (0.87)     (0.53)
                                   --------    --------   --------   --------   --------
Net asset value, end of
   period ......................   $  12.48    $  22.05   $  22.48   $  20.38   $  18.78
                                   ========    ========   ========   ========   ========
Total return ...................     (34.71)%      6.39%     16.12%     13.23%     20.12%
                                   ========    ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period
      (in thousands) ...........   $209,927    $411,406   $412,857   $424,965   $438,353
   Ratios to average net assets
      (annualized):
      Expenses, net of
         waivers ...............       0.56%       0.54%      0.55%      0.58%      0.60%
      Expenses before waivers ..       0.56%       0.54%      0.55%      0.58%      0.60%
      Net investment income
         (loss), net
          of waivers ...........       1.62%       1.21%      1.10%      0.94%      0.84%
      Net investment income
         (loss), before
          waivers ..............      1.62%       1.21%      1.10%      0.94%      0.84%
   Portfolio turnover rate .....        62%         52%        48%        47%        35%

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
(UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2008, which is designated as qualifying for the dividends-received deduction, was 21.74%.

          For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2008, which is designated as qualified dividend income under the Jobs Growth Tax Relief Act of 2003, was 27.78%. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

          Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $293,821,907 as long-term capital gain dividends for the tax year ended October 31, 2008.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          At its May 21, 2008 meeting, the Board of Trustees ("Board" or "Trustees") considered the renewal of the existing Management Agreement ("Current Agreement") between the Manager and the American Beacon Funds ("Beacon Trust") on behalf of its Small Cap Value Fund (the "Fund") and each Investment Advisory Agreement between the Manager and a subadvisor ("Current Investment Advisory Agreement"). In preparation for the Board's consideration to renew these Current Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Fund. The Investment Committee held a separate meeting on May 9, 2008 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

          On May 21, May 22 and June 4, 2008, the Board met to determine, among other matters, whether to approve a new investment management agreement ("New Agreement") between the Manager and the Fund. The New Agreement was necessary because, on April 16, 2008, AMR Corporation ("AMR"), the parent company of the Manager, entered into an agreement with Lighthouse Holdings, Inc. ("Lighthouse") pursuant to which Lighthouse would acquire all of the capital stock of the Manager ("Transaction") in exchange for cash and 10% of the capital stock of the parent corporation of Lighthouse. Upon the closing of the Transaction on September 12, 2008 ("Closing"), the Manager ceased to be a wholly owned subsidiary of AMR and became a subsidiary of Lighthouse. This change in control was deemed to be an "assignment" under the Investment Company Act of 1940 ("1940 Act") of the Fund's Current Agreement with the Manager. As required by the 1940 Act, the Fund's Current Agreement provided for its automatic termination in the event of an assignment and therefore terminated upon the Closing.

          To provide for the continuity of management for the Fund, the Board met to consider the New Agreement with the Manager. The New Agreement for the Fund reflects substantially the same terms as the Current Agreement for the Fund. In addition, the Current Agreement had been updated and modernized. As part of this process, the primary administrative services provided by the Manager to the Fund have been transferred to one single administrative services agreement ("New Administrative Services Agreement"). The Manager previously provided administrative services to the Fund pursuant to its Current Agreement and an Administrative Services Agreement ("Current Administrative Services Agreement"). The aggregate fee rates for the Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates imposed under the existing agreements which they replaced.

          In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board considered the impact to the Fund once Lighthouse directly controlled the Manager. Lighthouse indicated that it did not anticipate making any changes to the organization or structure of the Fund, to the service providers or to the aggregate fee rates under the Current Agreement. In addition, the portfolio managers at the Manager that manage the Fund were expected to continue to manage the Fund after the Closing. In that regard, the Manager and Lighthouse anticipated entering into employment contracts with certain key personnel performing or overseeing the Fund's investment program. The Board considered that there could be no assurance that these personnel would choose to remain employed by the Manager before or after the Closing. The Board noted that the Manager and the Fund would continue to operate under their existing names. Potential benefits to the Fund as a result of the Transaction included Lighthouse's intention to devote additional resources to product development and distribution of Fund shares. The Board also considered that any resulting growth of Fund assets would potentially produce economies of scale that would benefit shareholders of the Fund.

          With respect to the Fund, the Manager had entered into Current Investment Advisory Agreements with various subadvisors on behalf of the Fund. Upon the Closing, these Current Investment Advisory Agreements terminated automatically upon the termination of the Current Agreement. Pursuant to an exemptive order

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

issued by the Securities and Exchange Commission ("SEC"), the Manager was permitted to enter into new or modified investment advisory agreements with the subadvisors ("New Investment Advisory Agreements") without approval of the Fund's shareholders, but subject to the approval of the Fund's Board. Each New Investment Advisory Agreement reflected substantially the same terms as the Current Investment Advisory Agreement for the Fund.

          In preparation for the Board's consideration to approve the New Agreement and New Investment Advisory Agreements, the Board held preliminary conference call meetings on April 15, 16 and 21, 2008, to discuss the New Agreement and New Investment Advisory Agreements and the effect that approving the New Agreement and New Investment Advisory Agreements would have on the Fund. The Board received a memorandum and related advice from their legal counsel detailing the Board's responsibilities in considering the New Agreement and New Investment Advisory Agreements.

          In connection with Board's consideration of the Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of the Transaction, the effects of the Transaction on the Beacon Trust and the Board, and any proposed changes to the Beacon Trust, its service providers or fee structure and other information;

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     -    a copy of the firm's Form ADV registration statement with the SEC;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

     - a description of any payments by the firm to support the Fund's marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Fund;

     - a description of the scope of portfolio management services provided to the Fund and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Fund due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Fund;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and verification of the firm's insurance coverage with regard to the services provided to the Fund.

          In addition to the foregoing, the Manager provided the following information specific to the renewal of the Fund's Current Agreement and the approval of the Fund's New Agreement:

     - a comparison of the performance of the Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and the Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Fund;

     - a discussion of any rebate arrangements between the Manager and a service provider to the Fund pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each subadvisor to the Fund; and

     - a description of how expenses that are not readily identifiable to the Fund are allocated.

          In connection with the Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of the Fund versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds. The class of shares used for comparative purposes was the class with the longest performance history, which was the Institutional Class. References below to the Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper. The Current Agreement, Current Investment Advisory Agreements, New Agreement and New Investment Advisory Agreements are each referenced to herein as an "Agreement" and collectively, the "Agreements."

           The Trustees also received memoranda from their legal counsel detailing the Board's responsibilities pertaining to the approval of each Agreement. These memoranda explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

           In connection with the Board's consideration of the New Agreement and each New Investment Advisory Agreement, the Trustees considered, among other information, the following factors:

1. The manner in which the Fund's assets are managed will not change as a result of the Transaction, and the same people who manage the Fund's assets are expected to continue to do so after the Transaction;

2. The aggregate fee rates payable by the Fund under the New Agreement and the New Administrative Services Agreement are the same as the fee rates payable under the Current Agreement and the Current Administrative Services Agreement;

3. The material terms regarding advisory services pursuant to the New Agreement are substantially the same as the terms of the Current Agreement;

4. The qualifications of the Manager's personnel who will provide advisory and administrative services to the Fund are not expected to change;

5. The Manager's financial condition and the post-Closing capitalization of Lighthouse;

6.   The impact of the Transaction on the Manager's day-to-day operations;

7. The capabilities, experience, corporate structure and capital resources of Lighthouse;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

8. The long-term business goals of Lighthouse with regard to the Manager and the Beacon Trust;

9. Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as AMR and Lighthouse plan to bear equally the costs, fees and expenses incurred by the Fund in connection with obtaining shareholder approval of the New Agreement, the fees and expenses of accountants and attorneys relating to the Transaction and obtaining shareholder approval of the New Agreement, the fees and expenses incurred by the Fund in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction;

10. The Fund may realize benefits as a result of the Transaction, including long-term economies of scale;

11. The potential for increased costs to the Beacon Trust in order to satisfy existing obligations under the current Trustees' retirement plan; and

12. The advisory relationship with each subadvisor would continue in the same manner as before the Transaction and that each New Investment Advisory Agreement would be substantially the same as each Current Investment Advisory Agreement.

          Provided below is an overview of the other primary factors the Board considered at its May 21, May 22 and June 4, 2008 meetings. The Board did not identify any particular information that was most relevant to its consideration to renew the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Non-interested Trustees provided the Board with memoranda regarding its responsibilities pertaining to the renewal of the Current Agreement and Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements. Based on its evaluation, the Board unanimously concluded that the terms of each Current Agreement and Current Investment Advisory Agreement were reasonable and fair and that the renewal of each Current Agreement and Current Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also unanimously concluded that the terms of the New Agreement and New Investment Advisory Agreements were reasonable and fair and that the approval of the New Agreement and New Investment Advisory Contracts was in the best interests of the Fund and its shareholders.

          In determining whether to renew the Current Agreement and the Current Investment Advisory Agreements and approve the New Agreement and New Investment Advisory Agreements, the Trustees considered the best interests of the Fund. While the Current Agreement and Current Investment Advisory Agreements for the Fund was considered at the Board meetings on May 21, 2008, and the New Agreement and New Investment Advisory Agreement for the Fund was considered at the meetings on May 21, May 22 and June 4, 2008, the Board considered each Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and each subadvisor for the Fund; (3) the costs incurred by the Manager and (to the extent provided) the subadvisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and Lighthouse regarding certain key aspects of the materials submitted in support of the renewal.

          Nature, Extent and Quality of Services. With respect to the renewal of the Fund's Current Agreement and the approval of the Fund's New Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Fund's product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Fund; the addition of personnel to manage the Fund, promote sales and improve services, including the addition of a separate new information

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

technology (IT) department at the Manager; the high rankings received by the Fund in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors.

          With respect to the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing the Fund, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for the Fund and, thus, determined to renew the Current Agreement and Current Investment Advisory Agreements, and approve each New Agreement and New Investment Advisory Agreements for the Fund.

          Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding the Fund's investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors.

          In considering the renewal of the Current Agreement and the approval of the New Agreement, the Trustees considered the following additional factors:
(1) the Small Cap Value Fund outperformed the peer universe median for the one- and five-year periods ended March 31, 2008 but underperformed for the three-year period; and (2) the expense ratio of the Institutional Class of Fund shares was the lowest of its Lipper expense group.

          In considering the renewal of the Current Investment Advisory Agreements and the approval of the New Investment Advisory Agreements with Barrow Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Global Investment Management, LLC ("Brandywine"), Dreman Value Management, LLC ("Dreman"), Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), Metropolitan West Capital Management, LLC ("MetWest"), The Boston Company Asset Management, LLC ("TBC"), and Opus Capital Group, LLC ("Opus"), the Trustees considered the following additional factors: (1) Hotchkis outperformed the peer universe median for the five-year period ended March 31, 2008 but underperformed for the one- and three-year periods; (2) Brandywine outperformed the peer universe median for the one- and five-year periods ended March 31, 2008 but underperformed for the three-year period; (3) Barrow and TBC outperformed the peer universe median for the one- and three-year periods ended March 31, 2008;
(4) Opus outperformed the peer universe median for the one-year period ended March 31, 2008 but underperformed for the three-year period; (5) Dreman and MetWest have not been allocated a portion of Fund assets to date; (6) Barrow, Brandywine, Hotchkis, and TBC informed the Manager that they use Fund commissions to obtain proprietary research, the application of which benefits the Fund and each of those subadvisors' clients, and Hotchkis further informed the Manager that it uses Fund commissions to obtain third-party research, but that there is little or no impact to the Fund; and (7) the Manager's recommendation to continue to retain each subadvisor.

          Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager and a subadvisor by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Current and New Agreements for the Beacon Trust stipulate that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a Feeder Fund), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Fund, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

          The Board also noted that the Manager proposed to continue any expense waivers and reimbursements for the Fund and classes that were in place during the last fiscal year. The Board further considered that the

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Fund and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of the Fund. The Board also noted that certain classes of the Fund may maintain higher expense ratios in order to compensate third-party distributors.

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees. Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors.

          Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, many subadvisors have agreed to take into account other assets of AMR and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for the Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

          Benefits Derived from the Relationship with the Fund. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager's relationship with the Fund continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Beacon Trust at a relatively low cost. In this regard, the Board considered that the benefit plans of AMR have invested substantial assets in the Fund, which helps reduce costs for other Fund shareholders, just as the investment of other Fund shareholders helps to reduce costs for AMR's benefit plans. In addition, the Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Fund. The Board also considered that the Fund did not pay commissions to any affiliated broker-dealer of the Manager during the most recent fiscal year ended October 31, 2007. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of its relationships with the Fund appears to be fair and reasonable.

          Conclusion. Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, determined that the Small Cap Value Fund and its shareholders would benefit from the Manager's and subadvisors' continued management of the Fund, approved the renewal of the Current Agreement and Current Investment Advisory Agreements, and approved the New Agreement and New Investment Advisory Agreements with respect to the Small Cap Value Fund.

VOTING RESULTS OF SHAREHOLDER MEETING
(UNAUDITED)

          A special meeting of shareholders of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Small Cap Value Fund (the "Fund"), a portfolio of the Trust, approved a new investment management agreement between American Beacon Advisors, Inc. and the Fund. This proposal required a majority of shareholders of the Fund to achieve a quorum; however, a quorum was not present for the Fund and therefore not enough votes in favor of the proposal for shareholder approval for the Fund. The meeting was adjourned to a second special shareholder meeting on August 27, 2008 where a quorum was present, but there were not enough votes in favor of the proposal for shareholder approval. The meeting adjourned for a third special meeting of shareholders on September 9, 2008, where a quorum was present for the Fund and the proposal was approved by shareholders. The following are the results of the shareholder votes for this proposal:

       FOR            AGAINST        ABSTAIN        NON-VOTING
----------------   ------------   -------------   --------------
1,054,957,475.04   7,669,964.83   38,832,166.28   205,680,782.85

          A special meeting of the shareholders of the American Beacon Funds (the "Trust") was held on August 22, 2008. The shareholders of the Trust approved the re-election of five of the current Trustees to the Board of the American Beacon Trust and to elect three additional Trustees to the Board. This proposal required a majority of the shareholders of the Trust to vote to achieve a quorum. The following are the results of the election of each Trustee:

ALAN D. FELD
Affirmative ........................   12,634,553,751.62
Withhold ...........................      519,818,259.90

W. HUMPHREY BOGART
Affirmative ........................   12,999,746,162.82
Withhold ...........................      154,625,848.70

BRENDA A. CLINE
Affirmative ........................   13,009,050,779.42
Withhold ...........................      145,321,232.10

RICHARD A. MASSMAN
Affirmative ........................   13,004,756,096.42
Withhold ...........................      149,615,915.10

R. GERALD TURNER
Affirmative ........................   13,004,259,224.92
Withhold ...........................      150,112,786.60

THOMAS M. DUNNING
Affirmative ........................   13,003,350,236.48
Withhold ...........................      151,021,775.04

EUGENE J. DUFFY
Affirmative ........................   12,985,296,316.39
Withhold ...........................      169,075,695.13

PAUL J. ZUCCONI
Affirmative ........................   12,985,296,316.39
Withhold ...........................      169,075,695.13

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                                    AND CURRENT DIRECTORSHIPS
------------------------   -------------------   -----------------------------------------------------------------------------------
INTERESTED TRUSTEES
                                  Term
                            Lifetime of Trust
                              until removal,
                              resignation or
                                retirement*

Alan D. Feld** (71)        Trustee since 1996    Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel
                                                 Communications (1984-Present); Trustee, CenterPoint Properties (1994-2006); Member,
                                                 Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D.
                                                 Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital.

NON-INTERESTED TRUSTEES
                                  Term
                            Lifetime of Trust
                              until removal,
                              resignation or
                                retirement*

W. Humphrey Bogart (64)     Trustee since 2004   Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant,
                                                 New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and
                                                 CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity
                                                 Investments Southwest Company (1983-1995); Senior Vice President of Regional
                                                 Centers, Fidelity Investments (1988-1995).

Brenda A. Cline (47)        Trustee since 2004   Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell
                                                 Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present);
                                                 Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children's Health Foundation)
                                                 (2001-2006); Director, Christian Church Foundation (1999-2007).

Eugene J. Duffy (54)        Trustee since 2008   Principal and Executive Vice President, Paradigm Asset Management (1994-Present);
                                                 Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions
                                                 Fund Board of Trustees, National Association for the Advancement of Colored People
                                                 (2007-Present); Trustee, National Association for the Advancement of Colored People
                                                 (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee,
                                                 Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr.
                                                 Institute on Politics and Public Service (2001-Present); Chair, National
                                                 Association of Securities Professionals (2000-2002); Deputy Chief Administrative
                                                 Officer, City of Atlanta (1985-1990).

Thomas M. Dunning (65)      Trustee since 2008   Consultant, (2008-Present); Chairman (2003-2008) and Chief Executive Officer
                                                 (2003-2007), Lockton Dunning Benefits (consulting firm in employee benefits);
                                                 Director, Oncor Electric Delivery Company LLC; Advisory Director, Comerica Texas;
                                                 Immediate Past Chairman and Board Member, Dallas Citizens Council; Director, Baylor
                                                 Health Care System Foundation; State Vice Chair, State Fair of Texas; Board Member,
                                                 Southwestern Medical Foundation.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                                    AND CURRENT DIRECTORSHIPS
------------------------   -------------------   -----------------------------------------------------------------------------------
Richard A. Massman (65)     Trustee since 2004   Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company
                           Chairman since 2008   engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (1994-Present). Chairman (2007-Present)
                                                 and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-Present)
                                                 and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian
                                                 Hospital Foundation (2006-Present).

R. Gerald Turner (62)       Trustee since 2001   President, Southern Methodist University (1995-Present); Director, ChemFirst
225 Perkins Admin. Bldg.                         (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director,
Southern Methodist Univ.                         California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide
Dallas, Texas 75275                              Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting
                                                 Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission
                                                 on Intercollegiate Athletics.

Paul J. Zucconi,CPA (67)    Trustee since 2008   Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002- present); Director, Torchmark
                                                 Corporation (life and health insurance products) (2002-present); Director, National
                                                 Kidney Foundation of North Texas (2003-Present); Director, Dallas Chapter of
                                                 National Association of Corporate Directors (2004-Present); Partner, KPMG
                                                 (1976-2001).

OFFICERS
                                   Term
                                 One Year

William F. Quinn** (60)       President from     Chairman (2006-Present) and CEO (2006-2007), President (1986-2006) and Director
                               1987 to 2007      (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director
                           and 2008 to Present   (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director,
                              Executive Vice     Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr,
                              President from     LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern
                               2007 to 2008      Methodist University Endowment Fund (1996-Present); Member, Southern Methodist
                               Trustee from      University Cox School of Business Advisory Board (1999-2002); Member, New York
                               1987 to 2008      Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present);
                                                 Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment
                                                 of Employee Benefits; Director, United Way of Metropolitan Tarrant County
                                                 (1988-2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-2008);
                                                 Trustee, American Beacon Select Funds (1999-2008); Trustee, American Beacon Master
                                                 Trust (1995-2008).

Rosemary K. Behan (49)      VP, Secretary and    Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                               Chief Legal       (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc.
                                 Officer         (2004-2006); Enforcement Attorney (2002-2004) and Branch Chief (2000-2002),
                               since 2006        Securities and Exchange Commission.

Brian E. Brett (48)           VP since 2004      Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc.
                                                 (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor)
                                                 (1996-2004).

Wyatt Crumpler (42)           VP since 2007      Vice President, Trust Investments, American Beacon Advisors, Inc. (2007-Present);
                                                 Managing Director of Corporate Accounting (2004-2007), Director of IT Strategy and
                                                 Finance (2002-2004), American Airlines, Inc.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED                          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS       WITH THE TRUST                                    AND CURRENT DIRECTORSHIPS
------------------------   -------------------   -----------------------------------------------------------------------------------
Michael W. Fields (54)         VP since 1989     Vice President, Fixed Income Investments, American Beacon Advisors, Inc.
                                                 (1988-Present).

Rebecca L. Harris (41)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).
                                   1995

Christina E. Sears (37)      Chief Compliance    Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior
                            Officer since 2004   Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).
                                 and Asst.
                             Secretary since
                                  1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.

** Mr. Feld is deemed to be an "interested person" of the Trusts, as defined by the 1940 Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust's and Master Trust's sub-advisors.

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                                       41

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

             (GRAPHIC)                                  (GRAPHIC)

             BY E-MAIL:                             ON THE INTERNET:
 american_beacon.funds@ambeacon.com                Visit our website at
                                               www.americanbeaconfunds.com

             (GRAPHIC)                                  (GRAPHIC)

           BY TELEPHONE:                                 BY MAIL:
       Institutional Class                         American Beacon Funds
       Call (800) 658-5811                            P.O. Box 219643
           AMR Class(SM)                          Kansas City, MO 64121-9643
       Call (800) 345-2345
PlanAhead Class(R) and Service Class
       Call (800) 388-3344

          AVAILABILITY OF                            AVAILABILITY OF
    QUARTERLY PORTFOLIO SCHEDULES           PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN              TRANSFER AGENT    INDEPENDENT REGISTERED  DISTRIBUTOR
STATE STREET BANK AND  BOSTON FINANCIAL  PUBLIC ACCOUNTING FIRM  FORESIDE FUND
TRUST                  DATA SERVICES     ERNST & YOUNG LLP       SERVICES
Boston, Massachusetts  Kansas City,      Dallas, Texas           Portland, Maine
                       Missouri

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 10/08
                                                                           64671

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend, nor grant any waivers to, the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Mrs. Brenda A. Cline, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mrs. Brenda A. Cline is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $265,722         10/31/2006 (revised)
  $92,179          12/31/2006
  $280,229         10/31/2007
  $85,006          12/31/2007
  $294,836         10/31/2008


(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $23,164*                10/31/2006 (revised)
 $0                      12/31/2006
 $8,750**                10/31/2007
 $6,250**                12/31/2007 (revised)
 $0                      10/31/2008

* Attestation services related to Interfund Lending Program, review of N-1A and assistance with disclosure related to International Equity Fund reorganization
**Review of N-1A filings

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $0            10/31/2006
 $0            12/31/2006
 $29,199**     10/31/2007
 $11,141       12/31/2007
 $12,698*       10/31/2008

* For review of 2007 tax returns
**2005 and 2006 tax compliance and tax advice related to International Equity
  Fund reorganization

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               10/31/2006
     $0               12/31/2006
     $0               10/31/2007
     $0               12/31/2007
     $0               10/31/2008


(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $10,695      $0                   N/A                       12/31/2005
  $35,164      $0                   N/A                       10/31/2006 R
  $0           $0                   N/A                       12/31/2006
  $37,949      $0                   N/A                       10/31/2007
  $11,141      $0                   N/A                       12/31/2007
  $12,698      $0                   N/A                       10/31/2008



(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   ----------------------
   William F. Quinn
   President

Date: January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   ----------------------
   William F. Quinn
   President

Date: January 8, 2009


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 8, 2009